                                          VAN KAMPEN
                                          AMERICAN VALUE FUND
                                          ANNUAL REPORT

                                          JUNE 30, 2001

                               [PHOTO OF BOY TOSSING BALL]

                               Privacy Notice information on the back.

                                                      VAN KAMPEN
                                                      INVESTMENTS

                                              GENERATION OF EXPERIENCE(SM)

                         TABLE OF CONTENTS

                                  OVERVIEW

                    LETTER TO SHAREHOLDERS  1

                         ECONOMIC SNAPSHOT  2

                       PERFORMANCE SUMMARY

                         RETURN HIGHLIGHTS  4

            GROWTH OF A $10,000 INVESTMENT  5

                     PORTFOLIO AT A GLANCE

                          TOP TEN HOLDINGS  6

                          TOP FIVE SECTORS  6

          Q&A WITH YOUR PORTFOLIO MANAGERS  7

                         GLOSSARY OF TERMS 10

                            BY THE NUMBERS

                   YOUR FUND'S INVESTMENTS 11

                      FINANCIAL STATEMENTS 22

             NOTES TO FINANCIAL STATEMENTS 28

            REPORT OF INDEPENDENT AUDITORS 35

                    VAN KAMPEN INVESTMENTS

            THE VAN KAMPEN FAMILY OF FUNDS 36

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES 37

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

--------------------------------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
--------------------------------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS

JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                       (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                      (2)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

   [The following table was depicted as a bar chart in the printed material.]

                      Mar 99                       3.5%
                      Jun 99                       2.5%
                      Sep 99                       5.7%
                      Dec 99                       8.3%
                      Mar 00                       4.8%
                      Jun 00                       5.2%
                      Sep 00                       2.2%
                      Dec 00                       1.0%
                      Mar 01                       1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

   [The following table was depicted as a line chart in the printed material.]

                            Interest Rates  Inflation
                Jun 99             5.0%        2.0%
                Jul 99             5.0%        2.1%
                Aug 99            5.25%        2.3%
                Sep 99            5.25%        2.6%
                Oct 99            5.25%        2.6%
                Nov 99             5.5%        2.6%
                Dec 99             5.5%        2.7%
                Jan 00             5.5%        2.7%
                Feb 00            5.75%        3.2%
                Mar 00             6.0%        3.8%
                Apr 00             6.0%        3.1%
                May 00             6.5%        3.2%
                Jun 00             6.5%        3.7%
                Jul 00             6.5%        3.7%
                Aug 00             6.5%        3.4%
                Sep 00             6.5%        3.5%
                Oct 00             6.5%        3.4%
                Nov 00             6.5%        3.4%
                Dec 00             6.5%        3.4%
                Jan 01             5.5%        3.7%
                Feb 01             5.5%        3.5%
                Mar 01             5.0%        2.9%
                Apr 01             4.5%        3.3%
                May 01             4.0%        3.6%
                Jun 01            3.75%        3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL
PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                      (3)

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                              A SHARES     B SHARES     C SHARES
--------------------------------------------------------------------------------
One-year total return based on NAV(1)           -8.47%       -9.20%       -9.14%
--------------------------------------------------------------------------------
One-year total return(2)                       -13.74%      -13.38%       -9.98%
--------------------------------------------------------------------------------
Five-year average annual total return(2)        12.18%       12.46%       12.65%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)     11.87%       12.78%       11.87%
--------------------------------------------------------------------------------
Commencement date                             10/18/93       8/1/95     10/18/93
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12B-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1
      FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                      (4)

GROWTH OF A $10,000 INVESTMENT
(OCTOBER 18, 1993--JUNE 30, 2001)

   [The following table was depicted as a line chart in the printed material.]

                                                      RUSSELL 2500(R) INDEX
                                                     MEASURES THE PERFORMANCE
                                                        OF 2500 SMALL- AND
                        AMERICAN VALUE FUND         MID-SIZE COMPANIES' STOCKS.+
        10/93                   $9,425                          $10,000
         6/94                   $9,321                           $9,409
         6/95                  $10,720                          $11,560
         6/96                  $12,586                          $14,355
         6/97                  $16,447                          $17,239
         6/98                  $21,095                          $20,539
         6/99                  $24,797                          $22,569
         6/00                  $25,913                          $25,911
         6/01                  $23,718                          $26,543

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE RUSSELL 2500(R) INDEX OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ FACTSET RESEARCH SYSTEMS INC.


                                      (5)

PORTFOLIO AT A GLANCE
TOP TEN HOLDINGS+

(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)

1. NBTY                                                                     1.9%

   Manufactures and sells vitamins and nutritional supplements.

2. CEPHALON                                                                 1.5%

   Sells and develops pharmaceuticals, primarily for sleep disorders and the treatment of cancer.

3. CAREMARK RX                                                              1.3%

   Distributes pharmaceuticals and handles prescription benefits for members of various health plans.

4. ALLEGHENY ENERGY                                                         1.2%

   Provides electricity to customers primarily in the mid-atlantic and midwest United States.

5. BARNES & NOBLE                                                           1.0%

   Operates a chain of bookstores and video game stores throughout the United States.

6. COMPUWARE                                                                1.0%

   Provides software for corporate computer systems and networks.

7. ALLIANT TECHSYSTEMS                                                      1.0%

   Develops aerospace, munitions and defense systems for the United States and allied governments.

8. REPUBLIC SERVICES                                                        1.0%

   Provides waste disposal services throughout the United States.

9. CULLEN/FROST BANKERS                                                     1.0%

   Provides financial services to customers in Texas and Mexico.

10. POTOMAC ELECTRIC POWER                                                  0.9%

    Generates and distributes power in the Washington D.C. area.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION
  IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

   [The following table was depicted as a bar chart in the printed material.]

                                            June 30, 2001      June 30, 2000
Financial Services                              18.4%              12.5%
Technology                                      15.1%              31.5%
Health Care                                     14.3%              10.6%
Heavy Industry/Transportation                   12.0%               8.9%
Utilities                                        8.5%               7.1%

* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                      (6)

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AMERICAN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2001. THE TEAM IS LED BY WILLIAM B. GERLACH, GARY G. SCHLARBAUM, AND VITALY KORCHEVSKY, PORTFOLIO MANAGERS, MORGAN STANLEY INVESTMENT MANAGEMENT INC. GERLACH HAS COMANAGED THE FUND SINCE 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1984. SCHLARBAUM JOINED THE FUND IN 1996 AS COMANAGER AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1984, WHILE KORCHEVSKY JOINED THE FUND AS COMANAGER IN 2000 AND HAS
WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A The stock market of the past year has been subject to extreme volatility. While the Federal Reserve Board ("the Fed") moved aggressively to lower interest rates, the market reacted negatively to a stream of earnings disappointments and pre-announcements. These disappointments were especially prevalent in the technology sector, which continued the slide it started in April 2000. In spite of the occasional Fed-induced rally, tech stocks fell precipitously over the 12-month period, pulling the growth-stock indexes down with them.

      The market's uncertainty benefited value stocks, which reached historic levels of outperformance relative to the growth style over the 12-month period. In a reversal of the pattern established in the late 1990s, value stocks assumed market leadership as investors began to pay more attention to valuations rather than to top-line earnings growth.

      The past year also saw a reversal in the fortunes of smaller-cap stocks. The mega-cap names that dominated the benchmarks for the second half of the 1990s fell out of favor. Investors shifted their attention to smaller names that were expected to benefit quickly from lower interest rates. This change in focus caused mid-cap stocks to outperform in the second half of 2000, while smaller-cap stocks led the market in the first half of 2001.

      In this challenging environment, the fund returned -8.47 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                                      (7)

PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      BY COMPARISON, THE RUSSELL 2500(R) INDEX, WHICH IS THE FUND'S BENCHMARK INDEX, RETURNED 2.44 PERCENT FOR THE SAME PERIOD. THE RUSSELL 2500(R) INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S.MARKET FOR SMALL- TO MEDIUM-CAPITALIZATION STOCKS. THE INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q     WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A The uncertain environment led us to have a cautious outlook and to maintain a defensive posture in the fund's portfolio. One of our primary concerns has been the sustainability of consumer confidence in the face of deteriorating economic and employment conditions. While consumer spending has been the one bright spot in the economy, we have been concerned that the loss of jobs and the reversal of the wealth effect might lead consumers to close their wallets. As a result, we limited exposure to areas--such as consumer durables--that would be especially hard hit should that activity slow. The fund was also underweighted in technology due to inventory oversupply and a slowdown in corporate spending.

      Within the financial services sector, the fund was underweight relative to the fund's benchmark in financial services, especially in banks and other credit-sensitive industries. We have been cautious about deteriorating credit quality. While these companies tend to benefit from lower interest rates, they are also highly susceptible to the contagion of their borrowers' economic difficulties. However, one industry within the sector we found attractive was insurance. We anticipated insurance companies to potentially benefit from an improved pricing dynamic.

      Our defensive stance also resulted in modest overweights relative to the benchmark index in classically defensive industries such as food and health care. We also modestly overweighted the energy sector, where rising oil prices created greater profitability during 2000. But we trimmed the position as oil prices began falling during the first half of 2001.

Q     WHAT STOCKS PERFORMED WELL DURING THE REPORTING PERIOD?

A Our process focuses on adding value through stock selection, and our team was able to identify several strong performers over the past year. The most significant contributor to the fund's performance was NBTY. This company distributes and manufactures Nature's Bounty vitamins. Nature's Bounty is a leader in the low-cost segment of the market, and the stock has reflected that leadership.

      While the fund was underweight in financial services, our team's stock selection in that sector was strong. For example, Concord EFS, an account and transaction processing company, exhibited the stable growth characteristics


                                      (8)
we have been emphasizing in the portfolio. Other strong performers included Everest Re Group, which has benefited from improved pricing in the insurance industry, and Golden State Bancorp.

      KEEP IN MIND THAT NOT ALL SECURITIES IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE SECURITIES WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q     WHAT STOCKS WERE DISAPPOINTMENTS?

A Cutbacks in telecommunications spending hurt Terayon Communications and PC-Tel. Concerns about inventory gluts led to a sell off in semiconductor stocks, dragging down Silicon Storage Technology. Titan Corp., a defense company that produces technology for the U.S. government, also produced disappointing results. However, we continue to believe this company has good growth prospects for two reasons: first, it has created technologies that benefit the consumer, and second, the company performed well during the second quarter of 2001.

      Despite a generally positive contribution from the fund's health care stocks, a few selected companies underperformed. For example, Alpharma, a generic drug company, missed earnings expectations.

Q     WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A Our outlook remains cautious. The Fed's interest rate cuts have yet to significantly ripple through the economy, which has shown few signs of strength. Corporate earnings have continued to disappoint, and no market sectors are currently providing clear leadership. Most important, we believe rising layoffs are bound to dampen consumer confidence at some point.

      As long as the current environment continues, we anticipate exercising prudence in the fund's positioning. We plan to keep the fund's sector weights even closer to the benchmark (the Russell 2500(R) Index) in order to focus on adding value through stock selection.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (9)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.


                                      (10)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                        MARKET
DESCRIPTION                                              SHARES          VALUE
COMMON STOCKS 95.1%
BASIC RESOURCES 5.5%
BASIC CHEMICALS 0.7%

Nova Chemicals Corp. .............................      234,200      $ 4,845,598
                                                                     -----------
CONTAINERS 0.7%
Pactiv Corp. (a) .................................      375,300        5,029,020
                                                                     -----------
NON-FERROUS METALS 2.4%
Agnico-Eagle Mines Ltd. ..........................      548,900        4,665,650
Alcan, Inc. ......................................       64,400        2,706,088
Freeport-McMoRan Copper & Gold, Inc. (a) .........      411,000        4,541,550
Newmont Mining Corp. .............................      253,500        4,717,635
                                                                     -----------
                                                                      16,630,923
                                                                     -----------
PAPER 0.4%
Boise Cascade Corp. ..............................       87,700        3,084,409
                                                                     -----------
STEEL 1.3%
AK Steel Holding Corp. ...........................      320,100        4,014,054
Lone Star Technologies, Inc. (a) .................       51,800        1,875,160
Steel Dynamics, Inc. (a) .........................      261,900        3,273,750
                                                                     -----------
                                                                       9,162,964
                                                                     -----------
TOTAL BASIC RESOURCES ............................                    38,752,914
                                                                     -----------
BEVERAGES& PERSONAL PRODUCTS 1.2%
BEVERAGES 1.2%
Pepsi Bottling Group, Inc. .......................       51,100        2,049,110
Suiza Foods Corp. (a) ............................       93,000        4,938,300
Triarc Cos., Inc. (a) ............................       52,400        1,372,880
                                                                     -----------
                                                                       8,360,290
                                                                     -----------
CONSUMER DURABLES 2.3%
AUTOMOTIVE RELATED 1.6%
Lear Corp. (a) ...................................      122,500        4,275,250
Magna International, Inc. 'A' ....................       53,500        3,289,715
Tower Automotive, Inc. (a) .......................      372,800        3,821,200
                                                                     -----------
                                                                      11,386,165
                                                                     -----------
BUILDING & HOUSING 0.1%
American Standard Cos., Inc. (a) .................       14,400          865,440
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS         (11)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES       VALUE
RECREATION & TOYS 0.6%
Hasbro, Inc. ........................................      150,500   $ 2,174,725
Polaris Industries, Inc. ............................       45,100     2,065,580
                                                                     -----------
                                                                       4,240,305
                                                                     -----------
TOTAL CONSUMER DURABLES .............................                 16,491,910
                                                                     -----------
CONSUMER SERVICES 3.1%
ENTERTAINMENT & LEISURE 0.6%
Anchor Gaming (a) ...................................       35,900     2,319,858
Park Place Entertainment Corp. (a) ..................      143,000     1,730,300
                                                                     -----------
                                                                       4,050,158
                                                                     -----------
LODGING & CATERING 0.2%
Hilton Hotels Corp. .................................       90,100     1,045,160
                                                                     -----------
OTHER 0.6%
Corinthian Colleges, Inc. (a) .......................       24,600     1,157,922
RMH Teleservices, Inc. (a) ..........................      264,300     3,412,113
                                                                     -----------
                                                                       4,570,035
                                                                     -----------
PUBLISHING & BROADCASTING 1.7%
Adelphia Communications Corp. 'A' (a) ...............      148,500     6,088,500
H&R Block, Inc. .....................................       71,800     4,634,690
Reader's Digest Association Corp., Inc. (The) 'A' ...       40,900     1,175,875
VerticalNet, Inc. (a) ...............................      134,300       334,407
                                                                     -----------
                                                                      12,233,472
                                                                     -----------
TOTAL CONSUMER SERVICES .............................                 21,898,825
                                                                     -----------
ENERGY 3.6%
BASIC RESOURCES 0.2%
Peabody Energy Corp. (a) ............................       42,100     1,378,775
                                                                     -----------
NATURAL GAS 0.9%
Aquila, Inc. (a) ....................................       18,600       458,490
Barrett Resources Corp. (a) .........................       28,900     1,705,100
Chesapeake Energy Corp. (a) .........................      372,900     2,535,720
MDU Resources Group, Inc. ...........................       41,900     1,325,716
                                                                     -----------
                                                                       6,025,026
                                                                     -----------
OIL-DOMESTIC & CRUDE 1.1%
EOG Resources, Inc. .................................       42,700     1,517,985
Ocean Energy, Inc. ..................................      218,324     3,809,754
XTO Energy, Inc. ....................................      167,850     2,408,648
                                                                     -----------
                                                                       7,736,387
                                                                     -----------
OIL-INTERNATIONAL 0.2%
Stone Energy Corp. (a) ..............................       35,700     1,581,510
                                                                     -----------


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES       VALUE

OIL-OFFSHORE DRILLING 1.0%
Grant Prideco, Inc. (a) .............................      112,600   $ 1,969,374
Precision Drilling Corp. (a) ........................      127,700     3,989,348
Rowan Cos., Inc. (a) ................................       52,600     1,162,460
                                                                     -----------
                                                                       7,121,182
                                                                     -----------
OIL-WELL EQUIPMENT & SERVICES 0.2%
Varco International, Inc. (a) .......................       86,048     1,601,353
                                                                     -----------
TOTAL ENERGY ........................................                 25,444,233
                                                                     -----------
FINANCIAL SERVICES 18.4%
BANKS 6.1%
Astoria Financial Corp. .............................       67,000     3,685,000
Banknorth Group, Inc. ...............................       36,500       826,725
City National Corp. .................................       71,400     3,162,306
Colonial BancGroup, Inc. (The) ......................       85,600     1,230,928
Cullen/Frost Bankers, Inc. ..........................      199,500     6,753,075
Fulton Financial Corp. ..............................       89,300     1,827,078
Golden State Bancorp, Inc. ..........................      142,200     4,379,760
GreenPoint Financial Corp. ..........................       91,700     3,521,280
Hibernia Corp. 'A' ..................................      288,700     5,138,860
Mercantile Bankshares Corp. .........................       44,200     1,729,546
Pacific Century Financial Corp. .....................      168,000     4,332,720
Provident Financial Group ...........................        2,400        79,008
R& G Financial Corp. 'B' ............................       80,300     1,288,815
Sovereign Bancorp, Inc. .............................      212,700     2,765,100
TCF Financial Corp. .................................       60,300     2,792,493
                                                                     -----------
                                                                      43,512,694
                                                                     -----------
CREDIT & FINANCE 0.9%
Countrywide Credit Industries, Inc ..................       77,400     3,551,112
Downey Financial Corp. ..............................       36,400     1,720,264
S1 Corp. (a) ........................................       73,800     1,033,200
                                                                     -----------
                                                                       6,304,576
                                                                     -----------
INSURANCE 4.5%
Allmerica Financial Corp. ...........................       68,000     3,910,000
Everest Re Group Ltd. ...............................       57,200     4,278,560
Gallagher (Arthur J.) & Co. .........................       50,700     1,318,200
Mercury General Corp. ...............................       95,200     3,329,144
Nationwide Financial Services, Inc. 'A' .............      138,900     6,062,985
Ohio Casualty Corp. .................................       18,200       235,690
Old Republic International Corp. ....................      119,200     3,456,800
PartnerRe Ltd. ......................................      100,000     5,540,000
SAFECO Corp. ........................................      130,700     3,855,650
                                                                     -----------
                                                                      31,987,029
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                      MARKET
DESCRIPTION                                                SHARES      VALUE
INVESTMENT COMPANIES 1.0%
A.G. Edwards, Inc. ..................................      47,400   $ 2,133,000
Affiliated Managers Group, Inc. (a)  ................      56,300     3,462,450
Legg Mason, Inc. ....................................      25,400     1,263,904
                                                                    -----------
                                                                      6,859,354
                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS 5.9%
AMB Property Corp. ..................................     145,900     3,758,384
Apartment Investment & Management Co. 'A' ...........      93,400     4,501,880
Arden Realty Group, Inc. ............................     146,900     3,922,230
BRE Properties, Inc. 'A' ............................     100,500     3,045,150
Camden Property Trust ...............................     102,100     3,747,070
Developers Diversified Realty Corp. .................     109,100     2,005,258
Duke Weeks Realty Corp. .............................     124,700     3,098,795
General Growth Properties, Inc. .....................      79,200     3,117,312
Health Care Property Investors, Inc. ................      38,600     1,327,840
Hospitality Properties Trust ........................      63,000     1,795,500
Liberty Property Trust ..............................      42,000     1,243,200
Mack-Cali Realty Corp. ..............................     127,500     3,631,200
Manufactured Home Communities, Inc. .................      72,000     2,023,200
Security Capital Group 'B' (a) ......................      87,000     1,861,800
Simon Property Group, Inc. ..........................      42,700     1,279,719
Vornado Realty Trust ................................      31,500     1,229,760
                                                                    -----------
                                                                     41,588,298
                                                                    -----------
TOTAL FINANCIAL SERVICES ............................               130,251,951
                                                                    -----------
FOOD & TOBACCO 3.9%
TOBACCO 0.8%
R.J. Reynolds Tobacco Holdings, Inc. ................      43,000     2,347,800
UST, Inc. ...........................................     115,400     3,330,444
                                                                    -----------
                                                                      5,678,244
                                                                    -----------
FOOD PRODUCTS 3.1%
Earthgrains Co. .....................................     148,400     3,858,400
Flowers Foods, Inc. (a)  ............................      36,740     1,151,799
Fresh Del Monte Produce, Inc. (a)  ..................     130,500     1,439,415
NBTY, Inc. (a)  .....................................   1,098,300    13,662,852
Smithfield Foods, Inc. (a)  .........................      37,900     1,527,370
                                                                    -----------
                                                                     21,639,836
                                                                    -----------
TOTAL FOOD & TOBACCO ................................                27,318,080
                                                                    -----------
HEALTH CARE 14.3%
DRUGS 8.1%
Alpharma, Inc. 'A' ..................................     154,700     4,215,575
Aviron (a)  .........................................      45,700     2,604,900
Cell Pathways, Inc. (a) .............................     350,000     1,484,000


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                                SHARES       VALUE
DRUGS (CONTINUED)
Cephalon, Inc. (a)  .................................      145,300   $10,243,650
COR Therapeutics, Inc. (a)  .........................      135,000     4,117,500
Enzon, Inc. (a)  ....................................       30,900     1,931,250
IDEC Pharmaceuticals Corp. (a)  .....................       39,200     2,653,448
Inhale Therapeutic Systems, Inc. (a)  ...............      123,700     2,845,100
InterMune, Inc. (a) .................................       76,900     2,739,178
IVAX Corp. (a)  .....................................       97,525     3,803,475
MedImmune, Inc. (a) .................................       73,700     3,478,640
NeoPharm, Inc. (a) ..................................       61,300     1,563,150
Noven Pharmaceuticals, Inc. (a)  ....................       71,500     2,802,800
OSI Pharmaceuticals, Inc. (a) .......................       73,400     3,860,106
POZEN, Inc. (a)  ....................................      195,000     2,925,000
Scios, Inc. (a) .....................................       68,200     1,705,682
Sepracor, Inc. (a)  .................................       85,700     3,410,860
Telik, Inc. (a) .....................................      115,100     1,133,735
                                                                     -----------
                                                                      57,518,049
                                                                     -----------
HEALTH SERVICES 3.8%
Caremark Rx, Inc. (a) ...............................      552,300     9,085,335
Health Management Associates, Inc. 'A' (a)  .........       99,300     2,089,272
Health Net, Inc. (a)  ...............................      267,600     4,656,240
Oxford Health Plans (a) .............................       18,900       540,540
Quest Diagnostics, Inc. (a)  ........................       46,000     3,443,100
Trigon Healthcare, Inc. (a) .........................       51,200     3,320,320
Universal Health Services, Inc. 'B' (a) .............       73,600     3,348,800
                                                                     -----------
                                                                      26,483,607
                                                                     -----------
HEALTH TECHNOLOGY 1.6%
St. Jude Medical, Inc. (a) ..........................       78,000     4,680,000
Vertex Pharmaceuticals, Inc. (a) ....................      131,800     6,524,100
                                                                     -----------
                                                                      11,204,100
                                                                     -----------
HOSPITAL SUPPLIES 0.8%
Bergen Brunswig Corp. 'A' ...........................      115,200     2,214,144
Priority Healthcare Corp. (a)  ......................       31,800       899,304
Varian Medical Systems, Inc. 'B' (a) ................       34,000     2,431,000
                                                                     -----------
                                                                       5,544,448
                                                                     -----------
TOTAL HEALTH CARE ...................................                100,750,204
                                                                     -----------
HEAVY INDUSTRY/TRANSPORTATION 12.0%
AEROSPACE 2.3%
Alliant TechSystems, Inc. (a)  ......................       77,800     6,994,220
Goodrich (B.F.) Co. .................................       96,100     3,649,878
Titan Corp. (a) .....................................      246,400     5,642,560
                                                                     -----------
                                                                      16,286,658
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     (15)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                                SHARES      VALUE
AIR TRANSPORTATION 0.8%
Frontier Airlines, Inc. (a)  ........................       53,800   $   659,050
Mesa Air Group, Inc. (a)  ...........................      249,800     3,085,030
SkyWest, Inc. .......................................       72,900     2,041,200
                                                                     -----------
                                                                       5,785,280
                                                                     -----------
BUSINESS SERVICES 2.7%
ACT Manufacturing, Inc. (a)  ........................       88,000       962,720
American Tower Corp. 'A' (a) ........................       60,300     1,246,401
Dycom Industries, Inc. (a)  .........................      102,900     2,359,497
MicroStrategy, Inc. (a)  ............................      258,500       723,800
Quanta Services, Inc. (a)  ..........................       51,700     1,139,468
Republic Services, Inc. 'A' (a) .....................      340,400     6,756,940
Sapient Corp. (a) ...................................       77,600       756,600
United Rentals, Inc. (a)  ...........................      208,800     5,418,360
                                                                     -----------
                                                                      19,363,786
                                                                     -----------
ELECTRICAL EQUIPMENT 0.3%
American Power Conversion Corp. (a)  ................       63,200       995,400
Artesyn Technologies, Inc. (a) ......................       66,400       856,560
                                                                     -----------
                                                                       1,851,960
                                                                     -----------
MACHINERY 1.5%
Cooper Industries, Inc. .............................       55,100     2,181,409
Manitowoc Co., Inc. .................................       55,550     1,638,725
Navistar International Corp. (a) ....................       60,400     1,699,052
Parker-Hannifin Corp. ...............................       59,400     2,520,936
Stewart & Stevenson Services, Inc. ..................       82,000     2,706,000
                                                                     -----------
                                                                      10,746,122
                                                                     -----------
MISCELLANEOUS INDUSTRIALS 4.4%
Axsys Technologies, Inc. (a) ........................       94,300     1,119,341
Florida Rock Industries, Inc. .......................       28,800     1,350,720
FMC Corp. (a)  ......................................       21,100     1,446,616
GenCorp, Inc. .......................................      306,200     3,919,360
ITT Industries, Inc. ................................      137,600     6,088,800
JLG Industries, Inc. ................................      156,600     1,934,010
Martin Marietta Materials, Inc. .....................      108,500     5,369,665
Shaw Group, Inc. (a)  ...............................       81,500     3,268,150
Textron, Inc. .......................................       47,200     2,597,888
Wabash National Corp. ...............................      313,600     3,794,560
                                                                     -----------
                                                                      30,889,110
                                                                     -----------
TOTAL HEAVY INDUSTRY/TRANSPORTATION .................                 84,922,916
                                                                     -----------


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES        VALUE
RETAIL 7.2%
APPAREL 1.5%
Global Sports, Inc. (a)  ............................      696,600   $ 5,572,800
Jones Apparel Group, Inc. (a) .......................       79,600     3,438,720
Polo Ralph Lauren Corp. (a)  ........................       64,500     1,664,100
                                                                     -----------
                                                                      10,675,620
                                                                     -----------
DEPARTMENT STORES 0.4%
J.C. Penney Co., Inc. ...............................      105,300     2,775,708
                                                                     -----------
DISCOUNTERS 0.3%
BJ's Wholesale Club, Inc. (a) .......................       47,300     2,519,198
                                                                     -----------
FOOD & DRUG RETAILERS 0.5%
Whole Foods Market, Inc. (a)  .......................      134,800     3,653,080
                                                                     -----------
RESTAURANTS 1.8%
Brinker International, Inc. (a) .....................       58,900     1,522,565
Landry's Seafood Restaurants, Inc. ..................      193,900     3,296,300
Lone Star Steakhouse & Saloon, Inc. .................      143,400     1,862,766
Ruby Tuesday, Inc. ..................................      167,400     2,862,540
Wendy's International, Inc. .........................      113,600     2,901,344
                                                                     -----------
                                                                      12,445,515
                                                                     -----------
SPECIALTY SHOPS 2.7%
AutoZone, Inc. (a)  .................................       76,100     2,853,750
Barnes & Noble, Inc. (a)  ...........................      183,300     7,212,855
Christopher & Banks Corp. (a) .......................       68,300     2,226,580
Genesco, Inc. (a)  ..................................       62,200     2,089,920
Sherwin-Williams Co. (The) ..........................       88,500     1,964,700
Toys 'R' Us, Inc. (a) ...............................      104,200     2,578,950
                                                                     -----------
                                                                      18,926,755
                                                                     -----------
TOTAL RETAIL ........................................                 50,995,876
                                                                     -----------
TECHNOLOGY 15.1%
COMPUTERS & OFFICE EQUIPMENT 2.7%
Electronics for Imaging, Inc. (a) ...................       56,000     1,652,000
Extreme Networks, Inc. (a)  .........................       55,900     1,649,050
Foundry Networks, Inc. (a)  .........................       77,200     1,542,456
Network Appliance, Inc. (a) .........................      161,300     2,209,810
Palm, Inc. (a)  .....................................      262,500     1,593,375
Pinnacle Systems, Inc. (a)  .........................      446,300     2,700,115
SonicWall, Inc. (a)  ................................       78,600     1,981,506
Storage Technology Corp. (a) ........................      121,400     1,670,464
Stratos Lightwave, Inc. (a) .........................      170,300     2,213,900
Sycamore Networks, Inc. (a)  ........................      160,400     1,494,928
Western Digital Corp. (a)  ..........................      159,600       638,400
                                                                     -----------
                                                                      19,346,004
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     (17)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
ELECTRONICS 3.5%
Amkor Technologies, Inc. (a) ...........................    31,900   $   704,990
Asyst Technologies, Inc. (a) ...........................    65,100       878,850
ChipPAC, Inc.'A' (a) ...................................    74,000       772,560
Cirrus Logic, Inc. (a) .................................    71,000     1,635,130
Concurrent Computer Corp. (a) ..........................   234,600     1,642,200
Conexant Systems, Inc. (a) .............................   564,900     5,055,855
EMCORE Corp. (a) .......................................    47,500     1,460,625
Kopin Corp. (a) ........................................    79,100       960,274
Lam Research Corp. .....................................    36,200     1,073,330
Metalink Ltd. (a) ......................................    66,100       460,717
MIPS Technologies, Inc. (a) ............................    33,300       576,090
Parlex Corp. (a) .......................................    40,700       401,709
Teradyne, Inc. (a) .....................................    63,100     2,088,610
TranSwitch Corp. (a) ...................................   219,300     2,412,300
TriQuint Semiconductor, Inc. ...........................    31,300       704,250
Varian Semiconductor Equipment Associates, Inc. (a) ....    35,100     1,474,200
Vitesse Semiconductor Corp. (a) ........................   102,800     2,162,912
                                                                     -----------
                                                                      24,464,602
                                                                     -----------
SOFTWARE & SERVICES 6.4%
Akamai Technologies, Inc. (a) ..........................    69,100       633,992
BSQUARE Corp. (a) ......................................   159,600     1,677,396
Cadence Design Systems, Inc. (a) .......................    61,800     1,151,334
Citrix Systems, Inc. (a) ...............................    80,400     2,805,960
Clarus Corp. (a) .......................................    64,400       396,060
Cognos, Inc. (a) .......................................   105,400     1,771,774
Compuware Corp. (a) ....................................   510,300     7,139,097
Crossroads Systems, Inc. (a) ...........................   152,000       986,480
Digital Insight Corp. (a) ..............................    99,100     2,190,110
Diversinet Corp. (a,b) .................................   357,143       494,286
E.piphany, Inc. (a) ....................................   145,300     1,476,248
Inktomi Corp. (a) ......................................    71,400       684,726
Manhattan Associates, Inc. (a) .........................    24,800       985,800
Manugistics Group, Inc. (a) ............................    45,300     1,137,030
Micromuse, Inc. ........................................    51,700     1,447,083
Networks Associates, Inc. (a) ..........................   101,800     1,267,410
Novell, Inc. (a) .......................................   177,700     1,011,113
PeopleSoft, Inc. (a) ...................................    67,200     3,308,256
Peregrine Systems, Inc. (a) ............................    63,700     1,847,300
Pivotal Corp. (a) ......................................    24,100       411,146
Portal Software, Inc. (a) ..............................   287,400     1,186,962
Quest Software, Inc. (a) ...............................     6,100       230,275
Sabre Holdings Corp. (a) ...............................    40,200     2,010,000
Secure Computing Corp. (a) .............................    59,300       931,603


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                    MARKET
DESCRIPTION                                            SHARES       VALUE
SOFTWARE & SERVICES (CONTINUED)
Tanning Technology Corp. (a) .......................   177,500   $   860,875
Tibco Software, Inc. (a) ...........................   172,800     2,206,656
VeriSign, Inc. (a) .................................    28,200     1,692,282
Vignette Corp. (a) .................................   165,000     1,463,550
Zomax, Inc. (a) ....................................   217,100     1,934,361
                                                                 -----------
                                                                  45,339,165
                                                                 -----------
TELECOMMUNICATIONS EQUIPMENT 2.5%
Acterna Corp. (a) ..................................    90,500       995,500
ADC Telecom, Inc. (a) ..............................   157,800     1,041,480
Advanced Fibre Communications, Inc. (a) ............    20,800       436,800
Allen Telecom, Inc. (a) ............................    89,200     1,338,000
ANADIGICS, Inc. (a) ................................    37,900       871,700
Clarent Corp. (a) ..................................   135,700     1,247,083
Ditech Communications Corp. (a) ....................    96,900       718,998
DMC Stratex Networks, Inc. (a) .....................   116,600     1,166,000
Harmonic, Inc. (a) .................................   147,900     1,479,000
Metawave Communications Corp. (a) ..................   754,400     3,915,336
MRV Communications, Inc. (a) .......................    58,300       545,105
Polycom, Inc. (a) ..................................    15,700       362,513
Powerwave Technologies, Inc. (a) ...................   263,400     3,819,300
                                                                 -----------
                                                                  17,936,815
                                                                 -----------
TOTAL TECHNOLOGY ...................................             107,086,586
                                                                 -----------
UTILITIES 8.5%
ELECTRIC POWER 7.2%
Allegheny Energy, Inc. .............................   174,297     8,409,830
ALLETE .............................................    98,600     2,218,500
CMS Energy Corp. ...................................    64,000     1,782,400
Covanta Energy Corp. (a) ...........................    70,300     1,297,738
DPL, Inc. ..........................................   108,166     3,132,488
IDACORP, Inc. ......................................    31,700     1,105,696
Montana Power Co. ..................................   183,400     2,127,440
Orion Power Holdings, Inc. (a) .....................    81,300     1,935,753
PG&E Corp. .........................................    34,600       387,520
Pinnacle West Capital Corp. ........................    87,700     4,156,980
Potomac Electric Power Co. .........................   312,600     6,539,592
PPL Corp. ..........................................    94,800     5,214,000
Public Service Co. of New Mexico ...................    54,900     1,762,290
Reliant Resources, Inc. (a) ........................    27,400       676,780
Teco Energy, Inc. ..................................    74,700     2,278,350
TXU Corp. ..........................................   101,700     4,900,923
XCEL Energy, Inc. ..................................    87,100     2,477,995
                                                                 -----------
                                                                  50,404,275
                                                                 -----------


SEE NOTES TO FINANCIAL STATEMENTS     (19)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                   MARKET
DESCRIPTION                                            SHARES       VALUE

NATURAL GAS PIPELINES 0.7%
Kinder Morgan Management LLC (a)  ..................    53,000   $ 3,630,500
Questar Corp. ......................................    58,600     1,450,936
                                                                 -----------
                                                                   5,081,436
                                                                 -----------
TELEPHONE SERVICES 0.6%
Citizens Communications Co. (a)  ...................    18,900       227,367
Leap Wireless International, Inc. (a)  .............    36,900     1,118,070
McLeodUSA, Inc. 'A' (a)  ...........................   436,900     2,005,371
Pinnacle Holdings, Inc. (a) ........................   181,300     1,089,613
                                                                 -----------
                                                                   4,440,421
                                                                 -----------
TOTAL UTILITIES ....................................              59,926,132
                                                                 -----------
TOTAL COMMON STOCKS
     (Cost $614,747,814) ...........................             672,199,917
                                                                 -----------

                                                        NO. OF
                                                       WARRANTS
WARRANTS 0.0%
HEALTH CARE 0.0%
DRUGS 0.0%
Cell Pathways, Inc., expiring 6/30/02 (a,b)
     (Cost $0) .....................................   472,500            -0-
                                                                 -----------

TOTAL LONG-TERM INVESTMENTS 95.1%
     (Cost $614,747,814) ...........................             672,199,917
                                                                 -----------


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                PAR            MARKET
DESCRIPTION                                                    VALUE            VALUE
SHORT-TERM INVESTMENT 6.3%
REPURCHASE AGREEMENT 6.3%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01, due
7/2/01, to be repurchased at $44,379,125, collateralized
by U.S. Treasury Inflation Notes 3.625%, due
1/15/08, valued at $45,279,405
    (Cost $44,366,000) .................................   $44,366,000     $  44,366,000
                                                                           -------------
TOTAL INVESTMENTS 101.4%
     (Cost $659,113,814) ...............................                     716,565,917

LIABILITIES IN EXCESS OF OTHER ASSETS -1.4% ............                     (10,169,856)
                                                                           -------------
NET ASSETS 100% ........................................                   $ 706,396,061
                                                                           =============

(A) NON-INCOME PRODUCING SECURITY

(B) SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.


SEE NOTES TO FINANCIAL STATEMENTS     (21)

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001

ASSETS:
Investments at Value (Cost $659,113,814) ..............................    $716,565,917
Receivable for:
  Investments Sold ....................................................       8,482,903
  Dividends ...........................................................         555,637
  Fund Shares Sold ....................................................         343,106
  Interest ............................................................           8,750
Other .................................................................          54,936
                                                                          -------------
    Total Assets ......................................................     726,011,249
                                                                          -------------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................      16,835,237
  Fund Shares Redeemed ................................................         972,647
  Distribution (12b-1) and Service Fees ...............................         506,736
  Investment Advisory Fees ............................................         491,146
  Bank Overdraft ......................................................         379,384
  Administrative Fees .................................................         148,552
  Shareholder Reporting Expenses ......................................         119,109
  Directors' Fees and Expenses ........................................          49,291
  Professional Fees ...................................................          45,655
  Transfer Agent Fees .................................................          43,652
  Custody Fees ........................................................          14,205
Other .................................................................           9,574
                                                                          -------------
    Total Liabilities .................................................      19,615,188
                                                                          -------------
NET ASSETS ............................................................   $ 706,396,061
                                                                          =============

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)   $      36,971
Paid in Capital in Excess of Par ......................................     756,836,119
Net Unrealized Appreciation on Investments ............................      57,452,103
Accumulated Net Investment Loss .......................................         (50,196)
Accumulated Distributions in Excess of Net Realized Gain ..............    (107,878,936)
                                                                          -------------
NET ASSETS ............................................................   $ 706,396,061
                                                                          =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $323,928,433 and 16,641,785 Shares Outstanding) ................   $       19.46
                                                                          =============
    Maximum Sales Charge ..............................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ....................   $       20.65
                                                                          =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $263,868,926 and 14,029,014 Shares Outstanding)* ...............   $       18.81
                                                                          =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $118,598,702 and 6,300,462 Shares Outstanding)* ................   $       18.82
                                                                          =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                     (22)      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .................................................................   $  8,589,329
Interest ..................................................................      2,078,939
                                                                              ------------
    Total Income ..........................................................     10,668,268
                                                                              ------------
EXPENSES:
Investment Advisory Fees ..................................................      6,834,763
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $893,222, $2,966,843 and $1,492,310, respectively) ...................      5,352,375
Administrative Fees .......................................................      2,033,301
Shareholder Reports .......................................................        262,515
Transfer Agent Fees .......................................................        246,989
Custody Fees ..............................................................        104,264
Professional Fees .........................................................        102,422
Filing and Registration Fees ..............................................         58,052
Directors' Fees and Expenses ..............................................         11,484
Other .....................................................................         21,802
                                                                              ------------
    Total Expenses ........................................................     15,027,967
                                                                              ------------
NET INVESTMENT LOSS .......................................................   $ (4,359,699)
                                                                              ============
NET REALIZED GAIN/LOSS ON:
Investments ...............................................................   $(95,535,411)
                                                                              ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................     46,183,931
  End of the Period:
    Investments ...........................................................     57,452,103
                                                                              ------------
Net Unrealized Appreciation During the Period .............................     11,268,172
                                                                              ------------
NET REALIZED AND UNREALIZED LOSS ..........................................   $(84,267,239)
                                                                              ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................   $(88,626,938)
                                                                              ============


SEE NOTES TO FINANCIAL STATEMENTS     (23)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                           YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2001    JUNE 30, 2000
                                                          -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...................................   $  (4,359,699)   $  (7,302,807)
Net Realized Gain/Loss ................................     (95,535,411)      81,464,181
Net Unrealized Appreciation/Depreciation
  During the Period ...................................      11,268,172      (35,415,610)
                                                          -------------    -------------
Net Increase/Decrease in Net Assets
  Resulting from Operations ...........................     (88,626,938)      38,745,764
                                                          -------------    -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ................................................             -0-     (27,087,328)
Class B ................................................             -0-     (24,196,601)
Class C ................................................             -0-     (12,447,392)
In Excess of Net Realized Gain:
Class A ...............................................     (27,279,026)              -0-
Class B ...............................................     (23,246,950)              -0-
Class C ...............................................     (11,742,783)              -0-
                                                          -------------    -------------
Net Decrease in Net Assets Resulting from Distributions     (62,268,759)     (63,731,321)
                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ............................................     132,396,586      408,292,208
Distributions Reinvested ..............................      42,701,654       46,273,947
Redeemed ..............................................    (301,954,658)    (295,695,701)
                                                          -------------    -------------
Net Increase/Decrease in Net Assets Resulting
  from Capital Share Transactions .....................    (126,856,418)     158,870,454
                                                          -------------    -------------
Total Increase/Decrease in Net Assets .................    (277,752,115)     133,884,897
NET ASSETS--Beginning of Period .......................     984,148,176      850,263,279
                                                          -------------    -------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(50,196)
  and $(48,845), respectively) ........................   $ 706,396,061    $ 984,148,176
                                                          =============    =============


                                      (24)     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                               ---------------------------------------------------------------------------
CLASS A SHARES                                    2001#           2000#           1999#           1998#            1997
                                               -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD .......   $     23.03     $     23.58     $     21.34     $     17.59     $     14.63
                                               -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............         (0.02)          (0.08)           0.01           (0.02)           0.20
  Net Realized and Unrealized
    Gain/Loss ..............................         (1.97)           1.09            3.43            4.84            4.05
                                               -----------     -----------     -----------     -----------     -----------
Total from Investment Operations ...........         (1.99)           1.01            3.44            4.82            4.25
                                               -----------     -----------     -----------     -----------     -----------
DISTRIBUTIONS
  Net Investment Income ....................            -0-             -0-             -0-          (0.03)          (0.20)
  In Excess of Net Investment Income .......            -0-             -0-             -0-            -0-+             -0-+
  Net Realized Gain ........................            -0-          (1.56)          (1.20)          (1.04)          (1.09)
  In Excess of Net Realized Gain ...........         (1.58)             -0-             -0-             -0-             -0-
                                               -----------     -----------     -----------     -----------     -----------
Total Distributions ........................         (1.58)          (1.56)          (1.20)          (1.07)          (1.29)
                                               -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD .............   $     19.46     $     23.03     $     23.58     $     21.34     $     17.59
                                               ===========     ===========     ===========     ===========     ===========
Total Return (1) ...........................         -8.47%           4.62%          17.41%          28.26%          30.68%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........   $   323,928     $   434,766     $   343,004     $   220,100     $    34,331
Ratio of Expenses to
  Average Net Assets .......................          1.46%           1.47%           1.49%           1.50%           1.50%
Ratio of Net Investment Income/Loss to
  Average Net Assets .......................         (0.13)%         (0.33)%          0.03%          (0.09)%          1.25%
Portfolio Turnover Rate ....................           211%            272%            283%            207%             73%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
     Net Investment Income/Loss ............           N/A             N/A             N/A     $      0.02     $      0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........           N/A             N/A             N/A            1.58%           1.76%
  Net Investment Income/Loss to
     Average Net Assets ....................           N/A             N/A             N/A           (0.18)%          0.98%
--------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     (25)

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                               ---------------------------------------------------------------------------
CLASS B SHARES                                    2001#           2000#           1999#           1998#            1997
                                               -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD .......   $     22.48     $     23.23     $     21.20     $     17.59     $     14.63
                                               -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............         (0.17)          (0.25)          (0.14)          (0.17)           0.09
  Net Realized and Unrealized
    Gain/Loss ..............................         (1.92)           1.06            3.37            4.83            4.05
                                               -----------     -----------     -----------     -----------     -----------
Total from Investment Operations ...........         (2.09)           0.81            3.23            4.66            4.14
                                               -----------     -----------     -----------     -----------     -----------
DISTRIBUTIONS
  Net Investment Income ....................            -0-             -0-             -0-          (0.01)          (0.09)
  In Excess of Net Investment Income .......            -0-             -0-             -0-             -0-+            -0-
  Net Realized Gain ........................            -0-          (1.56)          (1.20)          (1.04)          (1.09)
  In Excess of Net Realized Gain ...........         (1.58)             -0-             -0-             -0-             -0-
                                               -----------     -----------     -----------     -----------     -----------
Total Distributions ........................         (1.58)          (1.56)          (1.20)          (1.05)          (1.18)
                                               -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD .............   $     18.81     $     22.48     $     23.23     $     21.20     $     17.59
                                               ===========     ===========     ===========     ===========     ===========
Total Return (1) ...........................         -9.20%           3.85%          16.50%          27.30%          29.77%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........   $   263,869     $   356,717     $   341,908     $   269,836     $    15,331
Ratio of Expenses to
  Average Net Assets .......................          2.21%           2.21%           2.24%           2.25%           2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets .......................         (0.88)%         (1.06)%         (0.72)%         (0.84)%          0.40%
Portfolio Turnover Rate ....................           211%            272%            283%            207%             73%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income/Loss .............           N/A             N/A             N/A     $      0.02     $      0.06
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........           N/A             N/A             N/A            2.33%           2.48%
  Net Investment Income/Loss to
    Average Net Assets .....................           N/A             N/A             N/A           (0.93)%          0.14%
--------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE

                                      (26)     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                               ---------------------------------------------------------------------------
CLASS C SHARES                                     2001#           2000#           1999#           1998#            1997
                                               -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD........   $     22.49     $     23.24     $     21.20     $     17.59     $     14.64
                                               -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............         (0.18)          (0.25)          (0.14)          (0.17)           0.08
  Net Realized and Unrealized Gain/Loss ....         (1.91)           1.06            3.38            4.83            4.05
                                               -----------     -----------     -----------     -----------     -----------
Total from Investment Operations ...........         (2.09)           0.81            3.24            4.66            4.13
                                               -----------     -----------     -----------     -----------     -----------
DISTRIBUTIONS
  Net Investment Income ....................            -0-             -0-             -0-          (0.01)          (0.09)
  In Excess of Net Investment Income .......            -0-             -0-             -0-             -0-+            -0-+
  Net Realized Gain ........................            -0-          (1.56)          (1.20)          (1.04)          (1.09)
  In Excess of Net Realized Gain ...........         (1.58)             -0-             -0-             -0-             -0-
                                               -----------     -----------     -----------     -----------     -----------
Total Distributions ........................         (1.58)          (1.56)          (1.20)          (1.05)          (1.18)
                                               -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .............   $     18.82     $     22.49     $     23.24     $     21.20     $     17.59
                                               ===========     ===========     ===========     ===========     ===========
Total Return (1) ...........................         -9.14%           3.80%          16.55%          27.28%          29.67%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........   $   118,599     $   192,665     $   165,351     $   127,401     $    32,425
Ratio of Expenses to
  Average Net Assets .......................          2.21%           2.21%           2.24%           2.25%           2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets .......................         (0.88)%         (1.06)%         (0.72)%         (0.84)%          0.49%
Portfolio Turnover Rate ....................           211%            272%            283%            207%             73%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income/Loss .............           N/A             N/A             N/A     $      0.02     $      0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........           N/A             N/A             N/A            2.33%           2.47%
  Net Investment Income/Loss to
    Average Net Assets .....................           N/A             N/A             N/A           (0.92)%          0.22%
--------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     (27)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small-to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase


                                      (28)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $31,727,156, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $672,603,605, the aggregate gross unrealized appreciation is $104,155,861 and the aggregate gross unrealized depreciation is $60,193,549, resulting in net unrealized appreciation on long- and short-term investments of $43,962,312.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $5,051,179 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference


                                      (29)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

related to distributions from real estate investment trusts totaling $693,345 has been reclassified from accumulated net investment loss to accumulated distributions in excess of net realized gain. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $514 has been reclassified from accumulated distributions in excess of net realized gain to accumulated net investment income. A permanent difference related to a return of capital totaling $84,159 has been reclassified from paid in capital in excess of par to accumulate distributions in excess of net realized gain.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Sub-adviser",a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS ...................................    % PER ANNUM
First $1 billion ...........................................       0.85%
Next $500 million ..........................................       0.80%
Over $1.5 billion ..........................................       0.75%


      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                          CLASS B
                CLASS A                                  AND CLASS C
             MAX. OPERATING                            MAX. OPERATING
             EXPENSE RATIO                              EXPENSE RATIO
                 1.50%                                      2.25%

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $17,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $52,400, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.


                                      (30)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $246,989. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $43,232 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares con-


                                      (31)

NOTES TO FINANCIAL STATEMENTS

June 30, 2001

verted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                 CONTINGENT DEFERRED SALES
                                                CHARGE ON ASSETS SUBJECT TO
                                                       SALES CHARGE
YEAR OF REDEMPTION .........................      CLASS B          CLASS C
First ......................................       5.00%            1.00%
Second .....................................       4.00%            None
Third ......................................       3.00%            None
Fourth .....................................       2.50%            None
Fifth ......................................       1.50%            None
Thereafter .................................       None             None

For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $66,000 and CDSC on redeemed shares of Classes B and C of approximately $277,100. Sales charges do not represent expenses of the Fund.


                                      (32)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

                                                            YEAR ENDED        YEAR ENDED
                                                          JUNE 30, 2001      JUNE 30, 2000
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
    Subscribed .........................................       5,075,952        11,878,707
    Distributions Reinvested ...........................         852,808           777,244
    Redeemed ...........................................      (8,163,011)       (8,325,235)
                                                           -------------     -------------
  Net Increase/Decrease in Class A Shares Outstanding ..      (2,234,251)        4,330,716
                                                           =============     =============
  Dollars:
    Subscribed .........................................   $ 101,807,772     $ 281,234,414
    Distributions Reinvested ...........................      16,152,188        17,309,218
    Redeemed ...........................................    (164,491,484)     (197,154,804)
                                                           -------------     -------------
  Net Increase/Decrease ................................   $ (46,531,524)    $ 101,388,828
                                                           =============     =============
  Ending Paid in Capital ...............................   $ 349,831,652+    $ 396,402,271+
                                                           =============     =============
CLASS B
  Shares:
    Subscribed .........................................         937,148         2,984,461
    Distributions Reinvested ...........................         989,251           903,072
    Redeemed ...........................................      (3,764,230)       (2,742,195)
                                                           -------------     -------------
  Net Increase/Decrease in Class B Shares Outstanding ..      (1,837,831)        1,145,338
                                                           =============     =============
  Dollars:
    Subscribed .........................................   $  18,410,193     $  68,496,278
    Distributions Reinvested ...........................      18,182,440        19,714,070
    Redeemed ...........................................     (73,062,309)      (63,715,963)
                                                           -------------     -------------
  Net Increase/Decrease ................................   $ (36,469,676)    $  24,494,385
                                                           =============     =============
  Ending Paid in Capital ...............................   $ 289,030,049+    $ 325,531,802+
                                                           =============     =============
CLASS C
  Shares:
    Subscribed .........................................         625,303         2,526,613
    Distributions Reinvested ...........................         454,977           423,565
    Redeemed ...........................................      (3,344,679)       (1,501,481)
                                                           -------------     -------------
  Net Increase/Decrease in Class C Shares Outstanding ..      (2,264,399)        1,448,697
                                                           =============     =============
  Dollars:
    Subscribed .........................................   $  12,178,621     $  58,561,516
    Distributions Reinvested ...........................       8,367,026         9,250,659
    Redeemed ...........................................     (64,400,865)      (34,824,934)
                                                           -------------     -------------
  Net Increase/Decrease ................................   $ (43,855,218)    $  32,987,241
                                                           =============     =============
  Ending Paid in Capital ...............................   $ 123,146,727+    $ 167,019,270+
                                                           =============     =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES--SEE NOTE 1E.


                                      (33)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

      For the period ended June 30, 2001, the Fund made purchases of $1,627,998,084 and sales of $1,808,411,750 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

      With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $2,845,900 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $345,900.


                                      (34)

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen American Value Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (35)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
      Aggressive Growth
      American Value*
      Emerging Growth
      Enterprise
      Equity Growth
      Focus Equity
      Growth
      Mid Cap Growth
      Pace
      Select Growth
      Small Cap Growth
      Small Cap Value
      Tax Managed Equity Growth
      Technology

GROWTH AND INCOME
      Comstock
      Equity Income
      Growth and Income
      Harbor
      Real Estate Securities
      Utility
      Value
      Value Opportunities

GLOBAL/INTERNATIONAL
      Asian Growth
      Emerging Markets
      European Equity
      Global Equity
      Global Equity Allocation
      International Magnum
      Latin American
      Tax Managed Global Franchise
      Worldwide High Income

INCOME
      Corporate Bond
      Government Securities
      High Income Corporate Bond
      High Yield
      Limited Maturity Government
      U.S. Government
      U.S. Government Trust for Income

CAPITAL PRESERVATION
      Reserve
      Tax Free Money

SENIOR LOAN
      Prime Rate Income Trust
      Senior Floating Rate

TAX FREE
      California Insured Tax Free
      Florida Insured Tax Free Income
      High Yield Municipal**
      Insured Tax Free Income
      Intermediate Term Municipal Income
      Municipal Income
      New York Tax Free Income
      Pennsylvania Tax Free Income
      Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:


o     visit our Web site at www.vankampen.com --
      to view a prospectus, select                    [ILLUSTRATION OF COMPUTER]
      DOWNLOAD PROSPECTUS

o     call us at (800) 341-2911
      Telecommunications Device for the Deaf (TDD)       [ILLUSTRATION OF PHONE]
      users, call (800) 421-2833.

o     e-mail us by visiting www.vankampen.com and
      selecting CONTACT US                           [ILLUSTRATION OF ENVELOPES]

 *    Closed to new investors

**    Open to new investors for a limited time


                                      (36)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES

VAN KAMPEN AMERICAN VALUE FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O.Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2001. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year. For corporate shareholders, 6% of the ordinary dividends qualify for the dividends received deduction.**

--------------------------------------------------------------------------------

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**    THIS INFORMATION IS UNAUDITED.


                                      (37)

VAN KAMPEN

Privacy Notice

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                        Van Kampen Funds Inc.
                                        1 Parkview Plaza, P.O. Box 5555
                                        Oakbrook Terrace, IL 60181-5555
                                        www.vankampen.com

                                   VAN KAMPEN
                                  INVESTMENTS

                         GENERATIONS OF EXPERIENCE (TM)

                   Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.
                   453, 553, 653                                 3619H01-AP-8/01
                   MSAV ANR 8/01

                                         VAN KAMPEN
                                         ASIAN GROWTH FUND
                                         ANNUAL REPORT

                                         JUNE 30, 2001

                                [PHOTO OF BOY TOSSING BALL]

                                         Privacy Notice information on the back.

                                                            VAN KAMPEN
                                                            INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS     1
                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS     4
            GROWTH OF A $10,000 INVESTMENT     5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS     6
                        TOP FIVE COUNTRIES     6
           Q&A WITH YOUR PORTFOLIO MANAGER     7
                         GLOSSARY OF TERMS    10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS    11
                      FINANCIAL STATEMENTS    16
             NOTES TO FINANCIAL STATEMENTS    22
            REPORT OF INDEPENDENT AUDITORS    30

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS    31
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    32

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

            --------------------------------------------------------
             NOT FDIC INSURED.  MAY LOSE VALUE.  NO BANK GUARANTEE.
            --------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders-- especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                       (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                       (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

   [The following table was depicted as a bar graph in the printed material.]

Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.2%
Sep 00                   2.2%
Dec 00                   1.0%
Mar 01                   1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

   [The following table was depicted as a line chart in the printed material.]

             Interest
               Rates    Inflation
Jun 99          5.0%      2.0%
Jul 99          5.0%      2.1%
Aug 99         5.25%      2.3%
Sep 99         5.25%      2.6%
Oct 99         5.25%      2.6%
Nov 99          5.5%      2.6%
Dec 99          5.5%      2.7%
Jan 00          5.5%      2.7%
Feb 00         5.75%      3.2%
Mar 00          6.0%      3.8%
Apr 00          6.0%      3.1%
May 00          6.5%      3.2%
Jun 00          6.5%      3.7%
Jul 00          6.5%      3.7%
Aug 00          6.5%      3.4%
Sep 00          6.5%      3.5%
Oct 00          6.5%      3.4%
Nov 00          6.5%      3.4%
Dec 00          6.5%      3.4%
Jan 01          5.5%      3.7%
Feb 01          5.5%      3.5%
Mar 01          5.0%      2.9%
Apr 01          4.5%      3.3%
May 01          4.0%      3.6%
Jun 01         3.75%      3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                       (3)

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                                  A SHARES    B SHARES     C SHARES
------------------------------------------------------------------------------------
One-year total return based on NAV(1)              -39.11%     -39.45%      -39.37%
------------------------------------------------------------------------------------
One-year total return(2)                           -42.63%     -42.48%      -39.98%
------------------------------------------------------------------------------------
Five-year average annual total return(2)           -14.91%     -14.72%      -14.48%
------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         -5.06%     -11.64%       -5.03%
------------------------------------------------------------------------------------
Commencement date                                  6/23/93      8/1/95      6/23/93
------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                       (4)

GROWTH OF A $10,000 INVESTMENT
(JUNE 23, 1993--JUNE 30, 2001)

   [The following table was depicted as a line chart in the printed material.]

                          MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX is
                          composed of common stocks from Indonesia, Hong Kong,
            ASIAN         the Philippines, Korea, Taiwan and Thailand and
         GROWTH FUND      assumes dividends are reinvested.+
6/93        $9,425        $10,000
6/94       $12,176        $10,000
6/95       $13,333        $15,055
6/96       $13,926        $16,286
6/97       $13,772        $16,441
6/98        $5,431         $6,544
6/99        $9,541        $11,345
6/00       $10,828        $10,829
6/01        $6,593         $7,515

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ FACTSET RESEARCH SYSTEMS INC.


                                       (5)

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)

1.  HUTCHISON WHAMPOA                                                   6.3%
    Holds diversified worldwide interests in shipping,
    food processing, real estate, and telecommunications.

2.  CHINA MOBILE                                                        5.7%
    Provides cellular telecommunications services in China.

3.  SAMSUNG ELECTRONICS                                                 3.9%
    Manufactures consumer and industrial electronic equipment.

4.  TAIWAN SEMICONDUCTOR                                                3.5%
    Designs and manufactures integrated circuits.

5.  SUN HUNG KAI PROPERTIES                                             2.6%
    Develops real estate in Hong Kong and China.

6.  SK TELECOM                                                          1.8%
    Provides wireless telecommunications services in Korea.

7.  HYUNDAI MOTOR                                                       1.8%
    Manufactures and sells automobiles worldwide.

8.  CHEUNG KONG HOLDINGS                                                1.8%
    Holds diversified interests in China including real estate, telecommunications, and oil.

9.  UNITED MICROELECTRONICS                                             1.8%
    Manufactures integrated circuits and other electronic products.

10. POHANG IRON & Steel                                                 1.7%
     Manufactures a variety of steel products in Korea.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

   [The following table was depicted as a bar chart in the printed material.]

                           June 30, 2001         June 30, 2000
Hong Kong                      35.2%                 33.6%
Korea                          18.4%                 25.8%
Taiwan                         16.0%                 20.2%
Singapore                      12.7%                 10.6%
Malaysia                        4.0%                  5.5%

*SUBJECT TO CHANGE DAILY.


                                       (6)

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN ASIAN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2001. ASHUTOSH SINHA, MORGAN STANLEY INVESTMENT MANAGEMENT INC., HAS MANAGED THE FUND SINCE 1998. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS, AND WHAT WERE SOME OF THE MARKET FACTORS THAT INFLUENCED THIS PERFORMANCE?

A The past 12 months were difficult for investors in Asian stock markets. During the reporting period, the fund returned -39.11 percent, while the fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country Far East Free Ex-Japan Index, returned -30.72 percent.

PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      THE MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX IS A BROAD-BASED, UNMANAGED INDEX COMPOSED OF COMMON STOCKS FROM INDONESIA, HONG KONG, THE PHILIPPINES, KOREA, TAIWAN AND THAILAND AND ASSUMES DIVIDENDS ARE REINVESTED. THIS IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

      During the reporting period, investors in Asian stock markets encountered some of the same difficulties that dragged down U.S. and global stock markets. Sharp slowdowns in global demand led to deteriorating corporate earnings, especially among technology and telecommunications companies. Contributing to the regional weakness was a general preference for lower-risk investments, which offered investors greater stability amid extreme market volatility.


                                       (7)

Q     WHY DID THE FUND UNDERPERFORM RELATIVE TO THE BENCHMARK?

A There were several factors at work, beginning with poor performance in the fund's holdings in telecommunications stocks. Around the world, telecom companies had built up communications infrastructure in response to anticipated consumer demand for next-generation technologies. In 2001, however, these firms began to realize they had gotten ahead of themselves, particularly in Western Europe and the United States. Even though we believed some East Asian telecommunications companies--especially those in emerging markets--did not experience deteriorating fundamentals, such as weakening balance sheets, these stocks fell along with those of similar European and U.S. firms.

      The fund's results were also hurt by an overweight position in technology stocks. Declining worldwide demand for electronics components--such as computer memory chips--disproportionately hurt the Pacific Rim economies, where many of these parts are produced.

Q     IN THIS MARKET ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

A We tried to maintain the fund's overweight position in sectors and stocks that we thought offered strong fundamentals and the potential for long-term performance. Included in this group was the fund's investments in diversified telecommunications firms, particularly in emerging markets. While emerging markets telecom stocks declined along with those of their global counterparts, we remained attracted to their consistent cash flows and what we believe is still strong demand for their products.

      On the other hand, we sought to reduce the fund's positions in sectors and stocks that we thought would be vulnerable to further fundamental deterioration in the months ahead. Along those lines, we reduced exposure to companies producing communications equipment. In their place, we increased fund holdings in those countries with favorable conditions for continued economic growth, such as China.

      Finally, throughout the period, we evaluated the fund's portfolio and sold stocks we believed had attained their fair value.


Q     WHAT WERE SOME OF THE KEY TRENDS THAT AFFECTED ASIAN STOCK MARKETS?

A Asia's fortunes were boosted by China's strong economic performance. China's economy continued its solid growth during the period, even as most of the world's nations saw their economies grow slowly or negatively.

      Taiwan also continued to serve as a source of investment opportunities for the fund during the reporting period, despite its sluggish stock market. The country is a major electronics-equipment producer, but the slowdown in U.S. demand for electronics components and personal computers hurt many Taiwanese companies. Political uncertainty, resulting from uneasy Taiwanese-Chinese political relations, also detracted from Taiwan's stock market performance.

      Like Taiwan, South Korea is home to a number of technology companies. However, during the period, many of these firms experienced their slowdowns earlier than Taiwanese firms and began their journey along the path to recovery. The Korean economy also benefited


                                       (8)
from the nation's efforts to strengthen its banking system. Finally, many investors found South Korea's stocks attractive because the valuations they offered approached all-time lows.

Q     WHAT DO YOU SEE AHEAD FOR THE FUND?

A Despite the fund's recent difficulties, we see some potentially promising signs for Asian growth stocks. In our opinion, companies in this region are attractively valued and the economic reforms taking place--especially in developing countries--may not be reflected in current stock prices. In our minds, the major question remains: when, or if, a global economic recovery will occur? The timing, and extent, of such a recovery may have a significant impact on when Asian stock markets could turn. We believe the fund is positioned cautiously in the short and medium term to take advantage of a possible recovery.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                       (9)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.


                                      (10)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                    MARKET
DESCRIPTION                                            SHARES       VALUE
COMMON STOCKS 89.0%
HONG KONG 35.2%
Amoy Properties Ltd. ..............................     209,000   $  239,820
Asia Satellite Telecommunications Holdings Ltd. ...     199,500      345,297
Bank of East Asia, Ltd. ...........................      74,000      171,722
Beijing Capital International Airport Co., Ltd. (a)     573,000      179,985
Brilliance China Automotive Holdings Ltd. .........     947,000      230,685
Cathay Pacific Airways Ltd. .......................     345,000      466,647
Cheung Kong Holdings Ltd. .........................     142,000    1,547,476
China Merchants Holdings International Co., Ltd. ..     406,000      307,110
China Petroleum & Chemical Corp. ..................   1,534,000      306,808
China Overseas Land & Investment Ltd. .............     542,000       97,285
China Rare Earth Holdings Ltd. (a) ................      25,000        8,814
China Resources Beijing Land Ltd. .................     283,000       79,823
China Resources Enterprises Ltd. ..................     200,000      337,188
China Southern Airlines Co., Ltd. (a) .............     618,000      192,140
China Mobile Ltd. (a)  ............................     949,000    5,012,795
China Unicom Ltd. (a) .............................     246,000      428,934
Citic Pacific Ltd. ................................     223,000      690,460
CLP Holdings Ltd. .................................     139,000      582,746
CNOOC Ltd. (a)  ...................................     737,000      699,223
Cosco Pacific Ltd. ................................     229,000      151,203
Denway Motors Ltd. (a) ............................     900,300      323,193
Esprit Holdings Ltd. ..............................     279,000      305,835
Giordano International Ltd. .......................     461,000      239,371
Greencoll Technology Holdings Ltd. (a) ............     731,000      290,533
Hang Seng Bank Ltd. ...............................     103,700    1,063,617
Henderson Land Development Co., Ltd. ..............     137,000      607,733
Hong Kong & China Gas Co., Ltd. ...................     632,290      794,436
Hong Kong Exchanges & Clearing Ltd. ...............     134,000      238,801
Hong Kong Land Holdings Ltd. ......................     132,000      237,600
Hutchison Whampoa Ltd. ............................     546,930    5,522,031
Johnson Electric Holdings Ltd. ....................     675,800      927,083
Legend Holdings Ltd. ..............................     606,000      339,913
Li & Fung Ltd. ....................................     600,000      984,641
Nanjing Panda Electronics Co., Ltd. 'H' (a) .......     676,000      292,508
New World China Land Ltd. (a) .....................     150,000       73,079
New World Development Co., Ltd. ...................     277,000      337,380
Sino Land Co. .....................................     516,000      215,005
SmarTone Telecommunications Holdings Ltd. .........     147,900      170,658


SEE NOTES TO FINANCIAL STATEMENTS     (11)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                MARKET
DESCRIPTION                                       SHARES        VALUE
HONG KONG (CONTINUED)
Sun Hung Kai Properties Ltd. .................     254,000   $ 2,287,687
Sun Television Cybernetworks Holdings Ltd. (a)   1,094,000        20,899
Swire Pacific Ltd. 'A' .......................     269,000     1,393,318
Travelsky Technology Ltd. 'H' (a) ............     281,000       284,610
Television Broadcasts Ltd. ...................     153,000       643,401
Wharf Holdings Ltd. ..........................     317,000       662,466
Yanzhou Coal Mining Co., Ltd. 'H' ............     942,000       434,780
                                                             -----------
                                                              30,766,739
                                                             -----------
INDIA 0.0%
Hero Honda Motors Ltd. (a) ...................       1,500         4,609
                                                             -----------
INDONESIA 0.4%
PT Hanjaya Mandale Sampoerna Tbk .............     238,500       336,078
                                                             -----------
KOREA 18.0%
Cheil Communications, Inc. ...................       5,860       509,174
Hana Bank ....................................      34,040       248,658
H&CB .........................................      18,438       412,569
Humax Co., Ltd. ..............................      39,480       579,829
Hyundai Mobis (a) ............................      54,100       582,391
Hyundai Motor Co., Ltd. ......................      71,360     1,552,855
Kookmin Bank .................................      82,685     1,109,461
Kookmin Credit Card Co., Ltd. (a) ............       7,220       205,413
Korea Electric Power Corp. ...................      38,610       718,464
Korea Telecom Corp. ADR ......................      26,890       591,042
Korea Telecom Corp. ..........................       5,200       207,920
KT Freetel (a) ...............................       8,570       247,117
LG Engineering & Construction Co., Ltd. (a) ..      34,290       284,761
LG Household & Health Care Ltd. (a) ..........      11,350       257,022
Pohang Iron & Steel Co., Ltd. ................      19,110     1,528,212
Samsung Electro-Mechanics Co. ................       4,871       174,914
Samsung Electronics Co. ......................      20,796     3,070,228
Samsung Securities Co., Ltd. (a) .............      17,960       510,973
Shinhan Bank Co., Ltd. .......................     102,590     1,053,115
SK Telecom Co., Ltd. .........................      10,940     1,610,927
Tong Yang Confectionery Corp. ................      14,670       250,422
                                                             -----------
                                                              15,705,467
                                                             -----------
MALAYSIA 4.0%
British American Tobacco Bhd .................      61,000       557,829
Carlsberg Brewery Bhd ........................     100,000       238,158
Digi.com Bhd. (a) ............................     238,000       347,605
Malayan Banking Bhd ..........................     203,400       551,321
Malaysian Pacific Industries Bhd .............      70,000       243,158
Public Bank Bhd ..............................     743,000       437,979


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              MARKET
DESCRIPTION                                      SHARES       VALUE
MALAYSIA (CONTINUED)
Resorts World Bhd ............................   148,000   $   198,632
Tanjong Public Co., Ltd. .....................    73,000       122,947
Telekom Malaysia Bhd .........................   219,000       507,158
Tenaga Nasional Bhd ..........................   140,000       322,368
                                                           -----------
                                                             3,527,155
                                                           -----------
SINGAPORE 12.7%
CapitaLand Ltd. ..............................   321,000       440,450
Chartered Semiconductor Manufacturing Ltd. (a)   102,000       255,280
City Developments Ltd. .......................    45,000       174,122
DBS Group Holdings Ltd. ......................   206,661     1,519,900
Keppel Corp., Ltd. ...........................   185,000       367,563
Neptune Orient Lines Ltd. (a) ................   505,000       388,035
OMNI Industries Ltd. .........................   250,000       554,336
Oversea-Chinese Banking Corp., Ltd. ..........   222,150     1,450,925
Overseas Union Bank Ltd. .....................   138,300       717,308
Sembcorp Logistics Ltd. (a) ..................   343,600       439,400
SIA Engineering Co. ..........................   417,000       322,706
Singapore Airlines Ltd. ......................   166,000     1,147,969
Singapore Press Holdings Ltd. ................    63,200       693,743
Singapore Technology Engineering Ltd. ........   319,000       451,712
Singapore Telecommunications Ltd. ............   345,000       359,770
United Overseas Bank Ltd. ....................   167,000     1,054,062
Venture Manufacturing Ltd. ...................   121,800       808,880
                                                           -----------
                                                            11,146,161
                                                           -----------
TAIWAN 16.0%
Ambit Microsystems Corp. .....................    63,783       266,766
ASE Test Ltd. (a) ............................    26,000       332,540
Asustek Computer, Inc. .......................   198,174       837,476
Bank of Sinopac (a) ..........................   467,000       215,664
Cathay Life Insurance Co., Ltd. ..............   183,000       220,578
China Steel Corp. (a) ........................   727,000       363,183
Chinatrust Commercial Bank (a) ...............   641,850       449,276
Compal Electronics, Inc. .....................   227,036       243,983
Delta Electronics, Inc. ......................   185,000       456,724
Elan Microelectronics Corp. (a) ..............    84,000       162,242
Far Eastern Textile Ltd. .....................   559,341       311,918
Faraday Technology Corp. (a) .................    31,000       245,803
Formosa Chemicals & Fibre Corp. ..............   361,800       253,249
Fubon Insurance Co. ..........................   360,000       297,996
Hon Hai Precision Industry ...................   214,388     1,127,047
Macronix International Co., Ltd. (a) .........    48,715        51,644
Nan Ya Plastic Corp. .........................   293,374       296,527
President Chain Store Corp. ..................   182,468       394,826


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                   MARKET
DESCRIPTION                                          SHARES        VALUE

TAIWAN (CONTINUED)
Pro Mos Technologies, Inc. (a)  ................      321,430   $   244,597
Quanta Computer, Inc. (a) ......................      183,000       621,870
Realtek Semiconductor Corp. ....................       35,000       158,583
Siliconware Precision Industries Co. (a) .......      562,932       318,826
Sunplus Technology Co., Ltd. (a)  ..............       41,000       173,860
Taipei Bank (a) ................................      503,000       273,195
Taishin International Bank (a)  ................      602,760       274,857
Taiwan Cellular Corp. (a) ......................      182,825       238,421
Taiwan Semiconductor Manufacturing Co., Ltd. (a)    1,626,649     3,023,687
Uni-President Enterprises Co. (a)  .............      558,000       234,999
United MicroElectronics Corp. (a) ..............    1,155,980     1,534,368
Winbond Electronics Corp. ......................      443,763       372,488
                                                                -----------
                                                                 13,997,193
                                                                -----------
THAILAND 2.3%
Advanced Info Services Public Co., Ltd. ........       47,900       510,228
BEC World Public Co., Ltd. (b) .................       56,200       300,561
Delta Electronics Public Co., Ltd. .............       51,090       246,135
Hana Microelectronics Public Co., Ltd. .........       76,100       118,565
Siam City Cement Public Co., Ltd. (a) ..........      163,033       464,779
Thai Farmers Bank Public Co., Ltd. (a) .........      496,400       219,403
Total Access Communications Public Co., Ltd. (a)       82,000       184,500
                                                                -----------
                                                                  2,044,171
                                                                -----------
UNITED KINGDOM 0.4%
HSBC Holdings plc ..............................       25,800       305,143
                                                                -----------

TOTAL COMMON STOCKS
(Cost $72,285,719) .............................                 77,832,716
                                                                -----------

PREFERRED STOCKS 0.4%
KOREA 0.4%
Samsung Electronics Co. ........................
(Cost $425,620) ................................        6,140       380,062
                                                                -----------

TOTAL LONG-TERM INVESTMENTS 89.4%
(Cost $72,711,339) .............................                 78,212,778
                                                                -----------


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                       PAR         MARKET
DESCRIPTION                                           VALUE        VALUE
SHORT-TERM INVESTMENT 10.5%
REPURCHASE AGREEMENT 10.5%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $9,180,715,
collateralized by U.S. Treasury Inflation Notes
3.625%, due 1/15/08, valued at $9,366,583
(Cost $9,178,000 ...................................$9,178,000   $  9,178,000
                                                                 ------------

TOTAL INVESTMENTS IN SECURITIES 99.9%
(Cost $81,889,339) ...........................................     87,390,778
                                                                 ------------

FOREIGN CURRENCY 0.5%
(Cost $465,746) ..............................................        465,633
                                                                 ------------

TOTAL INVESTMENTS 100.4%
(Cost $82,355,085) ...........................................     87,856,411

LIABILITIES IN EXCESS OF OTHER ASSETS -0.4% ..................       (383,493)
                                                                 ------------

NET ASSETS 100% ..............................................   $ 87,472,918
                                                                 ============

(A)   NON-INCOME PRODUCING SECURITY

(B)   SECURITY VALUE AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                           MARKET     PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
Financials .........................................    $21,762,741     24.9%
Information Technology .............................     16,484,367     18.8
Industrials ........................................     12,218,500     14.0
Telecommunications Services.........................     10,417,075     11.9
Consumer Discretionary .............................      8,540,420      9.8
Materials ..........................................      3,096,296      3.5
Utilities ..........................................      2,418,014      2.8
Consumer Staples ...................................      2,269,334      2.6
Energy .............................................      1,006,031      1.1
                                                        -----------     -----
                                                        $78,212,778     89.4%
                                                        ===========     =====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES. SEE NOTES TO FINANCIAL STATEMENTS


SEE NOTES TO FINANCIAL STATEMENTS     (15)

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $81,889,339) (including
  repurchase agreement of $9,178,000) .................................   $  87,390,778
Foreign Currency (Cost $465,746) ......................................         465,633
Cash ..................................................................             437
Receivable for:
  Investments Sold ....................................................       2,983,318
  Fund Shares Sold ....................................................       2,567,080
  Dividends ...........................................................          60,775
  Interest ............................................................           1,887
  Other ...............................................................          36,226
                                                                          -------------
    Total Assets ......................................................      93,506,134
                                                                          -------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ................................................       4,913,946
  Investments Purchased ...............................................         700,433
  Investment Advisory Fees ............................................         137,369
  Shareholder Reporting Expenses ......................................         100,318
  Distribution (12b-1) and Service Fees ...............................          59,241
  Directors' Fees and Expenses ........................................          36,074
  Professional Fees ...................................................          29,559
  Custody Fees ........................................................          22,193
  Administrative Fees .................................................          19,584
  Transfer Agent Fees .................................................          14,169
  Deferred Country Tax ................................................             330
                                                                          -------------
    Total Liabilities .................................................       6,033,216
                                                                          -------------
NET ASSETS ............................................................   $  87,472,918
                                                                          =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)   $      11,308
Paid in Capital in Excess of Par ......................................     195,338,866
Net Unrealized Appreciation on Investments and and Foreign Currency
  Translations* .......................................................       5,462,622
Accumulated Net Investment Loss .......................................        (359,168)
Accumulated Net Realized Loss .........................................    (112,980,710)
                                                                          -------------
NET ASSETS ............................................................   $  87,472,918
                                                                          =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $48,649,283 and 6,138,913 Shares Outstanding) ..................   $        7.92
                                                                          =============
    Maximum Sales Charge ..............................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ....................   $        8.40
                                                                          =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $21,558,442 and 2,866,219 Shares Outstanding)** ................   $        7.52
                                                                          =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $17,265,193 and 2,303,125 Shares Outstanding)** ................   $        7.50
                                                                          =============

*     NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $330.
**    REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................   $  1,608,048
Interest ..............................................................        109,110
Less Foreign Taxes Withheld ...........................................        (88,677)
                                                                          ------------
    Total Income ......................................................      1,628,481
                                                                          ------------
EXPENSES:
Investment Advisory Fees ..............................................      1,093,184
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
  and C of $130,079, $304,249 and $253,559, respectively) .............        687,887
Custody Fees ..........................................................        232,492
Administrative Fees ...................................................        279,260
Shareholder Reports ...................................................        139,225
Transfer Agent Fees ...................................................         92,543
Country Tax Expense ...................................................         77,162
Interest Expense ......................................................         52,893
Filing & Registration Fees ............................................         52,240
Professional Fees .....................................................         47,839
Directors' Fees and Expenses ..........................................         10,309
Other .................................................................          7,983
                                                                          ------------
    Total Expenses ....................................................      2,773,017
    Less Expense Reductions ...........................................       (143,906)
                                                                          ------------
    Net Expenses ......................................................      2,629,111
                                                                          ------------
NET INVESTMENT LOSS ...................................................   $ (1,000,630)
                                                                          ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................   $(32,124,865)
Foreign Currency Transactions .........................................       (333,329)
                                                                          ------------
Net Realized Loss .....................................................    (32,458,194)
                                                                          ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................     25,059,791
  End of the Period:
    Investments .......................................................      5,501,439
    Foreign Currency Translations .....................................        (38,817)
                                                                          ------------
                                                                             5,462,622
                                                                          ------------
Net Unrealized Depreciation During the Period .........................    (19,597,169)
                                                                          ------------
NET REALIZED AND UNREALIZED LOSS ......................................   $(52,055,363)
                                                                          ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $(53,055,993)
                                                                          ============


SEE NOTES TO FINANCIAL STATEMENTS     (17)

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                                                     YEAR ENDED       YEAR ENDED
                                                                                   JUNE 30, 2001    JUNE 30, 2000
                                                                                   -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ............................................................   $  (1,000,630)   $  (1,821,554)
Net Realized Gain/Loss .........................................................     (32,458,194)      46,100,711
Net Unrealized Depreciation
  During the Period ............................................................     (19,597,169)     (19,789,970)
                                                                                   -------------    -------------
Net Increase/Decrease in Net Assets Resulting from Operations ..................     (53,055,993)      24,489,187
                                                                                   -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed .....................................................................     284,140,264      246,008,180
Redeemed .......................................................................    (304,625,622)    (281,902,284)
                                                                                   -------------    -------------
Net Decrease in Net Assets Resulting from Capital Share Transactions ...........     (20,485,358)     (35,894,104)
                                                                                   -------------    -------------
Total Decrease in Net Assets ...................................................     (73,541,351)     (11,404,917)
NET ASSETS--Beginning of Period ................................................     161,014,269      172,419,186
                                                                                   -------------    -------------
NET ASSETS--End of Period (Including accumulated net investment loss of
  $(359,168) and $(178,131), respectively) .....................................   $  87,472,918    $ 161,014,269
                                                                                   =============    =============


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                         -------------------------------------------------------
CLASS A SHARES                            2001#       2000#       1999#      1998#        1997
                                         -------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $ 13.06     $ 11.48     $  6.53    $ 16.62     $  17.15
                                         -------     -------     -------    -------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........     (0.05)      (0.08)       0.02      (0.04)       (0.06)
  Net Realized and Unrealized
    Gain/Loss ........................     (5.09)       1.66        4.93     (10.03)       (0.14)
                                         -------     -------     -------    -------     --------
Total From Investment Operations .....     (5.14)       1.58        4.95     (10.07)       (0.20)
                                         -------     -------     -------    -------     --------
DISTRIBUTIONS
  In Excess of Net Realized Gain .....        -0-         -0-         -0-     (0.02)       (0.33)
                                         -------     -------     -------    -------     --------
NET ASSET VALUE, END OF PERIOD .......   $  7.92     $ 13.06     $ 11.48    $  6.53     $  16.62
                                         =======     =======     =======    =======     ========
Total Return (1) .....................    -39.11%      13.49%      75.69%    -60.57%       -1.10%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $48,649     $76,254     $88,808    $47,128     $175,440
Ratio of Expenses to Average
  Net Assets .........................      2.02%       1.92%       1.95%      1.90%        1.84%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............     (0.50)%     (0.66)%      0.28%     (0.39)%      (0.31)%
Portfolio Turnover Rate ..............       125%        108%        138%       130%          74%
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ......................   $  0.01     $  0.01     $  0.01    $  0.01          N/A
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....      2.13%       2.02%       2.03%      2.21%         N/A
  Net Investment Income/Loss to
    Average Net Assets ...............     (0.61)%     (0.76)%      0.20%     (0.53)%        N/A
Ratio of Expenses to Average
  Net Assets excluding country
    tax expense and interest expense .      1.90%       1.90%       1.90%      1.90%         N/A
------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     (19)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                         --------------------------------------------------------
CLASS B SHARES                            2001#        2000#       1999#       1998#       1997
                                         --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $ 12.43      $ 11.01     $  6.31     $ 16.17     $ 16.81
                                         -------      -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........     (0.12)       (0.17)      (0.03)      (0.10)      (0.16)
  Net Realized and Unrealized
    Gain/Loss ........................     (4.79)        1.59        4.73       (9.74)      (0.15)
                                         -------      -------     -------     -------     -------
Total From Investment Operations .....     (4.91)        1.42        4.70       (9.84)      (0.31)
                                         -------      -------     -------     -------     -------
DISTRIBUTIONS
  Net Realized Gain ..................        -0-          -0-         -0-         -0-      (0.33)
  In Excess of Net Realized Gain .....        -0-          -0-         -0-      (0.02)         -0-
                                         -------      -------     -------     -------     -------
Total Distributions ..................        -0-          -0-         -0-      (0.02)      (0.33)
                                         -------      -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD .......   $  7.52      $ 12.43     $ 11.01     $  6.31     $ 16.17
                                         =======      =======     =======     =======     =======
Total Return (1) .....................    -39.45%       12.81%      74.48%     -60.89%      -1.79%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $21,559      $45,837     $42,905     $26,126     $62,786
Ratio of Expenses to Average
  Net Assets .........................      2.77%        2.67%       2.70%       2.65%       2.59%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............     (1.30)%      (1.42)%     (0.44)%     (1.01)%     (1.04)%
Portfolio Turnover Rate ..............       125%         108%        138%        130%         74%
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ......................   $  0.01      $  0.01     $  0.01     $  0.02         N/A
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....      2.92%        2.77%       2.78%       2.96%        N/A
  Net Investment Income/Loss to
    Average Net Assets ...............     (1.45)%      (1.52)%     (0.52)%     (1.15)%       N/A
Ratio of Expenses to Average
  Net Assets excluding country
    tax expense and interest expense .      2.65%        2.65%       2.65%       2.65%        N/A
-------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                         --------------------------------------------------------
CLASS C SHARES                            2001#       2000#       1999#       1998#        1997
                                         --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $ 12.39     $ 10.97     $  6.29     $ 16.14     $  16.78
                                         -------     -------     -------     -------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........     (0.12)      (0.17)      (0.04)      (0.12)       (0.21)
  Net Realized and Unrealized
    Gain/Loss ........................     (4.77)       1.59        4.72       (9.71)       (0.10)
                                         -------     -------     -------     -------     --------
Total From Investment Operations .....     (4.89)       1.42        4.68       (9.83)       (0.31)
                                         -------     -------     -------     -------     --------
DISTRIBUTIONS
  In Excess of Net Realized Gain .....        -0-         -0-         -0-      (0.02)       (0.33)
                                         -------     -------     -------     -------     --------
NET ASSET VALUE, END OF PERIOD .......   $  7.50     $ 12.39     $ 10.97     $  6.29     $  16.14
                                         =======     =======     =======     =======     ========
Total Return (1) .....................    -39.37%      12.76%      74.13%     -60.88%       -1.79%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $17,265     $38,923     $40,706     $28,823     $114,460
Ratio of Expenses to Average
  Net Assets .........................      2.77%       2.67%       2.70%       2.65%        2.59%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............     (1.31)%     (1.43)%     (0.48)%     (1.17)%      (1.06)%
Portfolio Turnover Rate ..............       125%        108%        138%        130%          74%
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ......................   $  0.01     $  0.01     $  0.01     $  0.01          N/A
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....      2.92%       2.77%       2.78%       2.96%         N/A
  Net Investment Income/Loss to
    Average Net Assets ...............     (1.46)%     (1.53)%     (0.56)%     (1.31)%        N/A
Ratio of Expenses to Average
  Net Assets excluding country
    tax expense and interest expense .      2.65%       2.65%       2.65%       2.65%         N/A
-------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     (21)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Asian Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements.


                                      (22)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $86,892,605 which will expire between June 30, 2006 and June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $90,139,254, the aggregate gross unrealized appreciation is $4,258,215 and the aggregate gross unrealized depreciation is $7,006,691, resulting in net unrealized depreciation on long- and short-term investments of $2,748,476.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included


                                      (23)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $1,156,771 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to a correction of prior year amounts totaling $7,991 has been reclassified from paid in capital in excess of par to accumulated net realized loss. A permanent difference related to taxes accrued against capital gains totaling $3,849 was reclassified from accumulated net investment loss to accumulated net realized loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totalling $333,329 has been reclassified from accumulated net investment loss to accumulated net realized loss.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.


                                      (24)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc., (the "Subadviser") a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million ................................................     1.00%
Next $500 million .................................................     0.95%
Over $1 billion ...................................................     0.90%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                             CLASS B
                           CLASS A         AND CLASS C
                        MAX. OPERATING    MAX. OPERATING
                        EXPENSE RATIO     EXPENSE RATIO
                            1.90%             2.65%

      For the period ended June 30, 2001, the Adviser voluntarily waived $143,906 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $1,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $20,700 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.


                                      (25)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $92,543. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $28,592 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $182,300 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.


                                      (26)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                           CONTINGENT DEFERRED SALES
                                                          CHARGE ON ASSETS SUBJECT TO
                                                                 SALES CHARGE
YEAR OF REDEMPTION                                          CLASS B         CLASS C
First ..............................................         5.00%           1.00%
Second .............................................         4.00%           None
Third ..............................................         3.00%           None
Fourth .............................................         2.50%           None
Fifth ..............................................         1.50%           None
Thereafter .........................................         None            None


                                      (27)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $46,500 and CDSC on redeemed shares of Classes B and C of approximately $84,000. Sales charges do not represent expenses of the Fund.

                                                YEAR ENDED         YEAR ENDED
                                               JUNE 30, 2001      JUNE 30, 2000
                                               -------------      -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
    Subscribed .............................      30,579,510         17,452,932
    Redeemed ...............................     (30,280,075)       (19,346,665)
                                               -------------      -------------
  Net Increase/Decrease in Class A Shares
    Outstanding ............................         299,435         (1,893,733)
                                               =============      =============
  Dollars:
    Subscribed .............................   $ 263,858,220      $ 222,661,067
    Redeemed ...............................    (268,209,906)      (249,142,808)
                                               -------------      -------------
  Net Decrease .............................   $  (4,351,686)     $ (26,481,741)
                                               =============      =============
  Ending Paid in Capital ...................   $  89,685,810+     $  94,617,222+
                                               =============      =============
CLASS B:
  Shares:
    Subscribed .............................         385,568          1,262,910
    Redeemed ...............................      (1,206,665)        (1,473,492)
                                               -------------      -------------
  Net Decrease in Class B Shares Outstanding        (821,097)          (210,582)
                                               =============      =============
  Dollars:
    Subscribed .............................   $   3,436,083      $  15,484,002
    Redeemed ...............................     (11,232,737)       (17,962,378)
                                               -------------      -------------
  Net Decrease .............................   $  (7,796,654)     $  (2,478,376)
                                               =============      =============
  Ending Paid in Capital ...................   $  51,857,751+     $  60,041,721+
                                               =============      =============
CLASS C:
  Shares:
    Subscribed .............................       2,006,847            635,714
    Redeemed ...............................      (2,845,965)        (1,203,170)
                                               -------------      -------------
  Net Decrease in Class C Shares Outstanding        (839,118)          (567,456)
                                               =============      =============
  Dollars:
    Subscribed .............................   $  16,845,961      $   7,863,111
    Redeemed ...............................     (25,182,979)       (14,797,098)
                                               -------------      -------------
  Net Decrease .............................   $  (8,337,018)     $  (6,933,987)
                                               =============      =============
  Ending Paid in Capital ...................   $  54,971,375+     $  63,636,988+
                                               =============      =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.


                                      (28)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

      For the period ended June 30, 2001, the Fund made purchases of $129,938,036 and sales of $156,081,854 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

      With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $283,900 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $51,200.


                                      (29)

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Asian Growth Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Asian Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asian Growth Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (30)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION

   Reserve
   Tax Free Money

SENIOR LOAN

   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o     visit our Web site at www.vankampen.com --
      to view a prospectus, select
      DOWNLOAD PROSPECTUS                                      [GRAPHIC OMITTED]

o     call us at (800) 341-2911
      Telecommunications Device for the Deaf (TDD)
      users, call (800)421-2833.                               [GRAPHIC OMITTED]

o     e-mail us by visiting www.vankampen.com and selecting CONTACT US
                                                               [GRAPHIC OMITTED]

 * Closed to new investors
** Open to new investors for a limited time


                                      (31)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN ASIAN GROWTH FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to potential distributions to be paid by the Fund during the remainder of calendar year 2001. During the taxable year ended June 30, 2001, the Fund did not pay any distributions. Provided the Fund makes a distribution in December 2001, the Fund intends to pass through foreign tax credits of $92,526 and has derived gross income from sources within foreign countries amounting to $1,608,048.**
--------------------------------------------------------------------------------

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

** THIS INFORMATION IS UNAUDITED.


                                      (32)

Van Kampen
Privacy Notice

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                   VAN KAMPEN
                                   INVESTMENTS

                         GENERATIONS OF EXPERIENCE(SM)

                   Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.
                   452, 552, 652                              36319H01-AP-8/01
                   MSAG ANR 8/01

                                         VAN KAMPEN
                                         EMERGING MARKETS FUND
                                         ANNUAL REPORT

                                         JUNE 30, 2001

                               [PHOTO OF BOY TOSSING BALL]

                                         Privacy Notice information on the back.

                                                            VAN KAMPEN
                                                            INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                         TABLE OF CONTENTS

                                  OVERVIEW

                    LETTER TO SHAREHOLDERS      1
                         ECONOMIC SNAPSHOT      2

                       PERFORMANCE SUMMARY

                         RETURN HIGHLIGHTS      4
            GROWTH OF A $10,000 INVESTMENT      5

                     PORTFOLIO AT A GLANCE

                          TOP TEN HOLDINGS      6
                        TOP FIVE COUNTRIES      6
          Q&A WITH YOUR PORTFOLIO MANAGERS      7
                         GLOSSARY OF TERMS     11

                            BY THE NUMBERS

                   YOUR FUND'S INVESTMENTS     12
                      FINANCIAL STATEMENTS     22
             NOTES TO FINANCIAL STATEMENTS     28
            REPORT OF INDEPENDENT AUDITORS     37

                    VAN KAMPEN INVESTMENTS

            THE VAN KAMPEN FAMILY OF FUNDS     38
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES     39

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

              ----------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              ----------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions.

Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ R F Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                      (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                      (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

   [The following table was depicted as a bar chart in the printed material.]

                          Mar 99              3.5%
                          Jun 99              2.5%
                          Sep 99              5.7%
                          Dec 99              8.3%
                          Mar 00              4.8%
                          Jun 00              5.2%
                          Sep 00              2.2%
                          Dec 00              1.0%
                          Mar 01              1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

 [The following table was depicted as a mountain graph in the printed material.]

                                     Interest Rates   Inflation
                         Jun 99             5.0%        2.0%
                         Jul 99             5.0%        2.1%
                         Aug 99            5.25%        2.3%
                         Sep 99            5.25%        2.6%
                         Oct 99            5.25%        2.6%
                         Nov 99             5.5%        2.6%
                         Dec 99             5.5%        2.7%
                         Jan 00             5.5%        2.7%
                         Feb 00            5.75%        3.2%
                         Mar 00             6.0%        3.8%
                         Apr 00             6.0%        3.1%
                         May 00             6.5%        3.2%
                         Jun 00             6.5%        3.7%
                         Jul 00             6.5%        3.7%
                         Aug 00             6.5%        3.4%
                         Sep 00             6.5%        3.5%
                         Oct 00             6.5%        3.4%
                         Nov 00             6.5%        3.4%
                         Dec 00             6.5%        3.4%
                         Jan 01             5.5%        3.7%
                         Feb 01             5.5%        3.5%
                         Mar 01             5.0%        2.9%
                         Apr 01             4.5%        3.3%
                         May 01             4.0%        3.6%
                         Jun 01            3.75%        3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL
PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                      (3)

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                                 A SHARES   B SHARES     C SHARES
---------------------------------------------------------------------------------
One-year total return based on NAV(1)            -38.17%     -38.58%     -38.57%
---------------------------------------------------------------------------------
One-year total return(2)                         -41.75%     -41.65%     -39.18%
---------------------------------------------------------------------------------
Five-year average annual total return(2)          -6.13%      -5.93%      -5.66%
---------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)       -4.30%      -3.36%      -4.17%
---------------------------------------------------------------------------------
Commencement date                                 7/6/94      8/1/95      7/6/94
---------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICES FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICES FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%.THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                      (4)

GROWTH OF A $10,000 INVESTMENT
(JULY 6, 1994--JUNE 30, 2001)

[The following table was depicted as a mountain graph in the printed material.]

                                               IFC Global Total Return Composite Index
                                                measures performance of companies in
                                                Latin America, East and South Asia,
                  EMERGING MARKETS FUND        Europe, the Middle East, and Africa.+
        7/94             $9,425                            $10,000
        6/95             $8,335                             $9,868
        6/96             $9,515                            $10,698
        6/97            $10,802                            $11,908
        6/98             $7,096                             $7,314
        6/99             $8,793                             $9,899
        6/00            $11,903                            $10,849
        6/01             $7,359                             $8,425

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ FACTSET RESEARCH SYSTEMS INC.


                                      (5)

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS +
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)


1.  CHINA MOBILE                                                   3.7%
    Provides cellular telecommunications
    services in China.

2.  TELEFONOS DE MEXICO (TELMEX)                                   3.0%
    Provides telecommunications services
    to residents of Mexico.

3.  SAMSUNG ELECTRONICS                                            2.7%
    Manufactures consumer and industrial
    electronic equipment.

4.  TAIWAN SEMICONDUCTOR MANUFACTURING                             2.3%
    Designs and manufactures integrated
    circuits.

5.  KOREA TELECOM                                                  1.9%
    Provides telecommunications and
    Internet services to Korea.

6.  PETROBRAS                                                      1.8%
    Distributes gasoline and other
    petroleum products in Brazil.

7.  ANGLO AMERICAN                                                 1.7%
    Mines for gold, platinum, coal and
    other materials worldwide.

8.  AMERICA MOVIL                                                  1.5%
    Provides wireless communications
    services in South America.

9.  CELULAR CRT                                                    1.5%
    Provides cellular telecommunications
    services in Brazil.

10. SOUTH AFRICAN BREWERIES                                        1.4%
    Brews and bottles beer and other
    beverages in South Africa.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

   [The following table was depicted as a bar chart in the printed material.]

                    June 30, 2001       June 30, 2000

Korea                   13.7%               20.9%
Mexico                  12.3%                9.2%
Brazil                  10.5%                8.7%
Taiwan                  10.2%               13.2%
South Africa            10.0%                3.7%

* SUBJECT TO CHANGE DAILY.


                                      (6)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING MARKETS FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2001. THE TEAM IS LED BY PORTFOLIO MANAGERS ROBERT MEYER AND NARAYAN RAMACHANDRAN, MORGAN STANLEY INVESTMENT MANAGEMENT INC., WHO HAVE MANAGED THE FUND SINCE 1997 AND 2001, RESPECTIVELY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q WHAT WERE THE MOST SIGNIFICANT MARKET FACTORS AFFECTING THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD, AND HOW DID THE FUND PERFORM OVERALL?

A It was a difficult year for investors in emerging markets. Faced with many of the same challenges as developed countries' markets, emerging markets also encountered their own hurdles. Like the developed markets, emerging markets felt the effects of slowing global growth and falling corporate earnings--especially in the telecommunications and technology sectors. In addition to weak global demand, currency concerns in Turkey and economic instability in Argentina subdued interest in emerging markets, though the impact of these situations was primarily regional. Sharp market volatility led to a decreased appetite for risk among investors, which further depressed interest in the emerging market asset class.

      In this trying environment, the fund returned -38.17 percent for the 12 months ended June 30, 2001. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      We realize investors may be discouraged to see negative returns of this scale. The steep decline of the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, helped underscore the difficult climate for emerging markets investing. During the reporting period, the MSCI Emerging Markets Free Index returned -27.53 percent. THE MSCI EMERGING MARKETS FREE INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF MORE THAN 850 STOCKS TRADED IN 22 WORLD MARKETS. THIS IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY


                                      (7)

SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q     WHY DID THE FUND UNDERPERFORM RELATIVE TO THE BENCHMARK?

A During the period, the fund's portfolio was overweighted in technology stocks, which proved to be a drag on performance. Many of these stocks were hurt by slowing global demand for electronics components such as DRAM, or computer memory chips. This was especially the case in Asia's Pacific Rim, where many such components are manufactured.

      A sharp downturn in telecommunications stocks also contributed to fund underperformance. The recent worldwide buildup of communications infrastructure came to a halt in 2001 as it became clear the industry had over-anticipated demand in Western Europe and the United States. In our opinion, telecom companies in the emerging markets are not subject to the same deterioration in fundamentals. But the bad news was all-pervasive, and these stocks traded lower along with their European and U.S. counterparts.

Q     IN LIGHT OF THESE TRENDS, WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A We took several steps to meet the challenges facing us during the period. First, we rebalanced the portfolio by aggressively shifting out of sectors and stocks we believed would experience deteriorating fundamentals during the next 12 to 18 months. For example, we reduced the fund's exposure to communication equipment companies and increased exposure to companies in countries with strong domestic economic growth dynamics, such as China. Also, whenever possible, we sought to reduce portfolio risk by eliminating from the fund certain stocks we believed had become fairly valued.

      But, at the same time, we maintained overweight positions in sectors and individual stocks we believed had promising fundamentals and were positioned to perform well over the longer term. The fund's holdings in diversified telecommunications stocks fit into this category. Throughout the reporting period, many telecom companies in countries with emerging markets and robust growth were hurt by the global telecom downturn as investors fled the sector. Despite this downturn, we continue to believe some telecom companies operating in emerging markets may still have the ability to generate attractive cash flows. We believe demand for wireless services in emerging markets should continue and, therefore, we are attracted to their strong growth prospects.

Q     WHAT WERE SOME OF THE KEY TRENDS IN EACH OF THE REGIONS THE FUND INVESTS
      IN?

A We invested the highest concentration of fund assets in ASIA, including an overweighting in China, relative to our benchmark. While most of the world's economies experienced slow or negative growth during the period, China's economy continued to steadily expand.

      In South Korea, the country's technology companies began to recover. The Korean economy also continued to benefit from efforts to strengthen the nation's banking system. Finally, investors


                                      (8)
appeared to be attracted to South Korean stocks because their valuations were near all-time lows.

      Another major area of investment for the fund was Taiwan, a major producer of electronics equipment. Many local stocks were greatly affected by slowing U.S. demand for electronics components and personal computers during the period--and investors were also concerned about the growing political risks stemming from Taiwan's uneasy relationship with China.

      The LATIN AMERICAN region, meanwhile, was impaired by Argentina's ongoing economic struggles. The country's inability to meet its multibillion-dollar debt continued and its large fiscal deficit posed potential solvency problems. Against this backdrop, and because we're pessimistic about the country's ability to manage its economic difficulties, we maintained an underweight position in Argentina. During the reporting period, Argentina's troubles spread beyond its borders and hurt Brazil, one of its major trade partners. Despite this turn of events, we continued to be overweight in Brazil. Based on the fundamentals, we did not believe the Brazilian stock market's decline was justified.

      Mexico remained a prominent area of investment for the fund, and its stock market performed well during the year. Helping to drive the strong performance of Mexican stocks was Citigroup's entry into the Mexican banking sector. Citibank's purchase of Banacci, the country's second-largest bank and one of the fund's investments, boosted investor confidence in Mexico's stock market.

      EMERGING EUROPE, THE MIDDLE EAST AND AFRICA form the most heterogeneous "region" in which the fund invests. During the reporting period, the poor performance of Turkey's stock market received international attention. Until recently, it had been considered a success story--but a stalling economy and political turmoil led the country to devalue its currency early in 2001. This drastic action spurred poor stock market performance. This, along with Turkey's weak banking sector, helped discourage additional investment in the region.

      Across the Black Sea, Russia's stock market continued its strong recent performance. Two factors helped drive this recent success. First, Russia is a major oil producer, and the country's oil companies benefited greatly from global price increases. Second, we believe Russian president Vladimir Putin has made great strides in reforming the country's system of corporate governance. These changes helped bring needed stability to Russia's economy.

      In Israel, the market endured a difficult 12 months. Israel is home to a number of burgeoning technology companies whose fortunes are tied more to the fate of the Nasdaq stock index and worldwide demand than to Israel's own economy. Though we still see a number of potentially attractive investment opportunities, we expect Israeli technology stocks will continue to underperform so long as similar companies in the United States and elsewhere encounter difficulties.

Q     WHICH STOCKS HELPED THE FUND'S PERFORMANCE?

A During the 12-month reporting period Samsung Electronics, the South Korean semiconductor and electronics company, definitely helped performance, as did Banacci, the Mexican bank


                                      (9)
purchased by Citigroup. Another stock to help boost results was Surgutneftegaz, one of a handful of Russian oil stocks to benefit from higher oil prices.

      OF COURSE, NOT ALL OF THE STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT ANY OF THE STOCKS MENTIONED ABOVE WILL CONTINUE TO PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 6.

Q     DID ANY STOCKS HURT FUND PERFORMANCE?

A Many of the fund's detractors to performance were in the telecommunications sector. As we mentioned earlier, these stocks were hurt by the global slowdown in telecommunications investment. One of the fund's biggest disappointments during the period was ECI, an Israeli company and maker of telecommunications equipment. We believed its reasonable valuation would help insulate the company against some of the losses experienced by other telecom companies. However, ECI's stock fell much more than anticipated. Other stocks that dragged results included Brazilian Wireless and Brazilian Telecom, as well as Korea Telecom.

Q     WHAT DO YOU SEE AHEAD FOR EMERGING MARKETS AND FOR THE FUND?

A Overall, we are cautiously optimistic. In our opinion, emerging markets now offer an attractive combination of compelling valuations, strong technical indicators and economic reforms that we believe are not reflected in current stock prices. The major question is when a global economic recovery may take place. This will probably depend largely on when global demand recovers.

      As long as investors understand the risks involved, those looking for growth potential at a reasonable price may be attracted to emerging markets investing. Recent results have certainly been disappointing, but we note here the basic truth of investing--past performance is no guarantee of future performance. As we await a friendlier climate for emerging markets, we will continue to seek to deliver above-average long-term results for fund shareholders.

      ANNUAL HOUSEHOLDING NOTICE

      To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (10)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.


                                      (11)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
COMMON STOCKS 84.6%
BRAZIL 5.5%
Brazil Telecom Participacoes S.A. ADR .............        22,998     $  966,146
CEMIG ADR .........................................        23,827        283,722
CVRD ADR ..........................................        40,329        935,633
Eletrobras S.A ....................................     7,252,000         92,954
Eletrobras S.A. ADR ...............................           600          3,545
Embratel Participacoes S.A. 'A' ADR ...............         1,100          8,228
Empresa Brasileira de Aeronautica S.A. ADR ........        16,250        634,563
Lojas Arupau S.A. ADR (a,b) .......................        14,225             -0-
Petrobras S.A. ADR ................................        13,710        320,677
Petroleo Brasileiro S.A. ADR ......................        68,910      1,791,660
Tele Celular Sul S.A. ADR .........................        17,194        347,319
Tele Norte Leste S.A. ADR .........................        34,589        527,828
Telebras ADR ......................................        11,679        545,993
Telemig Celular S.A. ADR ..........................         4,179        172,593
Telesp Celular S.A. ADR ...........................        15,135        229,295
Unibanco GDR ......................................        32,086        816,589
Votorantim Celulose e Papel S.A. ADR ..............        22,200        335,220
                                                                      ----------
                                                                       8,011,965
                                                                      ----------
CHILE 0.4%
Cia Telecom ADR (a) ...............................        34,290        482,803
Enersis S.A. ADR ..................................         8,700        130,326
                                                                      ----------
                                                                         613,129
                                                                      ----------
CHINA 1.8%
Beijing Capital International Airport 'H' (a) .....       760,000        238,724
China Merchants Holdings International Co., Ltd. ..       785,000        593,797
China Petroleum & Chemical Corp.  .................       858,000        171,605
China Unicom Ltd. (a) .............................       167,000        291,187
Cosco Pacific Ltd. ................................       190,000        125,452
Nanjing Panda Electronics Co., Ltd. 'H' (a) .......       842,000        364,336
Travelsky Technology Ltd. 'H' (a) .................       325,000        329,175
Yanzhou Coal Mining Co., Ltd. ADR .................        10,628        254,009
Yanzhou Coal Mining Co., Ltd. 'H' (a) .............       688,000        317,547
                                                                      ----------
                                                                       2,685,832
                                                                      ----------


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
CZECH REPUBLIC 0.1%
Cesky Telecom a.s. (a) .............................        13,478     $  123,187
Cesky Telecom a.s. GDR (a) .........................         7,898         69,344
                                                                       ----------
                                                                          192,531
                                                                       ----------
EGYPT 0.1%
Egypt Gas Co. (b) ..................................         2,900         46,949
MobiNil (a) ........................................         7,620        114,163
                                                                       ----------
                                                                          161,112
                                                                       ----------
HONG KONG 6.7%
Asia Satellite Telecommunications Holdings Ltd. ....        75,000        129,811
Brilliance China Automotive Holdings Ltd. ..........       670,000        163,209
China Mobile Ltd. (a) ..............................     1,031,000      5,445,935
China Overseas Land& Investment Ltd. ...............       780,000        140,004
China Rare Earth Holdings Ltd. (a) .................       109,000         38,430
China Resources Beijing Land Ltd. ..................       488,000        137,645
China Resources Enterprises Ltd. ...................       269,000        453,518
China Southern Airlines Co., Ltd. (a)  .............       968,000        300,956
China Unicom Ltd. ADR (a) ..........................         2,500         44,250
Citic Pacific Ltd. .................................       248,000        767,866
CNOOC Ltd. (a) .....................................       885,000        839,637
CNOOC Ltd. ADR (a) .................................         4,300         81,485
Denway Motors Ltd. (a) .............................     1,536,300        551,506
Greencoll Technology Holdings Ltd. (a) .............       780,000        310,008
Legend Holdings Ltd. ...............................       609,000        341,595
New World China Land Ltd. (a) ......................       221,200        107,767
Sun Television Cybernetworks Holdings Ltd. (a) .....     1,199,500         22,914
                                                                       ----------
                                                                        9,876,536
                                                                       ----------
HUNGARY 1.2%
Gedeon Richter Rt. .................................         9,728        542,054
Gedeon Richter Rt. GDR (a) .........................         2,800        153,300
Matav Rt. ..........................................        27,215         80,113
Matav Rt. ADR ......................................        21,768        325,432
MOL Magyar Olaj-es Gazipari Rt .....................        17,429        248,634
MOL Magyar Olaj-es Gazipari Rt. (Registered) GDR (a)           520          7,410
OTP Bank Rt. .......................................         8,324        433,519
OTP Rt. Bank GDR ...................................           220         11,275
                                                                       ----------
                                                                        1,801,737
                                                                       ----------
INDIA 6.6%
Bharat Heavy Electricals Ltd. ......................       130,300        488,625
Bharat Petroleum Corp., Ltd. .......................        82,000        327,547
BSES Ltd. (a) ......................................        75,500        315,466
Cipla Ltd. (a) .....................................        16,200        393,739
Colgate-Palmolive (India) Ltd. (a) .................        49,000        169,792


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                             SHARES           VALUE
INDIA (CONTINUED)
Container Corp. of India Ltd. ...................       114,500       $  309,131
Dabur India Ltd. ................................       116,000          152,151
Dr. Reddy's Laboratories Ltd. ...................        12,000          410,778
Gujarat Ambuja Cements Ltd. .....................        98,000          386,042
HCL Technologies Ltd. (a) .......................        22,400          139,595
HDFC Bank Ltd. ..................................        66,650          298,395
Hero Honda Motors Ltd. (a) ......................       116,000          356,458
Hindustan Lever Ltd. ............................       249,490        1,089,132
Hindustan Petroleum Corp. Ltd. ..................        93,000          312,570
Housing Development Finance Corp., Ltd. .........        54,440          797,967
India-Info.com Ltd. (a,b) .......................        47,630           15,188
Infosys Technologies Ltd. .......................         8,200          655,677
ITC Ltd.GDR .....................................        10,750          198,875
ITC Ltd. (a) ....................................         8,100          129,998
Lupin Laboratories Ltd. (a) .....................        20,500           32,990
Mahanagar Telephone Nigam Ltd. ..................       224,250          601,861
Mahanagar Telephone Nigam Ltd. GDR ..............        28,800          155,232
Nestle India Ltd. ...............................        14,500          172,003
Ranbaxy Laboratories Ltd. .......................        25,761          263,525
Reliance Industries Ltd. GDR ....................        10,000          153,300
Reliance Industries Ltd. (a) ....................        52,750          414,352
Satyam Computer Services Ltd. (a) ...............           100              362
State Bank of India .............................        75,000          351,244
Strides Arcolab Ltd. (a) ........................        11,000           13,797
Tata Iron & Steel Co., Ltd. .....................        63,000          155,089
Tata Power Co., Ltd. ............................        11,000           30,411
Wipro Ltd. ADR ..................................         4,700          131,506
Zee Telefilms Ltd. ..............................        64,200          162,547
                                                                      ----------
                                                                       9,585,345
                                                                      ----------
INDONESIA 0.5%
Pt. Hanjaya Mandale Sampoerna Tbk. ..............       497,500          701,043
                                                                      ----------
ISRAEL 4.2%
BreezeCOM Ltd. (a) ..............................        50,283          221,748
Ceragon Networks Ltd. (a) .......................        24,030           74,493
Check Point Software Technologies Ltd. (a) ......        20,651        1,044,321
DSP Group, Inc. (a) .............................         7,500          160,875
ECI Telecommunications Ltd. .....................       140,181          700,905
RADVision Ltd. (a) ..............................        25,641          158,718
RADWARE Ltd. (a) ................................        38,888          701,928
Teva Pharmaceutical Industries Ltd. .............         6,370          398,698
Teva Pharmaceutical Industries Ltd. ADR .........        21,704        1,352,159


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                             SHARES          VALUE
ISRAEL (CONTINUED)
TTI Team Telecom International Ltd. (a) ........        31,566       $   613,643
Zoran Corp. (a) ................................        23,190           689,207
                                                                     -----------
                                                                       6,116,695
                                                                     -----------
KOREA 13.5%
Cheil Communications, Inc. .....................         9,210           800,254
H&CB ...........................................        16,376           366,429
Hana Bank ......................................        42,100           307,536
Humax Co., Ltd. ................................        53,403           784,312
Hyundai Mobis ..................................        57,630           620,392
Hyundai Motor Co., Ltd. ........................        84,040         1,828,783
Kookmin Bank ...................................        87,257         1,170,807
Kookmin Credit Card Co., Ltd. ..................        10,280           292,472
Korea Electric Power Corp. .....................        44,020           819,134
Korea Telecom Corp. ............................        34,710         1,387,866
Korea Telecom Corp. ADR ........................        60,800         1,336,384
KT Freetel (a) .................................         8,150           235,006
LG Engineering & Construction Co., Ltd. (a) ....        38,950           323,460
LG Household & Health Care Ltd. (a) ............        13,920           315,220
Pohang Iron & Steel Co., Ltd. ..................        19,546         1,563,079
Samsung Electronics Co. ........................        24,761         3,655,603
Samsung Electro-Mechanics Co. ..................         4,299           154,374
Samsung Securities Co., Ltd. (a) ...............        21,790           619,938
Shinhan Bank Co., Ltd. .........................       116,140         1,192,210
SK Telecom Co., Ltd. ...........................        12,340         1,817,078
Tong Yang Confectionery Corp. ..................        10,020           171,045
                                                                     -----------
                                                                      19,761,382
                                                                     -----------
MALAYSIA 1.9%
British American Tobacco Bhd. ..................        67,000           612,697
Digi.com Bhd (a) ...............................       198,000           289,184
Malayan Banking Bhd. ...........................       180,000           487,895
Malaysian Pacific Industries Bhd. ..............        46,000           159,789
Public Bank Bhd. ...............................       595,300           350,914
Resorts World Bhd. .............................        90,000           120,789
Telekom Malaysia Bhd. ..........................       172,000           398,316
Tenaga Nasional Bhd. ...........................       134,000           308,553
                                                                     -----------
                                                                       2,728,137
                                                                     -----------
MEXICO 12.3%
Alfa S.A. 'A' ..................................       206,298           287,190
America Movil S.A. de C.V. 'L' ADR .............       102,535         2,138,880
Cemex CPO ......................................       162,582           865,811
Cemex CPO ADR ..................................        22,409           593,839
FEMSA ..........................................       195,761           832,703


SEE NOTES TO FINANCIAL STATEMENTS     (15)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                            MARKET
DESCRIPTION                                                                SHARES           VALUE
MEXICO (CONTINUED)
FEMSA ADR ...................................................               27,603       $ 1,181,684
Grupo Aeroportuario de Sureste S.A. de C.V. (a) .............               77,100           144,813
Grupo Aeroportuario de Sureste S.A. de C.V. ADR (a) .........               28,050           524,535
Grupo Carso S.A. de C.V. 'A1' (a) ...........................               77,084           229,097
Grupo Financiero Banamex Accival S.A. de C.V. 'O' ...........              666,377         1,725,026
Grupo Financiero Bancomer S.A. de C.V. 'O' ADR (a) ..........                1,400            28,000
Grupo Financiero Bancomer S.A. de C.V. 'O' (a,c) ............            1,493,706         1,480,338
Grupo Modelo S.A. 'C' .......................................               42,000           114,617
Grupo Sanborns S.A. 'B1' (a) ................................                9,025            12,963
Grupo Televsa S.A. GDR (a) ..................................               30,794         1,232,068
Kimberly 'A' ................................................              309,953           918,113
Telmex ADR ..................................................              124,591         4,371,898
Wal-Mart de Mexico S.A. de C.V. ADR .........................               12,880           348,676
Wal-Mart de Mexico S.A. de C.V. 'C' .........................              183,364           449,547
Wal-Mart de Mexico S.A. de C.V. 'V' .........................              193,843           526,852
                                                                                         -----------
                                                                                          18,006,650
                                                                                         -----------
POLAND 1.4%
Bank Polsa Kasa Opieki S.A. (a) .............................               31,069           532,944
Elektrim S.A. (a) ...........................................               18,824           120,793
Telekomunikacja Polska S.A ..................................               11,373            50,547
Telekomunikacja Polska S.A. GDR .............................              293,966         1,328,726
                                                                                         -----------
                                                                                           2,033,010
                                                                                         -----------
RUSSIA 4.1%
Gazprom ADR (a) .............................................                4,200            45,990
Gazprom ADR (a) .............................................               17,100           187,245
Lukoil Holding ADR ..........................................               23,116         1,108,764
Mustcom (a,b) ...............................................            8,129,780         1,137,356
Norilsk Nickel ADR (a) ......................................                6,900           124,521
RAO Unified Energy Systems GDR ..............................              133,530         1,522,242
RAO Unified Energy Systems GDR (a) ..........................               13,900           158,460
Surgutneftegaz ADR ..........................................              129,489         1,656,164
                                                                                         -----------
                                                                                           5,940,742
                                                                                         -----------
SOUTH AFRICA 10.0%
ABSA Group Ltd. .............................................              147,700           694,586
Anglo American plc ..........................................               20,893           313,360
Anglo American plc ..........................................              146,528         2,177,366
Anglo American Platinum Corp., Ltd. .........................               25,727         1,147,528
Barlow Ltd. .................................................                2,900            21,547
Bidvest Group Ltd. ..........................................               81,446           506,976
Dimension Data Holdings plc (a) .............................               58,628           222,926


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                   MARKET
DESCRIPTION                                                       SHARES           VALUE
SOUTH AFRICA (CONTINUED)
Dimension Data Holdings plc (a) ...........................         33,400      $   128,021
FirstRand Ltd. ............................................      1,072,060        1,146,837
Impala Platinum Holdings Ltd. .............................         15,108          757,221
Liberty Group Ltd. ........................................         78,830          569,046
M-Cell Ltd. ...............................................         93,110          214,017
Nedcor Ltd. ...............................................         33,777          663,068
Old Mutual plc ............................................         47,700          109,496
Old Mutual plc ............................................         17,100           38,668
Remgro Ltd. ...............................................         87,418          627,781
Sanlam Ltd. ...............................................        799,300        1,092,401
Sappi Ltd. ................................................         33,800          297,744
Sasol Ltd. ................................................         97,192          888,767
South African Breweries plc ...............................         54,756          418,720
South African Breweries plc ...............................        223,300        1,692,381
Standard Bank Investment Corp., Ltd. ......................        204,800          893,134
                                                                                -----------
                                                                                 14,621,591
                                                                                -----------
TAIWAN 10.2%
Ambit Microsystems Corp. ..................................         78,704          329,172
ASE Test Ltd. (a) .........................................         15,700          200,803
Asustek Computer, Inc. ....................................        219,414          927,236
Bank of Sinopac (a) .......................................        619,000          285,858
Cathay Life Insurance Co., Ltd. ...........................        165,000          198,882
China Steel Corp. (a) .....................................        776,000          387,662
Chinatrust Commercial Bank (a) ............................      1,076,382          753,436
Compal Electronics, Inc. ..................................        105,000          112,838
Delta Electronics, Inc. ...................................        337,000          831,978
Elan Microelectronics Corp. (a) ...........................         81,000          156,448
Far Eastern Textile Ltd. ..................................        360,199          200,866
Faraday Technology Corp. (a) ..............................         21,000          166,512
Formosa Chemicals & Fibre Corp. ...........................        443,880          310,703
Fubon Insurance Co. .......................................        466,000          385,739
Hon Hai Precision Industry ................................        281,460        1,479,647
Macronix International Co., Ltd. (a) ......................         50,503           53,539
Nan Ya Plastic Corp. ......................................        125,000          126,343
President Chain Store Corp. ...............................        143,608          310,741
Quanta Computer, Inc. (a) .................................        195,000          662,649
Realtek Semiconductor Corp. ...............................         29,000          131,397
Siliconware Precision Industries Co. (a) ..................        502,399          284,542
Sunplus Technology Co., Ltd. (a) ..........................         35,000          148,417
Taipei Bank (a) ...........................................        518,000          281,342
Taishin International Bank (a) ............................        520,380          237,292
Taiwan Cellular Corp. (a) .................................        237,842          310,169
Taiwan Semiconductor Manufacturing Co., Ltd. (a) ..........      1,811,392        3,367,095


SEE NOTES TO FINANCIAL STATEMENTS     (17)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                           MARKET
DESCRIPTION                                                                 SHARES          VALUE
TAIWAN (CONTINUED)
Uni-President Enterprises Co. (a) ..............................             501,000    $     210,993
United MicroElectronics Corp. Ltd. (a) .........................           1,252,800        1,662,880
Winbond Electronics Corp. ......................................             496,471          416,730
                                                                                        -------------
                                                                                           14,931,909
                                                                                        -------------
THAILAND 1.7%
Advanced Information Services Public Co., Ltd. .................              85,900          915,001
BEC World Public Co., Ltd. .....................................              82,400          440,681
Delta Electronics Public Co., Ltd. .............................              97,286          468,693
Shinawatra Computer Co., Ltd. (a) ..............................              77,680          295,270
Thai Farmers Bank Public Co., Ltd. (a) .........................             424,400          187,580
Total Access Communications Public Co., Ltd. (a) ...............              67,000          150,750
                                                                                        -------------
                                                                                            2,457,975
                                                                                        -------------
TURKEY 2.4%
Akbank T.A.S. ..................................................          59,825,000          248,474
Aksigorta A.S. .................................................          16,751,000          133,794
Anadolu Efes Biracilik .........................................           5,613,758          215,224
Migros Turk T.A.S. .............................................           2,265,000          141,110
Netas Northern Electric Telekomunikasyon A.S. ..................           6,584,113          268,203
Turkcell Iletisim Hizmetleri A.S. ADR (a) ......................              21,623           60,544
Turkiye Garanti Bankasi A.S. (a) ...............................          34,714,000          174,679
Turkiye Petrol Rafinerileri A.S. ...............................          18,104,000          462,722
Vestel Elektronik Sanayii ve Ticaret A.S. (a) ..................         107,148,735          261,025
Yapi Ve Kredi Bankasi A.S. (a) .................................         478,921,980        1,491,850
Yapi Ve Kredi Bankasi A.S. GDR (a) .............................              12,540           38,971
                                                                                        -------------
                                                                                            3,496,596
                                                                                        -------------
TOTAL COMMON STOCKS
  (Cost $134,147,866) ..........................................                          123,723,917
                                                                                        -------------
PREFERRED STOCKS 5.6%
BRAZIL 5.0%
Banco Nacional S.A. (a,b) ......................................          11,156,000              242
Brasil Telecom Participacoes S.A. ..............................          33,139,952          277,906
Brasil Telecom Participacoes S.A. ..............................         134,042,823          797,909
Celular CRT 'A' (a)  ...........................................           5,124,440        2,126,370
CEMIG (a) ......................................................          21,991,381          261,813
Companhia de Bebidas das Americas ..............................             154,000           35,798
Companhia de Bebidas das Americas ADR ..........................              33,360          772,284
CVRD 'A' .......................................................              29,458          670,949
Eletrobras 'B'  ................................................          11,697,000          138,240
Embratel Participacoes 'A' .....................................          41,170,000          315,729
Itaubanco ......................................................          11,600,000        1,018,119
Lojas Arapua S.A. (a,b) ........................................          12,437,000               -0-


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                               MARKET
DESCRIPTION                                                                    SHARES          VALUE
BRAZIL (CONTINUED)
Petrobras S.A. .....................................................             20,152    $     472,738
Tele Celullar Sul Participacoes S.A. ...............................         48,782,452           98,561
Tele Norte Leste S.A. ..............................................          3,100,000           47,480
Telemig Celular S.A. ...............................................         58,674,884          122,117
Telesp Celular S.A. ................................................         27,593,132          169,047
                                                                                           -------------
                                                                                               7,325,302
                                                                                           -------------
KOREA 0.2%
BanColombia (b)  ...................................................              7,150            3,113
Samsung Electronics Co. ............................................              5,600          346,636
                                                                                           -------------
                                                                                                 349,749
                                                                                           -------------
RUSSIA 0.4%
Storyfirst Communications,Inc.(a,b,d) ..............................                600          342,576
Surgutneftegaz ADR .................................................             13,240          204,558
                                                                                           -------------
                                                                                                 547,134
                                                                                           -------------
TOTAL PREFERRED STOCKS
  (Cost $10,858,558) ...............................................                           8,222,185
                                                                                           -------------
INVESTMENT COMPANY 0.0%
UNITED STATES 0.0%
Morgan Stanley Dean Witter Africa Investment Fund, Inc. (e)
  (Cost $34,248) ...................................................              2,681           21,582
                                                                                           -------------
TOTAL LONG-TERM INVESTMENTS 90.2%
(Cost $145,040,672) ................................................                         131,967,684
                                                                                           -------------


SEE NOTES TO FINANCIAL STATEMENTS     (19)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                            PAR              MARKET
DESCRIPTION                                                                VALUE             VALUE
SHORT-TERM INVESTMENT 7.4%
REPURCHASE AGREEMENT 7.4%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01, due
7/2/01, to be repurchased at $10,818,199, collateralized
by U.S. Treasury Inflation Notes 3.625%, due
1/15/08, valued at $11,039,594
    (Cost $10,815,000) .....................................            $ 10,815,000      $ 10,815,000
                                                                                          ------------
TOTAL INVESTMENTS IN SECURITIES 97.6%
    (Cost $155,855,672) ....................................                               142,782,684
                                                                                          ------------
FOREIGN CURRENCY 1.2%
    (Cost $1,755,455) ......................................                                 1,752,402
                                                                                          ------------
TOTAL INVESTMENTS 98.8%
    (Cost $157,611,127) ....................................                               144,535,086

OTHER ASSETS IN EXCESS OF LIABILITIES 1.2% .................                                 1,785,776
                                                                                          ------------

NET ASSETS 100% ............................................                              $146,320,862
                                                                                          ============

(a)   Non-income producing security

(b)   Security valued at fair value-see note 1-A to financial statements.

(c)   144A Security - Certain conditions for public sale may exist.

(d) Restricted as to public sale. Total value of restricted security at June 30, 2001 was $342,576 or 0.23% of net assets (Total cost $1,500,000).

(e) The fund is advised by an affiliate which earns a management fee as adviser to the Fund.

ADR   American Depositary Receipt

CPO   Certificate of Participation

GDR   Global Depositary Receipt


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                       MARKET       PERCENT OF
INDUSTRY                                               VALUE        NET ASSETS
Telecommunication Services ...............         $ 32,066,707        21.9%
Financials ...............................           22,317,103        15.3
Information Technology ...................           21,847,423        14.9
Materials ................................           12,283,755         8.4
Consumer Discretionary ...................           10,120,451         6.9
Consumer Staples .........................            9,486,061         6.5
Energy ...................................            8,655,435         5.9
Industrials ..............................            7,365,744         5.0
Utilities ................................            4,111,815         2.8
Health Care ..............................            3,713,190         2.6
                                                   ------------        ----
                                                   $131,967,684        90.2%
                                                   ============        ====

+   CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


SEE NOTES TO FINANCIAL STATEMENTS     (21)

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $155,855,672) .............................       $ 142,782,684
Foreign Currency (Cost $1,755,455) ..................................................           1,752,402
Cash ................................................................................                 315
Receivable for:
   Fund Shares Sold .................................................................           6,434,534
   Investments Sold .................................................................             686,628
   Dividends ........................................................................             275,978
   Foreign Withholding Tax Reclaim ..................................................              28,364
   Interest .........................................................................               2,223
Other ...............................................................................              30,426
                                                                                            -------------
      Total Assets ..................................................................         151,993,554
                                                                                            -------------
LIABILITIES:
Payable for:
   Fund Shares Redeemed .............................................................           2,326,094
   Investments Purchased ............................................................           2,321,044
   Investment Advisory Fees .........................................................             315,271
   Distribution (12b-1) and Service Fees ............................................              90,568
   Professional Fees ................................................................              41,904
   Custody Fees .....................................................................              36,680
   Directors' Fees and Expenses .....................................................              36,502
   Shareholder Reporting Expenses ...................................................              33,640
   Administrative Fees ..............................................................              31,674
   Transfer Agent Fees ..............................................................               7,430
   Deferred Country Tax .............................................................                 695
Net Unrealized Loss on Foreign Currency Exchange Contracts ..........................             431,190
                                                                                            -------------
       Total Liabilities ............................................................           5,672,692
                                                                                            -------------
NET ASSETS ..........................................................................       $ 146,320,862
                                                                                            =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($001 par value, Shares Authorized 2,625,000,000) ..............       $      18,026
Paid in Capital in Excess of Par ....................................................         229,956,213
Accumulated Net Investment Loss .....................................................            (654,701)
Net Unrealized Depreciation on Investments and
   Foreign Currency Translations* ...................................................         (13,485,795)
Accumulated Net Realized Loss .......................................................         (69,512,881)
                                                                                            -------------
NET ASSETS ..........................................................................       $ 146,320,862
                                                                                            =============
   Class A Shares:
       Net Asset Value and Redemption Price Per Share (Based on Net Assets
       of $90,764,135 and 10,983,350 Shares Outstanding) ............................       $        8.26
                                                                                            =============
       Maximum Sales Charge .........................................................               5.75%
       Maximum Offering Price Per Share (Net Asset Value
       Per Share x 100/(100% - maximum sales charge)) ...............................       $        8.76
                                                                                            =============
   Class B Shares:
       Net Asset Value and Offering Price Per Share (Based on Net Assets
       of $36,798,042 and 4,669,260 Shares Outstanding)** ...........................       $        7.88
                                                                                            =============
   Class C Shares:
       Net Asset Value and Offering Price Per Share (Based on Net Assets
       of $18,758,685 and 2,373,541 Shares Outstanding)** ...........................       $        7.90
                                                                                            =============

*     NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $695.

**    REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.



                                      (22)     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends ...........................................................................         $  2,181,703
Interest ............................................................................              367,781
Less Foreign Taxes Withheld .........................................................             (108,583)
                                                                                              ------------
   Total Income .....................................................................            2,440,901
                                                                                              ------------
EXPENSES:
Investment Advisory Fees ............................................................            1,974,290
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $206,319, $444,613 and $225,676, respectively) ................................              876,608
Custody Fees ........................................................................              421,678
Administrative Fees .................................................................              401,754
Transfer Agent Fees .................................................................              120,373
Shareholder Reports .................................................................              104,589
Interest Expense ....................................................................               81,851
Country Tax Expense .................................................................               81,015
Professional Fees ...................................................................               65,132
Filing and Registration Fees ........................................................               34,660
Directors' Fees and Expenses ........................................................               12,184
Other ...............................................................................               11,271
                                                                                              ------------
   Total Expenses ...................................................................            4,185,405
   Less Expense Reductions ..........................................................             (113,902)
                                                                                              ------------
   Net Expenses .....................................................................            4,071,503
                                                                                              ------------
NET INVESTMENT LOSS .................................................................         $ (1,630,602)
                                                                                              ============
NET REALIZED GAIN/LOSS ON:
Investments .........................................................................         $(49,451,283)
Foreign Currency Transactions .......................................................             (405,390)
                                                                                              ------------
Net Realized Loss ...................................................................          (49,856,673)
                                                                                              ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
   Beginning of the Period ..........................................................           14,283,475
   End of the Period:
       Investments ..................................................................          (13,072,988)
       Foreign Currency Translations ................................................             (412,807)
                                                                                              ------------
                                                                                               (13,485,795)
                                                                                              ------------
Net Unrealized Depreciation During the Period .......................................          (27,769,270)
                                                                                              ------------
NET REALIZED AND UNREALIZED LOSS ....................................................         $(77,625,943)
                                                                                              ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................         $(79,256,545)
                                                                                              ============


SEE NOTES TO FINANCIAL STATEMENTS       (23)

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                                           YEAR ENDED           YEAR ENDED
                                                                          JUNE 30, 2001        JUNE 30, 2000
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ..................................................    $  (1,630,602)       $  (2,935,011)
Net Realized Gain/Loss ...............................................      (49,856,673)          37,992,347
Net Unrealized Appreciation/Depreciation During the Period ...........      (27,769,270)           4,019,068
                                                                          -------------        -------------
Net Increase/Decrease in Net Assets Resulting from Operations ........      (79,256,545)          39,076,404
                                                                          -------------        -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ...........................................................      182,088,762          162,638,033
Redeemed .............................................................     (158,793,015)        (122,901,021)
                                                                          -------------        -------------
Net Increase in Net Assets Resulting from Capital Share
   Transactions ......................................................       23,295,747           39,737,012
                                                                          -------------        -------------
Total Increase/Decrease in Net Assets ................................      (55,960,798)          78,813,416
NET ASSETS--Beginning of Period ......................................      202,281,660          123,468,244
                                                                          -------------        -------------
NET ASSETS--End of Period (Including accumulated net
   investment loss of $(654,701) and $(544,187),
   respectively) .....................................................    $ 146,320,862        $ 202,281,660
                                                                          =============        =============


                                      (24)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                         YEAR ENDED JUNE 30,
                                                                  -------------------------------------------------------------
CLASS A SHARES                                                     2001#         2000#         1999#        1998#         1997
                                                                  -------      --------       -------      -------     --------
NET ASSET VALUE, BEGINNING OF PERIOD .........................    $ 13.37      $   9.87       $  7.98      $ 13.47     $  12.06
                                                                  -------      --------       -------      -------     --------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income/Loss ................................      (0.06)        (0.18)         0.03           -0-        0.01
   Net Realized and Unrealized Gain/Loss .....................      (5.05)         3.68          1.86        (4.49)        1.57
                                                                  -------      --------       -------      -------     --------
Total From Investment Operations .............................      (5.11)         3.50          1.89        (4.49)        1.58
                                                                  -------      --------       -------      -------     --------
DISTRIBUTIONS
   In Excess of Net Investment Income ........................         -0-           -0-           -0-          -0-       (0.04)
   Net Realized Gain .........................................         -0-           -0-           -0-       (0.73)       (0.13)
   In Excess of Net Realized Gain ............................         -0-           -0-           -0-+      (0.27)          -0-
   Return of Capital .........................................         -0-           -0-           -0-+         -0-          -0-
                                                                  -------      --------       -------      -------     --------
Total Distributions ..........................................         -0-           -0-           -0-+      (1.00)       (0.17)
                                                                  -------      --------       -------      -------     --------
NET ASSET VALUE, END OF PERIOD ...............................    $  8.26      $  13.37       $  9.87      $  7.98     $  13.47
                                                                  =======      ========       =======      =======     ========
Total Return (1) .............................................     -38.17%        35.36%        23.92%      -34.31%       13.54%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ............................    $90,764      $106,161       $63,273      $74,959     $119,022
Ratio of Expenses to Average Net Assets ......................       2.25%         2.20%         2.34%        2.27%        2.21%
Ratio of Net Investment Income/Loss to Average Net Assets ....      (0.68)%       (1.43)%        0.44%        0.04%       (0.06)%
Portfolio Turnover Rate ......................................         99%          102%          132%          99%          82%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During the Period
   Per Share Benefit to Net Investment Income/Loss ...........    $  0.02      $   0.01       $  0.02      $  0.03     $   0.03
Ratios Before Expense Reductions:
   Expenses to Average Net Assets ............................       2.30%         2.25%         2.56%        2.60%        2.41%
   Net Investment Income/Loss to Average Net Assets ..........      (0.73)%       (1.48)%        0.22%       (0.24)%      (0.27)%
Ratio of Expenses to Average Net Assets excluding country
   tax expense and interest expense ..........................       2.15%         2.15%         2.15%        2.15%        2.15%
---------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS        (25)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                      YEAR ENDED JUNE 30,
                                                                  -----------------------------------------------------------
CLASS B SHARES                                                     2001#        2000#        1999#        1998#         1997
                                                                  -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD .........................    $ 12.83      $  9.55      $  7.78      $ 13.24      $ 11.94
                                                                  -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Loss .......................................      (0.14)       (0.26)       (0.02)       (0.07)       (0.03)
   Net Realized and Unrealized Gain/Loss .....................      (4.81)        3.54         1.79        (4.39)        1.50
                                                                  -------      -------      -------      -------      -------
Total From Investment Operations .............................      (4.95)        3.28         1.77        (4.46)        1.47
                                                                  -------      -------      -------      -------      -------
DISTRIBUTIONS
   In Excess of Net Investment Income ........................         -0-          -0-          -0-          -0-       (0.04)
   Net Realized Gain .........................................         -0-          -0-          -0-       (0.73)       (0.13)
   In Excess of Net Realized Gain ............................         -0-          -0-          -0-+      (0.27)          -0-
   Return of Capital .........................................         -0-          -0-          -0-+         -0-          -0-
                                                                  -------      -------      -------      -------      -------
Total Distributions ..........................................         -0-          -0-          -0-+      (1.00)       (0.17)
                                                                  -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD ...............................    $  7.88      $ 12.83      $  9.55      $  7.78      $ 13.24
                                                                  =======      =======      =======      =======      =======
Total Return (1) .............................................     -38.58%       34.35%       22.99%      -34.76%       12.67%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ............................    $36,798      $62,787      $38,313      $36,423      $35,966
Ratio of Expenses to Average Net Assets ......................       3.00%        2.95%        3.09%        3.02%        2.96%
Ratio of Net Investment Income/Loss to Average Net Assets ....      (1.50)%      (2.21)%      (0.29)%      (0.67)%      (0.64)%
Portfolio Turnover Rate ......................................         99%         102%         132%          99%          82%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Reductions During the Period
   Per Share Benefit to Net
       Investment Income/Loss ................................    $  0.02      $  0.01      $  0.02      $  0.03      $  0.01
Ratios Before Expense Reductions:
   Expenses to Average Net Assets ............................       3.10%        3.00%        3.31%        3.35%        3.17%
   Net Investment Income/Loss to Average Net Assets ..........      (1.60)%      (2.26)%      (0.51)%      (0.97)%      (0.87)%
Ratio of Expenses to Average Net Assets excluding country
   tax expense and interest expense ..........................       2.90%        2.90%        2.90%        2.90%        2.90%
-------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                      (26)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                        YEAR ENDED JUNE 30,
                                                                ---------------------------------------------------------------
CLASS C SHARES                                                   2001#         2000#         1999#         1998#          1997
                                                                -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD .....................      $ 12.87       $  9.57       $  7.79       $ 13.26       $ 11.93
                                                                -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Loss ...................................        (0.15)        (0.27)        (0.02)        (0.08)        (0.08)
   Net Realized and Unrealized Gain/Loss .................        (4.82)         3.57          1.80         (4.39)         1.55
                                                                -------       -------       -------       -------       -------
Total From Investment Operations .........................        (4.97)         3.30          1.78         (4.47)         1.47
                                                                -------       -------       -------       -------       -------
DISTRIBUTIONS
   In Excess of Net Investment Income ....................           -0-           -0-           -0-           -0-        (0.01)
   Realized Gain .........................................           -0-           -0-           -0-        (0.73)        (0.13)
   In Excess of Net Realized Gain ........................           -0-           -0-           -0-+       (0.27)           -0-
Return of Capital ........................................           -0-           -0-           -0-+          -0-           -0-
                                                                -------       -------       -------       -------       -------
Total Distributions ......................................           -0-           -0-           -0-+       (1.00)        (0.14)
                                                                -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD ...........................      $  7.90       $ 12.87       $  9.57       $  7.79       $ 13.26
                                                                =======       =======       =======       =======       =======
Total Return (1) .........................................       -38.57%        34.38%        23.09%       -34.73%        12.66%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........................      $18,759       $33,334       $21,882       $28,680       $57,958
Ratio of Expenses to Average Net Assets ..................         3.00%         2.95%         3.09%         3.01%         2.96%
Ratio of Net Investment Loss to Average Net Assets .......        (1.52)%       (2.24)%       (0.32)%       (0.76)%       (0.79)%
Portfolio Turnover Rate ..................................           99%          102%          132%           99%           82%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During the Period
   Per Share Benefit to Net Investment Income/Loss .......      $  0.02       $  0.01       $  0.02       $  0.03       $  0.02
Ratios Before Expense Reductions:
   Expenses to Average Net Assets ........................         3.10%         3.00%         3.31%         3.34%         3.17%
   Net Investment Loss to Average Net Assets .............        (1.62)%       (2.29)%       (0.54)%       (1.03)%       (1.00)%
Ratio of Expenses to Average Net Assets excluding country
   tax expense and interest expense ......................         2.90%         2.90%         2.90%         2.90%         2.90%
---------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1%, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      (27)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Emerging Markets Fund, (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Investments in open-end investment companies are valued at their net asset value each business day.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying


                                      (28)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $23,701,254, which will expire between June 30, 2007and June 30,2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $168,666,144, the aggregate gross unrealized appreciation is $9,002,780 and the aggregate gross unrealized depreciation is $34,886,240, resulting in net unrealized depreciation on long-and short-term investments of $25,883,460.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.


                                      (29)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $2,031,497 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $405,390 has been reclassified from accumulated net investment loss to accumulated net realized loss. A permanent difference related to taxes accrued against capital gains totaling $177,117 was reclassified from accumulated net investment loss to accumulated net realized loss. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $70,166 were reclassified from accumulated net realized loss to accumulated net investment loss. A permanent difference related to expenses which are not deductible for tax purposes totaling $932 has been reclassified from paid in capital in excess of par to accumulated net investment loss.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc, an indirect wholly owned subsidiary of Morgan


                                      (30)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

Stanley Dean Witter & Co. and Morgan Stanley Investment Management Inc. (the "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                                                  % PER ANNUM
First $500 million ........................................                   1.25%
Next $500 million .........................................                   1.20%
Over $1 billion ...........................................                   1.15%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                   CLASS B
                            CLASS A              AND CLASS C
                        MAX. OPERATING         MAX. OPERATING
                         EXPENSE RATIO          EXPENSE RATIO
                              2.15%                  2.90%

      For the period ended June 30, 2001, the Adviser voluntarily waived $113,902of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $2,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $24,700, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.


                                      (31)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $120,373. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $28,918 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $49,400 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.

      At June 30, 2001, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $1,300 during the period.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemp-


                                      (32)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

tions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                   CONTINGENT DEFERRED SALES
                                                  CHARGE ON ASSETS SUBJECT TO
                                                          SALES CHARGE
YEAR OF REDEMPTION                                CLASS B            CLASS C
First ...................................         5.00%              1.00%
Second ..................................         4.00%               None
Third ...................................         3.00%               None
Fourth ..................................         2.50%               None
Fifth ...................................         1.50%               None
Thereafter ..............................          None               None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $73,800 and CDSC on redeemed shares of Classes B and C of approximately $58,700. Sales charges do not represent expenses of the Fund.


                                      (33)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

                                                       YEAR ENDED          YEAR ENDED
                                                     JUNE 30, 2001        JUNE 30, 2000
                                                     -------------        -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
      Subscribed ..............................         17,826,769            9,539,735
      Redeemed ................................        (14,786,127)          (8,010,633)
                                                     -------------        -------------
   Net Increase in Class A Shares Outstanding ..         3,040,642            1,529,102
                                                     =============        =============
   Dollars:
      Subscribed ..............................      $ 159,649,735        $ 121,961,746
      Redeemed ................................       (132,494,112)         (98,726,701)
                                                     -------------        -------------
   Net Increase ...............................      $  27,155,623        $  23,235,045
                                                     =============        =============
   Ending Paid in Capital .....................      $ 136,364,141+       $ 111,252,782+
                                                     =============        =============
CLASS B:
   Shares:
      Subscribed ..............................          1,175,897            2,175,642
      Redeemed ................................         (1,401,481)          (1,291,562)
                                                     -------------        -------------
   Net Increase/Decrease in Class B Shares
      Outstanding .............................           (225,584)             884,080
                                                     =============        =============
   Dollars:
      Subscribed ..............................      $  11,316,255        $  27,137,813
      Redeemed ................................        (13,260,664)         (15,165,855)
                                                     -------------        -------------
   Net Increase/Decrease ......................      $  (1,944,409)       $  11,971,958
                                                     =============        =============
   Ending Paid in Capital .....................      $  60,977,178+       $  64,130,625+
                                                     =============        =============
CLASS C:
   Shares:
      Subscribed ..............................          1,228,529            1,049,694
      Redeemed ................................         (1,445,996)            (745,457)
                                                     -------------        -------------
   Net Increase/Decrease in Class C Shares
      Outstanding .............................           (217,467)             304,237
                                                     =============        =============
   Dollars:
      Subscribed ..............................      $  11,122,772        $  13,538,474
      Redeemed ................................        (13,038,239)          (9,008,465)
                                                     -------------        -------------
   Net Increase/Decrease ......................      $  (1,915,467)       $   4,530,009
                                                     =============        =============
   Ending Paid in Capital .....................      $  34,665,349+       $  37,222,694+
                                                     =============        =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.


                                      (34)

NOTES TO
FINANCIAL STATEMENTS
June 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $168,889,752 and sales of $153,062,046 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $429,200 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $50,300.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

      Summarized below are the specific types of derivative financial instruments used by the Fund.


                                      (35)

NOTES TO
FINANCIAL STATEMENTS
June 30, 2001

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

      At June 30, 2001, the Fund had outstanding forward currency contracts as follows:

                                                  CURRENT            UNREALIZED
FORWARD CURRENCY CONTRACTS                         VALUE             DEPRECIATION
SHORT CONTRACTS:
Czech Koruna, 629,776
  expiring 7/9/02 ....................          $    15,765           $     (28)
Mexican Peso, 71,297,799
  expiring 1/18/02 ...................            7,481,163            (431,162)
                                                -----------           ---------
                                                $ 7,496,928           $(431,190)
                                                ===========           =========


                                      (36)

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Emerging Markets Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (37)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION

   Reserve
   Tax Free Money

SENIOR LOAN

   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o     visit our Web site at
      www.vankampen.com --
      to view a prospectus, select              [ILLUSTRATION OF COMPUTER]
      DOWNLOAD PROSPECTUS

o     call us at (800) 341-2911
      Telecommunications
      Device for the Deaf (TDD)                 [ILLUSTRATION OF PHONE]
      users, call (800) 421-2833.

o     e-mail us by visiting
      www.vankampen.com and                     [ILLUSTRATION OF ENVELOPES]
      selecting CONTACT US

 *    Closed to new investors
**    Open to new investors for a limited time


                                      (38)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING MARKETS FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O.Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to potential distributions to be paid by the Fund during the remainder of calendar year 2001. During the taxable year ended June 30, 2001, the Fund did not pay any distributions. Provided the Fund makes a distribution in December 2001, the Fund intends to pass through foreign tax credits of $108,584 and has derived gross income from sources within foreign countries amounting to $2,180,446.**
--------------------------------------------------------------------------------

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**    THIS INFORMATION IS UNAUDITED.


                                      (39)

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you.This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                    Van Kampen Funds Inc.
                    1 Parkview Plaza, P.O. Box 5555
                    Oakbrook Terrace, IL 60181-5555
                    www.vankampen.com

                                   VAN KAMPEN
                                   INVESTMENTS

                          GENERATIONS OF EXPERIENCE(SM)


                    Copyright(C) 2001 Van Kampen Funds Inc. All rights reserved.
                    455, 555, 655                                3634H01-AP-8/01
                    MSEM ANR 8/01

                                         VAN KAMPEN
                                         EQUITY GROWTH FUND
                                         ANNUAL REPORT

                                         JUNE 30, 2001

                                    [PHOTO OF BOY TOSSING BALL]

                    Privacy Notice information on the back.

                                                           VAN KAMPEN
                                                           INVESTMENTS
                                                   GENERATIONS OF EXPERIENCE(SM)

                               TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS               1
                         ECONOMIC SNAPSHOT               2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS               4
              GROWTH OF $10,000 INVESTMENT               5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS               6
                          TOP FIVE SECTORS               6
          Q&A WITH YOUR PORTFOLIO MANAGERS               7
                         GLOSSARY OF TERMS              11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS              12
                      FINANCIAL STATEMENTS              17
             NOTES TO FINANCIAL STATEMENTS              23
            REPORT OF INDEPENDENT AUDITORS              30

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS              31
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES              32

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

--------------------------------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
--------------------------------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                      (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                      (2)

U. S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

   [The following table was depicted as a bar graph in the printed material.]

Mar 99                  3.5%
Jun 99                  2.5%
Sep 99                  5.7%
Dec 99                  8.3%
Mar 00                  4.8%
Jun 00                  5.2%
Sep 00                  2.2%
Dec 00                  1.0%
Mar 00                  1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

  [The following table was depicted as a line graph in the printed material.]


          Interest    Inflation
            Rates
Jun 99      5.0%        2.0%
Jul 99      5.0%        2.1%
Aug 99     5.25%        2.3%
Sep 99     5.25%        2.6%
Oct 99     5.25%        2.6%
Nov 99      5.5%        2.6%
Dec 99      5.5%        2.7%
Jan 00      5.5%        2.7%
Feb 00     5.75%        3.2%
Mar 00      6.0%        3.8%
Apr 00      6.0%        3.1%
May 00      6.5%        3.2%
Jun 00      6.5%        3.7%
Jul 00      6.5%        3.7%
Aug 00      6.5%        3.4%
Sep 00      6.5%        3.5%
Oct 00      6.5%        3.4%
Nov 00      6.5%        3.4%
Dec 00      6.5%        3.4%
Jan 01      5.5%        3.7%
Feb 01      5.5%        3.5%
Mar 01      5.0%        2.9%
Apr 01      4.5%        3.3%
May 01      4.0%        3.6%
Jun 01      3.75%       3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                      (3)

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                             A SHARES    B SHARES     C SHARES
--------------------------------------------------------------------------------
One-year total return based on NAV(1)         -26.15%     -26.70%     -26.72%
--------------------------------------------------------------------------------
One-year total return(2)                      -30.40%     -30.16%     -27.41%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)     3.46%       3.98%       4.69%
--------------------------------------------------------------------------------
Commencement date                             5/29/98     5/29/98     5/29/98
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                      (4)

GROWTH OF A $10,000 INVESTMENT
(MAY 29, 1998--JUNE 30, 2001)

  [The following table was depicted as a line chart in the printed material.]

                                         STANDARD & POOR'S 500 INDEX
                                    measures the performance of 500 widely
       EQUITY GROWTH FUND       held common stocks from 83 industrial groups.+

 5/98               $9,425              $10,000
 6/99              $11,822              $12,275
 6/00              $15,045              $13,165
 6/01              $11,110              $11,213

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE STANDARD & POOR'S 500 INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

+ FACTSET RESEARCH SYSTEMS INC.


                                      (5)

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)

1.  TYCO INTERNATIONAL                                               7.1%

    Manufactures electrical components, communication systems, medical supplies, and fire-detection systems.

2.  GENERAL ELECTRIC                                                 6.0%

   Produces appliances, lighting products, aircraft engines, and plastics.

3.  PFIZER                                                           4.8%

    Manufactures pharmaceuticals, including Viagra and Lipitor, and consumer products such as Certs, Listerine, and Visine.

4.  FREDDIE MAC (FORMERLY FEDERAL HOME LOAN MORTGAGE CORP.)          4.3%

    Works with lenders to provide federally mandated mortgages to families in the United States.

5.  MICROSOFT                                                        3.9%

    Develops and supports a range of software products.

6.  CITIGROUP                                                        3.8%

    Provides financial services to consumer and corporate customers around the world.

7.  UNITED TECHNOLOGIES                                              3.6%

    Manufactures building systems and aerospace products, including elevators, engines, and helicopters.

8.  AOL TIME WARNER                                                  3.3%

    Provides internet, cable television and other entertainment and media services worldwide.

9.  INTEL                                                            3.2%

    Designs, manufactures, and markets microcomputer components.

10. AMERICAN INTERNATIONAL GROUP (AIG)                               2.7%

    Provides insurance and other financial services worldwide.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

  [The following table was depicted as a line chart in the printed material.]

                                  June 30, 2001      June 30, 2000
Information Technology                24.2%               34.8%
Industrials                           19.6%               16.6%
Health Care                           18.2%               14.4%
Consumer Discretionary                12.2%               14.9%
Financials                            12.0%                7.0%

* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                      (6)

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2001. THE TEAM IS LED BY PHILIP W. FRIEDMAN, WILLIAM S. AUSLANDER AND PETER DANNENBAUM, PORTFOLIO MANAGERS, MORGAN STANLEY INVESTMENT MANAGEMENT INC. FRIEDMAN AND AUSLANDER HAVE MANAGED THE FUND SINCE 1998, WHILE DANNENBAUM HAS MANAGED THE FUND SINCE 2001. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q WHAT MARKET ENVIRONMENT DID THE FUND OPERATE IN DURING THE REPORTING PERIOD, AND HOW DID THE FUND PERFORM DURING THAT ENVIRONMENT?

A It was a difficult time to invest in growth stocks. Warnings from leading "new-economy" companies about possible shortfalls in earnings, and increasing concerns about the economic slowdown, led to broad market declines--despite a series of aggressive interest-rate cuts by the Federal Reserve Board. This backdrop was particularly unfavorable for technology, telecommunications and other growth stocks, but was advantageous for those stocks in more defensive areas such as finance, health care and energy.

      In this challenging environment, the fund returned -26.15 percent for the 12 months ended June 30, 2001. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF
5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      By comparison the fund's benchmark, the Standard & Poor's 500 Index, returned -14.82 percent during the same period. The fund's relative underperformance can be attributed to several factors:

o  Investors' preference for value stocks during the period
o A higher-than-average weighting in technology stocks, which performed relatively poorly
o A lower-than-average weighting in financial stocks, which performed relatively well

      THE S&P 500 INDEX IS AN UNMANAGED, BROAD-BASED INDEX THAT MEASURES THE PERFORMANCE OF WIDELY HELD STOCKS AND REFLECTS THE GENERAL PERFORMANCE OF THE STOCK MARKET. IT IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES


                                      (7)

IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q     IN LIGHT OF THIS ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

A We continued to rely on our investment process and in-depth fundamental research to select stocks for the fund. In all types of market conditions, we focus on three different types of growth stocks:

o  Classic growth stocks
o  Nontraditional, lesser-known growth stocks
o Growth stocks that have strong fundamentals but, in our opinion, have been priced according to investor misperceptions or unfounded fears

      We made no dramatic portfolio shifts during the period, however, we did make modest adjustments to the fund as market conditions warranted. For example, we actively managed our investments in technology stocks in response to that sector's fluctuations. Despite some difficulties, we stayed invested in technology because, as long-term investors, we believe technology will drive much of the market's long-term growth.

      We also continued to selectively add health care investments which we believe have promising long-term prospects--stocks such as Pfizer and American Home Products. We favored this sector during the year because we believed it would provide the potential for steady earnings during a falling market.

Q     WHAT STOCKS PERFORMED WELL FOR THE FUND DURING THE PERIOD?

A Fund results benefited from investments in a variety of consumer discretionary stocks with established brand names and a specific market niche. The fund enjoyed strong results from Tiffany & Co., the high-end luxury goods retailer. At the other end of the spectrum, the fund's success with discount bulk retailers Costco and BJ's Wholesale Club typified consumers' response to a slowing economy.

      AOL Time Warner, a large holding for the fund during the reporting period, also contributed positively to the fund's performance. The long-awaited merger between America Online and Time Warner closed in early 2001, and the market reacted encouragingly to the news. We see AOL Time Warner as a unique combination of traditional and new media assets--a company less dependent on advertising revenues than its competitors. We think the company is well positioned to weather the economic slowdown, thanks to its large base of subscription revenues from both the AOL service and Time Warner's extensive magazine properties.

      The fund's overall results were also helped by a handful of industrial conglomerates that have been longtime fund holdings. These included United Technologies and Tyco International. These long-term investments, especially in Tyco's case, have provided a mix of stable and cyclical growth--and have also helped the fund remain diversified. Tyco operates multiple business units, including those in telecommunications


                                      (8)
equipment, health care products and fire and security. The company--the fund's largest holding as of the period's end--continued to generate strong cash flow and consistent earnings. In May, Tyco announced the acquisition of C.R. Bard, a move we view favorably because we think it may help improve Tyco's health care product lineup.

      KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE TURN TO PAGE 6.

Q     WHICH INVESTMENTS TURNED IN DISAPPOINTING RESULTS?

A As we mentioned, technology and telecommunications stocks were among the market's hardest-hit sectors. Many of the stocks that most depressed fund results were in these areas.

      The fund's worst-performing technology stock during the year was Cisco Systems, the dominant Internet networking firm. Cisco seemed to be caught unprepared for the swiftness and severity of the economic slowdown--leaving the company with excess inventory to write off. Though the company's stock has had its recent difficulties, we remain great believers in Cisco's future prospects. In our opinion, the company is stable and mature with an excellent balance sheet and management team. We think Cisco will weather the current storm and continue to experience strong long-term growth--though perhaps at a slower pace than in previous years.

      Leading computer-chip maker Intel also hurt performance. The company fell victim to the dramatic slowdown in personal computer sales, which had peaked during the fourth quarter of 2000. Though Intel stock has risen modestly off its lows, continued weak PC demand has delayed the company's recovery.

      Oversupply, overbuilding and excess inventories dampened stock prices in the telecommunications industry--the weakest element of the technology sector during the last 12 months. Nortel and JDS Uniphase are telecommunications equipment manufacturers that were negatively affected by this environment.

      Outside technology, a handful of media stocks were disappointments, as investors expressed concern that advertising revenues would slow in a faltering economy. Accordingly, industry heavyweights AT&T Corp. Liberty Media, Viacom and Clear Channel Communications each suffered.

Q     IN YOUR VIEW, WHAT LIES AHEAD FOR THE FUND?

A We're cautiously optimistic the necessary preconditions for an economic recovery are in place--such as aggressive Fed rate cuts and declining oil prices. We also expect the tax rebates, scheduled to begin mailing later this summer, will be a positive factor.

      While we will continue to monitor the economic situation and make any necessary adjustments to the portfolio, we will also focus on individual companies with strong fundamentals. We plan to continue selecting a mix of stable and cyclical growth companies that we believe can benefit from recovery. While we anticipate there may be more difficult stretches along the way, we will keep our


                                      (9)
eyes on the road ahead, seeking to generate long-term performance for fund shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

      To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (10)

GLOSSARY TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

NEW ECONOMY: Refers to companies among the electronic and high-tech sectors such as the Internet, telecommunications, biochemicals, and semiconductors.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.


                                      (11)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                               MARKET
DESCRIPTION                                       SHARES        VALUE
COMMON STOCKS 97.3%
CONSUMER DISCRETIONARY 12.2%
HOTELS RESTAURANTS & LEISURE 0.3%
Starwood Hotels & Resorts Worldwide, Inc.          7,000     $   260,960
                                                             -----------

MEDIA 6.7%
AOL Time Warner, Inc. (a) ................        59,700       3,164,100
AT&T Corp. Liberty Media Group 'A' (a)....       105,900       1,852,191
Clear Channel Communications, Inc. (a)....         6,300         395,010
Comcast Corp. 'A' (Special) (a)  .........        22,300         967,820
                                                             -----------
                                                               6,379,121
                                                             -----------
MULTILINE RETAIL 3.0%
BJ's Wholesale Club, Inc. (a) ............         8,000         426,080
Costco Wholesale Corp. (a) ...............        15,200         624,416
Dollar Tree Stores, Inc. (a) .............        14,400         400,896
Wal-Mart Stores, Inc. ....................        28,000       1,366,400
                                                             -----------
                                                               2,817,792
                                                             -----------
SPECIALTY RETAIL 2.2%
Home Depot, Inc. .........................        25,800       1,200,990
Limited, Inc. (The)  .....................        22,100         365,092
Tiffany & Co. ............................        16,100         583,142
                                                             -----------
                                                               2,149,224
                                                             -----------
TOTAL CONSUMER DISCRETIONARY .............                    11,607,097
                                                             -----------
CONSUMER STAPLES 7.4%
BEVERAGES 3.0%
Anheuser-Busch Cos., Inc. ................        27,300       1,124,760
Coca-Cola Co. ............................         5,000         225,000
PepsiCo, Inc. ............................        35,200       1,555,840
                                                             -----------
                                                               2,905,600
                                                             -----------
FOOD & DRUG RETAILING 0.7%
Safeway, Inc. (a) ........................        13,900         667,200
                                                             -----------
FOOD PRODUCTS 1.4%
Kraft Foods, Inc. (a)  ...................        29,100         902,100
Quaker Oats Co. ..........................         4,500         410,625
                                                             -----------
                                                               1,312,725
                                                             -----------


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                MARKET
DESCRIPTION                                      SHARES          VALUE
HOUSEHOLD PRODUCTS 1.2%
Colgate Palmolive Co. .....................       12,100     $   713,779
Procter & Gamble Co. ......................        7,500         478,500
                                                             -----------
                                                               1,192,279
                                                             -----------
TOBACCO 1.1%
Philip Morris Cos., Inc. ..................       20,100       1,020,075
                                                             -----------
TOTAL CONSUMER STAPLES ....................                    7,097,879
                                                             -----------
FINANCIALS 12.0%
BANKS 0.7%
Fifth Third Bancorp .......................       10,500         630,525
                                                             -----------
DIVERSIFIED FINANCIALS 8.6%
Citigroup, Inc. ...........................       68,233       3,605,432
Freddie Mac ...............................       58,100       4,067,000
Goldman Sachs Group, Inc. .................        6,600         566,280
                                                             -----------
                                                               8,238,712
                                                             -----------
INSURANCE 2.7%
American International Group, Inc. ........       29,400       2,528,400
                                                             -----------
TOTAL FINANCIALS ..........................                   11,397,637
                                                             -----------
HEALTH CARE 18.2%
BIOTECHNOLOGY 1.4%
Amgen, Inc. (a) ...........................       11,050         670,514
CuraGen Corp. (a) .........................        3,500         127,400
Invitrogen Corp. (a) ......................        5,000         359,000
Tularik, Inc. (a) .........................        7,000         180,810
                                                             -----------
                                                               1,337,724
                                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES 1.1%
Applera Corp.- Applied Biosystems Group ...        9,000         240,750
Medtronic, Inc. ...........................       17,600         809,776
                                                             -----------
                                                               1,050,526
                                                             -----------

HEALTH CARE PROVIDERS & SERVICES 1.5%
HCA - The Healthcare Corp. ................       17,600         795,344
Laboratory Corp. of America Holdings (a) ..        8,200         630,580
                                                             -----------
                                                               1,425,924
                                                             -----------
PHARMACEUTICALS 14.2%
Abbott Laboratories .......................       10,000         480,100
American Home Products Corp. ..............       41,100       2,401,884
Bristol-Myers Squibb Co. ..................       26,600       1,391,180
Eli Lilly & Co. ...........................        8,600         636,400
Gilead Sciences, Inc. (a) .................        7,500         436,425
Johnson & Johnson .........................       19,000         950,000


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS

JUNE 30, 2001

                                                               MARKET
DESCRIPTION                                      SHARES         VALUE
PHARMACEUTICALS (CONTINUED)
Merck & Co., Inc. ......................          18,200     $ 1,163,162
Pfizer, Inc. ...........................         114,950       4,603,747
Pharmacia Corp. ........................          26,218       1,204,717
Schering-Plough Corp. ..................           6,300         228,312
                                                             -----------
                                                              13,495,927
                                                             -----------
TOTAL HEALTH CARE ......................                      17,310,101
                                                             -----------
INDUSTRIALS 19.6%
AEROSPACE & DEFENSE 6.1%
General Dynamics Corp. .................          30,200       2,349,862
United Technologies Corp. ..............          47,400       3,472,524
                                                             -----------
                                                               5,822,386
                                                             -----------
COMMERCIAL SERVICES & SUPPLIES 0.4%
Concord EFS, Inc. (a) ..................           2,800         145,628
First Data Corp. .......................           3,300         212,025
                                                             -----------
                                                                 357,653
                                                             -----------
INDUSTRIAL CONGLOMERATES 13.1%
General Electric Co. ...................         117,700       5,737,875
Tyco International Ltd. ................         124,700       6,796,150
                                                             -----------
                                                              12,534,025
                                                             -----------
TOTAL INDUSTRIALS ......................                      18,714,064
                                                             -----------
INFORMATION TECHNOLOGY 24.2%
COMMUNICATIONS EQUIPMENT 4.9%
American Tower Corp. 'A' (a) ...........          48,500       1,002,495
Brocade Communications Systems, Inc. (a)           5,500         241,945
Cisco Systems, Inc. (a) ................          95,700       1,741,740
Crown Castle International Corp. (a) ...          36,400         596,960
JDS Uniphase Corp. (a) .................          16,700         208,750
Lucent Technologies, Inc. ..............          26,700         165,540
McDATA Corp. 'A' (a) ...................           7,813         137,118
Nokia Oyj ADR ..........................          13,000         286,520
QUALCOMM, Inc. (a) .....................           5,500         321,640
                                                             -----------
                                                               4,702,708
                                                             -----------
COMPUTERS & PERIPHERALS 5.0%
Compaq Computer Corp. ..................          27,600         427,524
Dell Computer Corp. (a) ................           6,500         169,975
EMC Corp. (a) ..........................          32,600         947,030
International Business Machines Corp. ..          21,700       2,452,100
Seagate Technology, Inc. (a) ...........          15,200              -0-
StorageNetworks, Inc. (a) ..............           9,800         166,502
Sun Microsystems, Inc. (a) .............          35,100         551,772
                                                             -----------
                                                               4,714,903
                                                             -----------


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              MARKET
DESCRIPTION                                      SHARES        VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Jabil Circuit, Inc. (a) ...................        9,900     $  305,514
Sanmina Corp. (a)  ........................        8,500        198,985
                                                             ----------
                                                                504,499
                                                             ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 6.2%
Altera Corp. (a)  .........................        9,300        269,700
Applied Materials, Inc. (a) ...............        9,000        441,900
Intel Corp. ...............................      103,400      3,024,450
Maxim Integrated Products, Inc. (a) .......        3,600        159,156
Micron Technology, Inc. (a)  ..............        4,800        197,280
QLogic Corp. (a)  .........................        6,000        386,700
Texas Instruments, Inc. ...................       35,800      1,127,700
Xilinx, Inc. (a) ..........................        6,800        280,432
                                                             ----------
                                                              5,887,318
                                                             ----------
SOFTWARE 7.6%
Intuit, Inc. (a)  .........................       15,800        631,842
Mercury Interactive Corp. (a) .............        7,200        431,280
Microsoft Corp. (a) .......................       51,300      3,744,900
Oracle Corp. (a) ..........................       63,700      1,210,300
Siebel Systems, Inc. (a)  .................        6,000        281,400
VERITAS Software Corp. (a) ................       13,586        903,877
                                                             ----------
                                                              7,203,599
                                                             ----------
TOTAL INFORMATION TECHNOLOGY ..............                  23,013,027
                                                             ----------
TELECOMMUNICATION SERVICES 3.5%
DIVERSIFIED TELECOMMUNICATION SERVICES 3.5%
Qwest Communications International, Inc. ..       18,100        576,847
SBC Communications, Inc. ..................       20,200        809,212
Verizon Communications, Inc. ..............       25,934      1,387,469
WorldCom, Inc. (a) ........................       40,700        577,940
                                                             ----------
                                                              3,351,468
                                                             ----------
UTILITIES 0.2%
ELECTRIC UTILITIES 0.2%
Calpine Corp. (a) .........................        5,300        200,340
                                                             ----------
TOTAL LONG-TERM INVESTMENTS 97.3%
(Cost $88,770,159) ........................                  92,691,613
                                                             ----------


SEE NOTES TO FINANCIAL STATEMENTS     (15)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001


                                                  PAR          MARKET
DESCRIPTION                                      VALUE          VALUE
SHORT-TERM INVESTMENT 2.7%
REPURCHASE AGREEMENT 2.7%
J.P. Morgan Securities Inc. 3.55%,
dated 6/29/01, due 7/2/01, to be
repurchased at $2,569,760, collateralized
by U.S. Treasury Inflation Notes 3.625%,
due 1/15/08, valued at $2,623,326
  (Cost $2,569,000)                            $2,569,000    $ 2,569,000
                                                             -----------

TOTAL INVESTMENTS 100.0%
  (Cost $91,339,159)                                          95,260,613

LIABILITIES IN EXCESS OF OTHER ASSETS 0.0%                       (15,353)
                                                             -----------

NET ASSETS 100%                                              $95,245,260
                                                             ===========

(A) NON-INCOME PRODUCING SECURITY

ADR AMERICAN DEPOSITARY RECEIPT


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments at Value (Cost $91,339,159) ...............................    $ 95,260,613
Receivable for:
  Investments Sold ....................................................       1,991,369
  Fund Shares Sold ....................................................         196,497
  Dividends ...........................................................          21,490
  Interest ............................................................             528
  Deferred Organizational Costs .......................................           2,256
  Other ...............................................................          21,991
                                                                           ------------
    Total Assets ......................................................      97,494,744
                                                                           ------------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................       1,995,298
  Distribution (12b-1) and Service Fees ...............................          78,214
  Fund Shares Redeemed ................................................          45,087
  Directors' Fees and Expenses ........................................          24,882
  Professional Fees ...................................................          21,429
  Administrative Fees .................................................          20,923
  Investment Advisory Fees ............................................          19,780
  Shareholder Reporting Expenses ......................................          18,757
  Bank Overdraft ......................................................          12,328
  Transfer Agent Fees .................................................           8,706
  Custody Fees ........................................................           4,080
                                                                           ------------
  Total Liabilities ...................................................       2,249,484
                                                                           ------------
NET ASSETS ............................................................    $ 95,245,260
                                                                           ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)    $      8,980
Paid in Capital in Excess of Par ......................................     109,555,447
Net Unrealized Appreciation on Investments ............................       3,921,454
Accumulated Net Investment Loss .......................................         (24,225)
Accumulated Distributions in Excess of Net Realized Gain ..............     (18,216,396)
                                                                           ------------
NET ASSETS ............................................................    $ 95,245,260
                                                                           ============
Class A Shares:
  Net Asset Value and Redemption Price Per Share (Based on Net Assets
  of $38,251,475 and 3,555,191 Shares Outstanding) ....................    $      10.76
                                                                           ============
  Maximum Sales Charge ................................................            5.75%
  Maximum Offering Price Per Share (Net Asset Value
  Per Share x 100/(100% - maximum sales charge)) ......................    $      11.42
                                                                           ============
Class B Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets
  of $43,411,321 and 4,131,132 Shares Outstanding)* ...................    $      10.51
                                                                           ============
Class C Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets
  of $13,582,464 and 1,293,339 Shares Outstanding)* ...................    $      10.50
                                                                           ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS     (17)

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................    $    679,852
Interest ..............................................................         156,186
                                                                           ------------
    Total Income ......................................................         836,038
                                                                           ------------
EXPENSES:
Investment Advisory Fees ..............................................         836,105
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $102,306, $485,480 and $156,626, respectively) ...................         744,412
Administrative Fees ...................................................         265,697
Shareholder Reports ...................................................          61,322
Transfer Agent Fees ...................................................          50,967
Custody Fees ..........................................................          45,667
Professional Fees .....................................................          45,606
Filing and Registration Fees ..........................................          43,641
Directors' Fees and Expenses ..........................................           8,579
Amortization of Organizational Costs ..................................           1,183
Other .................................................................           5,371
                                                                           ------------
    Total Expenses ....................................................       2,108,550
                                                                           ------------
    Less Expense Reductions ...........................................         (82,131)
                                                                           ------------
    Net Expenses ......................................................       2,026,419
                                                                           ------------
NET INVESTMENT LOSS ...................................................    $ (1,190,381)
                                                                           ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................    $(17,794,397)
                                                                           ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................      18,121,023
  End of the Period:
  Investments .........................................................       3,921,454
                                                                           ------------
Net Unrealized Depreciation During the Period .........................     (14,199,569)
                                                                           ------------
NET REALIZED AND UNREALIZED LOSS ......................................    $(31,993,966)
                                                                           ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................    $(33,184,347)
                                                                           ============


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                           YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2001     JUNE 30, 2000
                                                         -------------     -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...................................   $ (1,190,381)   $    (907,071)
Net Realized Gain/Loss ................................    (17,794,397)       8,312,381
Net Unrealized Appreciation/Depreciation
  During the Period .....................................  (14,199,569)       8,946,358
                                                          ------------    -------------
Net Increase/Decrease in Net Assets
  Resulting from Operations .............................  (33,184,347)      16,351,668
                                                          ------------    -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ...............................................             -0-        (773,283)
Class B ...............................................             -0-      (1,057,330)
Class C ...............................................             -0-        (336,667)
In Excess of Net Realized Gain:
Class A ...............................................     (2,278,553)              -0-
Class B ...............................................     (2,681,721)              -0-
Class C ...............................................       (890,951)              -0-
                                                          ------------    -------------
Net Decrease in Net Assets Resulting from Distributions     (5,851,225)      (2,167,280)
                                                          ------------    -------------
CAPITAL SHARES TRANSACTIONS:
Subscribed ............................................     43,953,193       61,360,897
Distributions Reinvested ..............................      5,275,039        1,959,132
Redeemed ..............................................    (22,983,623)     (18,066,080)
                                                          ------------    -------------
Net Increase in Net Assets Resulting
  from Capital Share Transactions .....................     26,244,609       45,253,949
                                                          ------------    -------------
Total Increase/Decrease in Net Assets .................    (12,790,963)      59,438,337
NET ASSETS--Beginning of Period .......................    108,036,223       48,597,886
                                                          ------------    -------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(24,225)
  and $(23,846), respectively) ........................   $ 95,245,260    $ 108,036,223
                                                          =============   ==============


SEE NOTES TO FINANCIAL STATEMENTS     (19)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                  YEAR ENDED JUNE 30,
                                         --------------------------------
                                                                              MAY 29, 1998*
CLASS A SHARES                              2001#       2000#      1999#    TO JUNE 30, 1998
                                         --------------------------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD .   $  15.42     $ 12.54     $ 10.29       $10.00
                                         --------     -------     -------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ................      (0.09)      (0.11)      (0.06)          -0-
  Net Realized and Unrealized
    Gain/Loss ........................      (3.85)       3.47        2.31         0.29
                                         --------     -------     -------       ------
Total From Investment Operations .....      (3.94)       3.36        2.25         0.29
                                         --------     -------     -------       ------
DISTRIBUTIONS
  Net Realized Gain ..................         -0-      (0.48)         -0-+         -0-
  In Excess of Net Realized Gain .....      (0.72)         -0-         -0-          -0-
                                         --------     -------     -------       ------
Total Distributions ..................      (0.72)      (0.48)         -0-+         -0-
                                         --------     -------     -------       ------
NET ASSET VALUE, END OF PERIOD .......   $  10.76     $ 15.42     $ 12.54       $10.29
                                         ========     =======     =======       ======
Total Return (1) .....................     -26.15%      27.26%      21.90%        2.90%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $ 38,252     $41,625     $17,185       $2,057
Ratio of Expenses to Average
  Net Assets .........................       1.50%       1.50%       1.50%        1.50%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............      (0.68)%     (0.77)%     (0.57)%       0.51%
Portfolio Turnover Rate ..............         71%         73%        126%          19%**
-----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Loss ..................   $   0.01     $  0.03     $  0.05       $ 0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....       1.58%       1.69%       1.98%        4.06%
  Net Investment Income/Loss to
    Average Net Assets ...............      (0.76)%     (0.96)%     (1.05)%      (2.05)%
-----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                 YEAR ENDED JUNE 30,
                                         --------------------------------       MAY 29, 1998*
CLASS B SHARES                              2001#       2000#      1999#       TO JUNE 30, 1998
                                         --------------------------------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD .   $  15.19     $ 12.45     $ 10.28       $10.00
                                         --------     -------     -------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ................      (0.18)      (0.21)      (0.14)          -0-
  Net Realized and Unrealized
    Gain/Loss ........................      (3.78)       3.43        2.31         0.28
                                         --------     -------     -------       ------
Total From Investment Operations .....      (3.96)       3.22        2.17         0.28
                                         --------     -------     -------       ------
DISTRIBUTIONS
  Net Realized Gain ..................         -0-      (0.48)         -0-+         -0-
  In Excess of Net Realized Gain .....      (0.72)         -0-         -0-          -0-
                                         --------     -------     -------       ------
Total Distributions ..................      (0.72)      (0.48)         -0-+         -0-
                                         --------     -------     -------       ------
NET ASSET VALUE, END OF PERIOD .......   $  10.51     $ 15.19     $ 12.45       $10.28
                                         ========     =======     =======       ======
Total Return (1) .....................     -26.70%      26.32%      21.14%        2.80%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $ 43,411     $49,214     $23,978       $1,543
Ratio of Expenses to Average
  Net Assets .........................       2.25%       2.25%       2.25%        2.25%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............      (1.43)%     (1.52)%     (1.34)%      (0.25)%
Portfolio Turnover Rate ..............         71%         73%        126%          19%**
-----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Loss ..................   $   0.01     $  0.03     $  0.05       $ 0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....       2.33%       2.44%       2.72%        4.81%
  Net Investment Income/Loss to
    Average Net Assets ...............      (1.51)%     (1.71)%     (1.81)%      (2.81)%
-----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     (21)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                 YEAR ENDED JUNE 30,
                                         --------------------------------       MAY 29, 1998*
CLASS C SHARES                              2001#       2000#      1999#       TO JUNE 30, 1998
                                         --------------------------------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD .   $  15.18     $ 12.44     $ 10.28       $10.00
                                         --------     -------     -------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ................      (0.18)      (0.21)      (0.14)          -0-
  Net Realized and Unrealized
   Gain/Loss .........................      (3.78)       3.43        2.30         0.28
                                         --------     -------     -------       ------
Total From Investment Operations .....      (3.96)       3.22        2.16         0.28
                                         --------     -------     -------       ------
DISTRIBUTIONS
  Net Realized Gain ..................         -0-      (0.48)         -0-+         -0-
  In Excess of Net Realized Gain .....      (0.72)         -0-         -0-          -0-
                                         --------     -------     -------       ------
Total Distributions ..................      (0.72)      (0.48)         -0-+         -0-
                                         --------     -------     -------       ------
NET ASSET VALUE, END OF PERIOD .......   $  10.50     $ 15.18     $ 12.44       $10.28
                                         ========     =======     =======       ======
Total Return (1) .....................     -26.72%      26.34%      21.04%        2.80%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $ 13,582     $17,197     $ 7,435       $1,543
Ratio of Expenses to Average
  Net Assets .........................       2.25%       2.25%       2.25%        2.25%
Ratio of Net Investment Loss to
  Average Net Assets .................      (1.43)%     (1.52)%     (1.32)%      (0.25)%
Portfolio Turnover Rate ..............         71%         73%        126%          19%**
-----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Loss ..................   $   0.01     $  0.03     $  0.05       $ 0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....       2.33%       2.44%       2.75%        4.81%
  Net Investment Income/Loss to
    Average Net Assets ...............      (1.51)%     (1.71)%    (1.81)%       (2.81)%
-----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                      (22)     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market


                                      (23)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending May 27, 2003 beginning with the Fund's commencement of operations.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $3,408,255, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $95,293,551, the aggregate gross unrealized appreciation is $8,661,381 and the aggregate gross unrealized depreciation is $8,694,319, resulting in net unrealized depreciation on long- and short-term investments of $32,938.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.


                                      (24)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $1,188,819 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to expenses which are not deductible for tax purposes totaling $1,183 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to a return of capital totaling $729 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net realized gain.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser")(a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as follows:

AVERAGE DAILY NET ASSETS                         % PER ANNUM
First $500 million ............................     0.80%
Next $500 million .............................     0.75%
Over $1 billion ...............................     0.70%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                              CLASS B
                            CLASS A          AND CLASS C
                         MAX. OPERATING    MAX. OPERATING
                         EXPENSE RATIO       EXPENSE RATIO
                              1.50%             2.25%

      For the period ended June 30, 2001, the Adviser voluntarily waived $82,131 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $2,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period


                                      (25)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

ended June 30, 2001, the Fund recognized expenses of $20,200, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $51,000. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $21,991 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $1,300 as brokerage commissions with Morgan Stanley DW Inc, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS

      The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a


                                      (26)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                     CHARGE ON ASSETS SUBJECT TO
                                                             SALES CHARGE
YEAR OF REDEMPTION ...............................      CLASS B        CLASS C
First ............................................       5.00%          1.00%
Second ...........................................       4.00%          None
Third ............................................       3.00%          None
Fourth ...........................................       2.50%          None
Fifth ............................................       1.50%          None
Thereafter .......................................       None           None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $161,900 and CDSC on redeemed shares of Classes B and C of approximately $63,600. Sales charges do not represent expenses of the Fund.


                                      (27)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                       YEAR ENDED     YEAR ENDED
                                                     JUNE 30, 2001   JUNE 30, 2000
                                                     -------------   -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
    Subscribed ...................................     1,455,465        1,789,258
    Distributions Reinvested .....................       173,724           52,968
    Redeemed .....................................      (773,622)        (512,671)
                                                    ------------     ------------
  Net Increase in Class A Shares Outstanding .....       855,567        1,329,555
                                                    ============     ============
  Dollars:
    Subscribed ...................................  $ 19,107,854     $ 25,853,358
    Distributions Reinvested .....................     2,155,917          724,074
    Redeemed .....................................    (9,646,058)      (7,382,190)
                                                    ------------     ------------
  Net Increase ...................................  $ 11,617,713     $ 19,195,242
                                                    ============     ============
  Ending Paid in Capital .........................  $ 44,621,767+    $ 33,016,419+
                                                    ============     ============
CLASS B:
  Shares:
    Subscribed ...................................     1,605,890        1,879,249
    Distributions Reinvested .....................       191,835           70,232
    Redeemed .....................................      (906,514)        (635,631)
                                                    ------------     ------------
    Net Increase in Class B Shares Outstanding ...       891,211        1,313,850
                                                    ============     ============
Dollars:
    Subscribed ...................................  $ 20,706,443     $ 26,489,423
    Distributions Reinvested .....................     2,340,359          949,535
    Redeemed .....................................   (10,701,028)      (8,938,128)
                                                    ------------     ------------
 Net Increase ....................................  $ 12,345,774     $ 18,500,830
                                                    ============     ============
  Ending Paid in Capital .........................  $ 50,319,223+    $ 37,988,069+
                                                    ============     ============
CLASS C:
  Shares:
    Subscribed ...................................       312,329          640,134
    Distributions Reinvested .....................        64,043           21,372
    Redeemed .....................................      (216,136)        (125,973)
                                                    ------------     ------------
  Net Increase in Class C Shares Outstanding .....       160,236          535,533
                                                    ============     ============
  Dollars:
    Subscribed ...................................  $  4,138,896     $  9,018,116
    Distributions Reinvested .....................       778,763          285,523
    Redeemed .....................................    (2,636,537)      (1,745,762)
                                                    ------------     ------------
    Net Increase .................................  $  2,281,122     $  7,557,877
                                                    ============     ============
  Ending Paid in Capital .........................  $ 15,814,168+    $ 13,538,155+
                                                    ============     ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.


                                      (28)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

      For the period ended June 30, 2001, the Fund made purchases of $92,670,306 and sales of $72,690,454 investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

      With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $434,700 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $34,300.


                                      (29)

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Equity Growth Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (30)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME

   ComstockEquity Income
   Growth and Income Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION

   Reserve
   Tax Free Money

SENIOR LOAN

   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High
   Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o visit our Web site at www.vankampen.com -- to view a prospectus, select
      DOWNLOAD PROSPECTUS

                                                    [ILLUSTRATION OF COMPUTER]

o     call us at (800) 341-2911
      Telecommunications Device for the Deaf (TDD) users, call (800)421-2833.
                                                        [ILLUSTRATION OF PHONE]

o     e-mail us by visiting www.vankampen.com and selecting CONTACT US
                                                    [ILLUSTRATION OF ENVELOPES]

 * Closed to new investors
** Open to new investors for a limited time


                                      (31)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY GROWTH FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund its taxable year ended June 30, 2001. The Fund designated and paid $3,464,757 as a long-term capital gain distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year. For corporate shareholders 12% of the ordinary dividends qualify for the dividends received deduction.**
--------------------------------------------------------------------------------

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**    THIS INFORMATION IS UNAUDITED.


                                      (32)

VAN KAMPEN
Privacy Notice

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                        VAN KAMPEN
                                        INVESTMENTS
                                        GENERATIONS OF EXPERIENCE(SM)

                   Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.
                   468, 568, 668                                 3637H01-AP-8/01
                   EQG ANR 8/01

                                         VAN KAMPEN
                                         EUROPEAN EQUITY FUND
                                         ANNUAL REPORT

                                         JUNE 30, 2001

                               [PHOTO OF BOY TOSSING BALL]

                                         Privacy Notice information on the back.

                                                        VAN KAMPEN
                                                        INVESTMENTS

                                               GENERATIONS OF EXPERIENCE(SM)

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    11

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    17
               NOTES TO FINANCIAL STATEMENTS    23
              REPORT OF INDEPENDENT AUDITORS    31

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    32
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    33

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

           THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS
                           FOR THE FUND BEING OFFERED.

--------------------------------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
--------------------------------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

                                      (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                      (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

   [The following table was depicted as a bar graph in the printed material.]

Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.2%
Sep 00                   2.2%
Dec 00                   1.0%
Mar 01                   1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

   [The following table was depicted as a line chart in the printed material.]

             Interest
               Rates   Inflation
Jun 99          5.0%      2.0%
Jul 99          5.0%      2.1%
Aug 99         5.25%      2.3%
Sep 99         5.25%      2.6%
Oct 99         5.25%      2.6%
Nov 99          5.5%      2.6%
Dec 99          5.5%      2.7%
Jan 00          5.5%      2.7%
Feb 00         5.75%      3.2%
Mar 00          6.0%      3.8%
Apr 00          6.0%      3.1%
May 00          6.5%      3.2%
Jun 00          6.5%      3.7%
Jul 00          6.5%      3.7%
Aug 00          6.5%      3.4%
Sep 00          6.5%      3.5%
Oct 00          6.5%      3.4%
Nov 00          6.5%      3.4%
Dec 00          6.5%      3.4%
Jan 01          5.5%      3.7%
Feb 01          5.5%      3.5%
Mar 01          5.0%      2.9%
Apr 01          4.5%      3.3%
May 01          4.0%      3.6%
Jun 01         3.75%      3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                      (3)

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                                 A SHARES     B SHARES    C SHARES
----------------------------------------------------------------------------------
One-year total return based on NAV(1)              -8.14%       -8.67%      -8.79%
----------------------------------------------------------------------------------
One-year total return(2)                          -13.43%      -13.12%      -9.68%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         1.63%        2.17%       3.03%
----------------------------------------------------------------------------------
Commencement date                                 9/25/98      9/25/98     9/25/98
----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                      (4)

GROWTH OF A $10,000 INVESTMENT
(SEPTEMBER 25, 1998--JUNE 30, 2001)

   [The following table was depicted as a line chart in the printed material.]

                                                          MSCI EUROPE INDEX
                                                measures the performance of securities
                                                   with reinvested dividends on the
                EUROPEAN EQUITY FUND              exchanges of European countries.+
9/98                   $9,425                                  $10,000
6/99                  $10,062                                  $11,415
6/00                  $11,385                                  $13,139
6/01                  $10,458                                  $10,283

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI EUROPE INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ FACTSET RESEARCH SYSTEMS INC.


                                      (5)

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)

1.   AVENTIS                                                                3.7%
     Develops chemicals, pharmaceuticals, and other products.

2.   NESTLE                                                                 3.2%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.

3.   SHELL TRANSPORT & TRADING                                              3.1%
     Explores for and produces oil and natural gas and manufactures chemicals.

4.   VODAFONE GROUP                                                         2.6%
     Operates wireless communications networks in the United Kingdom and the United States.

5.   GLAXOSMITHKLINE                                                        2.4%
     Develops and markets pharmaceuticals and consumer products worldwide.

6.   CADBURY SCHWEPPES                                                      2.3%
     Manufactures candy and soft drinks, including such brands
     as 7 UP, Canada Dry, Cadbury, and York.

7.   ALLIED DOMECQ                                                          2.2%
     Distills spirits and wines, including Kahlua liqueur, and
     operates retail food chains including Dunkin' Donuts.

8.   TOTALFINAELF                                                           2.2%
     Explores for and produces oil and natural gas worldwide.

9.   ING GROEP                                                              1.8%
     Provides banking, insurance, and asset management services worldwide.

10.  DEUTSCHE POST                                                          1.7%
     Provides mail delivery and financial services in Germany.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                            June 30, 2001           June 30, 2000
United Kingdom                  37.2%                   40.2%
France                          11.4%                   14.9%
Switzerland                     10.1%                    9.9%
Germany                          8.4%                    7.8%
Netherlands                      6.7%                    7.5%

* SUBJECT TO CHANGE DAILY.


                                      (6)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EUROPEAN EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2001. THE TEAM IS LED BY MARGARET NAYLOR, WHO HAS MANAGED THE FUND SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1984. SHE IS JOINED BY PORTFOLIO MANAGERS NATHALIE DEGANS AND WILLEM VINKE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q     WHAT MARKET CONDITIONS DID THE FUND FACE DURING THE LAST 12 MONTHS?

A A handful of factors combined to make the reporting period a challenging one for investors in Europe. Early in the period, many observers believed Europe would remain relatively immune to a U.S. economic slowdown. However, as the reporting period progressed, it was clear this view was overly optimistic. Deteriorating economic news, weak corporate earnings and declining company valuations all drove European markets lower. And the European Central Bank, which focused on inflation rather than interest-rate reductions and the euro's continued depreciation, also contributed to the disappointing stock performances.

      Throughout the reporting period, many of the weakest-performing securities could be found in the technology, media and telecommunications (TMT) sectors. Poor TMT performance--a worldwide phenomenon--was triggered by earnings shortfalls and severe inventory excesses. Leading U.S. companies such as Cisco and Nortel were among several high-profile companies to falter. In Europe, TMT stocks had their own difficulties. Telecom companies participated in bidding wars for spectrum allocations--or access to a limited number of cells--and unraveled their balance sheets in the process. These factors, coupled with extremely high valuations, led investors to flee TMT stocks. Many investors turned to securities offering the potential for more predictable earnings, such as those in consumer staples and other defensive areas of the market. But, as the reporting period progressed, corporate valuations began returning to what we believed were more reasonable levels.

Q     HOW DID THE FUND PERFORM IN THIS CHALLENGING ENVIRONMENT?

A The fund returned -8.14 percent during the 12 months ended June 30, 2001. This compared favorably to the performance of its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, which returned -22.05 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES


                                      (7)

NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH
WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      THE MSCI EUROPE INDEX MEASURES THE PERFORMANCE OF SECURITIES WITH REINVESTED DIVIDENDS ON THE EXCHANGES OF EUROPEAN COUNTRIES. THIS INDEX IS A STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q     WHY DID THE FUND OUTPERFORM ITS BENCHMARK, THE MSCI EUROPE INDEX?

A Our value-based investment style helped the fund preserve capital better than the index when markets were declining.

      The fund benefited from its relatively small weighting in technology stocks and its relatively large weighting in consumer staples--consumer-branded goods in industries such as food, tobacco, spirits, beverages, household products and food retailing. Some of the fund's successful holdings included:

o Allied Domecq, a U.K. beverage and restaurant business that owns such well-known brands as Dunkin' Donuts, Baskin Robbins, Beefeaters and Kahlua

o Reckitt Benckiser, a manufacturer of household-products such as Finish dishwasher detergent and Lysol disinfectant

o     Cadbury Schweppes, the well-known beverage and confectionery manufacturer

o     Nestle, a leading producer of food products

o     Aventis, a dominant pharmaceutical company

      KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED AS FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q     HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

A Our overall investment strategy has remained the same since the fund's inception: we use a bottom-up stock picking approach to identify what we believe are good companies trading below their fair value. And, because we strive to find the best value, we analyze each company against its competitors. This approach allows us to better understand a company's true competitive position.

      Facing an uncertain worldwide economic environment throughout most of the reporting period, we managed the fund defensively--we tried to avoid excessive exposure to companies highly sensitive to economic fluctuations. To accomplish this goal we:

o Invested in companies with established brand names and strong cash flows--and whose customers were continuing to purchase their products despite the economic slowdown.


                                      (8)

o Avoided excessive exposure to technology stocks. We believe this sector has moved from a pure growth story to one that is much more cyclical in nature.

o De-emphasized financial stocks. We were concerned that companies in this sector would encounter difficulties if large customers defaulted on loans. The financial investments we did make were generally in regional retail banks--which we believe often have less exposure to credit risks and less revenue tied to the performance of capital markets than larger financial institutions.

Q     WHICH STOCKS WERE DISAPPOINTMENTS?

A One of the fund's weakest performers during the period was Vodafone, the world's largest provider of mobile phone service. Vodafone's stock price fell sharply, in line with the global correction in telecommunications valuations. However, we believe this company does not suffer from the same balance sheet problems as traditional European telecom firms. As Vodafone's stock price fell, we increased the fund's holdings in the company. We believe it is well positioned for future success.

      The fund's results were also hurt by the poor performance of Philips, a diversified Dutch electronics and semiconductor manufacturer. Although the semiconductor industry has shown signs of weakness, we are encouraged by Philips' long-term prospects. Accordingly, we continue to own the stock.

      Finally, fund performance was also dragged down by an investment in WPP Group, a global advertising and marketing firm. Historically, this company has performed very well for the fund, but a global slowdown in advertising spending hurt its performance during the period. Despite the spending lull, we remain confident in the company's competitive position and long-term earnings prospects.

Q     WHAT DO YOU SEE AHEAD FOR THE MARKETS AND THE FUND?

A We are comfortable with the current defensiveness of the portfolio in what appears to be an increasingly volatile and uncertain fundamental backdrop for European companies. If the current economic weakness continues, we expect to remain overweighted in areas such as consumer staples and underweighted in technology. As we continue to monitor the region's economic situation, we will stick to our bottom-up investment strategy--looking for the best value opportunities.


                                      (9)

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (10)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.


                                      (11)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                        MARKET
DESCRIPTION                                                 SHARES      VALUE
COMMON STOCKS 86.4%
DENMARK 1.6%
Danisco A/S .............................................    4,747   $   173,915
Tele Danmark A/S ........................................    1,829        65,968
                                                                     -----------
                                                                         239,883
                                                                     -----------

FINLAND 1.9%
Metso Oyj ...............................................    8,156        90,448
Sampo Oyj 'A' ...........................................   11,266        95,849
Stora Enso Oyj ..........................................    8,348        90,457
                                                                     -----------
                                                                         276,754
                                                                     -----------

FRANCE 11.4%
Assurances Generales de France ..........................      905        50,334
Aventis S.A .............................................    6,744       538,369
Axa (a) .................................................    7,837       223,247
CNP Assurances ..........................................    2,930        98,818
Compagnie de Saint Gobain ...............................      714        97,012
Groupe Danone ...........................................    1,657       227,382
Pernod-Ricard S.A. ......................................      984        68,972
Schneider Electric S.A. .................................    1,011        55,888
TotalFinaElf S.A. 'B' ...................................    2,266       317,283
                                                                     -----------
                                                                       1,677,305
                                                                     -----------

GERMANY 5.7%
Bayer AG ................................................    5,219       203,234
Bayerische Hypo-und Vereinsbank AG ......................    1,155        56,417
Deutsche Post AG (Registered) ...........................   15,423       244,153
Deutsche Telekom AG (Registered) ........................    7,187       162,203
Muenchener Rueckversicherungs-Gesellschaft AG
  (Registered) ..........................................      615       172,587
                                                                     -----------
                                                                         838,594
                                                                     -----------


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                 SHARES      VALUE
ITALY 4.0%
ENI S.p.A ...............................................   11,594   $   141,328
IntesaBCI S.p.A .........................................   43,556       153,757
Telecom Italia Mobile S.p.A .............................   15,285        77,896
Telecom Italia S.p.A ....................................   12,799       114,850
UniCredito Italiano S.p.A ...............................   23,827       102,265
                                                                     -----------
                                                                         590,096
                                                                     -----------

NETHERLANDS 6.7%
Akzo Nobel N.V. .........................................    5,063       214,303
Buhrmann N.V. ...........................................    6,754        63,694
CSM N.V. ................................................    3,836        80,047
ING Groep N.V. ..........................................    4,045       264,354
Koninklijke (Royal) Philips Electronics N.V. ............    6,919       183,391
Koninklijke Ahold N.V. ..................................    4,530       141,890
Royal Dutch Petroleum Co. ...............................      672        38,672
                                                                     -----------
                                                                         986,351
                                                                     -----------

NORWAY 0.6%
Statoil ASA (a) .........................................   11,156        82,466
                                                                     -----------

PORTUGAL 0.8%
Banco Comercial Portugues S.A. (Registered) (a) .........   16,135        60,100
Electricidade de Portugal S.A. ..........................   24,656        58,860
                                                                     -----------
                                                                         118,960
                                                                     -----------

SPAIN 3.0%
Amadeus Global Travel Distribution S.A. 'A' .............   13,120        79,413
Banco Popular Espanol S.A. ..............................    3,284       114,788
Endesa S.A. .............................................    4,507        71,882
Repsol YPF S.A. .........................................    2,129        35,145
Telefonica S.A. .........................................   11,851       146,072
                                                                     -----------
                                                                         447,300
                                                                     -----------

SWEDEN 3.4%
ForeningsSparbanken AB 'A' ..............................    7,805        90,417
Nordea AB ...............................................   29,330       167,190
Svenska Cellulosa AB 'B' ................................    2,421        51,307
Svenska Handelsbanken 'A' ...............................    9,933       142,010
Swedish Match AB ........................................    8,908        41,769
                                                                     -----------
                                                                         492,693
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                 SHARES      VALUE
SWITZERLAND 10.1%
Cie Financiere Richemont AG 'A' .........................       69   $   176,598
Holcim Ltd. 'B' (a) .....................................      802       163,318
Nestle S.A. (Registered) (a) ............................    2,205       468,653
Novartis AG (a) .........................................    6,221       225,158
Roche Holding AG (a) ....................................      730        52,599
Schindler Holding AG (Registered) .......................       60        66,767
Swiss Re (Registered) ...................................       20        39,971
Syngenta AG (a) .........................................    2,711       142,541
UBS AG (Registered) .....................................      584        83,670
Zurich Financial Services AG ............................      161        54,912
                                                                     -----------
                                                                       1,474,187
                                                                     -----------

UNITED KINGDOM 37.2%
Allied Domecq plc .......................................   52,555       328,062
AstraZeneca plc .........................................    2,036        94,993
BAA plc .................................................    7,534        70,026
BAE Systems plc .........................................   38,331       183,806
Barclays plc ............................................    4,259       130,755
Blue Circle Industries plc ..............................   10,319        71,535
BOC Group plc ...........................................   10,763       157,637
BP plc ..................................................    7,309        60,164
British American Tobacco plc ............................   21,455       163,160
British Telecommunications plc ..........................    9,076        57,134
Cadbury Schweppes plc ...................................   50,075       338,144
Centrica plc ............................................   23,573        75,442
Diageo plc ..............................................   15,594       171,295
GKN plc .................................................    9,953        95,594
GlaxoSmithKline plc .....................................   12,527       352,834
Great Universal Stores plc ..............................   16,174       138,602
HSBC Holdings plc .......................................    3,686        43,734
Imperial Tobacco Group plc ..............................   17,560       206,492
Innogy Holdings plc .....................................      100           307
Lattice Group plc .......................................   36,547        81,707
Lloyds TSB Group plc ....................................   18,566       186,031
Prudential plc ..........................................   14,594       176,958
Reckitt Benckiser plc ...................................   12,106       174,750
Rentokil Initial plc ....................................   63,319       214,904
Rolls-Royce plc .........................................   41,743       137,854
Sainsbury (J) plc (Registered) ..........................   26,613       166,125
Scottish & Southern Energy plc ..........................   16,128       152,177
Shell Transport & Trading Co. plc (Registered) ..........   54,901       456,941


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                 SHARES      VALUE
UNITED KINGDOM (CONTINUED)
Smiths Group plc ........................................   11,103   $   128,999
SSL International plc ...................................   23,914       168,389
Vodafone Group plc ......................................  171,222       379,781
Wolseley plc ............................................    9,900        74,033
WPP Group plc ...........................................   21,340       210,371
                                                                     -----------
                                                                       5,448,736
                                                                     -----------

TOTAL COMMON STOCKS
    (Cost $11,995,034) ...........................................    12,673,325
                                                                     -----------

PREFERRED STOCKS 2.7%
GERMANY 2.7%
Fresenius AG ............................................    2,547       240,411
Henkel KGAA .............................................    2,578       149,494
                                                                     -----------

TOTAL PREFERRED STOCKS
    (Cost $381,536) ..............................................       389,905
                                                                     -----------

TOTAL LONG-TERM INVESTMENTS 89.1%
    (Cost $12,376,570) ...........................................    13,063,230
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     (15)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE         VALUE
SHORT-TERM INVESTMENT 2.2%
REPURCHASE AGREEMENT 2.2%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01, due
7/2/01, to be repurchased at $328,097, collateralized
by U.S. Treasury Inflation Notes 3.625%, due
1/15/08, valued at $335,740
    (Cost $328,000) ...................................     $328,000    $   328,000
                                                                        -----------

TOTAL INVESTMENTS IN SECURITIES 91.3%
    (Cost $12,704,570) ................................                  13,391,230
                                                                        -----------

FOREIGN CURRENCY 0.1%
    (Cost $14,082) ....................................                      13,891
                                                                        -----------

TOTAL INVESTMENTS 91.4%
    (Cost $12,718,652) ................................                  13,405,121

OTHER ASSETS IN EXCESS OF LIABILITIES 8.6% ............                   1,254,580
                                                                        -----------

NET ASSETS 100% .......................................                 $14,659,701
                                                                        ===========

(A) NON-INCOME PRODUCING SECURITY

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                         MARKET           PERCENT OF
INDUSTRY                                                 VALUE            NET ASSETS
Consumer Staples ............................         $ 2,750,658            18.8%
Financials ..................................           2,508,165            17.1
Health Care .................................           1,672,752            11.4
Industrials .................................           1,432,963             9.8
Materials ...................................           1,243,826             8.5
Energy ......................................           1,132,306             7.7
Telecommunication Services ..................           1,003,904             6.8
Consumer Discretionary ......................             878,589             6.0
Utilities ...................................             440,067             3.0
                                                      -----------            ----
                                                      $13,063,230            89.1%
                                                      ===========            ====


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $12,704,570) .........................   $13,391,230
Foreign Currency (Cost $14,082) ................................................        13,891
Cash ...........................................................................        77,836
Receivable for:
  Investments Sold .............................................................       733,065
  Fund Shares Sold .............................................................       478,565
  Dividends ....................................................................        25,309
  Foreign Withholding Tax Reclaim ..............................................        10,551
  Interest .....................................................................            68
Other ..........................................................................        19,658
                                                                                   -----------
    Total Assets ...............................................................    14,750,173
                                                                                   -----------
LIABILITIES:
Payable for:
  Fund Shares Redeemed .........................................................        21,489
  Directors' Fees and Expenses .................................................        18,391
  Distribution (12b-1) and Service Fees ........................................        16,787
  Professional Fees ............................................................        14,797
  Advisory Expense .............................................................        11,477
  Administrative Fees ..........................................................         4,303
  Transfer Agent Fees ..........................................................         2,103
  Custody Fees .................................................................           531
  Shareholder Reporting Expenses ...............................................           461
Other ..........................................................................           133
                                                                                   -----------
    Total Liabilities ..........................................................        90,472
                                                                                   -----------
NET ASSETS .....................................................................   $14,659,701
                                                                                   ===========
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ........   $     1,401
Paid in Capital in Excess of Par ...............................................    14,888,467
Net Unrealized Appreciation on Investments and Foreign Currency Translations ...       675,200
Accumulated Net Investment Income ..............................................       100,504
Accumulated Distributions in Excess of Net Realized Gain .......................    (1,005,871)
                                                                                   -----------
NET ASSETS .....................................................................   $14,659,701
                                                                                   ===========
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $7,576,798 and 723,815 Shares Outstanding) ..............................   $     10.47
                                                                                   ===========
    Maximum Sales Charge .......................................................          5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) .............................   $     11.11
                                                                                   ===========
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $5,083,722 and 485,565 Shares Outstanding)* .............................   $     10.47
                                                                                   ===========
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $1,999,181 and 192,005 Shares Outstanding)* .............................   $     10.41
                                                                                   ===========

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS     (17)

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .................................................................   $   382,334
Interest ..................................................................        35,810
Less Foreign Taxes Withheld ...............................................       (41,230)
                                                                              -----------
    Total Income ..........................................................       376,914
                                                                              -----------
EXPENSES:
Investment Advisory Fees ..................................................       149,209
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $15,863, $49,256 and $21,295, respectively) ..........................        86,414
Custody Fees ..............................................................        42,951
Administrative Fees .......................................................        41,867
Professional Fees .........................................................        30,412
Shareholder Reports .......................................................        26,237
Filing and Registration Fees ..............................................        22,476
Directors' Fees and Expenses ..............................................        14,943
Transfer Agent Fees .......................................................         6,200
Other .....................................................................         4,204
                                                                              -----------
  Total Expenses ..........................................................       424,913
  Less Expense Reductions .................................................      (121,529)
                                                                              -----------
  Net Expenses ............................................................       303,384
                                                                              -----------
NET INVESTMENT INCOME .....................................................   $    73,530
                                                                              ===========
NET REALIZED GAIN/LOSS ON:
Investments ...............................................................   $  (956,356)
Foreign Currency Transactions .............................................         3,969
                                                                              -----------
Net Realized Loss .........................................................      (952,387)
                                                                              -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................     1,073,653
  End of the Period:
    Investments ...........................................................       686,660
    Foreign Currency Translations .........................................       (11,460)
                                                                              -----------
                                                                                  675,200
                                                                              -----------
Net Unrealized Depreciation During the Period .............................      (398,453)
                                                                              -----------
NET REALIZED AND UNREALIZED LOSS ..........................................   $(1,350,840)
                                                                              ===========
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................   $(1,277,310)
                                                                              ===========


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 2001   JUNE 30, 2000
                                                              -------------   -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income .....................................   $     73,530    $     60,149
Net Realized Gain/Loss ....................................       (952,387)        378,495
Net Unrealized Appreciation/Depreciation
   During the Period ......................................       (398,453)        905,460
                                                              ------------    ------------
Net Increase/Decrease in Net Assets Resulting
   from Operations ........................................     (1,277,310)      1,344,104
                                                              ------------    ------------
DISTRIBUTIONS:
Net Investment Income:
Class A ...................................................        (65,017)        (50,832)
Class B ...................................................        (15,072)        (18,315)
Class C ...................................................         (5,685)         (8,828)
                                                              ------------    ------------
                                                                   (85,774)        (77,975)
                                                              ------------    ------------
Net Realized Gain:
Class A ...................................................             -0-        (35,198)
Class B ...................................................             -0-        (30,836)
Class C ...................................................             -0-        (14,787)

In Excess of Net Realized Gain:
Class A ...................................................       (152,755)             -0-
Class B ...................................................       (142,168)             -0-
Class C ...................................................        (53,136)             -0-
                                                              ------------    ------------
                                                                  (348,059)        (80,821)
                                                              ------------    ------------
Net Decrease in Net Assets Resulting from Distributions ...       (433,833)       (158,796)
                                                              ------------    ------------
CAPITAL SHARES TRANSACTIONS:
Subscribed ................................................     15,742,342      10,836,506
Distributions Reinvested ..................................        321,507          97,499
Redeemed ..................................................    (15,544,862)     (2,826,056)
                                                              ------------    ------------
Net Increase in Net Assets Resulting from
Capital Share Transactions ................................        518,987       8,107,949
                                                              ------------    ------------
Total Increase/Decrease in Net Assets .....................     (1,192,156)      9,293,257
NET ASSETS--Beginning of Period ...........................     15,851,857       6,558,600
                                                              ------------    ------------
NET ASSETS--End of Period (Including accumulated net
   investment income of $100,504 and $74,394,
   respectively) ..........................................   $ 14,659,701    $ 15,851,857
                                                              ============    ============


SEE NOTES TO FINANCIAL STATEMENTS     (19)

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                               YEAR ENDED JUNE 30,
                                               -------------------      SEPTEMBER 25, 1998*
CLASS A SHARES                                   2001#      2000#        TO JUNE 30, 1999#
                                                ------     ------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $11.79     $10.65              $10.00
                                                ------     ------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .....................     0.10       0.11                0.13
  Net Realized and Unrealized Gain/Loss .....    (1.04)      1.27                0.54
                                                ------     ------              ------
Total From Investment Operations ............    (0.94)      1.38                0.67
                                                ------     ------              ------
DISTRIBUTIONS
  Net Investment Income .....................    (0.11)     (0.14)              (0.02)
  Net Realized Gain .........................       -0-     (0.10)                 -0-
  In Excess of Net Realized Gain ............    (0.27)        -0-                 -0-
                                                ------     ------              ------
Total Distributions .........................    (0.38)     (0.24)              (0.02)
                                                ------     ------              ------
NET ASSET VALUE, END OF PERIOD ..............   $10.47     $11.79              $10.65
                                                ======     ======              ======
Total Return (1) ............................    -8.14%     13.15%               6.75%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...........   $7,577     $6,649              $2,020
Ratio of Expenses to Average Net Assets .....     1.70%      1.70%               1.70%
Ratio of Net Investment Income to Average
  Net Assets ................................     0.89%      0.99%               1.64%
Portfolio Turnover Rate .....................       63%        49%                 51%**
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income .......................   $ 0.09     $ 0.23              $ 0.36
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ............     2.50%      3.80%               6.20%
  Net Investment Income/Loss to
    Average Net Assets ......................     0.09%     (1.11)%             (2.87)%
----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                               YEAR ENDED JUNE 30,
                                               -------------------      SEPTEMBER 25, 1998*
CLASS B SHARES                                   2001#      2000#        TO JUNE 30, 1999#
                                                ------     ------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $11.76     $10.62              $10.00
                                                ------     ------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .....................     0.02       0.04                0.08
  Net Realized and Unrealized Gain/Loss .....    (1.01)      1.26                0.55
                                                ------     ------              ------
Total From Investment Operations ............    (0.99)      1.30                0.63
                                                ------     ------              ------
DISTRIBUTIONS
  Net Investment Income .....................    (0.03)     (0.06)              (0.01)
  Net Realized Gain .........................       -0-     (0.10)                 -0-
  In Excess of Net Realized Gain ............    (0.27)        -0-                 -0-
                                                ------     ------              ------
Total Distributions .........................    (0.30)     (0.16)              (0.01)
                                                ------     ------              ------
NET ASSET VALUE, END OF PERIOD ..............   $10.47     $11.76              $10.62
                                                ======     ======              ======
Total Return (1) ............................    -8.67%     12.37%               6.26%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...........   $5,084     $7,177              $3,082
Ratio of Expenses to Average Net Assets .....     2.25%      2.45%               2.45%
Ratio of Net Investment Income to Average
  Net Assets ................................     0.22%      0.45%               0.96%
Portfolio Turnover Rate .....................       63%        49%                 51%**
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss ..................   $ 0.09     $ 0.23              $ 0.34
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ............     3.10%      4.55%               6.61%
  Net Investment Income/Loss to
    Average Net Assets ......................    (0.63)%    (1.65)%             (3.20)%
----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     (21)

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                               YEAR ENDED JUNE 30,
                                               -------------------      SEPTEMBER 25, 1998*
CLASS C SHARES                                   2001#      2000#        TO JUNE 30, 1999#
                                                ------     ------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $11.72     $10.59              $10.00
                                                ------     ------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .....................     0.01       0.01                0.07
  Net Realized and Unrealized Gain/Loss .....    (1.02)      1.28                0.53
                                                ------     ------              ------
Total From Investment Operations ............    (1.01)      1.29                0.60
                                                ------     ------              ------
DISTRIBUTIONS
  Net Investment Income .....................    (0.03)     (0.06)              (0.01)
  Net Realized Gain .........................       -0-     (0.10)                 -0-
  In Excess of Net Realized Gain ............    (0.27)        -0-                 -0-
                                                ------     ------              ------
Total Distributions .........................    (0.30)     (0.16)              (0.01)
                                                ------     ------              ------
NET ASSET VALUE, END OF PERIOD ..............   $10.41     $11.72              $10.59
                                                ======     ======              ======
Total Return (1) ............................    -8.79%     12.37%               5.96%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...........   $1,999     $2,026              $1,457
Ratio of Expenses to Average Net Assets .....     2.45%      2.45%               2.45%
Ratio of Net Investment Income to Average
  Net Assets ................................     0.08%      0.01%               0.81%
Portfolio Turnover Rate .....................       63%        49%                 51%**
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss ..................   $ 0.09     $ 0.24              $ 0.40
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ............     3.25%      4.55%               7.33%
  Net Investment Income/Loss to
    Average Net Assets ......................    (0.72)%    (2.09)%             (4.13)%
----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                      (22)     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen European Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund commenced operations on September 25, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in


                                      (23)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $137,107, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $13,218,768, the aggregate gross unrealized appreciation is $983,764 and the aggregate gross unrealized depreciation is $811,302, resulting in net unrealized appreciation on long- and short-term investments of $172,462.


                                      (24)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to expenses which are not deductible for tax purposes totaling $34,385 has been reclassified from paid in capital in excess of par to accumulated net investment income. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $3,969 has been reclassified from accumulated distributions in excess of net realized gain to accumulated net investment income.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation.

      Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


                                      (25)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
First $500 million                                           1.00%
Next $500 million                                            0.95%
Over $1 billion                                              0.90%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                     CLASS B
                  CLASS A                          AND CLASS C
              MAX. OPERATING                     MAX. OPERATING
               EXPENSE RATIO                      EXPENSE RATIO
                   1.70%                              2.45%

      For the period ended June 30, 2001, the Adviser voluntarily waived $121,529 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of $15,500, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.


                                      (26)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      At June 30, 2001, Van Kampen Funds, Inc. owned approximately 10%, 15%, and 37% of the shares outstanding of each Class A, B, and C shares in the Fund.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $6,200. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $19,601 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.


                                      (27)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

      For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                            CONTINGENT DEFERRED SALES
                                                           CHARGE ON ASSETS SUBJECT TO
                                                                  SALES CHARGE
YEAR OF REDEMPTION                                            CLASS B       CLASS C
First.............................................             5.00%         1.00%
Second............................................             4.00%         None
Third.............................................             3.00%         None
Fourth............................................             2.50%         None
Fifth.............................................             1.50%         None
Thereafter........................................             None          None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $17,500 and CDSC on redeemed shares of Classes B and C of approximately $7,700. Sales charges do not represent expenses of the Fund.


                                      (28)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                               YEAR ENDED       YEAR ENDED
                                                             JUNE 30, 2001    JUNE 30, 2000
                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ..........................................      1,193,490          498,680
     Distributions Reinvested ............................         15,596            5,381
     Redeemed ............................................     (1,049,244)        (129,831)
                                                             ------------     ------------
   Net Increase in Class A Shares Outstanding ............        159,842          374,230
                                                             ============     ============
   Dollars:
     Subscribed ..........................................   $ 12,745,647     $  5,479,269
     Distributions Reinvested ............................        173,738           59,192
     Redeemed ............................................    (11,240,047)      (1,424,127)
                                                             ------------     ------------
   Net Increase ..........................................   $  1,679,338     $  4,114,334
                                                             ============     ============
   Beginning Paid in Capital .............................   $  6,043,378     $  1,942,000
                                                             ============     ============
   Ending Paid in Capital ................................   $  7,722,716+    $  6,043,378
                                                             ============     ============

CLASS B:
   Shares:
     Subscribed ..........................................        169,733          407,690
     Distributions Reinvested ............................         10,751            2,787
     Redeemed ............................................       (305,071)         (90,497)
                                                             ------------     ------------
   Net Increase/Decrease in Class B Shares Outstanding ...       (124,587)         319,980
                                                             ============     ============
   Dollars:
     Subscribed ..........................................   $  1,915,249     $  4,582,733
     Distributions Reinvested ............................        119,978           30,685
     Redeemed ............................................     (3,431,774)      (1,007,931)
                                                             ------------     ------------
   Net Increase/Decrease .................................   $ (1,396,547)    $  3,605,487
                                                             ============     ============
   Beginning Paid in Capital .............................   $  6,575,332     $  2,990,000
                                                             ============     ============
   Ending Paid in Capital ................................   $  5,178,785+    $  6,575,332
                                                             ============     ============

CLASS C:
   Shares:
     Subscribed ..........................................         99,515           70,319
     Distributions Reinvested ............................          2,499              694
     Redeemed ............................................        (82,814)         (35,701)
                                                             ------------     ------------
   Net Increase in Class C Shares Outstanding ............         19,200           35,312
                                                             ============     ============
   Dollars:
     Subscribed ..........................................   $  1,081,446     $    774,504
     Distributions Reinvested ............................         27,791            7,622
     Redeemed ............................................       (873,041)        (393,998)
                                                             ------------     ------------
   Net Increase ..........................................   $    236,196     $    388,128
                                                             ============     ============
   Beginning Paid in Capital .............................   $  1,786,556     $  1,408,000
                                                             ============     ============
   Ending Paid in Capital ................................   $  2,022,752+    $  1,786,556
                                                             ============     ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.


                                      (29)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

    For the period ended June 30, 2001, the Fund made purchases of $9,056,996 and sales of $9,844,490 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

      With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $62,200 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $3,600.


                                      (30)

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen European Equity Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen European Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen European Equity Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (31)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION

   Reserve
   Tax Free Money

SENIOR LOAN

   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
      Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o     visit our Web site at www.vankampen.com -- to view a prospectus, select
      DOWNLOAD PROSPECTUS                           [ILLUSTRATION OF COMPUTER]

o     call us at (800) 341-2911 Telecommunications Device for the Deaf (TDD)
      users, call (800)421-2833.                        [ILLUSTRATION OF PHONE]

o     e-mail us by visiting www.vankampen.com and selecting CONTACT US
                                                    [ILLUSTRATION OF ENVELOPES]

 * Closed to new investors

** Open to new investors for a limited time


                                      (32)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EUROPEAN EQUITY FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2001. The Fund designated and paid $338,924 as a long-term capital gain distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year. The Fund intends to pass through foreign tax credits of $41,230 and has derived gross income from sources within foreign countries amounting to $382,386.**
--------------------------------------------------------------------------------

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

** THIS INFORMATION IS UNAUDITED.


                                      (33)

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                               Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                               www.vankampen.com

                                   VAN KAMPEN
                                   INVESTMENTS

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
                    472, 572, 672                               3640H01-AP-8/01
                    EEQ ANR 8/01

                                         VAN KAMPEN
                                         FOCUS EQUITY FUND
                                         ANNUAL REPORT

                                         JUNE 30, 2001

                               [PHOTO OF BOY TOSSING BALL]

                                         Privacy Notice information on the back.

                                                        VAN KAMPEN
                                                        INVESTMENTS

                                               GENERATIONS OF EXPERIENCE(SM)

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                            TOP FIVE SECTORS     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    11

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    15
               NOTES TO FINANCIAL STATEMENTS    21
              REPORT OF INDEPENDENT AUDITORS    28

                      VAN KAMPEN INVESTMENTS
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    29

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

--------------------------------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
--------------------------------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                       (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                       (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

   [The following table was depicted as a bar graph in the printed material.]

Mar 99                    3.5%
Jun 99                    2.5%
Sep 99                    5.7%
Dec 99                    8.3%
Mar 00                    4.8%
Jun 00                    5.2%
Sep 00                    2.2%
Dec 00                    1.0%
Mar 01                    1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

   [The following table was depicted as a line chart in the printed material.]

             Interest
               Rates   Inflation
Jun 99          5.0%      2.0%
Jul 99          5.0%      2.1%
Aug 99         5.25%      2.3%
Sep 99         5.25%      2.6%
Oct 99         5.25%      2.6%
Nov 99          5.5%      2.6%
Dec 99          5.5%      2.7%
Jan 00          5.5%      2.7%
Feb 00         5.75%      3.2%
Mar 00          6.0%      3.8%
Apr 00          6.0%      3.1%
May 00          6.5%      3.2%
Jun 00          6.5%      3.7%
Jul 00          6.5%      3.7%
Aug 00          6.5%      3.4%
Sep 00          6.5%      3.5%
Oct 00          6.5%      3.4%
Nov 00          6.5%      3.4%
Dec 00          6.5%      3.4%
Jan 01          5.5%      3.7%
Feb 01          5.5%      3.5%
Mar 01          5.0%      2.9%
Apr 01          4.5%      3.3%
May 01          4.0%      3.6%
Jun 01         3.75%      3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                       (3)

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                                 A SHARES     B SHARES    C SHARES
-----------------------------------------------------------------------------------
One-year total return based on NAV(1)             -26.45%      -27.01%     -26.95%
-----------------------------------------------------------------------------------
One-year total return(2)                          -30.69%      -30.46%     -27.64%
-----------------------------------------------------------------------------------
Five-year average annual total return(2)           12.98%       13.30%      13.50%
-----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        15.62%       16.02%      16.03%
-----------------------------------------------------------------------------------
Commencement date                                  1/2/96       1/2/96      1/2/96
-----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                       (4)

GROWTH OF A $10,000 INVESTMENT
(JANUARY 2, 1996--JUNE 30, 2001)

   [The following table was depicted as a line chart in the printed material.]

                                           STANDARD & POOR'S 500 INDEX
                                           measures the performance of
                                          500 widely held common stocks
              FOCUS EQUITY FUND            from 83 industrial groups.+
1/96               $9,425                          $10,000
6/96              $11,361                          $10,000
6/97              $14,648                          $11,009
6/98              $19,179                          $14,829
6/99              $24,083                          $23,482
6/00              $30,170                          $25,184
6/01              $22,189                          $21,449

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE STANDARD & POOR'S 500 INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ FACTSET RESEARCH SYSTEMS INC.


                                       (5)

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)

1.   TYCO INTERNATIONAL                                                     8.2%
     Manufactures electrical components, communication systems, medical supplies, and fire-detection systems.

2.   GENERAL ELECTRIC                                                       7.5%
     Produces appliances, lighting products, aircraft engines,
     and plastics.

3.   PFIZER                                                                 6.1%
     Manufactures pharmaceuticals, including Viagra and Lipitor, and consumer products such as Certs, Listerine, and Visine.

4.   FREDDIE MAC (FORMERLY FEDERAL HOME LOAN MORTGAGE)                      4.7%
     Works with lenders to provide federally mandated mortgages to families in the United States.

5.   MICROSOFT                                                              4.6%
     Develops and supports a range of software products.

6.   AT&T                                                                   4.4%
     Provides voice, data, and video telecommunications.

7.   INTEL                                                                  4.1%
     Designs, manufactures, and markets microcomputer components.

8.   CITIGROUP                                                              4.1%
     Provides financial services to consumer and corporate customers around the world.

9.   AMERICAN HOME PRODUCTS                                                 3.9%
     Develops a diversified line of health-care and agricultural products.

10.  UNITED TECHNOLOGIES                                                    3.8%
     Manufactures building systems and aerospace products, including elevators, engines, and helicopters.

+ SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

   [The following table was depicted as a bar graph in the printed material.]

                                        June 30, 2001             June 30, 2000
Information Technology                      23.6%                     34.6%
Industrials                                 22.0%                     18.6%
Health Care                                 17.1%                     14.1%
Consumer Discretionary                      13.6%                     14.0%
Financials                                  12.3%                      6.7%

* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                       (6)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN FOCUS EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2001. THE TEAM IS LED BY PHILIP W. FRIEDMAN, WILLIAM S. AUSLANDER AND JEFFREY ALVINO, PORTFOLIO MANAGERS, MORGAN STANLEY INVESTMENT MANAGEMENT INC. FRIEDMAN AND AUSLANDER HAVE MANAGED THE FUND SINCE 1998, WHILE ALVINO HAS MANAGED THE FUND SINCE 2001. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q WHAT MARKET ENVIRONMENT DID THE FUND OPERATE IN DURING THE REPORTING PERIOD, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A It was a difficult time to invest in growth stocks. Warnings of earnings shortfalls from leading "new-economy" companies and increasing concerns about the economic slowdown led to broad market declines--despite a series of aggressive interest-rate cuts by the Federal Reserve Board (the Fed). This backdrop was particularly unfavorable for technology, telecommunications and other growth stocks but was advantageous for those stocks in value-oriented areas, such as finance, health care and energy.

      In this challenging environment, the fund returned a disappointing -26.45 percent for the 12 months ended June 30, 2001. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISER.

      By comparison, the fund's benchmarks--the Standard & Poor's 500 Index and the Lipper Capital Appreciation Fund Index--returned -14.82 percent during the same period. The fund's relative underperformance can be attributed to several factors:

o     Investors' preference for value stocks during the period

o A higher-than-average weighting in technology stocks, which performed relatively poorly

o A lower-than-average weighting in financial stocks, which performed relatively well

      THE S&P 500 INDEX IS AN UNMANAGED, BROAD-BASED INDEX THAT MEASURES THE PERFORM-


                                       (7)

ANCE OF WIDELY HELD STOCKS AND REFLECTS THE GENERAL PERFORMANCE OF THE STOCK MARKET. THESE INDEXES ARE STATISTICAL COMPOSITES, AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q     IN LIGHT OF THIS ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

A We continued to rely on our investment process and in-depth fundamental research to select stocks for the fund. In all types of market conditions, we focus on three different types of growth stocks:

o     Classic growth stocks

o     Nontraditional, lesser-known growth stocks

o Growth stocks that have strong fundamentals but, in our opinion, have been priced according to investor misperceptions or unfounded fears

We have confidence in our process and, accordingly, we made no dramatic portfolio shifts during the period.

     That said, we did make modest adjustments to the fund as market conditions warranted. For example, we actively managed our exposure to technology stocks in response to that sector's fluctuations. Despite some difficulties, we stayed generally overweight in technology investments because, as long-term investors, we believe technology will drive the market's long-term growth.

      We also continued to selectively add health care investments which we believe have promising long-term prospects--stocks such as Pfizer and American Home Products. We favored this sector during the year because we believed it would provide the potential for steady earnings during a falling market.

Q     WHICH STOCKS PERFORMED WELL FOR THE FUND DURING THE PERIOD?

A The fund benefited from investments in a variety of consumer discretionary stocks with established brand names and specific market niches. For example, as consumers became increasingly wary of the slowing economy, many placed greater emphasis on reasonably priced goods. Indicative of this renewed consumer interest in cost-savings, the fund enjoyed strong results from discount bulk retailer BJ's Wholesale Club.

      AOL Time Warner, a large holding for the fund during the period, also contributed positively to the fund's performance. The long-awaited merger between America Online and Time Warner closed in early 2001--and the market reacted encouragingly to the news. We see AOL Time Warner as a unique combination of traditional and new media assets--a company less dependent on advertising revenues than its competitors. We believe the company may be well positioned to weather the economic slowdown, thanks to its large base of subscription revenues from both the AOL service and Time Warner's extensive magazine properties.

      The fund's overall results were also helped by a handful of industrial conglomerates that have been longtime fund holdings. These included United Technologies and Tyco International. These long-term investments, especially in Tyco's case, have provided a mix of stable and cyclical growth--and have also helped the


                                       (8)
fund remain diversified. Tyco operates multiple business units, including those in telecommunications equipment, health care products and fire and security. The company--the fund's largest holding as of the period's end--continued to generate strong cash flow and consistent earnings. In May, Tyco announced the acquisition of C.R. Bard, a move we view favorably because we think it may help improve Tyco's health care product lineup.

      KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE TURN TO PAGE 6.

Q     WHICH INVESTMENTS TURNED IN DISAPPOINTING RESULTS?

A As we mentioned, technology and telecommunications stocks were among the market's hardest-hit sectors. Many of the stocks that most depressed fund results were in these areas.

      The fund's worst-performing technology stock during the year was Cisco Systems, the dominant Internet networking firm. Cisco seems to have been caught unprepared for the swiftness and severity of the economic slowdown--leaving the company with excess inventory to write off. Though the company's stock has had its recent difficulties, we remain believers in Cisco's future prospects. In our opinion, the company appears stable, mature and has an excellent balance sheet and management team. We think Cisco may weather the current storm and continue to experience long-term growth--though perhaps at a slower pace than in previous years.

      Leading computer-chip maker Intel also hurt performance. The company fell victim to the dramatic slowdown in personal computer sales, which had peaked during the fourth quarter of 2000. Though Intel stock has risen modestly off its lows, continued weak PC demand has delayed the company's recovery.

      Oversupply, overbuilding and excess inventories dampened stock prices in the telecommunications industry--the weakest element of the technology sector during the last 12 months. Nortel and JDS Uniphase are telecommunications equipment manufacturers that were negatively affected by this environment.

      Outside technology, a handful of media stocks were disappointments as investors expressed concern that advertising revenues would slow in a faltering economy. Accordingly, industry heavyweights AT&T Corp. Liberty Media and Clear Channel Communications each suffered.

Q     IN YOUR VIEW, WHAT LIES AHEAD FOR THE FUND?

A We're cautiously optimistic the necessary preconditions for an economic recovery are in place--such as aggressive Fed rate cuts and declining oil prices. We also expect tax rebates later this summer to be a positive factor.

      While we will continue to monitor the economic situation and try to make any necessary adjustments to the portfolio, we will also focus on identifying individual companies with strong fundamentals. As always, we plan to hold true to our investment strategy and continue selecting a mix of stable and cyclical growth companies that we believe may benefit from the recovery.


                                       (9)

While we anticipate there may be more difficult stretches along the way, we will keep our eyes on the road ahead, looking to generate long-term performance for fund shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (10)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

NEW ECONOMY: Refers to companies among the electronic and high-tech sectors such as the Internet, telecommunications, biochemicals, and semiconductors.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.


                                      (11)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                              SHARES        VALUE
COMMON STOCKS 97.5%
CONSUMER DISCRETIONARY 13.6%
MEDIA 8.0%
AOL Time Warner, Inc. (a) .............................  297,200    $ 15,751,600
AT&T Corp. Liberty Media Group 'A' (a) ................1,089,260      19,051,157
                                                                    ------------
                                                                      34,802,757
                                                                    ------------
MULTILINE RETAIL 3.4%
BJ's Wholesale Club, Inc. (a) .........................   90,100       4,798,726
Wal-Mart Stores, Inc. .................................  205,800      10,043,040
                                                                    ------------
                                                                      14,841,766
                                                                    ------------
SPECIALTY RETAIL 2.2%
Home Depot, Inc. ......................................  201,600       9,384,480
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY ...................................      59,029,003
                                                                    ------------
CONSUMER STAPLES 6.0%
BEVERAGES 2.7%
Anheuser-Busch Cos., Inc. .............................  149,100       6,142,920
PepsiCo, Inc. .........................................  121,500       5,370,300
                                                                    ------------
                                                                      11,513,220
                                                                    ------------
FOOD & DRUG RETAILING 1.1%
Safeway, Inc. (a) .....................................   95,000       4,560,000
                                                                    ------------
FOOD PRODUCTS 2.2%
Kraft Foods, Inc (a) ..................................  172,300       5,341,300
Quaker Oats Co. .......................................   48,100       4,389,125
                                                                    ------------
                                                                       9,730,425
                                                                    ------------
TOTAL CONSUMER STAPLES .........................................      25,803,645
                                                                    ------------
FINANCIALS 12.3%
DIVERSIFIED FINANCIALS 9.6%
Citigroup, Inc. .......................................  336,633      17,787,688
Freddie Mac ...........................................  291,900      20,433,000
Goldman Sachs Group, Inc. .............................   40,300       3,457,740
                                                                    ------------
                                                                      41,678,428
                                                                    ------------
INSURANCE 2.7%
American International Group, Inc. ....................  135,600      11,661,600
                                                                    ------------
TOTAL FINANCIALS ...............................................      53,340,028
                                                                    ------------


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                              SHARES        VALUE
HEALTH CARE 17.1%
BIOTECHNOLOGY 0.4%
Amgen, Inc. (a) .......................................   31,300    $  1,899,284
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES 0.9%
Medtronic, Inc. .......................................   82,000       3,772,820
                                                                    ------------
PHARMACEUTICALS 15.8%
American Home Products Corp. ..........................  291,700      17,046,948
Bristol-Myers Squibb Co. ..............................  172,600       9,026,980
Merck & Co., Inc. .....................................   98,200       6,275,962
Pfizer, Inc. ..........................................  661,125      26,478,056
Pharmacia Corp. .......................................  214,600       9,860,870
                                                                    ------------
                                                                      68,688,816
                                                                    ------------
TOTAL HEALTH CARE ..............................................      74,360,920
                                                                    ------------
INDUSTRIALS 22.0%
AEROSPACE & DEFENSE 6.3%
General Dynamics Corp. ................................  143,100      11,134,611
United Technologies Corp. .............................  223,700      16,388,262
                                                                    ------------
                                                                      27,522,873
                                                                    ------------
INDUSTRIAL CONGLOMERATES 15.7%
General Electric Co. ..................................  665,100      32,423,625
Tyco International Ltd. ...............................  655,100      35,702,950
                                                                    ------------
                                                                      68,126,575
                                                                    ------------
TOTAL INDUSTRIALS ..............................................      95,649,448
                                                                    ------------
INFORMATION TECHNOLOGY 23.6%
COMMUNICATIONS EQUIPMENT 4.0%
American Tower Corp. 'A' (a) ..........................  224,600       4,642,482
Cisco Systems, Inc. (a) ...............................  539,700       9,822,540
Crown Castle International Corp. (a) ..................  168,000       2,755,200
                                                                    ------------
                                                                      17,220,222
                                                                    ------------
COMPUTERS & PERIPHERALS 5.6%
Compaq Computer Corp. .................................  121,700       1,885,133
EMC Corp. (a) .........................................  209,800       6,094,690
International Business Machines Corp. .................  117,700      13,300,100
Sun Microsystems, Inc. (a) ............................  194,600       3,059,112
                                                                    ------------
                                                                      24,339,035
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS 0.3%
Samina Corp. (a) ......................................   58,500       1,369,485
                                                                    ------------


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                              SHARES        VALUE
SEMICONDUCTOR EQUIPMENT & PRODUCTS 6.0%
Intel Corp. ...........................................  610,300    $ 17,851,275
Texas Instruments, Inc. ...............................  257,400       8,108,100
                                                                    ------------
                                                                      25,959,375
                                                                    ------------
SOFTWARE 7.7%
Mercury Interactive Corp. (a) .........................   35,400       2,120,460
Microsoft Corp. (a) ...................................  276,200      20,162,600
Oracle System Corp. (a) ...............................  314,200       5,969,800
VERITAS Software Corp. (a) ............................   77,700       5,169,381
                                                                    ------------
                                                                      33,422,241
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY ...................................     102,310,358
                                                                    ------------
TELECOMMUNICATION SERVICES 2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES 2.9%
Verizon Communications, Inc. ..........................  185,714       9,935,699
WorldCom, Inc. (a) ....................................  182,500       2,591,500
                                                                    ------------
                                                                      12,527,199
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS 97.5%
    (Cost $413,172,158) ........................................     423,020,601
                                                                    ------------

                                                          PAR
                                                         VALUE
SHORT-TERM INVESTMENT 2.5%
REPURCHASE AGREEMENT 2.5%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $10,787,190,
collateralized by U.S. Treasury Inflation Notes
3.625%, due 1/15/08, valued at $11,011,141
    (Cost $10,784,000) ..............................$10,784,000      10,784,000
                                                                    ------------

TOTAL INVESTMENTS 100.0%
    (Cost $423,956,158) ........................................     433,804,601

OTHER ASSETS IN EXCESS OF LIABILITIES 0.0% .....................         208,514
                                                                    ------------

NET ASSETS 100% ................................................    $434,013,115
                                                                    ============

(a)   NON-INCOME PRODUCING SECURITY


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
Investments at Value (Cost $423,956,158) .......................................   $ 433,804,601
Cash ...........................................................................           6,391
Receivable for:
  Investments Sold .............................................................       8,014,609
  Fund Shares Sold .............................................................         618,034
  Dividends ....................................................................          67,128
  Interest .....................................................................           2,127
Other ..........................................................................          36,435
                                                                                   -------------
    Total Assets ...............................................................     442,549,325
                                                                                   -------------
LIABILITIES:
Payable for:
  Investments Purchased ........................................................       6,880,735
  Fund Shares Redeemed .........................................................         649,122
  Investment Advisory Fees .....................................................         358,508
  Distribution (12b-1) and Service Fees ........................................         351,519
  Administrative Fees ..........................................................          93,057
  Directors' Fees and Expenses .................................................          81,597
  Transfer Agent Fees ..........................................................          43,210
  Professional Fees ............................................................          36,369
  Shareholder Reporting Expenses ...............................................          31,624
  Custody Fees .................................................................          10,469
                                                                                   -------------
    Total Liabilities ..........................................................       8,536,210
                                                                                   -------------
NET ASSETS .....................................................................   $ 434,013,115
                                                                                   =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ........   $      23,610
Paid in Capital in Excess of Par ...............................................     503,921,225
Net Unrealized Appreciation on Investments .....................................       9,848,443
Accumulated Net Investment Loss ................................................         (81,341)
Accumulated Distributions in Excess of Net Realized Gain .......................     (79,698,822)
                                                                                   -------------
NET ASSETS .....................................................................   $ 434,013,115
                                                                                   =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $155,058,076 and 8,188,908 Shares Outstanding) ..........................   $       18.94
                                                                                   =============
    Maximum Sales Charge .......................................................            5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) .............................   $       20.10
                                                                                   =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $230,532,316 and 12,744,129 Shares Outstanding)* ........................   $       18.09
                                                                                   =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $48,422,723 and 2,676,577 Shares Outstanding)* ..........................   $       18.09
                                                                                   =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS     (15)

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .................................................................   $   3,232,906
Interest ..................................................................         685,393
                                                                              -------------
    Total Income ..........................................................       3,918,299
                                                                              -------------
EXPENSES:
Investment Advisory Fees ..................................................       4,574,984
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $442,129, $2,758,642 and $576,686, respectively) .....................       3,777,457
Administrative Fees .......................................................       1,286,388
Transfer Agent Fees .......................................................         234,939
Shareholder Reports .......................................................         155,491
Professional Fees .........................................................          76,136
Custody Fees ..............................................................          73,060
Filing and Registration Fees ..............................................          45,201
Directors' Fees and Expenses ..............................................          13,760
Amortization of Organizational Costs ......................................           5,447
Other .....................................................................          15,524
                                                                              -------------
    Total Expenses ........................................................      10,258,387
    Less Expense Reductions ...............................................        (116,790)
                                                                              -------------
    Net Expenses ..........................................................      10,141,597
                                                                              -------------
NET INVESTMENT LOSS .......................................................   $  (6,223,298)
                                                                              =============
NET REALIZED GAIN/LOSS ON:
Investments ...............................................................   $ (78,685,766)
                                                                              -------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................      89,103,470
  End of the Period:
    Investments ...........................................................       9,848,443
                                                                              -------------
Net Unrealized Depreciation During the Period .............................     (79,255,027)
                                                                              -------------
NET REALIZED AND UNREALIZED LOSS ..........................................   $(157,940,793)
                                                                              =============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................   $(164,164,091)
                                                                              =============


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                            YEAR ENDED      YEAR ENDED
                                                          JUNE 30, 2001    JUNE 30, 2000
                                                          -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...................................   $  (6,223,298)   $  (4,809,985)
Net Realized Gain/Loss ................................     (78,685,766)      35,176,501
Net Unrealized Appreciation/Depreciation During
  the Period ..........................................     (79,255,027)      50,607,272
                                                          -------------    -------------
Net Increase/Decrease in Net Assets Resulting
  from Operations .....................................    (164,164,091)      80,973,788
                                                          -------------    -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ...............................................              -0-      (5,401,493)
Class B ...............................................              -0-     (12,402,976)
Class C ...............................................              -0-      (2,123,931)
In Excess of Net Realized Gain:
Class A ...............................................      (9,877,603)              -0-
Class B ...............................................     (15,870,831)              -0-
Class C ...............................................      (3,367,615)              -0-
                                                          -------------    -------------
Net Decrease in Net Assets Resulting from Distributions     (29,116,049)     (19,928,400)
                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ............................................     154,330,615      330,426,602
Distributions Reinvested ..............................      26,430,943       18,264,016
Redeemed ..............................................    (108,525,600)    (131,885,226)
                                                          -------------    -------------
Net Increase in Net Assets Resulting from Capital
  Share Transactions ..................................      72,235,958      216,805,392
                                                          -------------    -------------
Total Increase/Decrease in Net Assets .................    (121,044,182)     277,850,780
NET ASSETS--Beginning of Period .......................     555,057,297      277,206,517
                                                          -------------    -------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(81,341)
  and $(34,636), respectively) ........................   $ 434,013,115    $ 555,057,297
                                                          =============    =============


SEE NOTES TO FINANCIAL STATEMENTS     (17)

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              YEAR ENDED JUNE 30,
                                         ----------------------------------------------------------
CLASS A SHARES                              2001#        2000#       1999#       1998#       1997
                                         ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .... $  27.17     $  22.98     $ 20.01     $ 16.98     $ 14.40
                                          --------     --------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ............    (0.16)       (0.18)      (0.14)      (0.07)       0.01
  Net Realized and Unrealized Gain/Loss .    (6.81)        5.82        4.70        5.03        3.95
                                          --------     --------     -------     -------     -------
Total From Investment Operations ........    (6.97)        5.64        4.56        4.96        3.96
                                          --------     --------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income .................       -0-          -0-         -0-         -0-      (0.03)
  Net Realized Gain .....................       -0-       (1.45)      (1.59)      (1.93)      (1.35)
  In Excess of Net Realized Gain ........    (1.26)          -0-         -0-         -0-         -0-
                                          --------     --------     -------     -------     -------
Total Distributions .....................    (1.26)       (1.45)      (1.59)      (1.93)      (1.38)
                                          --------     --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD .......... $  18.94     $  27.17     $ 22.98     $ 20.01     $ 16.98
                                          ========     ========     =======     =======     =======
Total Return (1) ........................   -26.45%       25.28%      25.57%      30.93%      28.93%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....... $155,058     $185,983     $73,829     $64,035     $22,521
Ratio of Expenses to Average Net Assets .     1.50%        1.50%       1.50%       1.50%       1.57%
Ratio of Net Investment Income/Loss
  to Average Net Assets .................    (0.73)%      (0.71)%     (0.73)%     (0.37)%     (0.04)%
Portfolio Turnover Rate .................       80%         106%        282%        308%        241%
-----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .......... $   0.01     $   0.02     $  0.02     $  0.04     $  0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ........     1.52%        1.56%       1.61%       1.71%       2.38%
  Net Investment Loss to
    Average Net Assets ..................    (0.75)%      (0.77)%     (0.84)%     (0.59)%     (0.85)%
-----------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              YEAR ENDED JUNE 30,
                                         ----------------------------------------------------------
CLASS B SHARES                              2001#        2000#       1999#       1998#       1997
                                         ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .... $  26.22     $  22.38    $  19.67    $  16.85     $ 14.38
                                          --------     --------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ............    (0.32)       (0.36)      (0.28)      (0.21)      (0.02)
  Net Realized and Unrealized Gain/Loss .    (6.55)        5.65        4.58        4.96        3.86
                                          --------     --------     -------     -------     -------
Total From Investment Operations ........    (6.87)        5.29        4.30        4.75        3.84
                                          --------     --------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income .................       -0-          -0-         -0-         -0-      (0.02)
  Net Realized Gain .....................       -0-       (1.45)      (1.59)      (1.93)      (1.35)
  In Excess of Net Realized Gain ........    (1.26)          -0-         -0-         -0-         -0-
                                          --------     --------     -------     -------     -------
Total Distributions .....................    (1.26)       (1.45)      (1.59)      (1.93)      (1.37)
                                          --------     --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD .......... $  18.09     $  26.22    $  22.38    $  19.67     $ 16.85
                                          ========     ========    ========    ========     =======
Total Return (1) ........................   -27.01%       24.42%      24.59%      29.94%      28.01%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....... $230,532     $307,758    $176,189    $130,497     $34,382
Ratio of Expenses to Average Net Assets .     2.25%        2.25%       2.25%       2.25%       2.32%
Ratio of Net Investment Income/Loss to
  Average Net Assets ....................    (1.48)%      (1.46)%     (1.50)%     (1.11)%     (0.83)%
Portfolio Turnover Rate .................       80%         106%        282%        308%        241%
-----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .......... $   0.01     $   0.01    $   0.02     $  0.04     $  0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ........     2.27%        2.31%       2.36%       2.47%       2.88%
  Net Investment Loss to
    Average Net Assets ..................    (1.50)%      (1.52)%     (1.61)%     (1.34)%     (1.43)%
-----------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     (19)

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                             YEAR ENDED JUNE 30,
                                         ----------------------------------------------------------
CLASS C SHARES                             2001#        2000#       1999#       1998#        1997
                                         ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .... $ 26.21      $ 22.36     $ 19.66     $ 16.83      $ 14.37
                                          -------      -------     -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ............   (0.32)       (0.36)      (0.28)      (0.21)       (0.06)
  Net Realized and Unrealized Gain/Loss .   (6.54)        5.66        4.57        4.97         3.89
                                          -------      -------     -------     -------      -------
Total From Investment Operations ........   (6.86)        5.30        4.29        4.76         3.83
                                          -------      -------     -------     -------      -------
DISTRIBUTIONS
  Net Investment Income .................      -0-          -0-         -0-         -0-       (0.02)
  Net Realized Gain .....................      -0-       (1.45)      (1.59)      (1.93)       (1.35)
  In Excess of Net Realized Gain ........   (1.26)          -0-         -0-         -0-          -0-
                                          -------      -------     -------     -------      -------
Total Distributions .....................   (1.26)       (1.45)      (1.59)      (1.93)       (1.37)
                                          -------      -------     -------     -------      -------
NET ASSET VALUE, END OF PERIOD .......... $ 18.09      $ 26.21     $ 22.36     $ 19.66      $ 16.83
                                          =======      =======     =======     =======      =======
Total Return (1) ........................  -26.95%       24.38%      24.67%      29.90%       28.04%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....... $48,423      $61,316     $27,189     $24,872      $ 9,410
Ratio of Expenses to Average Net Assets .    2.25%        2.25%       2.25%       2.25%        2.32%
Ratio of Net Investment Loss to Average
  Net Assets ............................   (1.48)%      (1.46)%     (1.48)%     (1.13)%      (0.77)%
Portfolio Turnover Rate .................      80%         106%        282%        308%         241%
-----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .......... $  0.01      $  0.01     $  0.02     $  0.04      $  0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ........    2.27%        2.31%       2.36%       2.25%        3.23%
  Net Investment Income/Loss to
    Average Net Assets ..................   (1.50)%      (1.52)%     (1.59)%     (1.35)%      (1.67)%
-----------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment corporation, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market


                                      (21)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ended January 2, 2001.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $7,948,264, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $440,378,654, the aggregate gross unrealized appreciation is $40,158,432 and the aggregate gross unrealized depreciation is $46,732,485, resulting in net unrealized depreciation on long-and short-term investments of $6,574,053.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current


                                      (22)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $6,176,393 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to a return of capital totaling $2,027 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net realized gain. A permanent difference related to a correction of prior year amounts totaling $200 has been reclassified from accumulated distributions in excess of net realized gain to accumulated net investment loss.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser")(a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million.............................................    0.90%
Next $500 million..............................................    0.85%
Over $1 billion................................................    0.80%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                        CLASS B
                     CLASS A                          AND CLASS C
                 MAX. OPERATING                     MAX. OPERATING
                  EXPENSE RATIO                      EXPENSE RATIO
                      1.50%                               2.25%

      For the period ended June 30, 2001, the Adviser voluntarily waived $116,790 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $12,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period


                                      (23)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

ended June 30, 2001, the Fund recognized expenses of approximately $35,300, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $234,939. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $32,587 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2001, the Fund incurred approximately $1,800 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights.


                                      (24)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                          CLASS B     CLASS C
First.............................................           5.00%       1.00%
Second............................................           4.00%       None
Third.............................................           3.00%       None
Fourth............................................           2.50%       None
Fifth.............................................           1.50%       None
Thereafter........................................           None        None

                                      (25)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $457,400 and CDSC on redeemed shares of Classes B and C of approximately $272,300. Sales charges do not represent expenses of the Fund.

                                                           YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2001    JUNE 30, 2000
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
   Subscribed .........................................      3,048,288        6,445,252
   Distributions Reinvested ...........................        393,808          201,931
   Redeemed ...........................................     (2,097,395)      (3,015,158)
                                                          ------------     ------------
  Net Increase in Class A Shares Outstanding ..........      1,344,701        3,632,025
                                                          ============     ============
  Dollars:
   Subscribed .........................................   $ 71,829,553     $164,653,020
   Distributions Reinvested ...........................      8,935,496        4,868,559
   Redeemed ...........................................    (45,455,521)     (75,774,990)
                                                          ------------     ------------
  Net Increase ........................................   $ 35,309,528     $ 93,746,589
                                                          ============     ============
  Ending Paid in Capital ..............................   $186,521,166+    $151,211,638
                                                          ============     ============
CLASS B:
  Shares:
   Subscribed .........................................      2,762,102        4,942,210
   Distributions Reinvested ...........................        668,599          491,266
   Redeemed ...........................................     (2,424,266)      (1,568,254)
                                                          ------------     ------------
  Net Increase in Class B Shares Outstanding ..........      1,006,435        3,865,222
                                                          ============     ============
  Dollars:
   Subscribed .........................................   $ 62,971,523     $122,523,186
   Distributions Reinvested ...........................     14,555,420       11,475,970
   Redeemed ...........................................    (50,104,749)     (38,577,715)
                                                          ------------     ------------
  Net Increase ........................................   $ 27,422,194     $ 95,421,441
                                                          ============     ============
  Ending Paid in Capital ..............................   $265,531,212+    $238,109,018
                                                          ============     ============
CLASS C:
  Shares:
   Subscribed .........................................        842,967        1,782,675
   Distributions Reinvested ...........................        135,112           82,205
   Redeemed ...........................................       (641,111)        (741,092)
                                                          ------------     ------------
  Net Increase in Class C Shares Outstanding ..........        336,968        1,123,788
                                                          ============     ============
  Dollars:
   Subscribed .........................................   $ 19,529,539     $ 43,250,396
   Distributions Reinvested ...........................      2,940,027        1,919,487
   Redeemed ...........................................    (12,965,330)     (17,532,521)
                                                          ------------     ------------
  Net Increase ........................................   $  9,504,236     $ 27,637,362
                                                          ------------     ------------
  Ending Paid in Capital ..............................   $ 58,070,877+    $ 48,566,641
                                                          ============     ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES -- SEE NOTE 1F.


                                      (26)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $440,519,046 and sales of $397,194,226 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $2,407,700 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $428,900.


                                      (27)

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Focus
Equity Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Focus Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the period ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Equity Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (28)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN FOCUS EQUITY FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2001. The Fund designated and paid $13,624,961 as a long-term capital gain distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year. For corporate shareholders, 15% of the ordinary dividends qualify for the dividends received deduction.**
--------------------------------------------------------------------------------

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**    THIS INFORMATION IS UNAUDITED.


                                      (29)

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                    Van Kampen Funds Inc.
                    1 Parkview Plaza, P.O. Box 5555
                    Oakbrook Terrace, IL 60181-5555
                    www.vankampen.com

                                   VAN KAMPEN
                                   INVESTMENTS

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
                    474, 574, 674                                3628H01-AP-8/01
                    MSAE ANR 8/01

                                         VAN KAMPEN
                                         GLOBAL EQUITY FUND
                                         ANNUAL REPORT

                                         JUNE 30, 2001

                                    [PHOTO OF BOY TOSSING BALL]

                    Privacy Notice information on the back.

                                                            VAN KAMPEN
                                                            INVESTMENTS
                                                   GENERATIONS OF EXPERIENCE(SM)

                                TABLE OF CONTENTS


                                         OVERVIEW
                           LETTER TO SHAREHOLDERS     1
                                ECONOMIC SNAPSHOT     2

                              PERFORMANCE SUMMARY
                                RETURN HIGHLIGHTS     4
                   GROWTH OF A $10,000 INVESTMENT     5

                           PORTFOLIO AT A  GLANCE
                                 TOP TEN HOLDINGS     6
                               TOP FIVE COUNTRIES     6
                 Q&A WITH YOUR PORTFOLIO MANAGERS     7
                                GLOSSARY OF TERMS    11

                                 BY  THE  NUMBERS
                          YOUR FUND'S INVESTMENTS    12
                             FINANCIAL STATEMENTS    17
                    NOTES TO FINANCIAL STATEMENTS    24
                   REPORT OF INDEPENDENT AUDITORS    33

                           VAN KAMPEN INVESTMENTS
                   THE VAN KAMPEN FAMILY OF FUNDS    34
       BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    35

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

--------------------------------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
--------------------------------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS

JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions.Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                      (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                      (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

   [The following table was depicted as a bar chart in the printed material.]

Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.2%
Sep 00                   2.2%
Dec 00                   1.0%
Mar 01                   1.2%

SOURCE: Bureau of Economic Analysis

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

   [The following table was depicted as a line chart in the printed material.]

          Interest Rates    Inflation
Jun 99          5.0%          2.0%
Jul 99          5.0%          2.1%
Aug 99         5.25%          2.3%
Sep 99         5.25%          2.6%
Oct 99         5.25%          2.6%
Nov 99          5.5%          2.6%
Dec 99          5.5%          2.7%
Jan 00          5.5%          2.7%
Feb 00         5.75%          3.2%
Mar 00          6.0%          3.8%
Apr 00          6.0%          3.1%
May 00          6.5%          3.2%
Jun 00          6.5%          3.7%
Jul 00          6.5%          3.7%
Aug 00          6.5%          3.4%
Sep 00          6.5%          3.5%
Oct 00          6.5%          3.4%
Nov 00          6.5%          3.4%
Dec 00          6.5%          3.4%
Jan 01          5.5%          3.7%
Feb 01          5.5%          3.5%
Mar 01          5.0%          2.9%
Apr 01          4.5%          3.3%
May 01          4.0%          3.6%
Jun 01         3.75%          3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                      (3)

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                               A SHARES       B SHARES   C SHARES
----------------------------------------------------------------------------------
One-year total return based on NAV(1)             3.97%          3.36%       3.36%
----------------------------------------------------------------------------------
One-year total return(2)                         -2.03%         -1.36%       2.41
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)       4.43%          4.73%       5.33%
----------------------------------------------------------------------------------
Commencement date                              10/29/97       10/29/97    10/29/97
----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                      (4)

GROWTH OF A $10,000 INVESTMENT
(OCTOBER 29, 1997--JUNE 30, 2001)

[The following table was represented as a line chart in the printed material.]

                                    MSCI WORLD INDEX WITH NET DIVIDENDS
                                    measures the performance of securities with
                                    reinvested dividends on the exchange of
             GLOBAL EQUITY FUND     North America, Europe and Asia.+
10/97           $ 9,425                          $10,000
6/98            $10,498                          $11,321
6/99            $10,923                          $13,095
6/00            $11,275                          $14,691
6/01            $11,722                          $11,709

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI WORLD INDEX WITH NET DIVIDENDS OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
 + FACTSET RESEARCH SYSTEMS INC.


                                      (5)

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)

1. AVENTIS                          2.7%
   Develops chemicals, pharmaceuticals,
   and other products.

2. PHILIP MORRIS                    2.5%
   Manufactures and sells various
   consumer products.


3. VERIZON (FORMERLY BELL ATLANTIC) 1.9%
   Provides telecommunications services
   throughout the United States.

4. J.P. MORGAN CHASE                1.9%
   Offers commercial and consumer
   financial services worldwide.

5. NESTLE                           1.9%
   Produces food and cosmetics, including
   name brands Nestea, Nestle, and
   L'Oreal.

 6. TOTALFINAELF                     1.9%
    Explores for and produces oil and
    natural gas worldwide.

 7. CADBURY SCHWEPPES                1.7%
    Manufactures candy and soft drinks,
    including such brands as 7 UP,
    Canada Dry, Cadbury, and York.

 8. SBC COMMUNICATIONS               1.6%
    Offers telecommunication, Internet
    access, and cable-television services
    in the United States.

 9. NCR                              1.6%
    Develops information technology products,
    services, systems, and solutions.

10. GENERAL DYNAMICS                 1.5%
    Provides technical solutions to defense
    and commercial industries.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

   [The following table was depicted as a bar chart in the printed material.]

                     June 30, 2001    June 30, 2000
United States            43.8%            31.9%
United Kingdom           14.1%            16.5%
Japan                    11.1%            12.7%
France                    7.0%             7.5%
Netherlands               4.8%             5.1%

 *SUBJECT TO CHANGE DAILY.


                                      (6)

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2001. THE TEAM IS LED BY PORTFOLIO MANAGERS FRANCES CAMPION, MANAGING DIRECTOR, AND PAUL BOYNE, PRINCIPAL, MORGAN STANLEY INVESTMENT MANAGEMENT INC. THEY HAVE CO-MANAGED THE FUND SINCE ITS INCEPTION IN 1997. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q     WHAT MARKET CONDITIONS DID THE FUND FACE DURING THE LAST 12 MONTHS?

A It was a difficult time for many stock investors. Deteriorating economic news, weak corporate earnings and declining company valuations all drove world stock markets lower during the 12-month period.

      Many of the weakest-performing securities were in the technology, media and telecommunications (TMT) sectors. Poor TMT performance was a worldwide phenomenon, triggered by earnings shortfalls and severe inventory excesses by leading U.S. firms such as Cisco and Nortel. In Europe, TMT stocks had their own difficulties. Telecom companies participated in bidding wars for spectrum allocations--and unraveled their balance sheets in the process.

      These factors, coupled with extremely high valuations, led investors to flee TMT stocks in favor of those offering the potential for more predictable earnings. As a result, many investors selected stocks in consumer staples and other defensive areas of the economy. By the end of the reporting period, corporate valuations began returning to what we believed were more reasonable levels.

Q     HOW DID THE FUND PERFORM IN THIS CHALLENGING ENVIRONMENT?

A We were pleased with fund performance--especially when compared to the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The fund returned 3.97 percent during the 12 months ended June 30, 2001, compared with -20.40 percent for the MSCI World Index (net dividends).

PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISER.

     THE MSCI WORLD INDEX (NET DIVIDENDS) IS A BROAD-BASED, UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF THE UNITED


                                      (7)

STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST, AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX. THIS INDEX IS A STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q     WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A Despite the challenging environment, we expected our value-based investment approach to preserve capital better than the index in a declining market. We primarily attribute the fund's performance to:

o Its relatively small weighting in technology stocks--and from the robust performance of the tech stocks the fund did own.

o Its relatively large weighting in consumer staples--consumer-branded goods in industries such as food, tobacco, spirits, beverages, household products and food retailing. Two of the fund's most successful holdings in this area were Philip Morris, the U.S. food and tobacco conglomerate, and Allied Domecq, a U.K. beverage and restaurant business that owns such well-known brands as Dunkin' Donuts, Baskin Robbins and Kahlua.

      KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED AS FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q     HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

A Our overall investment strategy has remained the same since the fund's inception--we use a bottom-up stock picking approach to identify what we believe are good companies trading at a discount to their fair value. Because we try to find the best value on a global basis, we analyze each stock against its competitors around the world, allowing us to better understand a company's true competitive position.

      Due to the uncertain worldwide economic environment, we managed the fund defensively during the last 12 months. We avoided excessive exposure to companies we believed were highly sensitive to economic fluctuations. We tried to achieve this goal by:

o Investing in companies with established brand names, a loyal customer base and strong cash flow.

o Avoiding excessive exposure to technology stocks. We believe this sector has moved from a pure growth story to one more cyclical in nature.

o De-emphasizing financial stocks. We were concerned that companies in this sector would encounter difficulties if large customers defaulted on loans. However, the fund owned regional retail banks--which have less credit exposure and less revenue tied to the performance of capital markets than larger financial institutions.


                                      (8)

Q     IN WHICH REGIONS OF THE WORLD DID YOU IDENTIFY NEW INVESTMENTS FOR THE
      FUND?

A We found attractive value opportunities in the United States for the first time in several years, thanks to the bursting of the TMT bubble. As a result, the fund's weighting in U.S. stocks drifted upward throughout the period. We selected for the fund several blue-chip stocks that, until recently, we had been unwilling to invest in because of high valuations. McDonald's, Hewlett Packard, Bristol Myers Squibb, and FedEx were all added to the fund during the period.

      Meanwhile, we also identified opportunities in Japan on a company-by-company basis. In Japan, we found what we believed were high-quality global businesses at attractive prices. After looking closely at Canon, a market leader in copiers and digital photography, we added it to the fund's holdings. We were attracted to the company's ability to generate recurring revenues through the sale of product accessories such as ink cartridges.

Q     WHICH STOCKS SUFFERED DISAPPOINTING PERFORMANCES?

A One of the fund's weakest stocks during the period was Nippon Telegraph and Telephone (NTT). This Japanese telecommunications company owns a majority stake in NTT DoCoMo, the country's dominant wireless communications provider. However, during the reporting period the company's stock price dropped 61 percent as a result of the global telecommunications meltdown, Japan's ongoing economic crisis and the yen's continued weakness. We still have a positive outlook for NTT and continue to own it.

      Philips, a diversified Dutch electronics and semiconductor manufacturer, is another stock we favor for the long term but whose recent performance hurt fund results. The company's fortunes fell with those of the semiconductor industry, but we continue to own the stock and hope for better times ahead.

Q     WHAT DO YOU SEE AHEAD FOR THE MARKETS AND THE FUND?

A Against what appears to be an increasingly volatile and uncertain fundamental backdrop for global companies, we are comfortable with the portfolio's current defensiveness. Given continued economic weakness, we anticipate that we will remain overweight in consumer staples and underweight in technology, which we still believe is generally overvalued. In the near term, we expect to continue to focus on U.S. companies. Thanks to aggressive interest rate cuts by the Federal Reserve, we believe the country's economic cycle may be further along than in the rest of the world. As we continue to monitor the global economic situation, we will use our bottom-up investment strategy to help identify the best global value opportunities.


                                      (9)

      ANNUAL HOUSEHOLDING NOTICE

      To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (10)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.


                                      (11)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
COMMON STOCKS 96.2%
AUSTRALIA 0.7%
Westpac Banking Corp., Ltd. ...........................     501,878      $ 3,701,004
                                                                          ----------
CANADA 1.6%
Potash Corp. of Saskatchewan, Inc. ....................      44,160        2,530,409
TELUS Corp. ...........................................     244,524        5,507,950
                                                                          ----------
                                                                           8,038,359
                                                                          ----------
DENMARK 0.6%
Danisco A/S ...........................................      79,800        2,923,609
                                                                          ----------
FRANCE 7.0%
Alcatel ...............................................     122,360        2,558,511
Aventis S.A. ..........................................     174,542       13,933,572
Groupe Danone .........................................      37,630        5,163,784
Lafarge S.A. ..........................................      26,430        2,259,797
Pernod-Ricard .........................................      35,560        2,492,544
TotalFinaElf S.A. 'B' .................................      69,070        9,671,098
                                                                          ----------
                                                                          36,079,306
                                                                          ----------
GERMANY 1.6%
BASF AG ...............................................      68,934        2,701,875
Bayer AG ..............................................     138,749        5,403,044
                                                                          ----------
                                                                           8,104,919
                                                                          ----------
HONG KONG 1.2%
Hong Kong Electric Holdings Ltd. ......................   1,584,500        6,094,387
                                                                          ----------

IRELAND 0.9%
Green Property plc. ...................................     732,150        4,834,432
                                                                          ----------

ITALY 1.5%
ENI S.p.A. (a) ........................................     374,385        4,563,854
Telecom Italia S.p.A. .................................     703,020        3,356,585
                                                                          ----------
                                                                           7,920,439
                                                                          ----------


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
JAPAN 11.1%
Canon, Inc. ...........................................     149,000      $ 6,019,961
DDI Corp. .............................................       1,086        5,066,752
Fuji Photo Film Co., Ltd. .............................      61,000        2,630,807
Fuji Television Network, Inc. .........................         304        1,747,309
Fujitsu Ltd. ..........................................     283,000        2,971,903
Hitachi Ltd. ..........................................     501,000        4,919,836
Matsushita Electric Industrial Co., Ltd. ..............     155,000        2,425,428
Mitsubishi Electric Corp. .............................     509,000        2,521,640
Mitsui & Co. ..........................................     371,000        2,495,242
Nippon Telegraph & Telephone Corp. ....................       1,225        6,383,021
Sankyo Co., Ltd. ......................................     275,000        4,960,119
Sumitomo Marine & Fire Insurance Co., Ltd. ............     536,000        2,994,845
Tokyo Gas Co. .........................................   1,630,000        4,952,263
Toppan Printing Co., Ltd. .............................     402,000        4,134,563
Toshiba Corp. .........................................     483,000        2,551,581
                                                                          ----------
                                                                          56,775,270
                                                                          ----------

KOREA 0.3%
Samsung Electronics Co. GDR ...........................      19,100        1,464,015
                                                                          ----------
NETHERLANDS 4.8%
Akzo Nobel N.V. .......................................     126,880        5,370,491
ING Groep N.V. ........................................     105,338        6,884,196
Koninklijke (Royal) Philips Electronics N.V. ..........     175,261        4,645,358
Royal Dutch Petroleum Co. .............................     128,820        7,506,341
                                                                          ----------
                                                                          24,406,386
                                                                          ----------
NORWAY 0.5%
Statoil ASA (a) .......................................     358,600        2,650,804
                                                                          ----------
SINGAPORE 0.8%
United Overseas Bank Ltd. (Foreign) ...................     678,000        4,279,363
                                                                          ----------
SPAIN 0.5%
Telefonica S.A. .......................................     202,365        2,494,294
                                                                          ----------
SWEDEN 1.0% ...........................................
Nordea AB .............................................     912,500        5,201,534
                                                                          ----------
SWITZERLAND 4.2%
Cie Financiere Richemont AG 'A' .......................       1,705        4,363,768
Holcim Ltd. 'B' (a) ...................................      13,861        2,822,637
Nestle S.A. (a) .......................................      45,600        9,691,871
Syngenta AG (a) .......................................      38,362        2,017,031
UBS AG (Registered) ........................ ..........      17,040        2,441,329
                                                                          ----------
                                                                          21,336,636
                                                                          ----------


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
UNITED KINGDOM 14.1%
Allied Domecq plc .....................................   1,165,490      $ 7,275,285
BAA plc ...............................................     275,300        2,558,838
Blue Circle Industries plc. ...........................     345,016        2,391,760
British Aerospace plc .................................   1,480,940        7,101,454
British Telecom plc ...................................     422,400        2,659,036
Cadbury Schweppes plc .................................   1,288,420        8,700,391
Diageo plc ............................................     705,780        7,752,766
GKN plc ...............................................     234,200        2,249,386
GlaxoSmithKline plc ...................................     187,500        5,281,095
Great Universal Stores plc ............................     369,300        3,164,701
Imperial Tobacco Group plc ............................     355,390        4,179,116
Prudential Corp. plc ..................................     188,300        2,283,212
Reckitt Benckiser plc .................................     253,043        3,652,674
Sainsbury (J) plc .....................................     813,419        5,077,568
Vodafone AirTouch plc .................................   1,789,800        3,969,884
WPP Group plc .........................................     440,100        4,338,525
                                                                          ----------
                                                                          72,635,691
                                                                          ----------
UNITED STATES 43.8%
Albertson's, Inc. .....................................     204,428        6,130,796
Alcoa, Inc. ...........................................     161,500        6,363,100
American Home Products Corp. ..........................      43,000        2,512,920
Anheuser-Busch Cos., Inc. 'A' .........................      62,800        2,587,360
BJ's Wholesale Club, Inc. (a) .........................      78,980        4,206,475
Boise Cascade Corp. ...................................     182,410        6,415,360
Bristol-Myers Squibb Co. ..............................     142,000        7,426,600
Cadiz, Inc. (a) .......................................     403,898        4,038,980
Chevron Corp. .........................................      28,000        2,534,000
Deere & Co. ...........................................      72,180        2,732,013
Exelon Corp. ..........................................      96,161        6,165,843
FedEx Corp. (a) .......................................     103,100        4,144,620
First Data Corp. ......................................     110,500        7,099,625
General Dynamics Corp. ................................     101,590        7,904,718
GenRad, Inc. (a) ......................................     175,922        1,055,532
Georgia-Pacific Corp. .................................     147,460        4,991,521
Goodrich (B.F.) Co. ...................................      62,300        2,366,154
Halliburton Co. .......................................      69,400        2,470,640
Hewlett-Packard Co. ...................................      88,100        2,519,660
Honeywell International, Inc. .........................      28,100          983,219
Houghton Mifflin Co. ..................................      67,763        4,061,037
Interpublic Group of Cos., Inc. .......................     110,400        3,240,240
J.C. Penney Co., Inc. .................................     126,000        3,321,360
J.P. Morgan Chase & Co. ...............................     218,226        9,732,880
Kimberly-Clark Corp. ..................................     113,800        6,361,420


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
UNITED STATES (CONTINUED)
Kroger Co. (a) ........................................     115,400     $  2,885,000
Lockheed Martin Corp. .................................      77,784        2,881,897
MBIA, Inc. ............................................     110,155        6,133,430
McDonald's Corp. ......................................     141,600        3,831,696
McGraw-Hill Cos., Inc. ................................      46,500        3,075,975
Mellon Financial Corp. ................................     126,810        5,833,260
Merrill Lynch & Co., Inc. .............................      79,300        4,698,525
MetLife, Inc ..........................................     104,020        3,222,540
Motorola, Inc. ........................................     177,100        2,932,776
NCR Corp.(a) ..........................................     173,300        8,145,100
New York Times Co. 'A' ................................      93,640        3,932,880
Northrop Grumman Corp. ................................      58,500        4,685,850
Pharmacia Corp. .......................................     158,390        7,278,021
Philip Morris Cos., Inc. ..............................     253,470       12,863,602
Qwest Communications International, Inc. ..............      41,600        1,325,792
Sabre Holdings Corp. (a) ..............................      46,700        2,335,000
SBC Communications, Inc. ..............................     210,330        8,425,820
Sears, Roebuck & Co. ..................................     131,710        5,572,650
St. Paul Cos., Inc. ...................................      49,900        2,529,431
Tupperware Corp. ......................................     141,940        3,325,654
U.S. Bancorp ..........................................     148,395        3,381,922
Verizon Communications, Inc. ..........................     182,659        9,772,256
Viacom, Inc. 'B'(a) ...................................      84,100        4,352,175
                                                                         -----------
                                                                         224,787,325
                                                                         -----------
TOTAL LONG-TERM INVESTMENTS 96.2%
    (Cost $467,799,008) ...............................                  493,727,773
                                                                         -----------




SEE NOTES TO FINANCIAL STATEMENTS     (15)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR            MARKET
DESCRIPTION                                                  VALUE            VALUE
SHORT-TERM INVESTMENT 3.1%
REPURCHASE AGREEMENT 3.1%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $15,771,664,
collateralized by U.S. Treasury Notes 5.50%
due 3/31/03, valued at $16,098,661
    (Cost $15,767,000) ................................   $15,767,000     $ 15,767,000
                                                                          ------------

TOTAL INVESTMENTS IN SECURITIES 99.3%
    (Cost $483,566,008) ............................................       509,494,773
                                                                          ------------

FOREIGN CURRENCY 0.0%
    (Cost $149,132) ................................................           147,224
                                                                          ------------

TOTAL INVESTMENTS 99.3%
    (Cost $483,715,140) ............................................       509,641,997

OTHER ASSETS IN EXCESS OF LIABILITIES 0.7% .........................         3,399,387
                                                                          ------------

NET ASSETS 100% ....................................................      $513,041,384
                                                                          ============

(A) NON-INCOME PRODUCING SECURITY
GDR GLOBAL DEPOSITARY RECEIPT

SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION


                                                          MARKET          PERCENT OF
INDUSTRY                                                  VALUE           NET ASSETS
Consumer Staples ......................................  $91,776,767      17.9%
Consumer Discretionary ................................   68,619,984      13.4
Financials ............................................   68,151,903      13.3
Industrials ...........................................   49,810,271       9.7
Telecommunication Services ............................   48,961,390       9.5
Materials .............................................   43,267,025       8.4
Health Care ...........................................   41,392,326       8.1
Information Technology ................................   35,138,875       6.8
Energy ................................................   29,396,739       5.7
Utilities .............................................   17,212,493       3.4
                                                        ------------      ----
                                                        $493,727,773      96.2%
                                                        ============      ====


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $483,566,008) ...............   $ 509,494,773
Foreign Currency (Cost $149,132) ......................................         147,224
Cash ..................................................................             378
Receivable for:
  Fund Shares Sold ....................................................       7,493,485
  Investments Sold ....................................................       5,249,140
  Dividends ...........................................................       1,111,443
  Foreign Withholding Tax Reclaim .....................................         675,861
  Interest ............................................................           3,241
Net Unrealized Gain on Foreign Currency Exchange Contracts ............       1,082,988
Deferred Organizational Costs .........................................           6,096
Other .................................................................          54,101
                                                                          -------------
  Total Assets ........................................................     525,318,730
                                                                          -------------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................       8,442,248
  Fund Shares Redeemed ................................................       2,561,832
  Distribution (12b-1) and Service Fees ...............................         467,987
  Investment Advisory Fees ............................................         414,694
  Administrative Fees .................................................         109,037
  Shareholder Reporting Expenses ......................................         107,674
  Transfer Agent Fees .................................................          53,441
  Directors' Fees and Expenses ........................................          52,704
  Professional Fees ...................................................          49,413
  Custody Fees ........................................................          18,316
                                                                          -------------
    Total Liabilities .................................................      12,277,346
                                                                          -------------
NET ASSETS ............................................................   $ 513,041,384
                                                                          =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)   $      49,400
Paid in Capital in Excess of Par ......................................     486,079,422
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations ...................................      26,892,231
Accumulated Net Investment Income .....................................         502,440
Accumulated Distributions in Excess of Net Realized Gain ..............        (482,109)
                                                                          -------------
NET ASSETS ............................................................   $ 513,041,384
                                                                          =============


SEE NOTES TO FINANCIAL STATEMENTS     (17)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

Class A Shares:
  Net Asset Value and Redemption Price Per Share (Based on Net Assets
  of $90,699,178 and 8,584,401 Shares Outstanding) .............................  $ 10.57
                                                                                  =======
  Maximum Sales Charge                                                               5.75%
  Maximum Offering Price Per Share (Net Asset Value
  Per Share x 100/(100% - maximum sales charge)) ...............................  $ 11.21
                                                                                  =======
Class B Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets
  of $383,907,533 and 37,101,039 Shares Outstanding)* ..........................  $ 10.35
                                                                                  =======
Class C Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets of
  $38,434,673 and 3,714,959 Shares Outstanding)* ...............................  $ 10.35
                                                                                  =======

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................   $ 11,602,348
Interest ..............................................................        862,147
Less Foreign Taxes Withheld ...........................................       (776,757)
                                                                          ------------
     Total Income .....................................................     11,687,738
                                                                          ------------
EXPENSES:
Investment Advisory Fees ..............................................      5,211,163
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $178,545, $4,102,077 and $396,348, respectively) .................      4,676,970
Administrative Fees ...................................................      1,320,157
Transfer Agent Fees ...................................................        238,901
Shareholder Reports ...................................................        212,503
Custody Fees ..........................................................        118,142
Professional Fees .....................................................         83,002
Filing and Registration fees ..........................................         36,409
Directors' Fees and Expenses ..........................................         13,688
Amortization of Organizational Costs ..................................          4,577
Other .................................................................         19,149
                                                                          ------------
   Total Expenses .....................................................     11,934,661
                                                                          ------------
NET INVESTMENT LOSS ...................................................   $   (246,923)
                                                                          ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................   $  5,575,294
Foreign Currency Transactions .........................................        801,470
                                                                          ------------
Net Realized Gain .....................................................      6,376,764
                                                                          ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
Beginning of the Period ...............................................     14,463,712
End of the Period:
 Investments .........................................................      25,928,765
 Foreign Currency Translations .......................................         963,466
                                                                          ------------
                                                                            26,892,231
                                                                          ------------
Net Unrealized Appreciation During the Period .........................     12,428,519
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ......................................   $ 18,805,283
                                                                          ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $ 18,558,360
                                                                          ============


SEE NOTES TO FINANCIAL STATEMENTS     (19)

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 2001   JUNE 30, 2000
                                                              -------------   -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ......................................   $    (246,923)   $  (1,546,274)
Net Realized Gain ........................................       6,376,764       56,261,820
Net Unrealized Appreciation/Depreciation During the Period      12,428,519      (46,892,502)
                                                             -------------    -------------
Net Increase in Net Assets Resulting from Operations .....      18,558,360        7,823,044
                                                             -------------    -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ..................................................      (5,859,987)      (3,981,600)
Class B ..................................................     (35,597,043)     (32,257,364)
Class C ..................................................      (3,404,101)      (3,351,236)
In Excess of Net Realized Gain:
Class A ..................................................         (74,302)              -0-
Class B ..................................................        (451,352)              -0-
Class C ..................................................         (43,162)              -0-
                                                             -------------    -------------
Net Decrease in Net Assets Resulting from Distributions ..     (45,429,947)     (39,590,200)
                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ...............................................     193,699,687      223,168,409
Distributions Reinvested .................................      42,380,433       37,021,039
Redeemed .................................................    (262,744,544)    (398,054,833)
                                                             -------------    -------------
Net Decrease in Net Assets Resulting from Capital
  Share Transactions .....................................     (26,664,424)    (137,865,385)
                                                             -------------    -------------
Total Decrease in Net Assets .............................     (53,536,011)    (169,632,541)
NET ASSETS--Beginning of Period ..........................     566,577,395      736,209,936
                                                             -------------    -------------
NET ASSETS---End of Period (Including accumulated net
  investment income/loss of $502,440 and $(48,992),
  respectively) ..........................................   $ 513,041,384    $ 566,577,395
                                                             =============    =============


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       YEAR ENDED JUNE 30,
                                              ------------------------------------   OCTOBER 29, 1997*
CLASS A SHARES                                2001#         2000#           1999#    TO JUNE 30, 1998
                                              -----         -----           -----    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  11.10      $   11.47       $  11.12       $  10.00
                                            --------      ---------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ............            0.07           0.06           0.05           0.06
  Net Realized and Unrealized Gain .            0.38           0.25           0.40           1.08
                                            --------      ---------       --------       --------
Total From Investment Operations ...            0.45           0.31           0.45           1.14
                                            --------      ---------       --------       --------
DISTRIBUTIONS
  Net Investment Income ............              -0-            -0-         (0.08)         (0.02)
  In Excess of Net Investment Income              -0-            -0-         (0.01)            -0-
  Net Realized Gain ................           (0.97)         (0.68)         (0.01)            -0-
  In Excess of Net Realized Gain ...           (0.01)            -0-            -0-            -0-
                                            --------      ---------       --------       --------
Total Distributions ................           (0.98)         (0.68)         (0.10)         (0.02)
                                            --------      ---------       --------       --------
NET ASSET VALUE, END OF PERIOD .....        $  10.57      $   11.10       $  11.47       $  11.12
                                            ========      =========       ========       ========
Total Return (1) ...................            3.97%          3.22%          4.05%         11.38%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..        $ 90,699      $  81,714       $ 76,731       $ 80,508
Ratio of Expenses to
  Average Net Assets ...............            1.64%          1.66%          1.65%          1.70%
Ratio of Net Investment Income/
  Loss to Average Net Assets .......            0.60%          0.53%          0.44%         (0.88)%
Portfolio Turnover Rate ............              33%            47%            40%             4%**

 *    COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     (21)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       YEAR ENDED JUNE 30,
                                              --------------------------------------     OCTOBER 29, 1997*
CLASS B SHARES                                 2001#          2000#           1999#      TO JUNE 30, 1998
                                               -----          -----           -----      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $     10.96     $     11.42     $     11.08      $     10.00
                                          -----------     -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........         (0.02)          (0.04)          (0.03)            0.01
  Net Realized and Unrealized Gain ....          0.39            0.26            0.39             1.07
                                          -----------     -----------     -----------      -----------
Total From Investment Operations ......          0.37            0.22            0.36             1.08
                                          -----------     -----------     -----------      -----------
DISTRIBUTIONS
  Net Investment Income ...............            -0-             -0-          (0.01)              -0-
  In Excess of Net Investment Income ..            -0-             -0-             -0-+             -0-
  Net Realized Gain ...................         (0.97)          (0.68)          (0.01)              -0-
  In Excess of Net Realized Gain ......         (0.01)             -0-             -0-              -0-
                                          -----------     -----------     -----------      -----------
Total Distributions ...................         (0.98)          (0.68)          (0.02)             -0-
                                          -----------     -----------     -----------      -----------
NET ASSET VALUE, END OF PERIOD ........   $     10.35     $     10.96     $     11.42      $     11.08
                                          ===========     ===========     ===========      ===========
Total Return (1) ......................          3.36%           2.24%           3.29%           10.84%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....   $   383,907     $   442,256     $   596,339      $   623,229
Ratio of Expenses to Average Net Assets          2.39%           2.41%           2.40%            2.45%
Ratio of Net Investment Income/
  Loss to Average Net Assets ..........         (0.15)%         (0.34)%         (0.31)%           0.12%
Portfolio Turnover Rate ...............            33%             47%             40%               4%**

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      (22)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                     YEAR ENDED JUNE 30,
                                            ------------------------------------      OCTOBER 29, 1997*
CLASS C SHARES                               2001#          2000#          1999#      TO JUNE 30, 1998
                                             -----          -----          -----      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $    10.96     $    11.42     $    11.07       $    10.00
                                          ----------     ----------     ----------       ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........        (0.02)         (0.04)         (0.03)            0.01
  Net Realized and Unrealized Gain ....         0.39           0.26           0.40             1.06
                                          ----------     ----------     ----------       ----------
Total From Investment Operations ......         0.37           0.22           0.37             1.07
                                          ----------     ----------     ----------       ----------

DISTRIBUTIONS
  Net Investment Income ...............           -0-            -0-         (0.01)              -0-
  In Excess of Net Investment Income ..           -0-            -0-            -0-+             -0-
  Net Realized Gain ...................        (0.97)         (0.68)         (0.01)              -0-
  In Excess of Net Realized Gain ......        (0.01)            -0-            -0-              -0-
                                          ----------     ----------     ----------       ----------
Total Distributions ...................        (0.98)         (0.68)         (0.02)              -0-
                                          ----------     ----------     ----------       ----------
NET ASSET VALUE, END OF PERIOD ........   $    10.35     $    10.96     $    11.42       $    11.07
                                          ==========     ==========     ==========       ==========
Total Return (1) ......................         3.36%          2.24%          3.39%           10.74%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....   $   38,435     $   42,607     $   63,140       $   69,572
Ratio of Expenses to Average Net Assets         2.39%          2.41%          2.40%            2.45%
Ratio of Net Investment Income/
  Loss to Average Net Assets ..........        (0.15)%        (0.36)%        (0.32)%           0.13%
Portfolio Turnover Rate ...............           33%            47%            40%               4%**

 *    COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

 +    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     (23)

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2001

      The Van Kampen Global Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in


                                      (24)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending October 28, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $484,110,545, the aggregate gross unrealized appreciation is $61,481,788 and the aggregate gross unrealized depreciation is $36,097,560, resulting in net unrealized appreciation on long- and short-term investments of $25,384,228.


                                      (25)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to expenses which are not deductible for tax purposes totaling $3,115 has been reclassified from accumulated net investment income to paid in capital in excess of par. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $801,470 has been reclassified from accumulated distributions in excess of net realized gain to accumulated net investment income. A permanent difference totaling $171,152 related to a correction of prior year amounts has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net realized gain.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income and expenses transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.


                                      (26)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                     % PER ANNUM
First $750 million ....................         1.00%
Next $500 million .....................         0.95%
Over $1.25 billion ....................         0.90%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                            CLASS B
                      CLASS A                             AND CLASS C
                   MAX. OPERATING                       MAX. OPERATING
                   EXPENSE RATIO                         EXPENSE RATIO
                       1.80%                                 2.55%

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $6,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $38,700, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.


                                      (27)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $238,901. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $43,074 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended June 30, 2001, the Fund incurred approximately $27,200 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker dealer.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end


                                      (28)

NOTES  TO FINANCIAL STATEMENTS
JUNE 30, 2001

sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                  CONTINGENT DEFERRED SALES
                                CHARGE ON ASSETS SUBJECT TO
                                         SALES CHARGE
YEAR OF REDEMPTION                 CLASS B       CLASS C
First ...........................   5.00%         1.00%
Second ..........................   4.00%          None
Third ...........................   3.00%          None
Fourth ..........................   2.50%          None
Fifth ...........................   1.50%          None
Thereafter ......................    None          None


      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $99,400 and CDSC on redeemed shares of Classes B and C of approximately $203,300. Sales charges do not represent expenses of the Fund.


                                      (29)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

                                                   YEAR ENDED          YEAR ENDED
                                                 JUNE 30, 2001       JUNE 30, 2000
                                                 -------------       -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................      16,071,936           17,302,482
     Distributions Reinvested ...............         515,311              336,380
     Redeemed ...............................     (15,363,039)         (16,969,125)
                                                -------------        -------------
   Net Increase in Class A Shares Outstanding       1,224,208              669,737
                                                =============        =============
   Dollars:
    Subscribed ..............................   $ 171,020,439        $ 188,823,212
     Distributions Reinvested ...............       5,385,000            3,521,901
     Redeemed ...............................    (165,044,924)        (185,892,793)
                                                -------------        -------------
   Net Increase .............................   $  11,360,515        $   6,452,320
                                                =============        =============
   Ending Paid in Capital ...................   $  86,235,352+       $  74,820,756+
                                                =============        =============
CLASS B:
   Shares:
     Subscribed .............................       1,185,532            2,877,849
     Distributions Reinvested ...............       3,295,103            2,931,584
     Redeemed ...............................      (7,737,242)         (17,652,678)
                                                -------------        -------------
   Net Decrease in Class B Shares Outstanding      (3,256,607)         (11,843,245)
                                                =============        =============
   Dollars:
     Subscribed .............................   $  12,572,353        $  30,744,324
     Distributions Reinvested ...............      33,807,767           30,429,833
     Redeemed ...............................     (82,368,927)        (188,036,986)
                                                -------------        -------------
   Net Decrease .............................   $ (35,988,807)       $(126,862,829)
                                                =============        =============
   Ending Paid in Capital ...................   $ 363,445,456+       $ 399,141,563+
                                                =============        =============
CLASS C:
   Shares:
     Subscribed .............................         971,754              330,119
     Distributions Reinvested ...............         310,689              295,694
     Redeemed ...............................      (1,455,928)          (2,264,840)
                                                -------------        -------------
   Net Decrease in Class C Shares Outstanding        (173,485)          (1,639,027)
                                                =============        =============
   Dollars:
     Subscribed .............................   $  10,106,895        $   3,600,873
     Distributions Reinvested ...............       3,187,666            3,069,305
     Redeemed ...............................     (15,330,693)         (24,125,054)
                                                -------------        -------------
   Net Decrease .............................   $  (2,036,132)       $ (17,454,876)
                                                =============        =============
   Ending Paid in Capital ...................   $  36,616,051+       $  38,623,984+
                                                =============        =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1F.


                                      (30)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $167,783,465 and sales of $231,412,047 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $3,170,200 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $1,240,200.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

      Summarized below are the specific types of derivative financial instruments used by the Fund.


                                      (31)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

      At June 30, 2001, the Fund had outstanding forward currency contract as follows:

                                     CURRENT           UNREALIZED
      FORWARD CURRENCY CONTRACT       VALUE           APPRECIATION
      SHORT CONTRACT:
      Japanese Yen, 3,600,000,000
       expiring 9/10/01              $29,082,672      $1,082,988
                                     ===========      ==========


                                      (32)

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Equity Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (33)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH

  Aggressive Growth
  American Value*
  Emerging Growth
  Enterprise
  Equity Growth
  Focus Equity
  Growth
  Mid Cap Growth
  Pace
  Select Growth
  Small Cap Growth
  Small Cap Value
  Tax Managed Equity Growth
  Technology

GROWTH AND INCOME

  Comstock
  Equity Income
  Growth and Income
  Harbor
  Real Estate Securities
  Utility
  Value
  Value Opportunities

GLOBAL/INTERNATIONAL

  Asian Growth
  Emerging Markets
  European Equity
  Global Equity
  Global Equity Allocation
  International Magnum
  Latin American
  Tax Managed Global Franchise
  Worldwide High Income

INCOME

  Corporate Bond
  Government Securities
  High Income Corporate Bond
  High Yield
  Limited Maturity Government
  U.S. Government
  U.S. Government Trust for Income

CAPITAL PRESERVATION

  Reserve
  Tax Free Money

SENIOR LOAN

  Prime Rate Income Trust
  Senior Floating Rate

TAX FREE

  California Insured Tax Free
  Florida Insured Tax Free Income
  High Yield Municipal**
  Insured Tax Free Income
  Intermediate Term Municipal Income
  Municipal Income
  New York Tax Free Income
  Pennsylvania Tax Free Income
  Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o     visit our Web site at www.vankampen.com -- to view a prospectus, select
      DOWNLOAD PROSPECTUS                      [ILLUSTRATION OF COMPUTER]

o     call us at (800) 341-2911 Telecommunications Device for the Deaf (TDD)
      users, call (800)421-2833.               [ILLUSTRATION OF PHONE]

o     e-mail us by visiting www.vankampen.com and selecting CONTACT US
                                               [ILLUSTRATION OF ENVELOPES]

*  Closed to new investors

** Open to new investors for a limited time


                                      (34)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL EQUITY FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
The following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2001. The Fund designated and paid $37,742,324 as a long-term capital gain distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year. For corporate shareholders 76% of the ordinary dividends qualify for the dividends received deduction. The Fund intends to pass through foreign tax credits of $776,757 and has derived gross income from sources within foreign countries amounting to $7,534,345.**
--------------------------------------------------------------------------------

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**    THIS INFORMATION IS UNAUDITED.


                                      (35)

YOUR NOTES:

VAN KAMPEN PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                        VAN KAMPEN
                                        INVESTMENTS
                                        GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2001 Van Kampen Funds Inc. All rights reserved.
                     465, 565, 665                               3622H01-AP-8/01
                     MSGL ANR 8/01

                               VAN KAMPEN
                               GLOBAL EQUITY
                               ALLOCATION FUND

                               ANNUAL REPORT

                               JUNE 30, 2001

                               [PHOTO OF BOY TOSSING BALL]

                               Privacy Notice information on the back.

                               VAN KAMPEN
                               INVESTMENTS
                               GENERATIONS OF EXPERIENCE(SM)

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    40
               NOTES TO FINANCIAL STATEMENTS    47
              REPORT OF INDEPENDENT AUDITORS    57

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    58
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    59

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

              ----------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              ----------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets. To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                      (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                      (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

  [The following table was depicted as a bar chart in the printed material.]

Mar 99                   3.5%
Jun 99                   2.5%
Sep 99                   5.7%
Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.2%
Sep 00                   2.2%
Dec 00                   1.0%
Mar 01                   1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

  [The following table was depicted as a line chart in the printed material.]

                   Interest Rates     Inflation
Jun 99                   5.0%            2.0%
Jul 99                   5.0%            2.1%
Aug 99                  5.25%            2.3%
Sep 99                  5.25%            2.6%
Oct 99                  5.25%            2.6%
Nov 99                   5.5%            2.6%
Dec 99                   5.5%            2.7%
Jan 00                   5.5%            2.7%
Feb 00                  5.75%            3.2%
Mar 00                   6.0%            3.8%
Apr 00                   6.0%            3.1%
May 00                   6.5%            3.2%
Jun 00                   6.5%            3.7%
Jul 00                   6.5%            3.7%
Aug 00                   6.5%            3.4%
Sep 00                   6.5%            3.5%
Oct 00                   6.5%            3.4%
Nov 00                   6.5%            3.4%
Dec 00                   6.5%            3.4%
Jan 01                   5.5%            3.7%
Feb 01                   5.5%            3.5%
Mar 01                   5.0%            2.9%
Apr 01                   4.5%            3.3%
May 01                   4.0%            3.6%
Jun 01                  3.75%            3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                      (3)

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                           A SHARES      B SHARES       C SHARES
--------------------------------------------------------------------------------
One-year total return based on NAV(1)      -15.03%      -15.73%         -15.65%
--------------------------------------------------------------------------------
One-year total return(2)                   -19.90%      -19.22%         -16.35%
--------------------------------------------------------------------------------
Five-year average annual total return(2)     6.54%        6.79%           7.02%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)  9.78%        8.89%           9.73%
--------------------------------------------------------------------------------
Commencement date                           1/4/93       8/1/95          1/4/93
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                      (4)

GROWTH OF A $10,000 INVESTMENT
(JANUARY 4, 1993--JUNE 30, 2001)

  [The following table was depicted as a line chart in the printed material.]

                                                         MSCI WORLD INDEX WITH NET DIVIDENDS
                                                        measures the performance of securites
                                                     with reinvested dividends on the exchanges
            GLOBAL EQUITY ALLOCATION FUND              of North America, Europe, and Asia.+
1/93                  $ 9,425                                          $10,000
6/93                  $10,452                                          $11,515
6/94                  $11,395                                          $12,696
6/95                  $12,157                                          $14,050
6/96                  $15,150                                          $16,640
6/97                  $18,273                                          $20,346
6/98                  $21,227                                          $21,840
6/99                  $23,013                                          $25,262
6/00                  $25,966                                          $28,341
6/01                  $22,064                                          $22,588

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI WORLD INDEX WITH NET DIVIDENDS OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS
DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+     FACTSET RESEARCH SYSTEMS INC.


                                      (5)

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)

1.  EXXON MOBIL                                                 2.3%
    Explores for and produces petroleum and petrochemicals
    worldwide.

2.  GENERAL ELECTRIC                                            2.0%
    Produces appliances, lighting products, aircraft engines,
    and plastics.

3.  GLAXOSMITHKLINE                                             1.9%
    Develops and markets pharmaceuticals and consumer
    products worldwide.

4.  ROYAL DUTCH PETROLEUM                                       1.4%
    Explores for and produces oil and natural gas, and
    manufactures chemicals.

5.  NOVARTIS                                                    1.4%
    Develops and produces pharmaceuticals and consumer health
    products, including such brands as Gerber and Maalox.

6.  MICROSOFT                                                   1.3%
    Develops and supports a range of software products.

7.  NESTLE                                                      1.0%
    Produces food and cosmetics, including name brands Nestea,
    Nestle, and L'Oreal.

8.  ROCHE HOLDINGS                                              1.0%
    Develops pharmaceuticals and provides health care worldwide.

9.  MERCK                                                       1.0%
    Develops human and animal health-care products.

10. PFIZER                                                      0.9%
    Manufactures pharmaceuticals, including Viagra and
    Lipitor, and consumer products such as Certs, Listerine,
    and Visine.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

  [The following table was depicted as a bar chart in the printed material.]

                           June 30, 2001         June 30, 2000
United States                  43.5%                 38.4%
United Kingdom                 10.1%                  6.9%
Japan                           9.1%                 10.4%
Switzerland                     4.2%                  3.1%
Netherlands                     4.0%                  4.4%

* SUBJECT TO CHANGE DAILY.


                                      (6)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL
EQUITY ALLOCATION FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2001. THE TEAM IS CO-LED BY PORTFOLIO MANAGERS BARTON M. BIGGS AND ANN D. THIVIERGE, MORGAN STANLEY INVESTMENT MANAGEMENT INC., WHO HAVE MANAGED THE FUND SINCE 1995. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q     WHAT MAJOR MARKET FACTORS INFLUENCED THE FUND DURING THE REPORTING PERIOD?

A The global economic environment slowed during the 12-month period. Deteriorating economic news, weak corporate earnings and declining company valuations all drove world stock markets lower. Following the Federal Reserve Board's (the Fed) lead in January 2001, central banks worldwide attempted to revive their sluggish economies by lowering interest rates. Despite these drastic actions, we remained skeptical about the widely anticipated success of these monetary easing policies.

   Many of the weakest-performing securities during the reporting period were of companies in the technology, media and telecommunications (TMT) sectors. Poor TMT performance was a worldwide phenomenon, but the situation was especially pronounced in the United States. Leading U.S. TMT companies, such as Cisco and Intel, announced earnings shortfalls and severe inventory excesses. European TMT stocks went through a similar correction.

   These factors, coupled with extremely high valuations, led investors to flee TMT stocks in favor of securities offering the potential for more predictable earnings--such as those in consumer staples, health care and other defensive areas of the economy.

Q  IN LIGHT OF THOSE FACTORS, HOW DID THE FUND PERFORM?

A The fund, which was vulnerable to many of the same forces that depressed worldwide market performance, returned -15.03 percent during the 12 months ended June 30, 2001. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO
0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE


                                      (7)

MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

   However, the fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index (net dividends), which returned -20.40. The fund's relative performance was helped by several factors, including:

o a relatively small weighting in TMT stocks

o a relatively large position in energy stocks

o a focus on value investments, which outperformed during the past 12 months

o our decision to keep a portion of fund assets in cash

   THE MSCI WORLD INDEX (NET DIVIDENDS) IS A BROAD-BASED, UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST, AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX. THIS INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional performance results.

Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND IN THE RECENT MARKET
   ENVIRONMENT?

A Shortly before the reporting period began, we repositioned the portfolio to become more defensive. We maintained a defensive focus during the last 12 months, though we did look to adjust the portfolio as market conditions warranted.

   One such change involved reducing the fund's weighting in financial stocks, especially banks. By the end of the reporting period, our position in bank stocks was approximately half that of our benchmark. We limited our investments in this area because we believed valuations were unattractive and the global economic environment--especially in the United States--could deteriorate further. If economic growth continues to decline, we believe banks could be vulnerable as they try to recover loans from overextended corporate and consumer borrowers.

   As we mentioned, the fund was underweighted in TMT stocks. However, we did selectively add to our positions in this sector because the market downturn provided us with potentially attractive buying opportunities.

   Because we were concerned that global markets might fall further, we kept a portion of portfolio assets--approximately 10 percent as of June 30, 2001--in cash. Besides helping to protect the fund from declining stock prices, available cash may allow us to quickly take advantage of market opportunities as they arise.

   A high percentage of portfolio assets in cash also meant that we had correspondingly less invested in many regions of the world. For example, relative to its benchmark, the fund continued to have a modest weighting in the United States. We also reduced our position in European securities. Though we see the potential for continued long-term growth, we are concerned the European Central Bank (ECB) acted too slowly in reducing interest rates to avert an even


                                      (8)
sharper economic downturn. Our European investments were concentrated primarily in defensive areas such as pharmaceuticals, energy and consumer staples.

   In Asia, we were underweight in Japanese stocks relative to our benchmark. During the reporting period, Japan's economy and stock markets continued their decade-long struggle. The country's new prime minister, Junichiro Koizumi, faces significant challenges in implementing the structural reforms that will be needed to turn around Japan's faltering economy.

   We also eliminated the fund's investments in Singapore, a country in which we had previously been overweighted. We believed Singapore's economy was too dependent on the U.S. technology cycle.

Q  WHAT DO YOU SEE AHEAD FOR GLOBAL MARKETS AND THE FUND?

A We are unsure how effective the interest rate cuts made by the Fed and the ECB will be. In our view, the greater economic problem stems from excess inventory and over-investment--and these are problems interest-rate cuts cannot solve.

   We believe the global slowdown may last longer than some analysts are predicting. Signs continue to point to weakness in the United States and Europe, and we remain skeptical that Japan can implement needed economic reforms in the near term. Valuations have come down considerably in the U.S. and European stock markets but, generally, stocks are not cheap, and we expect corporate earnings for 2002 to be marked down significantly. We believe stock markets will not sustain a rally until it becomes clearer that global economies and corporate earnings have reached their low points.

   We plan to continue investing in defensive areas of the economy and to steer clear of those sectors we believe may underperform--including financial, technology hardware and equipment, and telecommunications. In the meantime, we will continue to watch the markets for signs of fundamental improvement, waiting for the right opportunity to put cash back into stocks.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.



                                      (9)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen Mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.


                                      (10)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
COMMON STOCKS 87.0%
AUSTRALIA  1.3%
Amcor Ltd. .......................................        39,437    $    133,160
AMP Ltd. .........................................        28,411         318,702
Australian Gas Light Co., Ltd. ...................        22,668          98,044
BHP Billiton Ltd .................................        66,080         350,186
BHP Billiton Ltd. (a) ............................        70,382         382,318
Brambles Industries Ltd. .........................         9,544         233,660
Coca-Cola Amatil Ltd. ............................        28,774          70,446
Coles Myer Ltd. ..................................        48,732         157,089
Commonwealth Bank of Australia ...................        13,018         226,750
CSL Ltd. .........................................         4,180         101,697
CSR Ltd. .........................................        12,854          46,549
Faulding (F.H.) & Co., Ltd. ......................         5,074          33,243
Foster's Group Ltd. ..............................        80,354         224,596
General Property Trust ...........................        66,834          94,767
Goodman Fielder Ltd. .............................        54,587          32,687
Leighton Holdings Ltd. ...........................        11,930          50,809
Lend Lease Corp., Ltd. ...........................        24,404         156,213
Mayne Nickless Ltd. ..............................        17,111          56,292
M.I.M. Holdings Ltd. .............................        27,184          16,638
National Australia Bank Ltd. .....................        65,112       1,164,091
News Corp., Ltd. .................................        82,210         755,559
Normandy Mining Ltd. .............................        91,533          57,891
OneSteel Ltd. ....................................        12,071           5,664
Orica Ltd. .......................................         5,646          12,826
Pacific Dunlop Ltd. ..............................        23,344          10,002
PaperlinX Ltd. ...................................         9,831          20,358
QBE Insurance Group Ltd. .........................        12,414          74,778
Rio Tinto Ltd. ...................................         9,577         166,765
Santos Ltd. ......................................        26,339          87,188
Schroders plc ....................................        17,133          21,270
Southcorp Ltd. ...................................        27,923         108,354
Stockland Trust Group (a) ........................        14,541          29,837
Suncorp-Metway Ltd. ..............................        13,823         105,785
TABCORP Holdings Ltd. ............................        14,228          68,941
Telstra Corp., Ltd. ..............................        93,105         255,487
Wesfarmers Ltd. ..................................         8,521         117,824
Westfield Trust (a) ..............................        60,660         103,896
Westfield Trust (a) ..............................         2,201           3,615


SEE NOTES TO FINANCIAL STATEMENTS     (11)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
AUSTRALIA (CONTINUED)
Westpac Banking Corp., Ltd. ......................        84,461    $    622,842
WMC Ltd. .........................................        92,038         449,724
Woolworths Ltd. ..................................        51,272         287,664
                                                                    ------------
                                                                       7,314,207
                                                                    ------------
AUSTRIA 0.2%
Austria Tabakwerke AG ............................         3,719         259,735
Boehler-Udderholm AG .............................           263           9,796
BWT AG ...........................................         2,850          80,824
Flughafen Wein AG ................................         2,637          85,387
Generali Holding Vienna AG .......................           789         101,525
Mayr-Melnhof Karton AG ...........................           342          15,136
Oesterreichische Brau-Beteiligungs AG ............         1,548          56,611
Oesterreichish Elektrizitaets 'A' ................         5,159         427,999
VA Technologies AG ...............................           582          18,747
Wienerberger Baustoffindustrie AG ................         2,684          45,443
                                                                    ------------
                                                                       1,101,203
                                                                    ------------
BELGIUM 0.0%
Kredietbank N.V. .................................         1,246          44,302
Solvay S.A. ......................................           586          29,020
UCB S.A. .........................................           892          30,998
                                                                    ------------
                                                                         104,320
                                                                    ------------
CANADA 1.6%
Abitibi-Consolidated, Inc. .......................         9,450          72,199
Agrium, Inc. .....................................         5,050          49,925
Alberta Energy Co., Ltd. .........................         4,400         181,124
Alcan Aluminum Ltd. ..............................        11,650         489,541
Alcan, Inc. ......................................         5,899         248,294
Anderson Exploration Ltd. (a) ....................         3,100          62,580
Ballard Power Systems, Inc. (a) ..................           800          37,916
Bank of Montreal .................................         7,400         190,568
Bank of Nova Scotia ..............................         7,600         227,254
Barrick Gold Corp. ...............................        15,000         228,216
BCE, Inc. ........................................        15,500         415,498
Biovail Corp. (a) ................................         1,600          69,899
Bombardier, Inc. 'B' .............................        40,600         609,682
Branscan Corp. 'A' ...............................         2,900          49,699
Cameco Corp. .....................................         1,300          27,313
Canadian Imperial Bank of Commerce ...............        18,600         632,741
Canadian Natural Resources Ltd. ..................         3,500         103,389
Canadian Pacific Ltd. ............................         8,100         312,839
Canadian Tire Corp. 'A' ..........................         2,200          37,659
Celestica, Inc. (a) ..............................           800          41,056


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
CANADA (CONTINUED)
C.I. Fund Management, Inc. .......................         9,600    $     84,600
Cognos, Inc. (a) .................................           800          14,068
Cominco Ltd. .....................................         3,163          58,331
Dofasco, Inc. ....................................         3,700          59,461
Domtar, Inc. .....................................         2,300          21,223
Fairfax Financial Holdings Ltd. (a) ..............           100          15,010
Four Seasons Hotels, Inc. ........................           800          44,244
George Weston Ltd. ...............................         4,900         284,066
Gulf Canada Resources Ltd. (a) ...................        22,200         179,554
Imperial Oil Ltd. ................................        16,500         422,199
Inco Ltd. (a) ....................................         7,850         135,461
Investors Group, Inc .............................           775          10,923
Magna International, Inc. 'A' ....................         1,800         110,528
MDS, Inc. 'B' (a) ................................         9,500         107,620
National Bank of Canada ..........................         3,300          63,031
Nexen, Inc. (a) ..................................         5,100         127,979
Noranda, Inc. ....................................        11,950         127,426
Nortel Networks Corp. ............................        48,864         450,567
Petro-Canada .....................................        10,300         244,356
Placer Dome, Inc. ................................        18,500         180,333
Placer Dome, Inc. ADR ............................         4,460          43,708
Potash Corp. of Saskatchewan, Inc. ...............         1,900         108,872
Power Corp. of Canada ............................         5,900         136,007
Quebecor, Inc. 'B' ...............................         5,200          87,163
Rogers Communication, Inc. 'B' ...................         7,400         110,442
Royal Bank of Canada .............................         8,700         278,311
Sun Life Financial Services of Canada, Inc. ......         1,600          38,264
Suncor Energy, Inc. ..............................         8,100         137,107
Talisman Energy, Inc. ............................         4,300         163,555
Thomson Corp. ....................................        19,800         667,694
TransAlta Corp. ..................................         3,300          57,967
TransCanada PipeLines Ltd. .......................        15,044         185,784
Westcoast Energy, Inc. ...........................         3,700          87,072
                                                                    ------------
                                                                       8,930,318
                                                                    ------------
DENMARK 0.1%
Danske Bank A/S (a) ..............................         3,200          57,526
Novo-Nordisk A/S 'B' (a) .........................         6,500         287,689
Novozymes A/S 'B' ................................           200           4,176
                                                                    ------------
                                                                         349,391
                                                                    ------------
FINLAND 0.5%
Hartwall Wind Systems A/S ........................         2,587          41,545
Kesko Oyj ........................................         7,181          51,368
Metra Oyj 'B' ....................................         2,386          47,972


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
FINLAND (CONTINUED)
Metso Oyj ........................................         5,577    $     61,848
Nokia Oyj ........................................        91,679       2,077,634
Nordic Baltic Holding AB GDR .....................        11,024          62,527
Outokumpu Oyj ....................................         4,516          36,510
Raisio Group plc .................................         6,660           7,950
Sampo Oyj 'A' ....................................        14,410         122,597
Sonera Group Oyj .................................        23,200         180,883
TietoEnator Oyj ..................................         2,951          65,701
UPM-Kymmene Oyj ..................................         4,991         141,076
                                                                    ------------
                                                                       2,897,611
                                                                    ------------
FRANCE 3.4%
Accor S.A. .......................................         1,980          83,557
Alcatel ..........................................        22,736         475,403
Aventis S.A. .....................................        32,077       2,560,686
Axa (a) ..........................................         9,104         259,339
BIC Corp. ........................................           643          23,406
BNP Paribas S.A. .................................         3,352         291,708
Bouygues S.A. ....................................         9,633         325,539
Cap Gemini S.A. ..................................         1,817         132,283
Carrefour S.A. ...................................         7,188         380,311
Casino Guichard-Perrachon S.A. ...................           800          67,487
Cie de Saint Gobain ..............................         1,041         141,441
Dassault Systemes S.A. ...........................         3,172         122,232
Eridania Beghin-Say S.A. .........................           451          37,034
Essilor International S.A. .......................           141          40,345
France Telecom S.A. ..............................        30,497       1,453,504
Gecina S.A. ......................................         3,070         254,302
Groupe Danone ....................................         6,932         951,245
Imerys S.A. ......................................           205          20,304
Klepierre ........................................         4,148         368,705
L'Air Liquide S.A. ...............................         1,645         236,319
L'Oreal S.A. .....................................         6,880         444,098
Lafarge S.A. .....................................         1,025          87,639
Lagardere S.C.A. .................................         1,495          70,367
LVMH Moet-Hennessy Louis Vuitton .................         4,605         231,952
Michelin (C.G.D.E.) 'B' ..........................         2,247          71,085
Pechiney S.A. ....................................           996          50,590
Pernod-Ricard ....................................           742          52,010
Pinault-Printemps-Redoute S.A. ...................         1,235         178,778
PSA Peugeot Citroen S.A. .........................           329          89,319
Sagem S.A. (a) ...................................         1,007          49,443
Sanofi-Synthelabo S.A. ...........................        25,236       1,655,667
Schneider Electric S.A. ..........................         1,810         100,056


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
FRANCE (CONTINUED)
Silic ............................................           890    $    129,062
Simco S.A. (Registered) ..........................         7,770         502,534
Societe Fonciere Lyonnaise .......................        11,100         300,693
Societe Generale .................................         3,238         191,741
Sodexho Alliance S.A. (a) ........................         2,600         121,386
Sophia S.A. ......................................        10,485         291,578
STMicroelectronics N.V. ..........................         3,857         133,870
Suez S.A. (a) ....................................         7,465         240,140
Thomson CSF S.A. .................................         1,735          62,819
TotalFinaElf S.A. 'B' ............................        21,223       2,971,619
Unibail (a) ......................................        21,480       1,165,583
Usinor Sacilor ...................................         4,218          44,241
Vivendi Universal S.A. ...........................         7,517         438,126
Vivendi Universal S.A. ADR .......................         9,920         575,360
                                                                    ------------
                                                                      18,474,906
                                                                    ------------
GERMANY 3.9%
Adidas-Salomon AG ................................         1,633          98,981
Allianz AG .......................................         8,492       2,492,382
BASF AG ..........................................         9,950         389,991
Bayer AG .........................................        13,000         506,235
Bayerische Hypo-und Vereinsbank AG ...............         7,635         372,937
Beiersdorf AG ....................................         8,250         862,525
Bilfinger & Berger Bau AG ........................         2,150          37,311
Continental AG ...................................         3,883          54,731
DaimlerChrysler AG (a) ...........................        33,079       1,517,758
DaimlerChrysler AG ADR ...........................             1              46
Deutsche Bank AG .................................         7,850         560,871
Deutshce Lufthansa AG ............................         8,800         140,053
Deutsche Telekom AG ..............................        81,776       1,845,597
Douglas Holding AG ...............................         3,000          79,999
Dresdner Bank AG .................................         6,292         286,564
EM.TV & Merchandising AG (a) .....................         2,500           4,762
E.On AG ..........................................        48,561       2,524,101
FAG Kugelfischer Georg Schaefer AG ...............         4,900          30,903
Fresenius Medical Care AG ........................         2,050         144,908
Heidelberger Zement AG ...........................         1,635          71,489
IVG Holding AG ...................................        33,239         399,002
KarstadtQuelle AG ................................         4,400         136,514
Linde AG .........................................         3,930         164,683
MAN AG ...........................................         3,150          68,265
Merck KGaA .......................................         6,606         232,080
Metro AG .........................................        13,807         520,128


SEE NOTES TO FINANCIAL STATEMENTS     (15)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
GERMANY (CONTINUED)
Muenchener Rueckversicherungs-Gesellschaft AG
   (Registered) ..................................         5,844    $  1,640,003
Preussag AG ......................................         5,200         158,914
RWE AG ...........................................        34,754       1,376,897
SAP AG ...........................................        15,809       2,180,099
Schering AG ......................................         8,350         435,430
SGL Carbon AG (a) ................................           200           6,942
Siemens AG .......................................        24,399       1,476,824
Thyssen Krupp AG .................................         8,960         117,568
Volkswagen AG ....................................        12,330         576,173
WCM Beteiligungs-und Grundbesitz AG ..............         3,733          39,502
                                                                    ------------
                                                                      21,551,168
                                                                    ------------
HONG KONG 0.9%
ASM Pacific Technology Ltd. ......................         2,000           3,590
Bank of East Asia ................................        60,786         141,058
Cathay Pacific Airways Ltd. ......................       141,000         190,716
CLP Holdings Ltd. ................................        98,400         412,534
Hang Lung Development Co., Ltd. ..................        30,000          29,039
Hang Seng Bank Ltd. ..............................        57,300         587,707
Henderson Land Development Co., Ltd. .............        50,000         221,801
Hong Kong & China Gas Co., Ltd. ..................       221,100         277,800
Hutchison Whampoa Ltd. ...........................       117,000       1,181,280
Hysan Development Co., Ltd. ......................        26,027          33,202
Johnson Electric Holdings, Ltd. ..................       150,000         205,775
Li & Fung Ltd. ...................................       109,000         178,876
New World Development Co., Ltd. ..................        87,295         106,324
Pacific Century CyberWorks Ltd. (a) ..............       540,000         154,042
Shangri-La Asia Ltd. .............................        40,000          35,129
Sino Land Co., Ltd. ..............................       123,607          51,504
South China Morning Post (Holdings) Ltd. .........        30,000          19,808
Sun Hung Kai Properties Ltd. .....................        91,000         819,604
Swire Pacific Ltd. 'A' ...........................        43,000         222,724
Television Broadcasts Ltd. .......................        11,000          46,258
Wharf Holdings Ltd. ..............................        88,000         183,902
                                                                    ------------
                                                                       5,102,673
                                                                    ------------
IRELAND 0.2%
CRH plc ..........................................         2,732          45,793
Elan Corp plc (a) ................................         3,100         191,573
Green Property plc ...............................        81,900         540,791
Jefferson Smurfit Group plc ......................         7,830          14,450
                                                                    ------------
                                                                         792,607
                                                                    ------------


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
ITALY 1.5%
Assicurazioni Generali S.p.A. ....................        37,271    $  1,120,083
Autogrill S.p.A. .................................         9,498         102,355
Banca di Roma S.p.A (a) ..........................        10,411          31,728
Banco Ambrosiano Veneto ..........................        69,828         246,500
Banco Popolare di Milano .........................         3,380          13,305
Benetton Group S.p.A (a) .........................         7,571         101,522
Enel S.p.A. ......................................       470,366       1,437,454
ENI S.p.A. (a) ...................................       165,095       2,012,553
Fiat S.p.A. ......................................         9,136         178,656
Impreglio S.p.A. (a) .............................        13,992           7,675
Italcementi S.p.A. ...............................         1,891          14,792
Italgas S.p.A. ...................................        14,168         124,137
La Rinascente S.p.A. .............................         9,764          42,155
Mediaset S.p.A. ..................................        13,039         109,719
Mediobanca S.p.A. ................................         5,732          61,237
Parmalat Finanziaria S.p.A. (a) ..................        40,131         107,014
Pirelli S.p.A. ...................................        74,318         206,986
R.A.S. S.p.A. ....................................        17,048         209,552
S.A.I. ...........................................         2,052          31,355
S.A.I. RNC .......................................             1               8
San Paolo-IMI S.p.A. .............................        18,550         237,750
Snia S.p.A .......................................        11,754          21,294
Telecom Italia Mobile S.p.A. .....................       123,624         630,014
Telecom Italia S.p.A. ............................        87,573         785,827
Telecom Italia S.p.A. RNC ........................         4,062          19,394
UniCredito Italiano S.p.A. .......................        62,803         269,550
                                                                    ------------
                                                                       8,122,615
                                                                    ------------
JAPAN 9.1%
Acom Co., Ltd. ...................................         4,000         353,040
Advantest Corp. ..................................         2,100         179,959
Ajinomoto Co., Inc. ..............................        30,800         330,357
Alps Electric Co., Ltd. ..........................         3,000          27,945
Amada Co., Ltd. ..................................        11,000          55,641
Asahi Breweries Ltd. .............................        13,000         145,793
Asahi Glass Co., Ltd. ............................        48,600         403,620
Asahi Kasei Corp. ................................        40,400         169,703
Asatsu-DK, Inc. ..................................         2,900          58,816
Benesse Corp. ....................................         5,800         181,795
Bridgestone Corp. ................................        26,000         271,995
Canon, Inc. ......................................        17,800         719,163
Casio Computer Co., Ltd. .........................        18,000         104,613
Central Japan Railway Co. ........................            99         615,055
Chugai Pharmaceutical Co., Ltd. ..................        11,800         179,443


SEE NOTES TO FINANCIAL STATEMENTS     (17)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
JAPAN (CONTINUED)
Chuo Mitsui Trust & Banking Co., Ltd. ............        72,000    $    127,556
Citizen Watch Co., Ltd. ..........................        13,000          79,202
Cosmo Oil Co. Ltd. ...............................         5,000          12,425
Credit Saison Co., Ltd. ..........................         2,100          51,008
CSK Corp. ........................................         1,600          49,765
Dai Nippon Printing Co., Ltd. ....................        25,800         314,783
Daiei, Inc. ......................................        16,800          31,918
Daifuku Co., Ltd. ................................         1,000           4,954
Daiichi Pharmaceutical Co., Ltd. .................         5,000         115,636
Daikin Industries Ltd. ...........................         4,800          88,885
Dai Nippon Ink & Chemicals, Inc. .................         9,000          25,251
Daito Trust Construction Co. .....................         4,900          83,077
Daiwa House Industry Co., Ltd. ...................        24,800         194,432
Daiwa Securities Co., Ltd. .......................        43,000         449,838
Denki Kagaku Kogyo KK ............................        10,000          33,909
Denso Corp. ......................................        20,600         393,026
East Japan Railway Co. ...........................           228       1,315,965
Ebara Corp. ......................................        14,800         122,320
Eisai Co., Ltd. ..................................         7,000         156,840
Fanuc Ltd. .......................................         7,900         393,274
Fuji Machine Manufacturing Co. ...................         2,000          36,635
Fuji Photo Film Ltd. .............................        18,000         776,304
Fuji Soft ABC, Inc. ..............................         1,300          76,388
Fuji Television Network, Inc. ....................             9          51,729
Fujikura Ltd. ....................................         4,000          24,370
Fujitsu Ltd. .....................................        45,600         478,865
Furukawa Electric Co., Ltd. ......................        20,800         165,906
Hirose Electric Co., Ltd. ........................         1,000          76,155
Hitachi Ltd. .....................................        82,000         805,243
Honda Motor Co., Ltd. ............................        24,000       1,054,311
Hoya Corp. .......................................         2,100         132,991
Isetan Co., Ltd. .................................         3,000          31,745
Ishihara Sangyo Kaisha Ltd. (a) ..................        17,000          38,158
Ishikawajima-Harima Heavy Industries Co., Ltd. ...        19,000          46,912
Ito-Yokado Co., Ltd. .............................        13,000         599,222
Itochu Corp. .....................................        33,000         134,122
Japan Airlines Co., Ltd. .........................        32,000         102,866
Japan Energy Corp. ...............................        16,000          33,861
Japan Tobacco, Inc. ..............................           172       1,185,779
JGC Corp .........................................         3,000          25,011
Jusco Co., Ltd. ..................................        10,800         238,086
Kadokawa Shoten Publishing Co., Ltd. .............         1,300          22,093
Kajima Corp. .....................................        55,600         141,736
Kaneka Corp. .....................................         9,000          81,454


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
JAPAN (CONTINUED)
Kansai Electric Power Co., Inc. ..................        35,600    $    603,583
KAO Corp. ........................................        21,800         541,745
Kawasaki Heavy Industries, Ltd. (a) ..............        14,000          23,119
Kawasaki Steel Corp. .............................        97,000         115,083
Keihin Electric Express Railway Co., Ltd. ........        16,000          69,390
Kinden Corp. .....................................         1,000           6,213
Kinki Nippon Railway Co., Ltd. ...................        55,600         222,855
Kirin Brewery Co., Ltd. ..........................        37,600         319,801
Kokuyo Co., Ltd. .................................         3,000          31,504
Komatsu Ltd. .....................................        39,600         181,580
Konami Co., Ltd. .................................         3,100         141,400
Konica Corp. .....................................         4,000          29,372
Koyo Seiko Co Ltd. (a) ...........................         3,000          15,223
Kubota Corp. .....................................        59,400         236,181
Kuraray Co., Ltd. ................................        10,000          74,392
Kurita Water Industries Ltd. .....................         2,000          27,512
Kyocera Corp. ....................................         5,900         520,261
Kyowa Exeo Corp. (a) .............................         2,000          16,305
Kyowa Hakko Kogyo Co., Ltd. ......................         7,800          51,898
Marubeni Corp. (a) ...............................        41,200          79,266
Marui Co., Ltd. ..................................        11,000         158,724
Matsushita Electric Industrial Co., Ltd. .........        59,400         929,487
Meiji Seika Kaisha Ltd. ..........................         8,000          42,583
Meitec Corp. .....................................         1,000          33,428
Minebea Co., Ltd. ................................        10,000          65,814
Mitsubishi Chemical Corp. ........................        61,000         163,325
Mitsubishi Corp. .................................        40,000         322,257
Mitsubishi Electric Corp. ........................        75,400         373,540
Mitsubishi Estate Co., Ltd. ......................        33,000         303,427
Mitsubishi Heavy Industries Ltd. .................       124,000         565,602
Mitsubishi Logistics Corp. .......................         2,000          18,213
Mitsubishi Materials Corp. .......................        34,600          74,057
Mitsubishi Rayon Co., Ltd. .......................         8,000          28,410
Mitsui & Co. .....................................        52,200         351,083
Mitsui Fire & Marine Insurance Co., Ltd. .........        32,000         163,662
Mitsui Fudosan Co., Ltd. .........................        23,000         247,801
Mitsui Mining & Smelting Co., Ltd. ...............         8,000          35,336
Mitsukoshi Ltd. ..................................        16,800          69,627
Mori Seiki Co., Ltd. (First Section) .............         2,000          16,353
Murata Manufacturing Co., Inc. ...................         8,100         538,290
Mycal Corp. ......................................         3,800           4,143
NAMCO Ltd. .......................................           500           8,978
NEC Corp. ........................................        47,600         642,960
New OJI Paper Co., Ltd. ..........................        50,600         250,272


SEE NOTES TO FINANCIAL STATEMENTS     (19)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
JAPAN (CONTINUED)
NGK Insulators Ltd. ..............................        18,800    $    165,025
NGK Spark Plug Co., Ltd. .........................        11,000         103,170
Nichiei Co., Ltd. (Kyoto) ........................           700           6,116
Nidec Corp. ......................................         1,600          83,242
Nikon Corp. ......................................        11,000         104,405
Nintendo Co., Ltd. ...............................         4,100         746,082
Nippon COMSYS Corp. ..............................         1,000          13,548
Nippon Express Co., Ltd. .........................        34,000         153,449
Nippon Meat Packers, Inc. ........................         9,800         118,705
Nippon Oil Co. ...................................        62,600         353,284
Nippon Sheet Glass Co., Ltd. .....................        15,000          87,298
Nippon Shinpan Co., Ltd. (a) .....................        11,000          21,869
Nippon Steel Corp. ...............................       272,000         412,105
Nippon Telegraph & Telephone Corp. ADR ...........           357       1,860,195
Nippon Unipac Holding (a) ........................            33         185,178
Nippon Yusen Kabushiki Kaisha ....................        46,400         183,748
Nissan Motor Co., Ltd. ...........................        97,400         672,263
Nisshin Flour Milling Co., Ltd. ..................         4,000          29,757
Nisshinbo Industries .............................        12,000          61,950
Nissin Food Products Co., Ltd. ...................         1,600          33,348
Nitto Denko Corp. ................................         7,500         216,442
Nomura Securities Co., Ltd. ......................        60,000       1,149,545
Noritake Co., Ltd. (a) ...........................         3,000          16,498
NSK Ltd. .........................................        39,000         168,512
NTN Corp. ........................................        16,000          44,379
Obayashi Corp. ...................................        19,000          73,871
Olympus Optical Co., Ltd. ........................         3,000          48,050
Omron Corp. ......................................         4,000          72,307
Onward Kashiyama Co., Ltd. .......................        11,000         119,219
Orient Corp. (a) .................................        15,000          27,897
Oriental Land Co., Ltd. ..........................         2,900         215,271
Orix Corp. .......................................         2,800         272,267
Osaka Gas Co. ....................................        87,200         281,008
Pioneer Electronic Corp. .........................         5,000         151,910
Promise Co., Ltd .................................         4,200         346,114
Rohm Co., Ltd. ...................................         3,900         605,892
Sankyo Co., Ltd. .................................        17,800         321,055
Sanrio Co., Ltd. .................................         1,500          19,720
Sanyo Electric Co., Ltd. .........................        63,400         400,491
Secom Co., Ltd. ..................................         8,300         463,089
Sega Enterprises Ltd. ............................         4,100          72,636
Seiyu Ltd. (The) (a) .............................        16,000          47,585
Sekisui Chemical Co., Ltd. .......................         6,000          24,819


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
JAPAN (CONTINUED)
Sekisui House Ltd. ...............................        30,800    $    261,471
Sharp Corp. ......................................        37,600         512,405
Shimamura Co., Ltd. ..............................           500          26,053
Shimano, Inc. ....................................         5,000          73,670
Shimizu Corp. ....................................        43,800         178,718
Shin-Etsu Chemical Co., Ltd. .....................         9,000         330,434
Shionogi & Co., Ltd. .............................         9,000         187,583
Shiseido Co., Ltd. ...............................        16,000         150,066
Showa Denko K.K. (a) .............................         6,000           8,561
Showa Shell Sekiyu K.K ...........................         9,000          52,451
Skylark Co., Ltd. ................................         5,000         142,290
SMC Corp. ........................................         2,400         256,844
Snow Brand Milk Products Co., Ltd. (a) ...........         5,000          16,433
Softbank Corp. ...................................         9,400         308,197
Sony Corp. .......................................        25,600       1,682,793
Sumitomo Chemical Co., Ltd. ......................        54,200         244,616
Sumitomo Corp. ...................................        24,400         170,758
Sumitomo Electric Industries Ltd. ................        17,800         201,765
Sumitomo Marine & Fire Insurance Co., Ltd. .......        19,000         106,161
Sumitomo Metal Industries Ltd. (a) ...............        89,400          53,750
Sumitomo Metal Mining Co. ........................        17,000          79,450
Sumitomo Osaka Cement Co., Ltd. ..................         3,000           6,253
Taiheiyo Cement Corp. ............................         9,000          19,047
Taisei Corp., Ltd. ...............................        42,600         103,815
Taisho Pharmaceutical Co. ........................        15,000         281,975
Taiyo Yuden Co., Ltd. ............................         4,000         106,457
Takara Shuzo Co., Ltd. ...........................         3,000          39,513
Takashimaya Co., Ltd. ............................         5,000          34,871
Takeda Chemical Industries Ltd. ..................        26,800       1,246,062
Takefuji Corp. ...................................         4,700         426,879
Takuma Co., Ltd. .................................         9,000          90,184
Teijin Ltd. ......................................        31,600         177,575
Teikoku Oil Co., Ltd. ............................         6,000          29,725
Terumo Corp. .....................................         7,400         135,845
Tobu Railway Co., Ltd. ...........................        34,800         111,309
Toho Co., Ltd. ...................................           100          11,944
Tohoku Electric Power Co., Ltd. ..................        17,200         280,588
Tokio Marine & Fire Insurance Co., Ltd. ..........        42,400         395,976
Tokyo Broadcasting System, Inc. ..................         6,000         115,435
Tokyo Dome Corp. (a) .............................        19,000          56,355
Tokyo Electric Power Co. .........................        43,600       1,128,927
Tokyo Electron Ltd. ..............................         4,300         260,251
Tokyo Gas Co., Ltd. ..............................        87,200         264,931
Tokyu Corp. ......................................        45,800         249,661


SEE NOTES TO FINANCIAL STATEMENTS     (21)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
JAPAN (CONTINUED)
Toppan Printing Co., Ltd. ........................        22,800    $    234,498
Toray Industries, Inc. ...........................        42,500         169,666
Toshiba Corp. ....................................        71,000         375,077
Tosoh Corp. ......................................        10,000          29,179
Tostem Corp. .....................................         4,000          65,734
Toto Ltd. ........................................        20,800         144,897
Toyo Information Systems Co., Ltd. ...............         3,000         116,638
Toyo Seikan Kaisha Ltd. ..........................        11,000         157,489
Toyobo Ltd. ......................................         8,000          16,161
Toyota Motor Corp. ...............................       100,400       3,533,256
Trans Cosmos, Inc. ...............................           700          28,338
Ube Industries Ltd. ..............................        36,600          73,936
Uni-Charm Corp. First Section ....................         1,400          45,341
UNY Co., Ltd. ....................................         1,000          10,197
World Co., Ltd. (a) ..............................         1,500          48,098
Yakult Honsha Co Ltd. ............................         2,000          21,564
Yamaha Corp. .....................................         2,000          20,153
Yamanouchi Pharmaceutical Co., Ltd. ..............        14,000         392,801
Yamato Transport Co., Ltd. .......................         8,000         167,702
Yamazaki Baking Co., Ltd. ........................         6,000          43,721
Yokogawa Electric Corp. ..........................         5,000          44,491
                                                                    ------------
                                                                      49,825,297
                                                                    ------------
NETHERLANDS 4.0%
ABN Amro Holdings N.V. ...........................        22,801         428,314
Aegon N.V. ADR ...................................        42,400       1,193,461
Akzo Nobel N.V. ..................................         5,134         217,308
ASML Holding N.V. (a) ............................         2,762          61,938
Buhrmann N.V. ....................................         1,669          15,740
Elsevier N.V. ....................................         8,435         104,967
Eurocommercial Properties N.V. ...................         8,500         135,638
Getronics N.V. ...................................        13,394          55,559
Hagemeyer N.V. ...................................         6,152         118,481
Heineken N.V. ....................................        35,232       1,420,590
ING Groep N.V. ...................................        37,360       2,441,603
KLM Royal Dutch Airlines N.V. (a) ................           883          15,548
Koninklijke Ahold N.V. ...........................        35,356       1,107,428
Koninklijke Philips Electronics N.V. .............        68,143       1,806,155
KPN N.V. .........................................        18,031         102,269
Oce N.V. .........................................           342           3,590
Rodamco Europe N.V. ..............................        11,780         438,782
Royal Dutch Petroleum Co. ........................       135,350       7,789,153
TNT Post Group N.V. ..............................        26,594         554,947


                                      (22)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
NETHERLANDS (CONTINUED)
Uni-Invest N.V. ..................................        13,400    $    130,453
Unilever N.V. ....................................             1              60
Unilever N.V. CVA ................................        52,006       3,117,005
Vedior N.V. ......................................         3,031          27,455
VIB N.V. .........................................        14,883         326,318
Wolters Kluwer N.V. CVA ..........................         3,392          91,170
                                                                    ------------
                                                                      21,703,932
                                                                    ------------
NEW ZEALAND 0.0%
Carter Holt Harvey Ltd. ..........................        20,786          14,315
                                                                    ------------
NORWAY 0.0%
Norske Skogindustrier A.S. 'A' ...................         1,000          15,159
                                                                    ------------
PORTUGAL 0.0%
Banco Comercial Portugues
S.A. (Registered) ................................         9,500          35,386
Electricidade de Portugal S.A. ...................        34,665          82,754
                                                                    ------------
                                                                         118,140
                                                                    ------------
SINGAPORE 0.0%
Sembcorp Industries Ltd. .........................           235             208
Singapore Telecommunications Ltd. ................        72,490          75,593
United Industrial Corp., Ltd. ....................         7,000           3,266
United Overseas Bank Ltd. ........................            80             505
                                                                    ------------
                                                                          79,572
                                                                    ------------
SPAIN 1.7%
Acerinox S.A. ....................................           998          27,711
ACS S.A. (a) .....................................         2,802          77,660
Altadis S.A. .....................................         8,964         127,789
Autopistas Concesionaria Espanola S.A. ...........        13,279         120,731
Azucarere Ebro Agricolas S.A. ....................         3,766          42,274
Banco Bilbao Vizcaya S.A. (Registered) ...........        59,259         766,529
Banco Santander Central Hispano S.A. .............        57,894         524,407
Corporacion Mapfre S.A. ..........................         2,437          50,936
Endesa S.A. ......................................        61,719         984,352
Fomento de Construcciones y Contratas S.A. .......         5,784         110,170
Gas Natural SDG S.A. .............................        27,755         448,772
Grupo Dragados S.A. ..............................         8,955         112,575
Iberdrola S.A. ...................................        55,625         713,401
Immobiliaria Metropolitana Vasco Central S.A. ....        42,838         609,241
Inmobiliaria Colonial S.A. .......................        39,300         460,447
Repsol S.A. ......................................        71,697       1,183,550
Sociedad General de Aguas de Barcelona S.A. ......         8,737         120,337
Sol Melia S.A. ...................................         4,941          43,752
Telefonica S.A. ..................................       136,091       1,677,419
TelePizza S.A. (a) ...............................        10,943          20,380


SEE NOTES TO FINANCIAL STATEMENTS     (23)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
SPAIN (CONTINUED)
Union Fenosa S.A. ................................        18,507    $    345,458
Vallehermoso S.A. ................................       115,795         738,135
Zardoya-Otis S.A. ................................         2,528          22,685
                                                                    ------------
                                                                       9,328,711
                                                                    ------------
SWEDEN 1.1%
AssiDoman AB .....................................         1,163          24,165
Atlas Copco AB 'A' ...............................         5,350         106,000
Atlas Copco AB 'B' ...............................         3,000          58,198
Castellum AB .....................................        56,010         551,006
Drott AB 'B' .....................................        25,220         263,177
Electrolux AB 'B' ................................        15,900         220,009
Hennes & Mauritz AB 'B' ..........................        42,400         727,029
JM AB 'B' ........................................        21,400         491,882
NetCom Systems AB 'B' (a) ........................         1,110          36,076
Nordbanken Holding AB ............................        12,300          70,114
OM AB ............................................         3,800          48,214
Sandvik AB .......................................        11,800         237,593
SCA AB 'B' .......................................         4,990         105,749
Securitas AB 'B' .................................        20,200         353,796
Skandia Forsakrings AB ...........................        35,200         323,631
Skandinaviska Enskilda Banken AB 'A' .............         5,700          54,240
Skanska AB 'B' (a) ...............................        21,600         204,549
SKF AB 'B' .......................................         3,700          58,341
Svenska Handelsbanken 'A' ........................         8,750         125,096
Svenskt Stal AB 'A' ..............................         2,200          19,013
Telefonaktiebolaget LM Ericsson AB 'B' ...........       224,950       1,230,580
Telia AB .........................................        15,600          78,885
Trelleborg AB 'B' ................................         6,100          45,989
Volvo AB 'A' .....................................         2,200          32,161
Volvo AB 'B' .....................................         8,100         121,389
Wihlborgs Fastigheter AB .........................        91,400         127,731
Wm-Data AB 'B' ...................................        13,500          40,091
                                                                    ------------
                                                                       5,754,704
                                                                    ------------
SWITZERLAND 4.2%
ABB Ltd. (New) (a) ...............................        30,388         459,886
Adecco S.A. (Registered) (a) .....................         7,850         369,504
CS Holding AG (Registered) (a) ...................         3,610         593,532
Georg Fischer AG (Registered) ....................            93          22,379
Givaudan (Registered) ............................           249          69,063
Holcim Ltd. 'B' (a) ..............................           450          91,637
Holcim Ltd. (Registered) (a) .....................           460          22,574
Lonza AG .........................................             9           5,253
Nestle S.A. (Registered) (a) .....................        26,750       5,685,473


                                      (24)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
SWITZERLAND (CONTINUED)
Novartis AG (a) ..................................       210,240    $  7,609,254
Roche Holding AG (a) .............................        55,800       4,020,531
Roche Holding AG Bearer (a) ......................        15,200       1,238,970
Swiss Re (Registered) ............................           286         571,586
SMH AG (Bearer) (a) ..............................           169         169,254
Sulzer AG (Registered) ...........................           117          37,236
Swatch Group AG (Registered) .....................           230          48,948
Swisscom AG (Registered) .........................         2,549         607,006
Syngenta AG ADR (a) ..............................         1,569          82,496
UBS AG ...........................................         5,328         763,345
Valora Holding AG ................................           150          26,623
Zurich Financial Services AG .....................         1,708         582,543
                                                                    ------------
                                                                      23,077,093
                                                                    ------------
UNITED KINGDOM 10.1%
Abbey National plc ...............................        23,938         419,711
Amvescap plc .....................................        20,045         348,631
ARM Holdings plc (a) .............................        27,849         105,304
AstraZeneca Group plc ............................        89,042       4,154,407
BAA plc ..........................................        43,691         406,096
Barclays plc .....................................        31,785         975,824
Bass plc .........................................        44,904         469,858
BG Group plc .....................................       148,773         587,168
Blue Circle Industries plc .......................         4,562          31,625
BOC Group plc ....................................        14,778         216,442
Boots Co. plc ....................................        30,698         259,823
BP plc ...........................................       606,062       4,988,779
British Aerospace plc ............................       113,971         546,518
British Airways plc ..............................        59,768         289,548
British American Tobacco plc .....................        79,212         602,390
British Land Co. plc .............................       200,440       1,369,049
British Sky Broadcasting Group plc (a) ...........        65,146         627,533
British Telecommunications plc ...................       316,420       1,991,885
Bunzl plc ........................................         2,470          17,045
Cadbury Schweppes plc ............................        65,024         439,091
Canary Wharf Finance plc (a) .....................        28,963         225,968
Capita Group plc .................................        36,618         238,506
Carlton Communications plc .......................        27,373         129,525
Centrica plc .....................................       141,495         452,833
Chelsfield plc ...................................       105,038         495,546
Commercial Union plc .............................        56,056         776,012
Compass Group plc (a) ............................        61,746         491,304
Corus Group plc ..................................        21,604          18,483
Diageo plc .......................................       119,051       1,307,737


SEE NOTES TO FINANCIAL STATEMENTS     (25)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED KINGDOM (CONTINUED)
EMI Group plc ....................................        29,749    $    168,419
GKN plc ..........................................        24,487         235,187
GlaxoSmithKline plc ..............................       362,915      10,221,806
Granada Compass plc ..............................        61,746         129,782
Grantchester Holdings plc ........................        65,389         178,096
Great Portland Estates plc .......................        77,260         307,917
Great Universal Stores plc .......................        44,093         377,853
Halifax plc ......................................        39,599         458,404
Hammerson plc ....................................        54,910         371,181
Hanson plc .......................................         5,463          40,275
Hays plc .........................................        69,812         180,163
Hilton Group plc .................................        85,109         286,461
HSBC Holdings plc ................................       205,359       2,436,556
Imperial Chemical Industries plc .................        13,574          79,714
Invensys plc .....................................       167,917         319,243
Johnson Matthey plc ..............................         1,089          16,441
Kingfisher plc ...................................        52,687         285,479
Land Securities plc ..............................        87,439       1,076,241
Lattice Group plc ................................       148,773         332,606
Legal & General Group plc ........................       139,396         316,550
Lloyds TSB Group plc .............................        86,992         871,660
Logica plc .......................................        13,804         167,768
Marconi plc ......................................        78,302         278,988
Marks & Spencer plc ..............................       113,345         418,212
Misys plc ........................................        25,193         176,331
National Grid Group plc ..........................        56,007         413,301
National Power plc ...............................        29,961         126,476
New Dixons Group plc .............................        68,445         224,590
Nycomed Amersham plc .............................        26,258         190,442
P&O Princess Cruises plc .........................        23,741         123,707
Pearson plc ......................................        20,734         342,218
Peninsular & Oriental Steam Navigation Co. .......        23,741          88,935
Prudential Corp. plc .............................        45,572         552,578
Psion plc ........................................         1,563           1,981
Railtrack Group plc ..............................        18,189          85,556
Reed International plc ...........................        38,373         340,454
Rentokil Initial plc .............................        76,920         261,065
Reuters Holdings plc .............................        53,825         699,646
Rexam plc ........................................         2,634          11,462
Rio Tinto plc (Registered) .......................        19,164         340,595
RMC Group plc ....................................         1,670          16,110
Royal Bank of Scotland Group plc .................        43,186         953,026
Sainsbury (J) plc ................................        71,828         448,369
Schroders plc ....................................         9,296         107,023


                                      (26)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED KINGDOM (CONTINUED)
Scottish Power plc ...............................        69,783    $    513,977
Slough Estates plc ...............................       105,990         514,217
Smith & Nephew plc ...............................         8,271          42,981
Tesco plc ........................................       263,336         951,240
The Sage Group plc ...............................        46,292         165,589
3i Group plc .....................................        21,094         316,671
Unilever plc .....................................        99,302         837,679
United Utilities plc .............................        28,616         271,418
Vodafone Group plc ...............................     1,503,856       3,335,643
WPP Group plc ....................................        32,153         316,966
                                                                    ------------
                                                                      55,307,889
                                                                    ------------

UNITED STATES 43.2%
3Com Corp. (a) ...................................        17,500          83,125
A.G. Edwards, Inc. ...............................         4,100         184,500
A.H. Belo Corp. 'A' ..............................         5,800         109,272
Abbott Laboratories ..............................        62,800       3,015,028
Abercrombie & Fitch Co. 'A' (a) ..................         5,100         226,950
Acxiom Corp. (a) .................................         4,600          60,214
Adobe Systems, Inc. ..............................        28,600       1,344,200
Advanced Fibre Communications, Inc. (a) ..........         4,100          86,100
AES Corp. (a) ....................................         7,800         335,790
Affiliated Computer Services, Inc. (a) ...........         2,500         179,775
Agilent Technologies, Inc. (a) ...................         7,104         230,880
Air Products & Chemicals, Inc. ...................         2,300         105,225
Albertson's, Inc. ................................        15,200         455,848
Alcoa, Inc. ......................................        48,900       1,926,660
Allegheny Technologies, Inc. .....................        16,900         305,721
ALLETE ...........................................         3,900          87,750
Alliant Energy Corp. .............................         4,100         119,515
Allmerica Financial Corp. ........................         2,800         161,000
Allstate Corp. ...................................        16,200         712,638
Amazon.com, Inc. (a) .............................         5,000          70,750
Amercian Electric Power Co., Inc. ................         5,340         246,549
American Eagle Outfitters, Inc. (a) ..............         3,600         126,864
American Express Co. .............................        16,600         644,080
American Financial Group, Inc. ...................         3,500         106,050
American Home Products Corp. .....................        50,700       2,962,908
American International Group, Inc. ...............        40,705       3,500,630
American Power Conversion Corp. (a) ..............         8,300         130,725
American Standard Cos., Inc. (a) .................         3,500         210,350
American Water Works, Inc. .......................         5,100         168,147
AmeriCredit Corp. (a) ............................         4,100         212,995
Amerisource Health Corp., 'A' (a) ................         2,800         154,840


SEE NOTES TO FINANCIAL STATEMENTS     (27)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Amgen, Inc. (a) ..................................        13,800    $    837,384
AMR Corp. (a) ....................................        11,800         426,334
Anheuser-Busch Cos., Inc. 'A' ....................        38,300       1,577,960
AOL Time Warner, Inc. (a) ........................        95,200       5,045,600
Apogent Technologies, Inc. (a) ...................         5,300         130,380
Apollo Group, Inc. 'A' (a) .......................         5,800         246,210
Apple Computer, Inc. (a) .........................         1,900          44,175
Applera Corp.- Applied Biosystems Group ..........         5,100         136,425
Applied Materials, Inc. (a) ......................        13,200         648,120
Arrow Electronics, Inc. (a) ......................         5,100         123,879
Associated Banc-Corp. ............................         3,440         123,806
Astoria Financial Corp. ..........................         2,500         137,500
AT&T Corp. Liberty Media Group 'A' (a) ...........        45,198         790,513
AT&T Wireless Group (a) ..........................       108,244       1,769,789
Atmel Corp. (a) ..................................        24,000         323,760
Automatic Data Processing, Inc. ..................        20,700       1,028,790
Avaya, Inc. (a) ..................................         1,362          18,660
Avnet, Inc. ......................................         4,800         107,616
Avon Products, Inc. ..............................        10,800         499,824
Baker Hughes, Inc. ...............................        21,300         713,550
Bank of America Corp. ............................        11,100         666,333
Bank of New York Co., Inc. .......................         4,100         196,800
Bank One Corp. ...................................         7,400         264,920
Banknorth Group, Inc. ............................         7,400         167,610
Barnes & Noble, Inc. (a) .........................         3,200         125,920
Barr Laboratories, Inc. ..........................         1,800         126,738
Baxter International, Inc. .......................        15,800         774,200
Beckman Coulter, Inc. ............................         3,000         122,400
BellSouth Corp. ..................................        45,900       1,848,393
Bergen Brunswig Corp. 'A' ........................         6,900         132,618
BISYS Group, Inc. (a) ............................         3,000         177,000
BJ Services Co. (a) ..............................         4,100         116,358
BJ's Wholesale Club, Inc. (a) ....................         3,700         197,062
Black Hills Corp. ................................         1,300          52,299
Boeing Co. .......................................        27,100       1,506,760
Borders Group, Inc. (a) ..........................         4,100          91,840
Bowater, Inc. ....................................         2,500         111,850
Brinker International, Inc. (a) ..................         5,050         130,543
Bristol-Myers Squibb Co. .........................        73,600       3,849,280
Broadcom Corp. 'A' (a) ...........................         2,300          98,348
Broadwing, Inc. (a) ..............................        11,100         271,395
Burlington Northern Railroad Co. .................        23,600         712,012
Cabot Corp. (a) ..................................         3,500         126,070
Cabot Microelectronics Corp. .....................         1,129          69,998


                                      (28)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Cadence Design Systems, Inc. (a) .................        12,700    $    236,601
Callaway Golf Co. ................................         3,900          61,620
Campbell Soup Co. ................................        17,700         455,775
Catalina Marketing Corp. (a) .....................         2,800          85,428
Caterpillar, Inc. ................................         8,300         415,415
CDW Computer Center, Inc. (a) ....................         4,400         174,724
Cendant Corp. (a) ................................        31,500         614,250
Ceridian Corp. (a) ...............................         7,400         141,858
C.H. Robinson Worldwide, Inc. ....................         4,400         122,716
Checkfree Corp. (a) ..............................         3,900         136,773
Chevron Corp. ....................................        29,700       2,687,850
Choicepoint, Inc. (a) ............................         3,200         134,560
Chris-Craft Industries, Inc. (a) .................         1,591         113,598
Cigna Corp. ......................................        20,700       1,983,474
Cirrus Logic, Inc. (a) ...........................         4,100          94,423
Cisco Systems, Inc. (a) ..........................       113,500       2,065,700
Citigroup, Inc. ..................................        76,166       4,024,612
City National Corp. ..............................         2,500         110,725
Clayton Homes, Inc. ..............................        78,000       1,226,160
Clorox Co. .......................................         7,400         250,490
CNF Transportation, Inc. .........................         2,500          70,625
Coach, Inc. (a) ..................................         2,300          87,515
Coca-Cola Co. ....................................        74,800       3,366,000
Compass Bancshares, Inc. .........................         6,200         164,300
Computer Associates International, Inc. ..........        11,400         410,400
Conectiv, Inc. ...................................         4,600          99,360
Consolidated Edison, Inc. ........................         3,900         155,220
Constellation Energy Group .......................        35,300       1,503,780
Cooper Cameron Corp. (a) .........................         2,800         156,240
COR Therapeutics, Inc. (a) .......................         2,800          85,400
Corning, Inc. ....................................        30,850         515,503
CSG Systems International, Inc. (a) ..............         2,800         162,400
CVS Corp. ........................................        11,400         440,040
Cypress Semiconductor Corp. (a) ..................         6,700         159,795
Cytec Industries, Inc. (a) .......................         2,100          79,800
Dean Foods Co. ...................................         1,800          72,360
Deere & Co. ......................................        12,800         484,480
Dell Computer Corp. (a) ..........................        42,100       1,100,915
Delphi Automotive Systems Corp. ..................        25,109         399,987
DENTSPLY International, Inc. .....................         2,500         110,875
DeVry, Inc. (a) ..................................         3,700         133,644
Diebold, Inc. ....................................         3,700         118,955
Dime Bancorp, Inc. ...............................         5,500         204,875
Dollar Tree Stores, Inc. (a) .....................         5,550         154,512


SEE NOTES TO FINANCIAL STATEMENTS     (29)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Dominion Resources, Inc. .........................         4,400    $    264,572
Dow Chemical Co. .................................        37,866       1,259,044
DPL, Inc. ........................................         6,422         185,982
DST Systems, Inc. (a) ............................         6,500         342,550
DTE Energy Co. ...................................           829          38,499
Du Pont (EI) de Nemours Co. ......................        31,050       1,497,852
Duke Power Co. ...................................        75,600       2,949,156
Dun & Bradstreet Corp. (a) .......................         4,100         115,620
E*TRADE Group, Inc. (a) ..........................        16,400         105,780
Eastman Kodak Co. ................................         6,400         298,752
eBay, Inc. (a) ...................................         6,900         472,581
EL Paso Energy Corp. .............................         9,435         495,715
Electronic Arts, Inc. (a) ........................         6,900         399,510
Electronic Data Systems Corp. ....................        17,700       1,106,250
Eli Lilly & Co. ..................................        42,000       3,108,000
EMC Corp. (a) ....................................        33,500         973,175
Emmis Broadcasting Corp. (a) .....................         2,300          70,725
Energizer Holdings, Inc. (a) .....................         4,600         105,570
Energy East Corp. ................................         6,000         125,460
Enron Corp. ......................................        27,600       1,352,400
Ensco International, Inc. ........................         7,100         166,140
Entercom Communications Corp. (a) ................         2,300         123,303
Entergy Corp. ....................................         4,400         168,916
Equitable Resources, Inc. ........................         3,200         106,592
Equity Office Properties Trust ...................        17,200         544,036
Exelon Corp. .....................................         6,450         413,574
Expeditors International of Washington, Inc. .....         2,500         149,997
Express Scripts, Inc., 'A' (a) ...................         4,200         231,126
Exxon Mobil Corp. ................................       142,309      12,430,692
Family Dollar Stores, Inc. .......................         8,800         225,544
Fastenal Co. .....................................         1,800         111,564
Federal Home Loan Mortgage Corp. .................        14,600       1,243,190
FedEx Corp. (a) ..................................        12,300         494,460
First Data Corp. .................................        19,200       1,233,600
First Health Group Corp. (a) .....................         5,000         120,600
First Tennessee National Corp. ...................         6,700         232,557
First Union Corp. (N.C.) .........................         5,800         202,652
First Virginia Banks, Inc. .......................         2,300         108,376
FirstEnergy Corp. ................................         4,400         141,504
FirstMerit Corp. .................................         4,600         121,440
FleetBoston Financial Corp. ......................           400          15,780
Ford Motor Co. ...................................        31,000         761,050
Foundation Health Systems 'A' ....................         6,200         107,880
Foundry Networks, Inc. (a) .......................           400           7,992


                                      (30)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
FPL Group, Inc. ..................................         3,000    $    180,630
Galileo International, Inc. ......................         4,600         149,500
Gallagher (Arthur J.) & Co. ......................         4,100         106,600
Gannett Co., Inc. ................................         9,300         612,870
Gap, Inc. ........................................        23,625         685,125
Gatx Corp. .......................................         2,500         100,250
General Electric Co. .............................       226,799      11,056,452
General Motors Corp. .............................        17,200       1,106,820
Gentex Corp. (a) .................................         3,900         108,693
Genuine Parts Co. ................................        23,100         727,650
Genzyme Corp. (a) ................................         7,200         439,200
Georgia-Pacific Corp. ............................         1,800          60,930
Georgia-Pacific Corp. (Timber Group) .............         4,100         146,575
Gilead Sciences, Inc. (a) ........................         4,800         279,312
Gillette Co. .....................................        35,900       1,040,741
Global Marine, Inc. (a) ..........................        11,100         206,793
Golden State Bancorp, Inc. (a) ...................         6,900         212,520
Grant Prideco, Inc. (a) ..........................         5,500          96,195
GreenPoint Financial Corp. .......................         5,300         203,520
H.J. Heinz Co. ...................................        22,100         903,669
Halliburton Co. ..................................        62,000       2,207,200
Hanover Compressor Co. (a) .......................         3,000          99,270
Harris Corp. .....................................         3,500          95,235
Harte - Hanks Communications, Inc. ...............         3,500          86,660
HCC Insurance Holdings Inc. ......................         3,100          75,950
Health Management Associates, Inc. 'A' (a) .......        12,400         260,896
HEALTHSOUTH Corp. (a) ............................        20,700         330,579
Helmerich & Payne, Inc. ..........................         2,500          77,050
Henry (Jack) & Associates ........................         4,600         142,600
Herman Miller, Inc. ..............................         3,900          94,380
Hewlett-Packard Co. ..............................        33,800         966,680
Hibernia Corp. 'A' ...............................         8,100         144,180
Hillenbrand Industries, Inc. .....................         3,200         182,752
Hilton Hotels Corp. ..............................        21,200         245,920
Hispanic Broadcasting Corp. (a) ..................         5,500         157,795
Home Depot, Inc. .................................        35,900       1,671,145
Homestake Mining Co. .............................         3,900          30,225
HON INDUSTRIES, Inc. .............................         3,000          72,660
Hormel Foods Corp. ...............................         7,100         172,814
Houghton Mifflin Co. .............................         1,400          83,902
Household International, Inc. ....................         8,500         566,950
Hubbell, Inc. 'B' ................................         3,000          87,000
IBP, Inc. ........................................         5,500         138,875
ICN Pharmaceuticals, Inc. ........................         4,100         130,052


SEE NOTES TO FINANCIAL STATEMENTS     (31)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Idacorp, Inc. ....................................         1,800    $     62,784
IDEC Pharmaceuticals Corp. (a) ...................         7,400         500,906
Illinois Tool Works, Inc. ........................         9,800         620,340
Incyte Pharmaceuticals, Inc. (a) .................         3,200          78,464
Indymac Mortgage Holdings, Inc. (a) ..............         3,200          85,760
Integrated Device Technology, Inc. (a) ...........         5,500         174,295
Intel Corp. ......................................       111,200       3,252,600
International Business Machines Corp. ............        28,900       3,265,700
International Flavors & Fragrances, Inc. .........         1,250          31,413
International Game Technology (a) ................         3,700         232,175
International Paper Co. ..........................        18,065         644,920
International Rectifier Corp. (a) ................         3,200         109,120
International Speedway Corp. (a) .................         2,800         117,600
Investment Technology Group, Inc. (a) ............         1,600          80,464
Investors Financial Services Corp. ...............         1,600         107,200
IVAX Corp. (a) ...................................        10,100         393,900
Jacobs Engineering Group, Inc. (a) ...............         1,400          91,322
JDS Uniphase Corp. (a) ...........................        14,500         181,250
Johnson & Johnson ................................       100,000       5,000,000
Jones Apparel Group, Inc. (a) ....................         6,200         267,840
J.P. Morgan Chase & Co. ..........................        43,720       1,949,912
Kansas City Power & Light ........................         3,200          78,560
Kemet Corp. (a) ..................................         4,600          91,126
Kimberly-Clark Corp. .............................        18,300       1,022,970
Kroger Co. (a) ...................................        22,100         552,500
L-3 Communications Holdings, Inc. (a) ............         1,800         137,340
LaBranche & Co., Inc. (a) ........................         3,000          87,000
Lam Research Corp. (a) ...........................         6,200         183,830
Lattice Semiconductor Corp. (a) ..................         5,500         134,200
Lear Corp. (a) ...................................         3,200         111,680
Lee Enterprises, Inc. ............................         2,300          75,900
Legato Systems, Inc. (a) .........................         4,400          70,180
Legg Mason, Inc. .................................         3,200         159,232
Lennar Corp. .....................................         3,200         133,440
Leucadia National Corp. ..........................         2,700          87,615
Level 3 Communications, Inc. (a) .................         4,700          25,803
Lincare Holdings, Inc. ...........................         5,600         168,056
Louisiana-Pacific Corp. ..........................         1,350          15,836
Lubrizol Corp. ...................................         2,800          86,940
Lucent Technologies, Inc. ........................        80,795         500,929
Lyondell Petrochemical Co. .......................         6,000          92,280
M&T Bank Corp. ...................................         4,369         329,859
Macrovision Corp. (a) ............................         2,500         171,250
Mandalay Resort Group (a) ........................         3,900         106,860


                                      (32)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Manpower, Inc. ...................................         3,900    $    116,610
Marine Drilling Co., Inc. (a) ....................         3,000          57,330
Marsh & McLennan Cos., Inc. ......................         8,100         818,100
Marshall & Ilsley Corp. ..........................         5,300         285,670
Martin Marietta Corp. ............................         2,300         113,827
Masco Corp. ......................................        18,300         456,768
MBNA Corp. .......................................        20,000         659,000
McCormick & Co., Inc. ............................         3,500         147,070
McDATA Corp. (a) .................................         1,214          21,306
McDonald's Corp. .................................        42,800       1,158,168
McKesson Corp. ...................................         2,383          88,457
MDU Resources Group ..............................         3,500         110,740
Mead Corp. .......................................         1,100          29,854
Medtronic, Inc. ..................................        22,100       1,016,821
Mentor Graphics Corp. (a) ........................         3,200          56,000
Mercantile Bankshares Corp. ......................         3,700         144,781
Merck & Co., Inc. ................................        81,800       5,227,838
Merrill Lynch & Co., Inc. ........................        23,500       1,392,375
Micrel, Inc. (a) .................................         4,400         145,200
Microchip Technology, Inc. (a) ...................         6,700         223,981
Micron Technology, Inc. (a) ......................         9,300         382,230
Microsoft Corp. (a) ..............................        99,900       7,292,700
Millennium Pharmaceuticals, Inc. (a) .............        10,800         384,264
MiniMed, Inc. (a) ................................         3,200         153,600
Minnesota Mining & Manufacturing Co. .............        12,800       1,460,480
Mirant Corp. (a) .................................        17,614         605,922
Mohawk Industries, Inc. (a) ......................         2,800          98,560
Montana Power Co. ................................         5,500          63,800
MONY Group, Inc. (The) ...........................         2,500         100,325
Motorola, Inc. ...................................        53,100         879,336
Murphy Oil Corp. .................................         2,300         169,280
Mylan Laboratories, Inc. .........................         6,500         182,845
National City Corp. ..............................         5,600         172,368
National Commerce Financial Corp. ................        10,600         258,322
National Fuel Gas Co. ............................         2,100         109,179
National Instruments Corp. (a) ...................         2,500          81,125
National-Oilwell, Inc. (a) .......................         4,100         109,880
Neiman-Marcus Group, Inc. 'A' (a) ................         2,500          77,500
Networks Associates, Inc. (a) ....................         7,100          88,395
Neuberger Berman, Inc. ...........................         2,500         170,000
Newmont Mining Corp. .............................        19,700         366,617
Newport News Shipbuilding, Inc. ..................         1,800         110,250
Nextel Communications, Inc. 'A' (a) ..............         9,700         169,750
Nike, Inc. 'B' ...................................        11,800         495,482


SEE NOTES TO FINANCIAL STATEMENTS     (33)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
NiSource, Inc. ...................................         2,249    $     61,465
Noble Affiliates, Inc. ...........................         2,800          98,980
North Fork Bancorp, Inc. .........................         8,300         257,300
Northeast Utilities ..............................         7,400         153,550
Nova Corp/Georgia (a) ............................         3,500         110,075
NSTAR ............................................         2,800         119,168
Nucor Corp. ......................................           900          44,001
NVIDIA Corp. (a) .................................         3,500         324,625
Occidental Petroleum Corp. .......................         7,400         196,766
Ocean Energy, Inc. ...............................         8,500         148,325
OGE Energy Corp. .................................         3,900          88,179
Old Republic International Corp. .................         6,000         174,000
Omnicare, Inc. ...................................         4,800          96,960
Omnicon Group, Inc. ..............................         5,400         464,400
Oracle System Corp. (a) ..........................       120,100       2,281,900
Outback Steakhouse, Inc. (a) .....................         3,900         112,320
Owens-Illinois, Inc. (a) .........................         1,600          10,848
Oxford Health Plans, Inc. (a) ....................         5,100         145,860
Pacific Century Financial Corp. ..................         4,100         105,739
Palm, Inc. (a) ...................................         5,900          35,813
Park Place Entertainment Corp. (a) ...............        15,200         183,920
Payless ShoeSource, Inc. (a) .....................         1,200          77,640
Pentair, Inc. ....................................         2,500          84,500
PeopleSoft, Inc. (a) .............................         7,000         344,610
Pfizer, Inc. .....................................       129,400       5,182,470
Pharmacia Corp. ..................................        54,100       2,485,895
Phelps Dodge Corp. ...............................           900          37,350
Philip Morris Cos., Inc. .........................        66,400       3,369,800
Pioneer Natural Resources Co. (a) ................         5,100          86,955
Plexus Corp. (a) .................................         2,100          69,300
PMI Group, Inc. ..................................         2,300         167,118
PNC Bank Corp. ...................................         2,800         184,212
Polycom, Inc. (a) ................................         4,100          94,669
Potomac Electric Power Co. .......................         5,800         121,336
PPG Industries, Inc. .............................         1,900          99,883
Praxair, Inc. ....................................         1,650          77,550
Precision Castparts Corp. ........................         2,500          93,550
Procter & Gamble Co. .............................        20,200       1,288,760
Protective Life Corp. ............................         3,200         109,984
Protein Design Labs, Inc. (a) ....................         2,300         199,548
Provident Financial Group ........................         2,500          82,300
Public Service Co. of New Mexico .................         2,100          67,410
Public Service Enterprise Group, Inc. ............         3,900         190,710
Puget Energy, Inc. ...............................         4,400         115,280


                                      (34)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
QUALCOMM, Inc. (a) ...............................        15,950    $    932,756
Quanta Services, Inc. (a) ........................         3,000          66,120
Quantum Corp.-DLT & Storage Systems (a) ..........         7,800          78,702
Quest Diagnostics, Inc. (a) ......................         2,300         172,155
Questar Corp. ....................................         4,100         101,516
Qwest Communications International ...............        25,050         798,343
R.J. Reynolds Tobacco Holdings, Inc. .............         5,300         289,380
Radian Group, Inc. ...............................         4,600         186,070
Rational Software Corp. (a) ......................        10,400         291,720
Reader's Digest Association, Inc. (The) 'A' ......        10,700         307,625
Reliant Energy, Inc. .............................         4,700         151,387
Retek, Inc. (a) ..................................         2,500         119,850
Reynolds & Reynolds Co. 'A' ......................         4,600         100,970
RF Micro Devices, Inc. (a) .......................         8,300         223,851
Rohm & Haas Co. ..................................         2,300          75,670
Roslyn Bancorp, Inc. .............................         3,300          86,790
Ross Stores, Inc. ................................         4,100          98,195
Saks, Inc. (a) ...................................         7,400          71,040
Samina Corp. (a) .................................         1,200          28,092
SanDisk Corp. (a) ................................         3,500          97,615
Sara Lee Corp. ...................................        42,800         810,632
SBC Communications, Inc. .........................        61,998       2,483,640
Scana Corp. ......................................         5,278         149,895
Schlumberger Ltd. ................................         6,600         347,490
Scholastic Corp. (a) .............................         1,800          81,000
Schwab (Charles) Corp. ...........................        18,800         287,640
SCI Systems, Inc. (a) ............................         7,600         193,800
Sealed Air Corp. (a) .............................           900          33,525
Sears, Roebuck & Co. .............................        11,400         482,334
SEI Corp. ........................................         5,500         260,700
Semtech Corp. (a) ................................         3,500         105,000
Sepracor, Inc. (a) ...............................         3,900         155,220
Silicon Valley Bancshares (a) ....................         2,500          55,000
Six Flags, Inc. (a) ..............................         4,100          86,264
Smith International, Inc. (a) ....................         2,500         149,750
Solectron Corp. (a) ..............................         7,400         135,420
Solutia, Inc. ....................................         5,300          67,575
Sonoco Products Co. ..............................         5,100         126,888
Southern Co. .....................................        44,300       1,029,975
Sovereign Bancorp, Inc. ..........................        12,700         165,100
SPX Corp. (a) ....................................         1,200         150,216
St. Paul Cos., Inc. ..............................             1              51
Staples, Inc. (a) ................................         4,450          71,156
Starwood Hotels & Resorts Worldwide, Inc. ........        10,300         383,984


SEE NOTES TO FINANCIAL STATEMENTS     (35)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Stone & Webster, Inc. (a) ........................         3,700    $      4,903
Storage Technology Corp. (a) .....................         5,300          72,928
Suiza Foods Corp. (a) ............................         1,400          74,340
SunGard Data Systems, Inc. (a) ...................        13,800         414,138
Suntrust Banks, Inc. .............................         3,300         213,774
Sybase, Inc. (a) .................................         5,100          83,895
Symantec Corp. (a) ...............................         3,900         170,391
Synopsys, Inc. (a) ...............................         3,200         154,848
Target Corp. .....................................        22,700         785,420
TCF Financial Corp. ..............................         4,100         189,871
Technical Data Corp. (a) .........................         2,800          93,408
Teco Energy, Inc. ................................         6,900         210,450
Teleflex, Inc. ...................................         2,100          92,400
Telephone & Data Systems, Inc. ...................         3,000         326,250
Temple-Inland, Inc. ..............................           600          31,974
Tenet Healthcare Corp. (a) .......................        12,800         660,352
Texas Instruments, Inc. ..........................        27,300         859,950
The Interpublic Group of Cos., Inc. ..............         2,850          83,648
Tidewater, Inc. ..................................         2,800         105,560
Tootsie Roll Industries, Inc. ....................         2,600         100,204
Transocean Offshore, Inc. ........................         2,500         103,125
Triad Hospitals, Inc. (a) ........................         3,200          94,304
Trigon Healthcare, Inc. (a) ......................         1,800         116,730
Triquint Semiconductor, Inc. (a) .................         3,900          87,750
Trustco Bank Corp. ...............................           414           5,527
TXU Corp. ........................................         4,700         226,493
Tyson Foods, Inc. ................................        11,500         105,915
UAL Corp. ........................................         2,900         101,935
Ultramar Diamond Shamrock Corp. ..................         4,400         207,900
United Rentals, Inc. (a) .........................         3,700          96,015
United Technologies Corp. ........................        18,700       1,369,962
Unitrin, Inc. ....................................         3,500         134,400
Unocal Corp. .....................................         4,900         167,335
UnumProvident Corp. ..............................         6,500         208,780
US Bancorp .......................................         3,825          87,172
USX-Marathon Group ...............................        19,000         560,690
USX-U.S. Steel Group, Inc. .......................         1,000          20,150
UtliCorp. United, Inc. ...........................         5,750         175,662
Valassis Communications, Inc. (a) ................         2,800         100,240
Valero Energy Corp. ..............................         3,200         117,696
Valspar Corp. ....................................         2,500          88,750
Varco International, Inc. (a) ....................         5,000          93,050
Vectren Corp. ....................................         3,500          72,450
Verizon Communications, Inc. .....................        61,900       3,311,650


                                      (36)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Vertex Pharmaceuticals, Inc. (a) .................         3,000    $    148,500
Viacom, Inc., 'B' (a) ............................        19,423       1,005,140
Viad Corp. .......................................         4,800         126,720
Vishay Intertechnology, Inc. (a) .................         7,100         163,300
Visteon Corp. ....................................         4,106          75,468
Vulcan Materials Co. .............................         2,750         147,812
Wachovia Corp. ...................................         1,300          92,495
Waddell & Reed Financial, Inc., 'A' ..............         4,400         139,700
Wal-Mart Stores, Inc. ............................        78,300       3,821,040
Walgreen Co. .....................................        21,700         741,055
Walt Disney Co. ..................................        38,800       1,120,932
Washington Mutual, Inc. ..........................         3,750         140,813
Washington Post Co. 'B' ..........................           500         287,000
Waste Management, Inc. ...........................        31,500         970,830
Waters Corp. (a) .................................         6,700         184,987
Weatherford International, Inc. (a) ..............         5,500         264,000
Webster Financial Corp. ..........................         2,500          81,950
Wells Fargo Co. ..................................        10,300         478,229
Westamerica Bancorporation .......................         1,800          70,650
Western Resources, Inc. ..........................         3,700          79,550
Westwood One, Inc. (a) ...........................         5,500         202,675
Weyerhaeuser Co. .................................         3,750         206,137
Whirlpool Corp. ..................................         4,500         281,250
Whitman Corp. ....................................         8,100         107,730
Williams Communications Group. (a) ...............         9,539          28,140
Williams Cos., Inc. ..............................        11,600         382,220
Williams-Sonoma, Inc. (a) ........................         3,000         116,460
Wilmington Trust Corp. ...........................         1,600         100,240
Wind River Systems, Inc. (a) .....................         3,900          68,094
Wisconsin Energy .................................         6,200         147,374
WorldCom Inc - MCI Group (a) .....................         2,712          43,663
Worldcom, Inc. (a) ...............................        67,800         962,760
Xerox Corp. ......................................         9,600          91,872
Yahoo!, Inc. (a) .................................        14,300         285,857
Zions Bancorp ....................................         4,400         259,600
                                                                    ------------
                                                                     237,245,618
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $496,286,155) .........................................     477,211,449
                                                                    ------------


SEE NOTES TO FINANCIAL STATEMENTS     (37)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
PREFERRED STOCKS 0.1%
AUSTRALIA 0.1%
News Corp., Ltd. .................................        73,156    $    588,430
                                                                    ------------

GERMANY 0.0%
Volkswagen AG ....................................         1,850          56,380
                                                                    ------------

ITALY 0.0%
Fiat S.p.A. (Privilegiate) .......................         1,625          21,075
                                                                    ------------

TOTAL PREFERRED STOCKS
   (Cost $733,138) .............................................         665,885
                                                                    ------------

INVESTMENT COMPANY 0.3%
UNITED STATES 0.3%
Latin American Discovery Fund (b)
   (Cost $173,981) ...............................       160,800       1,664,280
                                                                    ------------
                                                          NO. OF
                                                         WARRANTS
WARRANT 0.0%
UNITED STATES 0.0%
Golden State Bancorp, Inc. expiring 12/31/60
   (Cost $0) .....................................          1,000          1,310
                                                                    ------------
                                                           PAR
                                                          VALUE
COVERTIBLE DEBENTURES 0.0%
FRANCE 0.0%
Casino Guich-Perrachon 4.50%, 7/12/01 ............     FRF 70,400         59,585
Sodexho S.A. 6.00%, 6/7/04 .......................          3,811          3,270
                                                                    ------------
   (Cost $69,841) ...............................................         62,855
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS 87.4%
   (Cost $497,263,115) ..........................................    479,605,779
                                                                    ------------
SHORT-TERM INVESTMENT 12.1%
REPURCHASE AGREEMENT 12.1%
J.P. Morgan Securities Inc. 3.55%, dated
6/29/01, due 7/2/01, to be repurchased at
$66,617,702, collateralized by U.S. Treasury
Inflation Notes 3.625%, due 1/15/08,
valued at $67,967,477
   (Cost $66,598,000) ............................   $ 66,598,000     66,598,000
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES 99.5%
   (Cost $563,861,115) ..........................................    546,203,779
                                                                    ------------


                                      (38)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

DESCRIPTION                                                            VALUE
FOREIGN CURRENCY  0.1%
   (Cost $565,903) ..............................................   $    561,404
                                                                    ------------
TOTAL INVESTMENTS  99.6%
   (Cost $564,427,018) ..........................................    546,765,183

OTHER ASSETS IN EXCESS OF LIABILITIES  0.4% .....................      1,965,930
                                                                    ------------

NET ASSETS  100% ................................................   $548,731,113
                                                                    ============

(A)   NON-INCOME PRODUCING SECURITY

(B) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISER TO THE FUND.

ADR   AMERICAN DEPOSITARY RECEIPT

CVA   SHARE CERTIFICATES

FRF   FRENCH FRANC

GDR   GLOBAL DEPOSITARY RECEIPT

RNC   NON-CONVERTIBLE SAVINGS SHARES

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                       MARKET           PERCENT OF
INDUSTRY                                               VALUE            NET ASSETS
Health Care ..............................          $ 78,348,492            14.3%
Financials ...............................            77,092,463            14.1
Consumer Discretionary ...................            61,107,846            11.1
Information Technology ...................            52,115,725             9.5
Industrials ..............................            50,131,213             9.1
Energy ...................................            44,097,613             8.0
Consumer Staples .........................            42,334,130             7.7
Utilities ................................            27,960,797             5.1
Telecommunication Services ...............            27,870,333             5.1
Materials ................................            18,547,167             3.4
                                                    ------------            ----
                                                    $479,605,779            87.4%
                                                    ============            ====


SEE NOTES TO FINANCIAL STATEMENTS     (39)

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $563,861,115) (including
  repurchase agreement of $66,598,000) ................................      $546,203,779
Foreign Currency (Cost $565,903) ......................................           561,404
Cash ..................................................................               750
Margin Deposit on Futures Contracts ...................................         4,819,866
Receivable for:
  Fund Shares Sold ....................................................        14,180,786
  Dividends ...........................................................           523,200
  Foreign Withholding Tax Reclaim .....................................           315,846
  Investments Sold ....................................................            20,192
  Interest ............................................................            16,259
Net Unrealized Gain on Foreign Currency Exchange Contracts ............           184,365
Other .................................................................            87,764
                                                                             ------------
   Total Assets .......................................................       566,914,211
                                                                             ------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ................................................        15,368,380
  Variation Margin on Futures Contracts ...............................         1,456,036
  Investment Advisory Fees ............................................           455,130
  Distribution (12b-1) and Service Fees ...............................           388,462
  Investments Purchased ...............................................           126,543
  Administrative Fees .................................................           123,434
  Directors' Fees and Expenses ........................................            80,917
  Transfer Agent Fees .................................................            66,428
  Professional Fees ...................................................            48,994
  Custody Fees ........................................................            43,467
  Shareholder Reporting Expenses ......................................            25,307
                                                                             ------------
   Total Liabilities ..................................................        18,183,098
                                                                             ------------
NET ASSETS ............................................................      $548,731,113
                                                                             ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)      $     44,777
Paid in Capital in Excess of Par ......................................       611,994,411
Accumulated Net Investment Loss .......................................        (1,090,141)
Net Unrealized Depreciation on Investments, Foreign
  Currency Translations and Futures ...................................       (18,100,224)
Accumulated Distributions in Excess of Net Realized Gain ..............       (44,117,710)
                                                                             ------------
NET ASSETS ............................................................      $548,731,113
                                                                             ============


                                      (40)     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2001

Class A Shares:
   Net Asset Value and Redemption Price Per Share (Based on Net Assets
   of $284,642,449 and 22,573,551 Shares Outstanding) ................     $   12.61
                                                                           =========
   Maximum Sales Charge ..............................................          5.75%
   Maximum Offering Price Per Share (Net Asset Value Per Share x
   100/(100% - maximum sales charge) .................................     $   13.38
                                                                           =========
Class B Shares:
   Net Asset Value and Offering Price Per Share (Based on Net Assets
   of $187,081,361 and 15,797,023 Shares Outstanding)* ...............     $   11.84
                                                                           =========
Class C Shares:
   Net Asset Value and Offering Price Per Share (Based on Net Assets
   of $77,007,303 and 6,406,770 Shares Outstanding)* .................     $   12.02
                                                                           =========

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS     (41)

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................   $  8,606,439
Interest ..............................................................      4,278,330
Less Foreign Taxes Withheld ...........................................       (519,064)
                                                                          ------------
   Total Income .......................................................     12,365,705
                                                                          ------------
EXPENSES:
Investment Advisory Fees ..............................................      5,958,881
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $688,132, $2,195,571 and $891,544, respectively) .................      3,775,247
Administrative Fees ...................................................      1,527,102
Transfer Agent Fees ...................................................        371,351
Custody Fees ..........................................................        207,879
Shareholder Reports ...................................................        139,215
Professional Fees .....................................................         92,699
Filing and Registration Fees ..........................................         42,038
Directors' Fees and Expenses ..........................................          5,817
Other .................................................................         11,079
                                                                          ------------
   Total Expenses .....................................................     12,131,308
                                                                          ------------
NET INVESTMENT INCOME .................................................   $    234,397
                                                                          ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................   $(26,905,911)
Foreign Currency Transactions .........................................     (1,731,181)
Futures ...............................................................    (11,083,403)
                                                                          ------------
Net Realized Loss .....................................................    (39,720,495)
                                                                          ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................     41,016,509
  End of the Period:
   Investments ........................................................    (17,657,336)
   Foreign Currency Translations ......................................        199,014
   Futures ............................................................       (641,902)
                                                                          ------------
                                                                           (18,100,224)
                                                                          ------------
Net Unrealized Depreciation During the Period .........................    (59,116,733)
                                                                          ------------
NET REALIZED AND UNREALIZED LOSS ......................................   $(98,837,228)
                                                                          ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $(98,602,831)
                                                                          ============


                                      (42)     SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                               YEAR ENDED         YEAR ENDED
                                                              JUNE 30, 2001      JUNE 30, 2000
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss ............................      $     234,397       $  (1,920,916)
Net Realized Gain/Loss ................................        (39,720,495)        107,016,121
Net Unrealized Appreciation/Depreciation During the
  Period ..............................................        (59,116,733)        (36,805,169)
                                                             -------------       -------------
Net Increase/Decrease in Net Assets Resulting from
  Operations ..........................................        (98,602,831)         68,290,036
                                                             -------------       -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ...............................................        (24,741,324)        (17,161,695)
Class B ...............................................        (20,497,089)        (16,508,167)
Class C ...............................................         (8,600,626)         (7,198,264)
In Excess of Net Realized Gain:
Class A ...............................................        (20,277,335)                 -0-
Class B ...............................................        (16,795,758)                 -0-
Class C ...............................................         (7,047,214)                 -0-
                                                             -------------       -------------
Net Decrease in Net Assets Resulting from Distributions        (97,959,346)        (40,868,126)
                                                             -------------       -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ............................................        375,735,811         389,767,569
Distributions Reinvested ..............................         90,823,479          37,345,275
Redeemed ..............................................       (379,964,192)       (369,614,087)
                                                             -------------       -------------
Net Increase in Net Assets Resulting from Capital Share
  Transactions ........................................         86,595,098          57,498,757
                                                             -------------       -------------
Total Increase/Decrease in Net Assets .................       (109,967,079)         84,920,667
NET ASSETS--Beginning of Period .......................        658,698,192         573,777,525
                                                             -------------       -------------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(1,090,141) and $(5,881,648),
  respectively) .......................................      $ 548,731,113       $ 658,698,192
                                                             =============       =============


SEE NOTES TO FINANCIAL STATEMENTS     (43)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                       YEAR ENDED JUNE 30,
CLASS A SHARES                                            2001#            2000#            1999#            1998#           1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ....................................         $17.74           $16.86           $16.67           $16.57          $14.75
                                                       --------         --------         --------         --------         -------
Income From Investment Operations
  Net Investment Income ........................           0.07             0.02             0.07             0.21            0.10
  Net Realized and Unrealized
    Gain/Loss ..................................          (2.52)            2.09             1.21             2.07            2.76
                                                       --------         --------         --------         --------         -------
Total From Investment Operations ...............          (2.45)            2.11             1.28             2.28            2.86
                                                       --------         --------         --------         --------         -------
DISTRIBUTIONS
  Net Investment Income ........................             -0-              -0-           (0.07)           (0.35)          (0.55)
  In Excess of Net Investment Income ...........             -0-              -0-           (0.15)              -0-             -0-
  Net Realized Gain ............................          (1.47)           (1.23)           (0.87)           (1.83)          (0.49)
  In Excess of Net Realized Gain ...............          (1.21)              -0-              -0-              -0-             -0-
                                                       --------         --------         --------         --------         -------
Total Distributions ............................          (2.68)           (1.23)           (1.09)           (2.18)          (1.04)
                                                       --------         --------         --------         --------         -------
NET ASSET VALUE, END OF PERIOD .................         $12.61           $17.74           $16.86           $16.67          $16.57
                                                       ========         ========         ========         ========         =======

Total Return (1) ...............................         -15.03%           12.83%            8.41%           16.17%          20.61%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..............       $284,643         $301,905         $240,121         $261,633         $72,704
Ratio of Expenses to Average
  Net Assets ...................................           1.65%            1.70%            1.70%            1.61%           1.70%
Ratio of Net Investment Income
  to Average Net Assets ........................           0.43%            0.12%            0.47%            1.30%           0.59%
Portfolio Turnover Rate ........................             58%              99%              84%             108%             45%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income ......................             N/A             N/A             $ -0-+          $0.02           $0.03
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...............             N/A             N/A             1.73%            1.62%           1.90%
  Net Investment Income to
    Average Net Assets .........................             N/A             N/A             0.44%            1.30%           0.40%
-----------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.

N/A   NOT APPLICABLE


                                      (44)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                       YEAR ENDED JUNE 30,
CLASS B SHARES                                            2001#            2000#            1999#            1998#           1997
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period ....................................         $16.96           $16.28           $16.14           $16.15          $14.46
                                                       --------         --------         --------         --------         -------
Income From Investment Operations
  Net Investment Income/Loss ...................          (0.05)           (0.11)           (0.04)            0.09           (0.05)
  Net Realized and Unrealized
    Gain/Loss ..................................          (2.39)            2.02             1.16             2.01            2.73
                                                       --------         --------         --------         --------         -------
Total From Investment Operations ...............          (2.44)            1.91             1.12             2.10            2.68
                                                       --------         --------         --------         --------         -------
Distributions
  Net Investment Income ........................             -0-              -0-           (0.04)           (0.28)          (0.50)
  In Excess of Net Investment Income ...........             -0-              -0-           (0.07)              -0-             -0-
  Net Realized Gain ............................          (1.47)           (1.23)           (0.87)           (1.83)          (0.49)
  In Excess of Net Realized Gain ...............          (1.21)              -0-              -0-              -0-             -0-
                                                       --------         --------         --------         --------         -------
Total Distributions ............................          (2.68)           (1.23)           (0.98)           (2.11)          (0.99)
                                                       --------         --------         --------         --------         -------
NET ASSET VALUE, END OF PERIOD .................         $11.84           $16.96           $16.28           $16.14          $16.15
                                                       ========         ========         ========         ========         =======
Total Return (1) ...............................         -15.73%           12.03%            7.50%           15.33%          19.64%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..............       $187,081         $252,078         $232,644         $225,797         $38,962
Ratio of Expenses to Average
  Net Assets ...................................           2.40%            2.45%            2.45%            2.35%           2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ........................          (0.32)%          (0.65)%          (0.27)%           0.60%          (0.11)%
Portfolio Turnover Rate ........................             58%              99%              84%             108%             45%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss .....................            N/A              N/A             $ -0-+          $0.02           $0.09
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...............            N/A              N/A             2.49%            2.36%           2.65%
  Net Investment Income/Loss to
    Average Net Assets .........................            N/A              N/A            (0.30)%           0.60%          (0.30)%
-----------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     (45)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                       YEAR ENDED JUNE 30,
CLASS C SHARES                                            2001#            2000#            1999#            1998#           1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .....................................        $17.16           $16.46           $16.30           $16.24          $14.49
                                                       --------         --------         --------         --------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ....................         (0.05)           (0.11)           (0.04)            0.08           (0.03)
  Net Realized and Unrealized
    Gain/Loss ...................................         (2.41)            2.04             1.18             2.05            2.73
                                                       --------         --------         --------         --------         -------
Total From Investment Operations ................         (2.46)            1.93             1.14             2.13            2.70
                                                       --------         --------         --------         --------         -------
DISTRIBUTIONS
  Net Investment Income .........................            -0-              -0-           (0.04)           (0.24)          (0.46)
  In Excess of Net Investment Income ............            -0-              -0-           (0.07)              -0-             -0-
  Net Realized Gain .............................         (1.47)           (1.23)           (0.87)           (1.83)          (0.49)
  In Excess of Net Realized Gain ................         (1.21)              -0-              -0-              -0-             -0-
                                                       --------         --------         --------         --------         -------
Total Distributions .............................         (2.68)           (1.23)           (0.98)           (2.07)          (0.95)
                                                       --------         --------         --------         --------         -------
NET ASSET VALUE, END OF PERIOD ..................        $12.02           $17.16           $16.46           $16.30          $16.24
                                                       ========         ========         ========         ========         =======
Total Return (1) ................................        -15.65%           12.02%            7.61%           15.37%          19.69%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...............       $77,007         $104,715         $101,013         $108,650         $78,199
Ratio of Expenses to Average
  Net Assets ....................................          2.40%            2.45%            2.45%            2.55%           2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets .........................         (0.32)%          (0.66)%          (0.28)%           0.52%          (0.16)%
Portfolio Turnover Rate .........................            58%              99%              84%             108%             45%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net Investment
    Income/Loss .................................           N/A              N/A              $-0-+          $0.02           $0.03
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ................           N/A              N/A             2.48%            2.56%           2.65%
  Net Investment Income/Loss to
    Average Net Assets ..........................           N/A              N/A            (0.30)%           0.52%          (0.34)%
-----------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


                                      (46)     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

   The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. Options are valued at the last reported bid price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Investments in open-end investment companies are valued at their net asset value each business day.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.


                                      (47)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

   The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

   The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $10,980,802, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

   At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $582,264,075, the aggregate gross unrealized appreciation is $38,094,926


                                      (48)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

and the aggregate gross unrealized depreciation is $74,155,222, resulting in net unrealized depreciation on long- and short-term investments of $36,060,296.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

   Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $6,250,533 has been reclassified from paid in capital in excess of par to accumulated net investment loss. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $40,354 were reclassified from accumulated distributions in excess of net realized gain to accumulated net investment loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $1,731,181 has been reclassified from accumulated net investment loss to accumulated distributions in excess of net realized gain. A permanent difference related to distributions from real estate investment trusts totaling $2,596 has been reclassified from accumulated net investment loss to accumulated distributions in excess of net realized gain.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.


                                      (49)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $750 million ........................................       1.00%
Next $500 million .........................................       0.95%
Over $1.25 billion ........................................       0.90%

The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                           CLASS B
                  CLASS A                AND CLASS C
               MAX. OPERATING           MAX. OPERATING
                EXPENSE RATIO            EXPENSE RATIO
                    1.70%                    2.45%

   For the period ended June 30, 2001, the Fund recognized expenses of approximately $11,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

   Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $40,500, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

   Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.


                                      (50)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

   Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $371,351. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

   Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

   The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $74,274 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

   At June 30, 2001, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $7,000 during the period.

3. Capital Transactions

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charges may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most


                                      (51)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                       CONTINGENT DEFERRED SALES
                                                      CHARGE ON ASSETS SUBJECT TO
                                                              SALES CHARGE
YEAR OF REDEMPTION                                       CLASS B          CLASS C
First ...................................                  5.00%            1.00%
Second ..................................                  4.00%            None
Third ...................................                  3.00%            None
Fourth ..................................                  2.50%            None
Fifth ...................................                  1.50%            None
Thereafter ..............................                   None            None

For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $503,500 and CDSC on redeemed shares of Classes B and C of approximately $144,100. Sales charges do not represent expenses of the Fund.


                                      (52)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                 YEAR ENDED        YEAR ENDED
                                               JUNE 30, 2001     JUNE 30, 2000
                                               -------------     --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
   Subscribed ..............................      22,578,883        16,429,387
   Distributions Reinvested ................       3,082,978           939,649
   Redeemed ................................     (20,107,022)      (14,592,980)
                                               -------------     -------------
  Net Increase in Class A Shares Outstanding       5,554,839         2,776,056
                                               =============     =============
  Dollars:
   Subscribed ..............................   $ 310,502,834     $ 288,886,146
   Distributions Reinvested ................      42,422,403        16,039,804
   Redeemed ................................    (279,760,582)     (256,831,261)
                                               -------------     -------------
  Net Increase .............................   $  73,164,655     $  48,094,689
                                               =============     =============
  Ending Paid in Capital ...................   $ 314,201,961+    $ 240,972,903+
                                               =============     =============
CLASS B:
  Shares:
   Subscribed ..............................       3,435,296         4,980,511
   Distributions Reinvested ................       2,627,822           902,307
   Redeemed ................................      (5,129,250)       (5,306,787)
                                               -------------     -------------
  Net Increase in Class B Shares Outstanding         933,868           576,031
                                               =============     =============
  Dollars:
   Subscribed ..............................   $  48,400,324     $  84,382,284
   Distributions Reinvested ................      34,057,784        14,779,795
   Redeemed ................................     (72,338,659)      (89,091,503)
                                               -------------     -------------
  Net Increase .............................   $  10,119,449     $  10,070,576
                                               =============     =============
  Ending Paid in Capital ...................   $ 223,226,495+    $ 213,053,271+
                                               =============     =============
CLASS C:
  Shares:
   Subscribed ..............................       1,268,367           966,641
   Distributions Reinvested ................       1,090,752           393,587
   Redeemed ................................      (2,053,525)       (1,395,666)
                                               -------------     -------------
  Net Increase/Decrease in Class C
   Shares Outstanding ......................         305,594           (35,438)
                                               =============     =============
  Dollars:
   Subscribed ..............................   $  16,832,653     $  16,499,139
   Distributions Reinvested ................      14,343,292         6,525,676
   Redeemed ................................     (27,864,951)      (23,691,323)
                                               -------------     -------------
  Net Increase/Decrease ....................   $   3,310,994     $    (666,508)
                                               =============     =============
  Ending Paid in Capital ...................   $  80,861,265+    $  77,527,932+
                                               =============     =============

+ Ending Paid in Capital amounts do not reflect permanent book to tax differences-See Note 1E.


                                      (53)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $302,238,576 and sales of $295,066,456 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

   Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $1,855,200 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $132,800.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

   The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

   Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.


                                      (54)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

At June 30, 2001, the Fund had outstanding forward currency contracts as follows:

                                                                     UNREALIZED
                                                   CURRENT          APPRECIATION/
FORWARD CURRENCY CONTRACTS                          VALUE           DEPRECIATION
LONG CONTRACTS:
British Pound, 4,458,740
  expiring 9/12/01 ......................       $  6,261,308        $    99,338
Euro, 36,839,397
  expiring 9/12/01 ......................         31,146,713           (301,365)
Japanese Yen, 3,526,028,932
  expiring 9/12/01-9/27/01 ..............         28,490,890           (662,822)
                                                ------------        -----------
                                                $ 65,898,911        $  (864,849)
                                                ------------        -----------
SHORT CONTRACTS:
British Pound, 679,944
  expiring 9/12/01 ......................       $    954,830        $   (14,558)
Euro, 42,438,133
  expiring 9/12/01 ......................         35,880,292            384,208
Japanese Yen, 4,886,363,569
  expiring 9/12/01 ......................         39,503,686            679,564
                                                ------------        -----------
                                                $ 76,338,808        $ 1,049,214
                                                                    -----------
                                                                    $   184,365
                                                                    ===========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

   Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract in excess of the variation margin is reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

   Transactions in futures contracts for the period ended June 30, 2001, were as follows:

                                                                       CONTRACTS
Outstanding at June 30, 2000 ...............................                999
Futures Opened .............................................              3,444
Futures Closed .............................................             (3,645)
                                                                         ------
Outstanding at June 30, 2001 ...............................                798
                                                                         ======


                                      (55)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

   The futures contracts outstanding as of June 30, 2001, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                          APPRECIATION/
                                                           CONTRACTS      DEPRECIATION
LONG CONTRACTS:
CAC 40 Index - September 2001
  (Current notional value $5,250 per contract) ............    145         $  16,375
FTSE 100 Index - September 2001
  (Current notional value $5,651 per contract) ............     64          (207,702)
Hang Seng index - July 2001
  (Current notional value $13,041 per contract) ...........      2            (2,508)
IBEX Plus Index - July 2001
  (Current notional value $8,836 per contract) ............     56          (316,369)
MIB 30 Index - September 2001
  (Current notional value $37,524 per contract) ...........     34          (125,233)
TOPIX Index - September 2001
  (Current notional value $1,296 per contract) ............     14           (28,614)

SHORT CONTRACTS:
DAX Index  - September 2001
  (Current notional value $6,115 per contract) ............     39            43,818
EJ Euro Stoxx Index - September 2001
  (Current notional value $4,290 per contract) ............    444           (21,669)
                                                               ---         ---------
                                                               798         $(641,902)
                                                               ===         =========

                                      (56)

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen
Global Equity Allocation Fund

   We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (57)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH

  Aggressive Growth
  American Value*
  Emerging Growth
  Enterprise
  Equity Growth
  Focus Equity
  Growth
  Mid Cap Growth
  Pace
  Select Growth
  Small Cap Growth
  Small Cap Value
  Tax Managed Equity Growth
  Technology

GROWTH AND INCOME

  Comstock
  Equity Income
  Growth and Income
  Harbor
  Real Estate Securities
  Utility
  Value
  Value Opportunities

GLOBAL/INTERNATIONAL

  Asian Growth
  Emerging Markets
  European Equity
  Global Equity
  Global Equity Allocation
  International Magnum
  Latin American
  Tax Managed Global Franchise
  Worldwide High Income

INCOME

  Corporate Bond
  Government Securities
  High Income Corporate Bond
  High Yield
  Limited Maturity Government
  U.S. Government
  U.S. Government Trust for Income

CAPITAL PRESERVATION

  Reserve
  Tax Free Money

SENIOR LOAN

  Prime Rate Income Trust
  Senior Floating Rate

TAX FREE

  California Insured Tax Free
  Florida Insured Tax Free Income
  High Yield Municipal**
  Insured Tax Free Income
  Intermediate Term Municipal
     Income
  Municipal Income
  New York Tax Free Income
  Pennsylvania Tax Free Income
  Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o  visit our Web site at
   WWW.VANKAMPEN.COM --
   to view a prospectus, select
   DOWNLOAD PROSPECTUS
        [ILLUSTRATION OF COMPUTER]

o  call us at (800) 341-2911
   Telecommunications
   Device for the Deaf (TDD)
   users, call (800)421-2833.
        [ILLUSTRATION OF PHONE]

o  e-mail us by visiting
   WWW.VANKAMPEN.COM and
   selecting CONTACT US
        [ILLUSTRATION OF ENVELOPES]

 *    Closed to new investors
**    Open to new investors for a limited time


                                      (58)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN* - CHAIRMAN

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
The following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2001. The Fund designated and paid $58,920,868 as a long-term capital gain distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year. For corporate shareholders 6% of the ordinary dividends qualify for the dividends received deduction.**
--------------------------------------------------------------------------------

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**    THIS INFORMATION IS UNAUDITED.


                                      (59)

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                Van Kampen Funds Inc.
                                1 Parkview Plaza, P.O. Box 5555
                                Oakbrook Terrace, IL 60181-5555
                                www.vankampen.com

                               VAN KAMPEN
                               INVESTMENTS
                               GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2001 Van Kampen Funds Inc. All rights reserved.
                     450, 550, 650     3625H01-AP-8/01
                     MSGE ANR 8/01

                                        VAN KAMPEN
                                        INTERNATIONAL MAGNUM
                                        FUND

                                        ANNUAL REPORT

                                        JUNE 30, 2001

                               [PHOTO OF BOY TOSSING BALL]

                                        Privacy Notice information on the back.

                                                           VAN KAMPEN
                                                          INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                         TABLE OF CONTENTS

                                  OVERVIEW

                    LETTER TO SHAREHOLDERS     1

                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY

                         RETURN HIGHLIGHTS     4

            GROWTH OF A $10,000 INVESTMENT     6

                     PORTFOLIO AT A GLANCE

                          TOP TEN HOLDINGS     6

                        TOP FIVE COUNTRIES     6

          Q&A WITH YOUR PORTFOLIO MANAGERS     7

                         GLOSSARY OF TERMS    11

                            BY THE NUMBERS

                   YOUR FUND'S INVESTMENTS    12

                      FINANCIAL STATEMENTS    20

             NOTES TO FINANCIAL STATEMENTS    26

            REPORT OF INDEPENDENT AUDITORS    35

                    VAN KAMPEN INVESTMENTS

            THE VAN KAMPEN FAMILY OF FUNDS    36

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    37

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

              ----------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              ----------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                      (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                      (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

   [The following table was depicted as a bar graph in the printed material.]

        Mar 99                     3.5%
        Jun 99                     2.5%
        Sep 99                     5.7%
        Dec 99                     8.3%
        Mar 00                     4.8%
        Jun 00                     5.2%
        Sep 00                     2.2%
        Dec 00                     1.0%
        Mar 01                     1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

   [The following table was depicted as a line graph in the printed material.\

             INTEREST RATES   INFLATION
Jun 99                 5.0%        2.0%
Jul 99                 5.0%        2.1%
Aug 99                5.25%        2.3%
Sep 99                5.25%        2.6%
Oct 99                5.25%        2.6%
Nov 99                 5.5%        2.6%
Dec 99                 5.5%        2.7%
Jan 00                 5.5%        2.7%
Feb 00                5.75%        3.2%
Mar 00                 6.0%        3.8%
Apr 00                 6.0%        3.1%
May 00                 6.5%        3.2%
Jun 00                 6.5%        3.7%
Jul 00                 6.5%        3.7%
Aug 00                 6.5%        3.4%
Sep 00                 6.5%        3.5%
Oct 00                 6.5%        3.4%
Nov 00                 6.5%        3.4%
Dec 00                 6.5%        3.4%
Jan 01                 5.5%        3.7%
Feb 01                 5.5%        3.5%
Mar 01                 5.0%        2.9%
Apr 01                 4.5%        3.3%
May 01                 4.0%        3.6%
Jun 01                3.75%        3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                      (3)

                                                        PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                               A SHARES     B SHARES    C SHARES
--------------------------------------------------------------------------------
One-year total return based on NAV(1)           -20.00%      -20.28%     -20.26%
--------------------------------------------------------------------------------
One-year total return(2)                        -24.59%      -24.23%     -21.04%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)       0.77%        1.03%       1.32%
--------------------------------------------------------------------------------
Commencement date                                7/1/96       7/1/96      7/1/96
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND CLASS C SHARES COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                      (4)

GROWTH OF A $10,000 INVESTMENT
(JULY 1, 1996--JUNE 30, 2001)

                                                          MSCI EAFE INDEX
                                                      IS AN UNMANAGED INDEX OF
                                                     COMMON STOCKS FROM EUROPE,
                                                   AUSTRALASIA, NEW ZEALAND, AND
               INTERNATIONAL MAGNUM FUND                AND THE FAR EAST.+
7/96                              $9,425                      $10,000
6/97                             $11,057                      $11,284
6/98                             $11,977                      $11,613
6/99                             $11,314                      $12,498
6/00                             $12,989                      $14,643
6/01                             $10,392                      $11,187

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI EAFE INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+     FACTSET RESEARCH SYSTEMS INC.


                                      (5)

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)


1.    AVENTIS                                                               2.2%
      Develops chemicals, pharmaceuticals and other products.

2.    GLAXOSMITHKLINE                                                       2.0%
      Develops and markets pharmaceuticals and consumer products worldwide.

3.    VODAFONE GROUP                                                        1.9%
      Operates wireless communications networks in the United Kingdom and the
      United States.

4.    NESTLE                                                                1.8%
      Produces food and cosmetics, including name brands Nestea, Nestle and
      L'Oreal.

5.    CADBURY SCHWEPPES                                                     1.2%
      Manufactures candy and soft drinks, including such brands as 7 UP, Canada
      Dry, Cadbury and York.

6.    SHELL TRANSPORT & TRADING                                             1.2%
      Explores for and produces oil and natural gas and manufactures chemicals.

7.    ALLIED DOMECQ                                                         1.1%
      Distills spirits and wines, including Kahlua liqueur, and operates retail food chains including Dunkin' Donuts.

8.    AXA                                                                   1.1%
      Provides insurance and financial services worldwide.

9.    TOTALFINAELF                                                          1.0%
      Explores for and produces oil and natural gas worldwide.

10.   KONINKLIJKE PHILIPS ELECTRONICS                                       1.0%
      Makes televisions, audio equipment, phones and other electronic devices.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

   [The following table was depicted as a bar graph in the printed material.\

                                                  June 30, 2001    June 30, 2000
United Kingdom                                            21.0%            23.1%
Japan                                                     19.5%            28.1%
France                                                     7.0%             9.0%
Switzerland                                                5.5%             6.1%
Netherlands                                                5.0%             4.7%

*     SUBJECT TO CHANGE DAILY.


                                      (6)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INTERNATIONAL MAGNUM FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2001. THE TEAM IS LED BY FRANCINE J. BOVICH, PORTFOLIO MANAGER, MORGAN STANLEY INVESTMENT MANAGEMENT INC. BOVICH HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1973.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A The past 12 months have been an enormously difficult period. A slowdown in global aggregate demand caused a heavy sell off in markets around the world; and the pain was even greater overseas than in the United States. Following nearly a decade of brisk expansion, the U.S. economy slowed sharply. The slowing economy resulted in a rapid decline in corporate profits, which in turn, undercut stock prices.

      As the U.S. economy stalled, the world's other major economies also struggled. In Europe, the export-driven German economy was hamstrung by the drop in U.S. demand for its goods. The Japanese economy, which is even more sensitive to global trade cycles, was unable to get on its feet--in spite of almost a decade of stimulus packages.

      In this difficult environment, the fund returned -20.00 percent for the 12 months ended June 30, 2001. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISER.

      By comparison, the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index with net dividends returned -23.84 percent for the same period. THIS BROAD-BASED, UNMANAGED INDEX IS COMPOSED OF SECURITIES ON STOCK EXCHANGES OF EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST AND ASSUMES REINVESTMENT OF DIVIDENDS. THE INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT REFLECT ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO


                                      (7)

INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q     WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A We follow a core, middle-of-the-road approach that includes both growth and value components. Within this discipline, we have been more defensively postured in recognition of the market's volatility. Part of that defensive strategy has been to maintain overweight positions in stocks with consistent revenues and, more importantly, transparent earnings. These stocks seem less exciting when economic conditions are good, but their steady earnings become attractive when more volatile companies begin to miss their earnings targets. Our preference for these more conservative stocks led us to overweight the consumer staples and health care sectors, with an emphasis on European food, pharmaceutical and tobacco companies. We have also invested in oil companies, which have performed well. Rising oil prices created greater profitability for these companies.

      We have generally migrated away from technology, telecommunications and media (TMT) stocks. As we reported last year, we hired a team of analysts with depth in the general area of growth stocks. As a result of their in-depth research, we shifted the fund's portfolio away from software (German company
SAP), telecommunications manufacturers (U.K. company Marconi, French company Alcatel) and other disappointing stories (Ericsson). In their stead, we refocused on two categories: First, we looked at companies that had what we considered strong company managements and business cases, such as Nokia. Second, we emphasized a more cyclical outlook on the recovery of the semiconductor cycle.

Q     WHAT STOCKS PERFORMED WELL DURING THE REPORTING PERIOD?

A As mentioned earlier, the fund was overweight in European health care and consumer staples companies. Our stock selection in both areas helped performance. Within the pharmaceutical sector, Aventis was a particularly strong performer. This company was formed by the merger of the French Rhone-Poulenc and Germany's Hoechst--a merger that the markets initially greeted with some skepticism. The combined firm has since shown the merger to be a success, and investors have rewarded it accordingly. The stock also benefited from investors' preference for the sector's defensive characteristics. This trend also boosted competitors AkzoNobel and Novartis, which also posted gains for the period.

      In an otherwise bleak period, investors turned to firms that supplied commonly used products that consumers tend to buy regardless of economic conditions. Despite the troubled economic environment, these consumer staples firms--particularly those with well-known global brands--provided reliable revenue and profit growth. Our strategy led us to buy global and regional leaders such as U.K. wines and spirits producers Allied Domecq and Diageo as well as U.K. household cleaning products maker Reckitt Benckiser. Allied Domecq owns brands such as Beefeater gin, Kahlua liqueur, and Courvoisier cognac. Among Diageo's brands are Smirnoff vodka, Johnnie Walker scotch, and Guinness


                                      (8)
stout. Reckitt Benckiser's cleaning product brands include Lysol, Woolite, Electrasol, and Easy-Off, among others.

      Our stock selection was also strong in the energy sector. We believe Shell Transport & Trading (United Kingdom) is a well-run oil company with strong management. Shell has consistently executed its business plan, and the stock has performed accordingly. We purchased the stock when oil prices were near recent lows. During the period, the stock's price rose along with the price of oil, and it was one of the best-performing stocks in the fund over the past 12 months.

      KEEP IN MIND THAT NOT ALL OF THE STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THESE STOCKS WILL CONTINUE TO PERFORM AS WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q     WHAT STOCKS WERE DISAPPOINTMENTS?

A We entered the reporting period with high hopes for Ericsson. The company was a global leader in cellular telephone manufacturing, second only to Nokia. Unfortunately, Ericsson proved to be much better at technological innovation than it was at manufacturing and marketing its products. Company management repeatedly failed to bring high-quality phones to the marketplace in time to capitalize on their technological leadership position. The stock trended lower as Ericsson's troubles became more widely known.

      The portfolio also suffered from the troubles of the TMT sector. British Telecom was a particular disappointment. The company's management team had developed a strategy of becoming a regional--and perhaps even global--leader in cellular telephony. BT participated in auctions throughout Europe for service provider licenses. This strategy ultimately proved both too expensive and too grand to be executed profitably. The stock suffered accordingly.

Q     WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS FOR THE COMING MONTHS?

A We remain concerned about the state of the global economy, and we have some uncertainty as to whether the bottom has yet been reached. However, several signs give us hope for the coming year. The U.S. Federal Reserve Board cut interest rates aggressively over a very short period of time. The U.S. economy is quite sensitive to changes in interest rates and may begin to respond in the coming quarters. In fact, some faint signs of growth have emerged already. The bond market has responded positively to the most recent economic and market data. We view this as a significant positive sign since the bond market has tended to be a leading indicator of developments in the economy. Interest rates have trended higher, which shows that perhaps the bond market is anticipating better times for the economy. Economic improvement may have a meaningful impact on corporate earnings, which may seem all the more attractive when compared with the anemic results of 2000.

      While we are staying with our defensive posture for the moment, we are carefully monitoring important global economic indicators. Moreover, we will be prepared to act decisively at the first signs of the coming economic turn. We are developing (and are waiting to implement) positioning strategies that may help the fund capture the potential gains we anticipate from a possible impending upward move in the economic cycle.


                                      (9)

ANNUAL HOUSEHOLDING NOTICE

      To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (10)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.


                                      (11)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
COMMON STOCKS 73.9%
AUSTRALIA 1.7%
AMP Ltd. .........................................          6,750    $    75,718
Brambles Industries Ltd. .........................          3,500         85,688
BHP Billion Ltd. .................................         15,799         83,726
BHP Billion Ltd. (a) .............................         16,828         89,179
Commonwealth Bank of Australia ...................         14,500        252,564
CSL Ltd. .........................................          4,750        115,565
ERG Ltd. (a) .....................................         57,750         42,416
Foster's Group Ltd. ..............................         57,100        159,599
Lend Lease Corp., Ltd. ...........................          8,350         53,449
National Australia Bank Ltd. .....................         18,350        328,067
News Corp., Ltd. .................................         37,490        344,556
Qantas Airways Ltd. ..............................         29,200         52,127
Rio Tinto Ltd. ...................................         11,750        204,604
Telstra Corp., Ltd. ..............................         50,500        138,576
Westpac Banking Corp., Ltd. ......................         29,700        219,017
WMC Ltd. .........................................         20,350         99,436
                                                                     -----------
                                                                       2,344,287
                                                                     -----------
DENMARK 0.6%
Danisco A/S ......................................         14,400        527,568
Tele Danmark A/S .................................          5,880        212,079
                                                                     -----------
                                                                         739,647
                                                                     -----------
FINLAND 1.3%
Metso Oyj ........................................         26,350        292,215
Nokia Oyj ........................................         36,486        826,847
Sampo Oyj 'A' ....................................         36,625        311,598
Stora Enso Oyj ...................................         26,700        289,316
                                                                     -----------
                                                                       1,719,976
                                                                     -----------
FRANCE 7.0%
Assurances Generales de France ...................          3,300        183,540
Aventis S.A. .....................................         35,313      2,819,013
Axa (a) ..........................................         48,101      1,370,219
BNP Paribus S.A. .................................          6,012        523,194
Carrefour S.A. ...................................          3,106        164,336
CNP Assurances ...................................          8,710        293,757
Compagnie de Saint-Gobain ........................          2,050        278,535
Groupe Danone ....................................          5,440        746,505
JC Decaux S.A. (a) ...............................          8,900        119,041


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                      MARKET
DESCRIPTION                                                SHARES      VALUE
FRANCE (CONTINUED)
Pernod-Ricard ....................................          3,340    $   234,114
Sanofi-Synthelabo S.A. ...........................          2,174        142,631
Schneider Electric S.A. ..........................          3,460        191,267
STMicroelectronics N.V ...........................         11,560        401,229
Thomson Multimedia (a) ...........................          2,655         85,408
TotalFinaElf S.A. 'B' ............................          9,624      1,347,541
Vivendi Environnement ............................          5,657        238,057
                                                                     -----------
                                                                       9,138,387
                                                                     -----------
GERMANY 2.6%
Bayer AG .........................................         24,534        955,381
Bayerische Hypo-und Vereinsbank AG ...............          4,184        204,371
Deutsche Bank AG (Registered) ....................          3,771        269,432
Deutsche Post AG (Registered) ....................         48,861        773,490
Deutsche Telekom AG ..............................         32,184        726,359
Muenchener Rueckversicherungs-Gesellschaft AG
  (Registered) ...................................          1,695        475,668
                                                                     -----------
                                                                       3,404,701
                                                                     -----------
GREECE 0.2%
National Bank of Greece S.A. .....................          7,940        235,120
                                                                     -----------
HONG KONG 1.3%
Asia Satellite Telecommunications Holdings Ltd. ..         41,400         71,656
Cathay Pacific Airways Ltd. ......................         52,700         71,282
Cheung Kong Holdings Ltd. ........................         12,100        131,862
China Mobile Ltd. (a) ............................         49,100        259,355
CLP Holdings Ltd. ................................          8,400         35,216
Hang Seng Bank Ltd. ..............................          3,800         38,975
Hong Kong & China Gas Co., Ltd. ..................        107,800        135,445
Hong Kong Exchanges & Clearing Ltd. ..............         24,000         42,770
Hutchison Whampoa Ltd. ...........................         40,870        412,641
Li & Fung Ltd. ...................................        114,400        187,738
SmarTone Telecommunications Holdings Ltd. ........          4,400          5,077
Sun Hung Kai Properties Ltd. .....................         22,700        204,451
Swire Pacific Ltd. 'A' ...........................          9,000         46,617
Television Broadcasts Ltd. .......................         15,000         63,079
Wharf Holdings Ltd. ..............................         13,000         27,167
                                                                     -----------
                                                                       1,733,331
                                                                     -----------
ITALY 2.8%
ENI S.p.A (a) ....................................         79,505        969,187
IntesaBCI S.p.A. .................................        269,370        950,903
Telecom Italia Mobile S.p.A. .....................         49,900        254,301
Telecom Italia S.p.A. ............................         75,641        678,757
UniCredito Italiano S.p.A. .......................        176,948        759,459
                                                                     -----------
                                                                       3,612,607
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
JAPAN 19.5%
Aiwa Co., Ltd. ...................................         14,000    $    70,704
Amada Co., Ltd. ..................................         62,000        313,616
Canon, Inc. ......................................         21,000        848,451
Casio Computer Co., Ltd. .........................         48,000        278,969
Dai Nippon Printing Co., Ltd. ....................         35,000        427,031
Daicel Chemical Industries Ltd. ..................         92,000        321,551
Daifuku Co., Ltd. ................................         66,000        326,971
Daikin Industries Ltd. ...........................         39,000        722,193
Denki Kagaku Kogyo KK ............................         70,000        237,364
FamilyMart Co., Ltd. .............................         12,300        200,653
Fuji Machine Manufacturing Co. ...................         19,500        357,189
Fuji Photo Film Co. ..............................         19,000        819,432
Fujitec Co., Ltd. ................................         29,000        135,300
Fujitsu Ltd. .....................................         60,000        630,085
Furukawa Electric Co., Ltd. ......................         34,000        271,193
Hitachi Capital Corp. ............................         31,300        750,226
Hitachi Ltd. .....................................         80,000        785,603
House Foods Corp. ................................         11,000        120,366
Kaneka Corp. .....................................         65,000        588,280
Kurita Water Industries Ltd. .....................         36,000        495,218
Kyocera Corp. ....................................          6,800        599,623
Kyudenko Co., Ltd. ...............................         25,000         84,973
Lintec Corp. .....................................         38,000        349,705
Matsushita Electric Industrial Co., Ltd. .........         44,000        688,509
Minebea Co., Ltd. ................................         46,000        302,746
Mitsubishi Chemical Corp. ........................         96,000        257,036
Mitsubishi Corp. .................................         16,000        128,903
Mitsubishi Estate Co., Ltd. ......................         30,000        275,843
Mitsubishi Heavy Industries Ltd. .................        136,000        620,338
Mitsubishi Logistics Corp. .......................         10,000         91,066
Mitsubishi Tokyo Finance Group, Inc. (a) .........              9         75,033
Mitsumi Electric Co., Ltd. .......................         27,000        503,227
Nagase & Co., Ltd. ...............................         18,000         87,298
NEC Corp. ........................................         50,000        675,378
Nifco, Inc. ......................................         31,000        320,325
Nintendo Co., Ltd. ...............................          5,800      1,055,433
Nippon Meat Packers, Inc. ........................         23,000        278,592
Nippon Telegraph & Telephone Corp. ...............            110        573,169
Nissan Motor Co., Ltd. ...........................         95,000        655,698
Nissei Sangyo Co., Ltd. ..........................         13,000        172,472
Nissha Printing Co., Ltd. ........................         20,000        143,653
Ono Pharmaceutical Co., Ltd. .....................         17,000        539,661
Ricoh Co., Ltd. ..................................         40,000        862,560
Rinnai Corp. .....................................         13,900        270,768


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
JAPAN (CONTINUED)
Rohm Co., Ltd. ...................................          3,000    $   466,071
Ryosan Co., Ltd. .................................         15,000        221,973
Sangetsu Co., Ltd. ...............................          9,000        133,328
Sankyo Co., Ltd. .................................         30,000        541,104
Sanwa Shutter Corp. ..............................         55,000        153,874
Sekisui Chemical Co., Ltd. .......................         61,000        252,323
Sekisui House Co., Ltd. ..........................         49,000        415,977
Shin-Etsu Polymer Co., Ltd. ......................         51,000        246,118
Sony Corp. .......................................         13,000        854,543
Suzuki Motor Co., Ltd. ...........................         42,000        558,900
TDK Corp. ........................................          9,000        419,175
Tokyo Electric Power Co., Inc. ...................         15,000        388,392
Toshiba Corp. ....................................        119,000        628,650
Toyota Motor Corp. ...............................         20,000        703,836
Tsubakimoto Chain Co. ............................         76,000        245,525
Yamaha Corp. .....................................         36,000        362,756
Yamanouchi Pharmaceutical Co., Ltd. ..............         20,000        561,145
                                                                     -----------
                                                                      25,466,094
                                                                     -----------
NETHERLANDS 5.0%
Akzo Nobel N.V. ..................................         16,165        684,221
ASML Holding N.V. (a) ............................          7,662        171,821
Buhrmann N.V. ....................................         20,180        190,308
CSM ..............................................         11,100        231,628
Fortis (NL) N.V. .................................         18,407        447,526
Gucci Group N.V. .................................          4,572        376,785
ING Groep N.V. ...................................         19,198      1,254,654
Koninklijke (Royal) Philips Electronics N.V. .....         50,563      1,340,191
Koninklijke Ahold N.V. ...........................         33,132      1,037,768
Royal Dutch Petroleum Co. ........................          9,785        563,109
Vedior N.V. ......................................         20,316        184,023
                                                                     -----------
                                                                       6,482,034
                                                                     -----------
NEW ZEALAND 0.1%
Telecom Corp. of New Zealand Ltd. ................         28,500         65,000
                                                                     -----------
NORWAY 0.2%
Statoil ASA (a) ..................................         35,000        258,723
                                                                     -----------
PORTUGAL 0.4%
Banco Comercial Portugues S.A. (Registered) (a) ..         50,670        188,736
Electricidade de Portugal S.A. ...................         82,000        195,755
Portugal Telecom S.A. (a) ........................         12,803         89,308
                                                                     -----------
                                                                         473,799
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     (15)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
City Developments Ltd. ...........................         10,900    $    42,176
DBS Group Holdings Ltd. ..........................         26,564        195,367
Keppel Corp., Ltd. ...............................         23,000         45,697
Neptune Orient Lines Ltd. (a) ....................         59,000         45,335
OMNI Industries Ltd. .............................         50,000        110,867
Oversea-Chinese Banking Corp., Ltd. ..............         25,800        168,507
Overseas Union Bank Ltd. .........................         33,124        171,801
Sembcorp Logistics Ltd. (a) ......................         80,000        102,305
Singapore Airlines Ltd. ..........................         12,000         82,986
Singapore Press Holdings Ltd. ....................         12,000        131,723
Singapore Telecommunications Ltd. ................         32,000         33,370
United Overseas Bank Ltd. (Foreign) ..............         18,896        119,267
Venture Manufacturing Ltd. .......................         16,000        106,257
                                                                     -----------
                                                                       1,355,658
                                                                     -----------
SPAIN 1.6%
Amadeus Global Travel Distribution S.A. 'A' ......         98,845        598,290
Banco Popular Espanol S.A. .......................          9,570        334,509
Endesa S.A. ......................................         14,210        226,635
Repsol YPF S.A. ..................................          6,700        110,601
Telefonica S.A. ..................................         64,520        795,255
                                                                     -----------
                                                                       2,065,290
                                                                     -----------
SWEDEN 2.1%
Assa Abloy AB 'B' ................................         31,143        445,243
ForeningsSparbanken AB 'A' .......................         24,530        284,168
Nordea AB ........................................        182,180      1,038,483
Svenska Cellulosa AB .............................          7,020        148,770
Svenska Handelsbanken 'A' ........................         48,981        700,269
Swedish Match AB .................................         29,580        138,699
                                                                     -----------
                                                                       2,755,632
                                                                     -----------
SWITZERLAND 5.5%
Cie Financiere Richemont AG 'A' ..................            406      1,039,114
Holcim Ltd. 'B' (a) ..............................          2,538        516,835
Kaba Holdings AG 'B' (Registered) (a) ............            951        187,840
Nestle S.A. (Registered) (a) .....................         11,338      2,409,790
Novartis AG (a) ..................................         27,932      1,010,948
Roche Holding AG .................................          4,564        328,848
Schindler Holding AG (Registered) ................            216        240,360
Swiss Re (Registered) ............................             57        113,918
Syngenta AG (Registred) (a) ......................         14,689        772,331
UBS AG (Registered) ..............................          2,767        396,429
Zurich Financial Services AG .....................            560        190,998
                                                                     -----------
                                                                       7,207,411
                                                                     -----------


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
UNITED KINGDOM 21.0%
Allied Domecq plc ................................        229,183    $ 1,430,619
Amvescap plc .....................................         12,282        213,613
AstraZeneca plc ..................................          6,785        316,566
AstraZeneca plc ..................................          6,750        312,161
BAA plc ..........................................         24,900        231,439
BAE Systems plc ..................................        123,100        590,293
Barclays plc .....................................         34,660      1,064,089
Blue Circle Industries plc .......................         32,392        224,551
BOC Group plc ....................................         37,350        547,036
BP plc ...........................................        102,597        844,523
British American Tobacco plc .....................         73,000        555,149
British Telecommunications plc ...................         99,098        623,828
Cadbury Schweppes plc ............................        241,147      1,628,408
Centrica plc .....................................         75,340        241,114
Compass Group plc (a) ............................         17,556        139,690
Diageo plc .......................................        101,126      1,110,836
Egg plc (a) ......................................         59,484        132,777
GKN plc ..........................................         31,900        306,385
GlaxoSmithKline plc ..............................         92,400      2,602,524
Great Universal Stores plc .......................         92,485        792,546
HSBC Holdings plc ................................         11,600        137,632
HSBC Holdings plc ................................         13,300        157,302
Imperial Tobacco Group plc .......................         56,700        666,749
Innogy Holdings plc ..............................            300            921
Lattice Group plc ................................        224,910        502,823
Lloyds TSB Group plc .............................         92,215        923,994
Prudential plc ...................................         47,600        577,169
Reckitt Benckiser plc ............................         39,149        565,116
Reed International plc ...........................         73,117        648,712
Rentokil Initial plc .............................        384,341      1,304,447
Rolls-Royce plc ..................................        136,565        450,998
Sainsbury (J) plc ................................         88,730        553,875
Scottish & Southern Energy plc ...................         51,890        489,611
Shell Transport & Trading Co. plc ................        180,965      1,506,173
Smiths Goup plc ..................................         35,452        411,896
SSL International plc ............................         71,110        500,718
Tesco plc ........................................         93,470        337,639
Vodafone Group plc ...............................      1,104,874      2,450,677
Wolseley plc .....................................         32,170        240,568
WPP Group plc ....................................        102,368      1,009,148
                                                                     -----------
                                                                      27,344,315
                                                                     -----------
TOTAL COMMON STOCKS
    (Cost $97,123,229) ...........................                    96,402,012
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     (17)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                      MARKET
DESCRIPTION                                                SHARES      VALUE
PREFERRED STOCKS 0.8%
GERMANY 0.8%
Fresenius AG .....................................          6,520    $   615,422
Henkel KGAA ......................................          8,287        480,550
                                                                    ------------
TOTAL PREFERRED STOCKS
    (Cost $1,077,528) ...........................................      1,095,972
                                                                    ------------

                                                           NO. OF
                                                           RIGHTS
RIGHTS 0.0%
JAPAN 0.0%
Aiwa Co., Ltd. (a) (Cost $0) .....................         14,000         11,223
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS 74.7%
    (Cost $98,200,757) ..........................................     97,509,207
                                                                    ------------

                                                             PAR
                                                            VALUE
SHORT-TERM INVESTMENT 25.4%
REPURCHASE AGREEMENT 25.4%
J.P. Morgan Securities Inc. 3.55%, dated
6/29/01, due 7/2/01, to be repurchased at
$33,113,793, collateralized by U.S. Treasury
Inflation Notes 3.625%, due 1/15/08,
valued at $33,784,571
    (Cost $33,104,000) ...........................    $33,104,000     33,104,000
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES 100.1%
    (Cost $131,304,757) .........................................    130,613,207
                                                                    ------------
FOREIGN CURRENCY 0.3%
    (Cost $354,394) .............................................        354,015
                                                                    ------------
TOTAL INVESTMENTS 100.4%
    (Cost $131,659,151) .........................................    130,967,222

LIABILITIES IN EXCESS OF OTHER ASSETS -0.4% .....................       (459,463)
                                                                    ------------

NET ASSETS 100% .................................................   $130,507,759
                                                                    ============

(A)   NON-INCOME PRODUCING SECURITY


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                         MARKET       PERCENT OF
INDUSTRY                                                  VALUE       NET ASSETS
Financials .......................................     $16,998,103      13.0%
Consumer Discretionary ...........................      14,521,536      11.1
Consumer Staples .................................      13,098,009      10.0
Industrials ......................................      12,130,096       9.3
Health Care ......................................      10,406,305       8.0
Information Technology ...........................       8,300,232       6.4
Materials ........................................       7,095,994       5.4
Telecommunication Services .......................       6,905,110       5.3
Energy ...........................................       5,600,774       4.3
Utilities ........................................       2,453,048       1.9
                                                       -----------      ----
                                                       $97,509,207      74.7%
                                                       ===========      ====


SEE NOTES TO FINANCIAL STATEMENTS     (19)

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $131,304,757)
  (including repurchase agreement of $33,104,000) ...........    $ 130,613,207
Foreign Currency (Cost $354,394) ............................          354,015
Margin Deposit on Futures ...................................        2,266,959
Receivable for:
  Fund Shares Sold ..........................................        4,522,032
  Investments Sold ..........................................          437,657
  Dividends .................................................          186,172
  Foreign Withholding Tax Reclaim ...........................           92,036
  Interest ..................................................            6,805
Net Unrealized Gain on Foreign Currency Exchange Contracts ..           62,320
Other .......................................................           30,858
                                                                 -------------
    Total Assets ............................................      138,572,061
                                                                 -------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ......................................        7,253,667
  Variation Margin of Futures Contracts .....................          344,016
  Investments Purchased .....................................          168,766
  Distribution (12b-1) and Service Fees .....................           81,394
  Investment Advisory Fees ..................................           78,843
  Directors' Fees and Expenses ..............................           50,713
  Professional Fees .........................................           29,427
  Administrative Fees .......................................           28,162
  Shareholder Reporting Expense .............................           10,901
  Transfer Agent Fees .......................................           10,590
  Custody Fees ..............................................            5,930
  Bank Overdraft ............................................              643
Other .......................................................            1,250
                                                                 -------------
    Total Liabilities .......................................        8,064,302
                                                                 -------------
NET ASSETS ..................................................    $ 130,507,759
                                                                 =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value,
  Shares Authorized 2,625,000,000) ..........................    $      10,649
Paid in Capital in Excess of Par ............................      140,407,833
Accumulated Net Investment Loss .............................         (365,199)
Net Unrealized Depreciation on Investments,
  Foreign Currency Translations and Futures .................         (614,812)
Accumulated Distributions in Excess of Net Realized Gain ....       (8,930,712)
                                                                 -------------
NET ASSETS ..................................................    $ 130,507,759
                                                                 =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share
    (Based on Net Assets of $77,140,595 and 6,252,517
    Shares Outstanding) .....................................    $       12.34
                                                                 =============
    Maximum Sales Charge ....................................            5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ..........    $       13.09
                                                                 =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $40,312,308 and 3,324,844
    Shares Outstanding)* ....................................    $       12.12
                                                                 =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $13,054,856 and 1,071,639
    Shares Outstanding)* ....................................    $       12.18
                                                                 =============

*     REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
Year Ended June 30, 2001

INVESTMENT INCOME:
Dividends ............................................................   $  1,889,432
Interest .............................................................        859,140
Less Foreign Taxes Withheld ..........................................       (202,737)
                                                                         ------------
    Total Income .....................................................      2,545,835
                                                                         ------------
EXPENSES:
Investment Advisory Fees .............................................        993,246
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $159,646, $495,799 and $138,354, respectively)        793,799
Administrative Fees ..................................................        320,932
Custodian Fees .......................................................        129,939
Transfer Agent Fees ..................................................         58,669
Shareholder Reports ..................................................         52,471
Professional Fees ....................................................         48,999
Filing and Registration Fees .........................................         36,459
Directors' Fees and Expenses .........................................         10,966
Amortization of Organizational Costs .................................          6,913
Other ................................................................          8,703
                                                                         ------------
    Total Expenses ...................................................      2,461,096
                                                                         ------------
NET INVESTMENT INCOME ................................................   $     84,739
                                                                         ============
NET REALIZED GAIN/LOSS ON:
Investments ..........................................................   $ (5,374,539)
Foreign Currency Transactions ........................................       (424,494)
Futures ..............................................................     (2,307,247)
                                                                         ------------
Net Realized Loss ....................................................     (8,106,280)
                                                                         ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ............................................     17,603,066
  End of the Period:
    Investments ......................................................       (691,550)
    Foreign Currency Translations ....................................         62,628
    Futures ..........................................................         14,110
                                                                         ------------

                                                                             (614,812)
                                                                         ------------
Net Unrealized Depreciation During the Period ........................    (18,217,878)
                                                                         ------------
NET REALIZED AND UNREALIZED LOSS .....................................   $(26,324,158)
                                                                         ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $(26,239,419)
                                                                         ============


SEE NOTES TO FINANCIAL STATEMENTS     (21)

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001, AND 2000

                                                        YEAR ENDED       YEAR ENDED
                                                       JUNE 30, 2001    JUNE 30, 2000
                                                       -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss .........................   $      84,739    $    (251,737)
Net Realized Gain/Loss .............................      (8,106,280)       6,326,652
Net Unrealized Appreciation/Depreciation
   During the Period ...............................     (18,217,878)       9,535,375
                                                       -------------    -------------
Net Increase/Decrease in Net Assets Resulting
   from Operations .................................     (26,239,419)      15,610,290
                                                       -------------    -------------
DISTRIBUTIONS:
In Excess of Net Realized Gain:
Class A ............................................        (653,940)              -0-
Class B ............................................        (540,153)              -0-
Class C ............................................        (149,019)              -0-
                                                       -------------    -------------
Net Decrease in Net Assets Resulting from
   Distributions ...................................      (1,343,112)              -0-
                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed .........................................     342,283,026      122,915,121
Distributions Reinvested ...........................       1,205,599               -0-
Redeemed ...........................................    (318,905,183)    (112,874,498)
                                                       -------------    -------------
Net Increase in Net Assets Resulting from Capital
   Share Transactions ..............................      24,583,442       10,040,623
                                                       -------------    -------------
Total Increase/Decrease in Net Assets ..............      (2,999,089)      25,650,913
NET ASSETS--Beginning of Period ....................     133,506,848      107,855,935
                                                       -------------    -------------
NET ASSETS--End of Period (Including accumulated net
   investment loss of $(365,199) and $(506,165),
   respectively) ...................................   $ 130,507,759    $ 133,506,848
                                                       =============    =============


                                      (22)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,                    JULY 1, 1996*
                                         ------------------------------------------------------       TO
CLASS A SHARES                              2001#          2000#          1999#           1998#     JUNE 30, 1997
                                         ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $    15.58     $    13.57    $    14.85     $    13.91     $    12.00
                                         ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............         0.07           0.04          0.05           0.17           0.17
  Net Realized and
    Unrealized Gain/Loss .............        (3.16)          1.97         (0.91)          0.96           1.88
                                         ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .....        (3.09)          2.01         (0.86)          1.13           2.05
                                         ----------     ----------    ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ..............           -0-            -0-        (0.25)         (0.18)         (0.13)
  In Excess of Net Investment
    Income ...........................           -0-            -0-        (0.01)            -0-            -0-
  Net Realized Gain ..................           -0-            -0-           -0-         (0.01)         (0.01)
  In Excess of Net Realized Gain .....        (0.15)            -0-        (0.16)            -0-            -0-
                                         ----------     ----------    ----------     ----------     ----------
Total Distributions ..................        (0.15)            -0-        (0.42)         (0.19)         (0.14)
                                         ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .......   $    12.34     $    15.58    $    13.57     $    14.85     $    13.91
                                         ==========     ==========    ==========     ==========     ==========
Total Return (1) .....................       -20.00%         14.81%        -5.54%          8.32%         17.30%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $   77,141     $   62,699    $   45,573     $   66,817     $   21,961
Ratio of Expenses to Average
  Net Assets .........................         1.60%          1.65%         1.65%          1.65%          1.65%
Ratio of Net Investment Income
  to Average Net Assets ..............         0.47%          0.26%         0.37%          1.19%          1.39%
Portfolio Turnover Rate ..............           41%            66%           70%            35%            22%**
---------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income ............          N/A     $       -0-   $       -0-+   $     0.02     $     0.11
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....          N/A           1.68%         1.71%          1.82%          2.50%
  Net Investment Income/Loss to
    Average Net Assets ...............          N/A           0.23%         0.33%          1.02%          0.52%
---------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS
**    NON-ANNUALIZED
+     AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.
N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     (23)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,                    JULY 1, 1996*
                                         ------------------------------------------------------       TO
CLASS B SHARES                              2001#          2000#         1999#          1998#     JUNE 30, 1997
                                         ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $    15.35     $    13.47    $    14.72     $    13.84     $    12.00
                                         ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........        (0.05)         (0.08)        (0.04)          0.05           0.10
  Net Realized and
    Unrealized Gain/Loss .............        (3.03)          1.96         (0.90)          0.97           1.85
                                         ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .....        (3.08)          1.88         (0.94)          1.02           1.95
                                         ----------     ----------    ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ..............           -0-            -0-        (0.15)         (0.13)        (0.10)
  In Excess of Net Investment
    Income ...........................           -0-            -0-           -0-+           -0-           -0-
  Net Realized Gain ..................           -0-            -0-            0          (0.01)        (0.01)
  In Excess of Net Realized Gain .....        (0.15)            -0-        (0.16)            -0-            -0-
                                         ----------     ----------    ----------     ----------     ----------
Total Distributions ..................        (0.15)            -0-        (0.31)         (0.14)         (0.11)
                                         ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .......   $    12.12     $    15.35    $    13.47     $    14.72     $    13.84
                                         ==========     ==========    ==========     ==========     ==========
Total Return (1) .....................       -20.28%         14.12%        -6.28%          7.55%         16.40%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $   40,312     $   55,573    $   48,096     $   51,541     $   18,215
Ratio of Expenses to Average
  Net Assets .........................         2.35%          2.40%         2.40%          2.40%          2.40%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............        (0.34)%        (0.55)%       (0.33)%         0.40%          0.54%
Portfolio Turnover Rate ..............           41%            66%           70%            35%            22%**
---------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income/Loss .......          N/A     $       -0-+  $       -0-+   $     0.02     $     0.17
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....          N/A           2.43%         2.46%          2.57%          3.34%
  Net Investment Income/Loss to
    Average Net Assets ...............          N/A          (0.58)%       (0.37)%         0.23%         (0.42)%
---------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS
**    NON-ANNUALIZED
+     AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
N/A   NOT APPLICABLE


                                      (24)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,                    JULY 1, 1996*
                                         ------------------------------------------------------       TO
CLASS C SHARES                              2001#          2000#         1999#          1998#     JUNE 30, 1997
                                         ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD ............................   $    15.43     $    13.52    $    14.78     $    13.83     $    12.00
                                         ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........        (0.05)         (0.09)        (0.03)          0.05           0.06
  Net Realized and
    Unrealized Gain/Loss .............        (3.05)          2.00         (0.92)          0.99           1.88
                                         ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .....        (3.10)          1.91         (0.95)          1.04           1.94
                                         ----------     ----------    ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ..............           -0-            -0-        (0.15)         (0.08)         (0.10)
  In Excess of Net Investment
    Income ...........................           -0-            -0-           -0-+           -0-            -0-
  Net Realized Gain ..................           -0-            -0-           -0-         (0.01)         (0.01)
  In Excess of Net Realized Gain .....        (0.15)            -0-        (0.16)            -0-            -0-
                                         ----------     ----------    ----------     ----------     ----------
Total Distributions ..................        (0.15)            -0-        (0.31)         (0.09)         (0.11)
                                         ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .......   $    12.18     $    15.43    $    13.52     $    14.78     $    13.83
                                         ==========     ==========    ==========     ==========     ==========
Total Return (1) .....................      -20.26%          14.13%        -6.25%          7.55%         16.27%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $   13,055     $   15,235    $   14,187     $   15,520     $    9,156
Ratio of Expenses to Average
  Net Assets .........................         2.35%          2.40%         2.40%          2.40%          2.40%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............        (0.35)%        (0.58)%       (0.26)%         0.36%          0.29%
Portfolio Turnover Rate ..............           41%            66%           70%            35%            22%**
---------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
Limitation During the Period
  Per Share Benefit to
    Net Investment Income/Loss .......          N/A     $       -0-+  $       -0-+   $     0.02     $     0.21
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .....          N/A           2.43%         2.46%          2.56%          3.45%
  Net Investment Income/Loss to
    Average Net Assets ...............          N/A          (0.61)%       (0.30)%         0.20%         (0.77)%
---------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS
**    NON-ANNUALIZED
+     AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     (25)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase


                                      (26)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending June 30, 2001 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $1,131,597, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $133,544,674, the aggregate gross unrealized appreciation is $9,457,421


                                      (27)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

and the aggregate gross unrealized depreciation is $12,388,888, resulting in net unrealized depreciation on long- and short-term investments of $2,931,467.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $411,649 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to return of capital totaling $96 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net realized gain. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $69,072 were reclassified from accumulated distributions in excess of net realized gain to accumulated net investment loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $424,494 has been reclassified from accumulated net investment loss to accumulated distributions in excess of net realized gain.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.),


                                      (28)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million ...............................................      0.80%
Next $500 million ................................................      0.75%
Over $1 billion ..................................................      0.70%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                        CLASS B
                     CLASS A                          AND CLASS C
                 MAX. OPERATING                     MAX. OPERATING
                  EXPENSE RATIO                      EXPENSE RATIO
                      1.65%                               2.40%

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $1,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $21,400, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $58,669. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.


                                      (29)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      (Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $28,147 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                     CHARGE ON ASSETS SUBJECT TO
                                                            SALES CHARGE
YEAR OF REDEMPTION                                       CLASS B   CLASS C
First ...........................................          5.00%     1.00%
Second ..........................................          4.00%      None
Third ...........................................          3.00%      None
Fourth ..........................................          2.50%      None
Fifth ...........................................          1.50%      None
Thereafter ......................................           None      None


                                      (30)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $112,500 and CDSC on redeemed shares of Classes B and C of approximately $96,200. Sales charges do not represent expenses of the Fund.

                                                         YEAR ENDED        YEAR ENDED
                                                        JUNE 30, 2001     JUNE 30, 2000
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
   Subscribed .......................................      24,278,281         6,712,665
   Distributions Reinvested .........................          43,526                -0-
   Redeemed .........................................     (22,092,415)       (6,047,347)
                                                        -------------     -------------
  Net Increase in Class A Shares Outstanding ........       2,229,392           665,318
                                                        =============     =============
  Dollars:
   Subscribed .......................................   $ 315,058,316     $ 100,786,852
   Distributions Reinvested .........................         599,350                -0-
   Redeemed .........................................    (288,332,330)      (90,737,489)
                                                        -------------     -------------
  Net Increase ......................................   $  27,325,336     $  10,049,363
                                                        =============     =============
  Ending Paid in Capital ............................   $  82,942,164+    $  55,629,922+
                                                        =============     =============
CLASS B:
  Shares:
   Subscribed .......................................         635,691         1,037,074
   Distributions Reinvested .........................          34,877                -0-
   Redeemed .........................................        (965,256)         (989,365)
                                                        -------------     -------------
  Net Increase/Decrease in Class B Shares Outstanding        (294,688)           47,709
                                                        =============     =============
  Dollars:
   Subscribed .......................................   $   8,788,042     $  15,371,099
   Distributions Reinvested .........................         471,888                -0-
   Redeemed .........................................     (12,873,169)      (14,491,163)
                                                        -------------     -------------
  Net Increase/Decrease .............................   $  (3,613,239)    $     879,936
                                                        =============     =============
  Ending Paid in Capital ............................   $  44,718,721+    $  48,343,566+
                                                        =============     =============
CLASS C:
  Shares:
   Subscribed .......................................       1,413,994           459,208
   Distributions Reinvested .........................           9,879                -0-
   Redeemed .........................................      (1,339,687)         (521,018)
                                                        -------------     -------------
  Net Increase/Decrease in Class C Shares Outstanding          84,186           (61,810)
                                                        =============     =============
  Dollars:
   Subscribed .......................................   $  18,436,668     $   6,757,170
   Distributions Reinvested .........................         134,361                -0-
   Redeemed .........................................     (17,699,684)       (7,645,846)
                                                        -------------     -------------
  Net Increase/Decrease .............................   $     871,345     $    (888,676)
                                                        =============     =============
  Ending Paid in Capital ............................   $  13,169,342+    $  12,301,179+
                                                        =============     =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES--SEE NOTE 1F.


                                      (31)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

      For the period ended June 30, 2001, the Portfolio made purchases of $43,792,666 and sales of $44,850,992 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

      With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $421,000 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $76,200.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

      Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.


                                      (32)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

            At June 30, 2001, the Fund has outstanding forward currency contracts as follows:

                                                                    UNREALIZED
                                                      CURRENT      APPRECIATION/
            FORWARD CURRENCY CONTRACTS                 VALUE       DEPRECIATION
            LONG CONTRACTS:
            British Pound, 9,653,297
               expiring 9/12/01 .......             $ 13,555,907    $ (86,808)
            Euro, 18,029,550
               expiring 9/12/01 .......               15,243,496      202,309
            Hong Kong Dollar, 7,458,500
               expiring 9/12/01 .......                  956,406          (93)
            Japanese Yen, 1,490,587,147
               expiring 9/12/01 .......               12,044,297      237,744
                                                    ------------    ---------
                                                    $ 41,800,106    $ 353,152
                                                    ------------    ---------
            SHORT CONTRACTS:
            British Pound, 11,429,770
               expiring 9/12/01 .......             $ 16,050,568    $ 142,674
            Euro, 22,943,375
               expiring 9/12/01 .......               19,398,002     (224,812)
            Hong Kong Dollar, 7,458,500
               expiring 9/12/01 .......                  956,406           15
            Japanese Yen, 1,371,848,700
               expiring 9/12/01 .......               11,084,862     (208,709)
                                                    ------------    ---------
                                                    $ 47,489,838    $(290,832)
                                                    ------------    ---------
                                                                    $  62,320
                                                                    =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. These contracts are generally used to manage the porfolio's effective maturity and duration.

      Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.


                                      (33)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

      Transactions in futures contracts for the period ended June 30, 2001, were as follows:

                                                                       CONTRACTS
Outstanding at June 30, 2000 .....................................          54
Futures Opened ...................................................       1,115
Futures Closed ...................................................      (1,083)
                                                                        ------
Outstanding at June 30, 2001 .....................................          86
                                                                        ======

      The futures contracts outstanding as of June 30, 2001, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                         UNREALIZED
                                                        APPRECIATION/
                                        CONTRACTS       DEPRECIATION
         LONG CONTRACTS:
         CAC 40 Index - September 2001
            (Current notional value
            $5,250 per contract)            34            $  6,856
         DAX Index  - September 2001
            (Current notional value
            $6,115 per contract)             9              29,095
         FTSE 100 Index - September 2001
            (Current notional value
            $5,651 per contract)            28             (30,128)
         MIB 30 Index - September 2001
            (Current notional value
            $37,524 per contract)            4              14,019
         TOPIX Index - September 2001
            (Current notional value
            $1,296 per contract)            11              (5,732)
                                            --              ------

                                            86             $14,110
                                            ==             =======


                                      (34)

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen International Magnum
Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen International Magnum Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (35)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION

   Reserve
   Tax Free Money

SENIOR LOAN

   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
      Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o     visit our Web site at
      www.vankampen.com--
      to view a prospectus, select
      DOWNLOAD PROSPECTUS                       [ILLUSTRATION OF COMPUTER]

o     call us at (800) 341-2911
      Telecommunications
      Device for the Deaf (TDD)
      users, call (800)421-2833.                [ILLUSTRATION OF PHONE]

o     e-mail us by visiting
      www.vankampen.com and
      selecting CONTACT US                      [ILLUSTRATION OF ENVELOPES]

 *    Closed to new investors
**    Open to new investors for a limited time


                                      (36)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES VAN KAMPEN INTERNATIONAL MAGNUM FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - CHAIRMAN
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

Deloitte & Touche LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to the distributions paid by the fund during its taxable year ended June 30, 2001. The Fund designated and paid $1,343,112 as a long-term capital gain distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

For federal income tax purposes, the following is furnished with respect to potential distributions to be paid by the Fund during the remainder of calendar year 2001. During taxable year ended June 30, 2001, the Fund did not pay any ordinary dividends. Provided the Fund pays an ordinary dividend in December 2001, the Fund intends to pass through foreign tax credits of $202,737 and has derived gross income from sources within foreign countries amounting to $1,889,432.**
--------------------------------------------------------------------------------

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**    THIS INFORMATION IS UNAUDITED.


                                      (37)

Van Kampen

PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* INCLUDES VAN KAMPEN INVESTMENTS, INC., VAN KAMPEN INVESTMENT ADVISORY CORP., VAN KAMPEN ASSET MANAGEMENT INC., VAN KAMPEN ADVISORS INC., VAN KAMPEN MANAGEMENT INC., VAN KAMPEN FUNDS INC., VAN KAMPEN INVESTOR SERVICES INC., VAN KAMPEN TRUST COMPANY, VAN KAMPEN SYSTEM INC. AND VAN KAMPEN EXCHANGE CORP., AS WELL AS THE MANY VAN KAMPEN MUTUAL FUNDS AND VAN KAMPEN UNIT INVESTMENT TRUSTS.

                                        Van Kampen Funds Inc.
                                        1 Parkview Plaza, P.O. Box 5555
                                        Oakbrook Terrace, IL 60181-5555
                                        www.vankampen.com

                    VAN KAMPEN
                   INVESTMENTS

            GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2001 Van Kampen Funds Inc. All rights reserved.
                     461, 561, 661                               3649H01-AP-8/01
                     MSIM ANR 8/01

                                 VAN KAMPEN
                                 LATIN AMERICAN FUND

                                 ANNUAL REPORT

                                 JUNE 30, 2001

                               [PHOTO OF BOY TOSSING BALL]

                                 Privacy Notice information on the back.

                                                             VAN KAMPEN
                                                             INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    22
              REPORT OF INDEPENDENT AUDITORS    31

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    32
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    33

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

--------------------------------------------------------------------------------
        NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.
--------------------------------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                      (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                      (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)


   [The following table was depicted as a bar chart in the printed material.]

       Mar 99                                               3.5%
       Jun 99                                               2.5%
       Sep 99                                               5.7%
       Dec 99                                               8.3%
       Mar 00                                               4.8%
       Jun 00                                               5.2%
       Sep 00                                               2.2%
       Dec 00                                               1.0%
       Mar 01                                               1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

                                    Interest Rates   Inflation
                         Jun 99            5.0%        2.0%
                         Jul 99            5.0%        2.1%
                         Aug 99           5.25%        2.3%
                         Sep 99           5.25%        2.6%
                         Oct 99           5.25%        2.6%
                         Nov 99            5.5%        2.6%
                         Dec 99            5.5%        2.7%
                         Jan 00            5.5%        2.7%
                         Feb 00           5.75%        3.2%
                         Mar 00            6.0%        3.8%
                         Apr 00            6.0%        3.1%
                         May 00            6.5%        3.2%
                         Jun 00            6.5%        3.7%
                         Jul 00            6.5%        3.7%
                         Aug 00            6.5%        3.4%
                         Sep 00            6.5%        3.5%
                         Oct 00            6.5%        3.4%
                         Nov 00            6.5%        3.4%
                         Dec 00            6.5%        3.4%
                         Jan 01            5.5%        3.7%
                         Feb 01            5.5%        3.5%
                         Mar 01            5.0%        2.9%
                         Apr 01            4.5%        3.3%
                         May 01            4.0%        3.6%
                         Jun 01           3.75%        3.2%


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                      (3)

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                              A SHARES    B SHARES    C SHARES
--------------------------------------------------------------------------------
One-year total return based on NAV(1)         -10.74%      -11.39%     -11.40%
--------------------------------------------------------------------------------
One-year total return(2)                      -15.88%      -15.82%     -12.28%
--------------------------------------------------------------------------------
Five-year average annual total return(2)        6.79%        7.14%       7.29%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)     5.87%       11.00%       5.95%
--------------------------------------------------------------------------------
Commencement date                              7/6/94       8/1/95      7/6/94
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                      (4)

GROWTH OF A $10,000 INVESTMENT
(JULY 6, 1994--JUNE 30, 2001)

   [The following table was depicted as a line chart in the printed material.]

                                                  MSCI EMERGING MARKETS
                                                FREE LATIN AMERICA INDEX
                  LATIN AMERICAN              is a broad-based index covering
                       FUND               the primary markets of Latin America.+
    7/94              $9,425                              $10,000
    6/95              $7,252                               $8,517
    6/96             $10,105                              $10,002
    6/97             $15,897                              $14,587
    6/98             $13,136                              $10,952
    6/99             $13,531                              $11,790
    6/00             $16,682                              $13,760
    6/01             $14,890                              $12,662

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI EMERGING MARKETS FREE LATIN AMERICA INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OF THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

+ FACTSET RESEARCH SYSTEMS INC.


                                      (5)

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)

1.  TELEFONOS DE MEXICO
    (TELMEX)                                                               10.3%
    Provides telecommunications services to residents of Mexico.

2.  PETROBRAS                                                               6.7%
    Distributes gasoline and other petroleum products in Brazil.

3.  AMERICA MOVIL                                                           6.1%
    Provides wireless communications services in South America.

4.  GRUPO FINANCIERO BANAMEX                                                5.1%
    Operates banks and provides financial services in Mexico.

5.  WAL-MART DE MEXICO                                                      4.6%
    Operates discount department stores and warehouse membership clubs in Mexico.

6.  CEMEX                                                                   4.4%
    Produces cement, concrete, and aggregate for Spain, Latin
    America, and Indonesia.

7.  FEMSA                                                                   3.4%
    Operates Coca-Cola bottling plants in Latin America.

8.  GRUPO FINANCIERO
    BBVA-BANCOMER                                                           3.4%
    Provides financial services to customers in Mexico.

9.  COMPANHIA DE BEBIDAS                                                    3.3%
    Brews, bottles and distributes beer and other beverages
    throughout South America.

10. KIMBERLY                                                                3.0%
    Produces office and consumer paper products.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                        June 30, 2001    June 30, 2000
Mexico                       50.9%          43.4%
Brazil                       37.0%          41.6%
Chile                         6.3%           6.5%
Argentina                     2.1%           3.5%
Venezuela                     1.6%           1.4%

* SUBJECT TO CHANGE DAILY.


                                      (6)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LATIN AMERICAN FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2001. THE TEAM IS LED BY PORTFOLIO MANAGERS ROBERT MEYER AND MICHAEL PERL, MORGAN STANLEY INVESTMENT MANAGEMENT INC., WHO HAVE MANAGED THE FUND SINCE THE FUND'S INCEPTION AND 1998, RESPECTIVELY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q WHAT WERE THE MOST SIGNIFICANT MARKET FACTORS AFFECTING THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD, AND HOW DID THE FUND PERFORM OVERALL?

A It was a difficult year for investors in emerging markets. Faced with many of the same challenges as the U.S. and developed countries' markets, the Latin American markets encountered slowing global growth and falling corporate earnings--especially in the telecommunications and technology sectors. In addition to weak global demand, economic instability in Argentina dampened interest in emerging markets. Sharp market volatility led to a decreased appetite for risk among investors, which further depressed interest in the Latin American asset class.

      In this trying environment, the fund returned -10.74 percent during the 12 months ended June 30, 2001. PERFORMANCE INFORMATION REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO
0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISER.

      By comparison, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index returned -11.17 percent for the same period. THE MSCI EMERGING MARKETS FREE LATIN AMERICA INDEX IS AN UNMANAGED BROAD-BASED MARKET CAPITALIZATION-WEIGHTED COMPOSITE INDEX COVERING AT LEAST 60 PERCENT OF THE MARKETS IN ARGENTINA, BRAZIL FREE, CHILE, COLOMBIA, MEXICO FREE, PERU AND VENEZUELA, INCLUDING DIVIDENDS. THIS INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.


                                      (7)

Q IN LIGHT OF THESE TRENDS, WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A We took several steps to meet the challenges facing us during the period. First, we rebalanced the portfolio by aggressively shifting out of sectors and stocks we believed would experience deteriorating fundamentals during the next 12 to 18 months. For example, we reduced the fund's overall technology weighting.

      At the same time, we maintained overweight positions in sectors and individual stocks we believed had promising fundamentals and were positioned to perform well over the longer term. The fund's holdings in diversified telecom stocks fit into this category. Throughout the reporting period, many Latin American telecom companies with strong growth were hurt by the global downturn in the telecom sector. For example, Brazilian Wireless and Brazilian Telecom--whose stocks were held by the fund--fell victim to investors' flight from the sector. Despite this downturn, we continue to believe some telecom companies operating in Latin American markets still have the ability to generate attractive cash flows. Demand for wireless services in these markets is likely to continue and, therefore, we are attracted to their strong growth prospects.

     Also, whenever possible, we sought to reduce portfolio risk by eliminating from the fund certain stocks we believed had become fairly valued.

Q WHAT WERE SOME OF THE KEY TRENDS IN THE LATIN AMERICAN REGION DURING THE
PERIOD?

A Argentina's ongoing economic struggles impaired the region. Argentina has been in recession for several years. Because of the recession, the country has generated a very large fiscal deficit that has left the government unable to meet its multibillion-dollar debt. Besides hurting the performance of Argentina's stock market, the country's problems also hurt Brazil, a major trade partner. While we maintained an underweight position in Argentina, primarily because we are pessimistic about the country's ability to manage its economic difficulties, we continued to be overweight in Brazil. In our opinion, the fall in the Brazilian stock market is not justified based on the fundamentals.

      Mexico remained a prominent area of investment for the fund, and its stock market performed well during the past 12 months. Mexico's economy continued to show signs of strong growth. During the reporting period, we found attractive opportunities in beverage and retail stocks. Citibank's entry into the Mexican banking sector helped drive stock performance in the region. The company's purchase of Banacci, the country's second-largest bank and one of the fund's holdings, appeared to boost investor confidence.

      During the period, the fund remained underweighted in Chilean stocks. Our avoidance of the area stemmed from our concern about high valuations and somewhat dim prospects for Chile's economy.


                                      (8)

Q WHAT DO YOU SEE AHEAD FOR LATIN AMERICAN MARKETS AND FOR THE FUND?

A We believe the outlook for Latin America depends in part on how long Argentina's economic crisis persists. If the crisis resolves itself, countries such as Brazil could outperform because of attractive valuations and strong fundamentals.

      In general, we're cautiously optimistic. We think emerging markets now offer a promising combination of compelling valuations, strong technical indicators and economic reforms that we believe are not reflected in current stock prices. But the major question remains: when might a global economic recovery take place, if at all? The timing and extent of such a recovery, if one does occur, may significantly impact the performance of Latin America's stock markets. As long as investors understand the risks involved, those looking for growth potential at a reasonable price may be attracted to investments in the region.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (9)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.


                                      (10)

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                              SHARES         VALUE
COMMON STOCKS 80.6%
ARGENTINA 2.1%
Quilmes Industrial (Quinsa) S.A. ADR (a) ........         26,197     $  550,137
Telecom Argentina S.A. ADR ......................         30,182        466,312
                                                                     ----------
                                                                      1,016,449
                                                                     ----------
BRAZIL 19.7%
Aracruz Celulose S.A. ADR .......................         32,525        608,217
Banco Bradesco S.A. ADR .........................          9,560         49,675
Brasil Telecom Participacoes S.A. ADR ...........          3,520        147,875
CEMIG ADR .......................................         14,453        172,100
CEMIG ADR (b) ...................................            835          9,943
Cia Paranaense de Energia ADR ...................            170          1,277
Cia Siderurgica Nacional ........................     28,601,300        534,247
Cia Siderurgica Nacional ADR ....................          5,500        101,200
Companhia de Bebidas das Americas ADR ...........         52,898      1,224,589
CVRD 'A' ........................................          5,000        115,142
CVRD ADR ........................................         17,960        416,672
Eletrobras ADR ..................................         22,645        133,796
Eletrobras ADR ..................................          9,940         63,915
Eletrobras S.A. .................................     25,063,013        321,251
Embratel Participacoes 'A' ADR ..................         23,170        173,312
Empresa Brasileira de Aeronautica S.A. ADR ......         18,800        734,140
Gerdau S.A. ADR .................................          1,900         14,345
Lojas Arupau S.A. ADR (a,c) .....................         10,410             -0-
Petrobras S.A. ..................................         27,910        732,463
Petroleo Brasileiro ADR .........................         29,058        679,667
Petroleo Brasileiro S.A. ........................         58,900      1,531,400
Tele Norte Leste ADR ............................         49,622        757,232
Telemig Celular ADR .............................          1,140         47,082
Telesp Celular ADR ..............................         17,395        263,534
Unibanco GDR ....................................         18,880        480,496
Votorantim Celulose e Papel S.A. ADR ............         13,940        210,494
                                                                     ----------
                                                                      9,524,064
                                                                     ----------
CHILE 6.3%
Banco de A. Edwards ADR .........................         24,302        413,134
Banco Santander Chile ADR .......................          8,099        140,194
Banco Santiago S.A. ADR .........................          9,350        213,273
CCU ADR .........................................         20,586        452,892
Cia Telecom ADR (a) .............................         48,570        683,865


SEE NOTES TO FINANCIAL STATEMENTS     (11)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                              SHARES          VALUE
CHILE (CONTINUED)
D&S ADR ...........................................       13,080    $   193,584
Endesa ADR ........................................       27,507        309,454
Enersis S.A. ADR ..................................       33,160        496,737
Quinenco S.A. ADR (a) .............................       19,509        147,293
                                                                     ----------
                                                                      3,050,426
                                                                     ----------
COLOMBIA 0.0%
Valores Bavaria S.A. (a) ..........................            1              1
                                                                     ----------
MEXICO 50.9%
Alfa S.A. 'A' .....................................      389,391        542,076
America Movil S.A. de C.V .........................      141,604      2,953,859
Carso Global Telecom 'A1' (a) .....................      109,968        267,296
Cemex CPO .........................................      295,827      1,575,391
Cemex CPO ADR .....................................       20,729        549,318
FEMSA .............................................      139,062        591,524
FEMSA ADR .........................................       24,741      1,059,162
Grupo Aeroportuario de Sureste S.A. de C.V. 'B' (a)      333,700        626,771
Grupo Aeroportuario de Sureste S.A. de C.V. ADR (a)        4,700         87,890
Grupo Carso S.A. 'A1' (a) .........................       85,925        255,373
Grupo Financiero Banamex Accival S.A. de C.V. (a) .      944,664      2,445,418
Grupo Financiero Bancomer S.A. de C.V. 'O' (a) ....    1,664,800      1,649,901
Grupo Financiero Banorte S.A. de C.V. 'O' (a) .....      213,798        448,808
Grupo Modelo S.A. 'C' .............................      185,888        507,285
Grupo Televisa S.A. GDR (a) .......................       34,880      1,395,549
Kimberly 'A' ......................................      493,975      1,463,205
Nueva Grupo Mexico S.A ............................       59,320        154,805
Panamerican Beverages, Inc. 'A' ...................       12,400        251,720
StarMedia Network, Inc. (a) .......................       10,775         20,042
TAMSA ADR .........................................       42,222        534,108
Telmex ADR ........................................      142,262      4,991,974
Wal-Mart de Mexico S.A. de C.V. 'C' ...............      406,805        997,349
Wal-Mart de Mexico S.A. de C.V. 'V' ...............      452,768      1,230,592
                                                                     ----------
                                                                     24,599,416
                                                                     ----------
VENEZUELA 1.6%
CANTV ADR .........................................       31,935        748,556
                                                                     ----------
TOTAL COMMON STOCKS
    (Cost $34,258,418) .........................................     38,938,912
                                                                     ----------


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                          SHARES            VALUE
PREFERRED STOCKS 17.3%
BRAZIL 17.3%
Banco Bradesco S.A. .......................        90,302,339       $   474,759
Banco Nacional S.A. (a,c) .................         8,115,000               176
Brasil Telecom Participacoes S.A. .........       139,220,835           828,732
Companhia de Bebidas das Americas .........         1,534,000           356,589
Celular CRT (a) ...........................         2,266,748           940,580
CEMIG (a) .................................        46,980,919           559,321
Copel 'B' .................................        61,045,450           458,869
CVRD ......................................            37,659           857,738
Eletrobras 'B' ............................        48,963,200           578,666
Embratel Participacoes 'A' ................        42,731,000           327,700
Gerdau S.A. ...............................        42,638,134           331,434
Itaubanco S.A. ............................        15,098,210         1,325,153
Itausa S.A. ...............................           459,597           411,371
Lojas Arapua S.A. (a,c) ...................        19,195,300                -0-
Petroleo Brasileiro S.A. ..................            12,499           293,209
Tele Centro Sul ...........................        23,794,454           199,536
Tele Nordeste Celular .....................           237,768               387
Tele Norte Celular ........................       184,279,800           100,087
Tele Norte Leste ..........................         3,921,000            60,055
Telemig Celular ...........................        44,472,000            92,557
Telesp Celular ............................        14,618,589            89,560
Votorantim Celulose e Papel S.A. ..........         2,346,000            70,334
                                                                     ----------
TOTAL PREFERRED STOCKS
    (Cost $8,003,096) .......................................         8,356,813
                                                                     ----------
TOTAL LONG-TERM INVESTMENTS 97.9%
    (Cost $42,261,514) ......................................        47,295,725
                                                                     ----------


SEE NOTES TO FINANCIAL STATEMENTS    (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE         VALUE
SHORT-TERM INVESTMENT 5.0%
REPURCHASE AGREEMENT 5.0%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01, due
7/2/01, to be repurchased at $2,415,714, collateralized
by U.S. Treasury Inflation Notes 3.625%, due 1/15/08,
valued at $2,469,682
    (Cost $2,415,000) .................................   $ 2,415,000    $  2,415,000
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES 102.9%
    (Cost $44,676,514) ..............................................      49,710,725
                                                                         ------------
FOREIGN CURRENCY 0.2%
    (Cost $78,525) ..................................................          78,830
                                                                         ------------
TOTAL INVESTMENTS 103.1%
    (Cost $44,755,039) ..............................................      49,789,555
LIABILITIES IN EXCESS OF OTHER ASSETS -3.1% .........................      (1,495,103)
                                                                         ------------
NET ASSETS 100% .....................................................    $ 48,294,452
                                                                         ============

(a)   Non-income producing security

(b)   144A Security-Certain conditions for public sale may exist.

(c)   Security valued at fair value--see note 1-A to financial statements.

ADR   American Depositary Receipt

CPO   Certificate of Participation

GDR   Global Depositary Receipt


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                   MARKET         PERCENT OF
INDUSTRY                                            VALUE         NET ASSETS
Telecommunication Services ...................   $14,140,091          29.3%
Financials ...................................     7,640,987          15.8
Materials ....................................     7,002,544          14.5
Consumer Staples .............................     5,187,483          10.7
Energy .......................................     3,770,847           7.8
Consumer Discretionary .......................     3,623,490           7.5
Utilities ....................................     3,105,328           6.4
Industrials ..................................     2,804,913           5.8
Information Technology .......................        20,042           0.1
                                                 -----------          ----
                                                 $47,295,725          97.9%
                                                 ===========          ====

+ Classified by sectors which represent broad groupings of related industries.


SEE NOTES TO FINANCIAL STATEMENTS    (15)

FINANCIAL STATEMENTS
Statement of Assets and Liabilities

JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $44,676,514) .....................   $ 49,710,725
Foreign Currency (Cost $78,525) ............................................         78,830
Cash .......................................................................            303
Receivable for:
  Fund Shares Sold .........................................................      2,091,156
  Dividends ................................................................        203,303
  Investments Sold .........................................................         93,813
  Interest .................................................................            496
Other ......................................................................         28,041
                                                                               ------------
    Total Assets ...........................................................     52,206,667
                                                                               ------------
LIABILITIES:
Payable for:
  Investments Purchased ....................................................      3,363,216
  Investment Advisory Fees .................................................        101,476
  Fund Shares Redeemed .....................................................         43,494
  Directors' Fees and Expenses .............................................         34,467
  Distribution (12b-1) and Service Fees ....................................         31,659
  Professional Fees ........................................................         28,077
  Administrative Fees ......................................................         10,629
  Shareholder Reporting Expense ............................................         10,229
  Custody Fees .............................................................          8,813
  Transfer Agent Fees ......................................................          4,956
Net Unrealized Loss on Foreign Currency Exchange Contracts .................        275,199
                                                                               ------------
    Total Liabilities ......................................................      3,912,215
                                                                               ------------
NET ASSETS .................................................................   $ 48,294,452
                                                                               ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ....   $      3,885
Paid in Capital in Excess of Par ...........................................     73,767,934
Net Unrealized Appreciation on Investments and Foreign Currency Translations      4,745,021
Accumulated Net Investment Income ..........................................        154,633
Accumulated Net Realized Loss ..............................................    (30,377,021)
                                                                               ------------
NET ASSETS .................................................................   $ 48,294,452
                                                                               ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $26,538,618 and 2,089,913 Shares Outstanding) .......................   $      12.70
                                                                               ============
    Maximum Sales Charge ...................................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) .........................   $      13.47
                                                                               ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $14,517,879 and 1,197,562 Shares Outstanding)* ......................   $      12.12
                                                                               ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $7,237,955 and 597,457 Shares Outstanding)* .........................   $      12.11
                                                                               ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................   $ 1,646,321
Interest ..............................................................       112,707
Less Foreign Taxes Withheld ...........................................       (19,933)
                                                                          -----------
    Total Income ......................................................     1,739,095
                                                                          -----------
EXPENSES:
Investment Advisory Fees ..............................................       720,457
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $79,231, $161,716 and $85,002, respectively) .....................       325,949
Administrative Fees ...................................................       147,340
Custody Fees ..........................................................        46,236
Shareholder Reports ...................................................        44,365
Professional Fees .....................................................        41,818
Country Tax Expense ...................................................        39,753
Transfer Agent Fees ...................................................        35,139
Filing and Registration Fees ..........................................        30,790
Directors' Fees and Expenses ..........................................        11,098
Interest Expense ......................................................         4,593
Other .................................................................         8,805
                                                                          -----------
    Total Expenses ....................................................     1,456,343
    Less Expense Reductions ...........................................       (15,758)
                                                                          -----------
    Net Expenses ......................................................     1,440,585
                                                                          -----------
NET INVESTMENT INCOME .................................................   $   298,510
                                                                          ===========
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................   $(9,119,076)
Foreign Currency Transactions .........................................       (11,031)
                                                                          -----------
Net Realized Loss .....................................................    (9,130,107)
                                                                          -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................     3,911,624
  End of the Period:
    Investments .......................................................     5,034,211
    Foreign Currency Translations .....................................      (289,190)
                                                                          -----------
                                                                            4,745,021
                                                                          -----------
Net Unrealized Appreciation During the Period .........................       833,397
                                                                          -----------
NET REALIZED AND UNREALIZED LOSS ......................................   $(8,296,710)
                                                                          ===========
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $(7,998,200)
                                                                          ===========


SEE NOTES TO FINANCIAL STATEMENTS    (17)

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                            YEAR ENDED       YEAR ENDED
                                                           JUNE 30, 2001    JUNE 30, 2000
                                                           -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss .............................   $     298,510    $     (39,983)
Net Realized Gain/Loss .................................      (9,130,107)       7,043,415
Net Unrealized Appreciation During the Period ..........         833,397        2,755,431
                                                           -------------    -------------
Net Increase/Decrease in Net Assets Resulting
  from Operations ......................................      (7,998,200)       9,758,863
                                                           -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed .............................................      27,483,634       36,177,962
Redeemed ...............................................     (40,123,085)     (40,100,838)
                                                           -------------    -------------
Net Decrease in Net Assets Resulting from Capital
  Share Transactions ...................................     (12,639,451)      (3,922,876)
                                                           -------------    -------------
Total Increase/Decrease in Net Assets ..................     (20,637,651)       5,835,987
NET ASSETS--Beginning of Period ........................      68,932,103       63,096,116
                                                           -------------    -------------
NET ASSETS--End of Period (Including accumulated net
  investment income/loss of $154,633 and $(132,846),
  respectively) ........................................   $  48,294,452    $  68,932,103
                                                           =============    =============


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                           ---------------------------------------------------------------------
CLASS A SHARES                                2001#          2000#         1999#          1998#          1997
                                           ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................   $    14.24     $    11.54    $    11.42     $    17.39     $    12.63
                                           ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........         0.11           0.04          0.09          (0.01)          0.02
  Net Realized and Unrealized
    Gain/Loss ..........................        (1.65)          2.66          0.19          (2.73)          6.46
                                           ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .......        (1.54)          2.70          0.28          (2.74)          6.48
                                           ----------     ----------    ----------     ----------     ----------
Distributions
  Net Investment Income ................           -0-            -0-        (0.04)            -0-            -0-
  In Excess of Net Investment Income ...           -0-            -0-        (0.07)            -0-         (0.09)
  Net Realized Gain ....................           -0-            -0-           -0-         (1.92)         (1.63)
  In Excess of Net Realized Gain .......           -0-            -0-        (0.05)         (1.31)            -0-
                                           ----------     ----------    ----------     ----------     ----------
Total Distributions ....................           -0-            -0-        (0.16)         (3.23)         (1.72)
                                           ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .........   $    12.70     $    14.24    $    11.54     $    11.42     $    17.39
                                           ==========     ==========    ==========     ==========     ==========
Total Return (1) .......................      -10.74%          23.29%         3.00%       -17.37%          57.32%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......   $   26,538     $   38,525    $   34,139     $   44,439     $   84,401
Ratio of Expenses to Average
  Net Assets ...........................         2.18%          2.17%         2.20%          2.25%          2.24%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................         0.84%          0.31%         0.98%         (0.09)%        (0.08)%
Portfolio Turnover Rate ................           61%            78%          163%           249%           241%
----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .........    $      -0-+    $     0.03    $     0.02     $     0.02     $     0.10
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......         2.20%          2.38%         2.44%          2.41%          2.77%
  Net Investment Income/Loss to
    Average Net Assets .................         0.82%          0.10%         0.74%         (0.24)%        (0.61)%
Ratio of Expenses to Average Net
  Assets excluding country tax
    expense and interest expense .......         2.10%          2.10%         2.10%          2.10%          2.10%
----------------------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      (19)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                           ---------------------------------------------------------------------
CLASS B SHARES                                2001#          2000#         1999#          1998#          1997
                                           ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................   $    13.70     $    11.19    $    11.03     $    16.99     $    12.45
                                           ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........         0.01          (0.06)         0.02          (0.08)         (0.03)
  Net Realized and Unrealized
    Gain/Loss ..........................        (1.59)          2.57          0.22          (2.65)          6.28
                                           ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .......        (1.58)          2.51          0.24          (2.73)          6.25
                                           ----------     ----------    ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ................           -0-            -0-        (0.01)            -0-            -0-
  In Excess of Net Investment Income ...           -0-            -0-        (0.02)            -0-         (0.08)
  Net Realized Gain ....................           -0-            -0-           -0-         (1.92)         (1.63)
  In Excess of Net Realized Gain .......           -0-            -0-        (0.05)         (1.31)            -0-
                                           ----------     ----------    ----------     ----------     ----------
Total Distributions ....................           -0-            -0-        (0.08)         (3.23)         (1.71)
                                           ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .........   $    12.12     $    13.70    $    11.19     $    11.03     $    16.99
                                           ==========     ==========    ==========     ==========     ==========
Total Return (1) .......................      -11.39%          22.32%         2.47%       -17.82%          56.17%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......   $   14,518     $   19,635    $   18,570     $   24,206     $   14,314
Ratio of Expenses to Average
  Net Assets ...........................         2.93%          2.92%         2.96%          2.99%          2.99%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................         0.09%         (0.47)%        0.20%         (0.58)%        (0.78)%
Portfolio Turnover Rate ................           61%            78%          163%           249%           241%
----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .........   $       -0-+   $     0.03    $     0.02     $     0.02     $     0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......         2.95%          3.13%         3.20%          3.16%          3.55%
  Net Investment Income/Loss to
    Average Net Assets .................         0.07%         (0.68)%       (0.04)%        (0.73)%        (1.34)%
Ratio of Expenses to Average Net
  Assets excluding country tax expense
    and interest expense ...............         2.85%          2.85%         2.85%          2.85%          2.85%
----------------------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                           ---------------------------------------------------------------------
CLASS C SHARES                                2001#          2000#         1999#          1998#          1997
                                           ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................   $    13.69     $    11.18    $    11.04     $    17.01     $    12.43
                                           ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........         0.01          (0.06)         0.02          (0.11)         (0.07)
  Net Realized and Unrealized
    Gain/Loss ..........................        (1.59)          2.57          0.20          (2.63)          6.31
                                           ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .......        (1.58)          2.51          0.22          (2.74)          6.24
                                           ----------     ----------    ----------     ----------     ----------
Distributions
  Net Investment Income ................           -0-            -0-        (0.01)            -0-            -0-
  In Excess of Net Investment Income ...           -0-            -0-        (0.02)            -0-         (0.03)
  Net Realized Gain ....................           -0-            -0-           -0-         (1.92)         (1.63)
  In Excess of Net Realized Gain .......           -0-            -0-        (0.05)         (1.31)            -0-
                                           ----------     ----------    ----------     ----------     ----------
Total Distributions ....................           -0-            -0-        (0.08)         (3.23)         (1.66)
                                           ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .........   $    12.11     $    13.69    $    11.18     $    11.04     $    17.01
                                           ==========     ==========    ==========     ==========     ==========
Total Return (1) .......................      -11.40%          22.34%         2.28%       -17.86%          56.04%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......   $    7,238     $   10,772    $   10,387     $   14,577     $   20,345
Ratio of Expenses to Average
  Net Assets ...........................         2.93%          2.92%         2.96%          3.00%          2.99%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................         0.05%         (0.47)%        0.23%         (0.77)%        (0.79)%
Portfolio Turnover Rate ................           61%            78%          163%           249%           241%
----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .........   $       -0-+   $     0.03    $     0.02     $     0.02     $     0.05
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......         2.95%          3.13%         3.20%          3.16%          3.56%
  Net Investment Income/Loss to
    Average Net Assets .................         0.03%         (0.68)%       (0.01)%        (0.93)%        (1.36)%
Ratio of Expenses to Average Net
  Assets excluding country tax
    expense and interest expense .......         2.85%          2.85%         2.85%          2.85%          2.85%
----------------------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS         (21)

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

      The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities. The Fund commenced operations on July 6, 1994.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value


                                      (22)

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $19,709,739 which will expire between June 30, 2007 and June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $48,772,988, the aggregate gross unrealized appreciation is $6,326,397 and the aggregate gross unrealized depreciation is $5,388,660, resulting in net unrealized appreciation on long- and short-term investments of $937,737.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.


                                      (23)

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $11,031 has been reclassified from accumulated net investment income to accumulated net realized loss.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                         % PER ANNUM
First $500 million .............................................     1.25%
Next $500 million ..............................................     1.20%
Over $1 billion ................................................     1.15%


                                      (24)

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                             CLASS A           AND CLASS C
                         MAX. OPERATING      MAX. OPERATING
                          EXPENSE RATIO       EXPENSE RATIO
                              2.10%               2.85%

      For the period ended June 30, 2001, the Adviser voluntarily waived $15,758 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $18,700, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $35,139. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.


                                      (25)

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $27,064 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $1,600 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares.


                                      (26)

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                     CONTINGENT DEFERRED SALES
                                                    CHARGE ON ASSETS SUBJECT TO
                                                           SALES CHARGE
YEAR OF REDEMPTION                                     CLASS B       CLASS C
First ...........................................         5.00%      1.00%
Second ..........................................         4.00%       None
Third ...........................................         3.00%       None
Fourth ..........................................         2.50%       None
Fifth ...........................................         1.50%       None
Thereafter ......................................          None       None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $12,200 and CDSC on redeemed shares of Classes B and C of approximately $22,200. Sales charges do not represent expenses of the Fund.


                                      (27)

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

CAPITAL SHARE TRANSACTIONS
CLASS A:

                                                     YEAR ENDED        YEAR ENDED
                                                    JUNE 30, 2001     JUNE 30, 2000
                                                    -------------     -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .................................       1,935,090         2,253,909
     Redeemed ...................................      (2,550,093)       (2,506,657)
                                                    -------------     -------------
   Net Decrease in Class A Shares Outstanding ...        (615,003)         (252,748)
                                                    =============     =============
   Dollars:
     Subscribed .................................   $  25,412,274     $  29,534,280
     Redeemed ...................................     (32,871,618)      (29,421,115)
                                                    -------------     -------------
   Net Increase/Decrease ........................   $  (7,459,344)    $     113,165
                                                    =============     =============
   Ending Paid in Capital .......................   $  38,557,207+    $  46,117,225+
                                                    =============     =============
CLASS B:
   Shares:
     Subscribed .................................         105,222           276,063
     Redeemed ...................................        (341,368)         (502,008)
                                                    -------------     -------------
   Net Decrease in Class B Shares Outstanding ...        (236,146)         (225,945)
                                                    =============     =============
   Dollars:
     Subscribed .................................   $   1,328,015     $   3,511,416
     Redeemed ...................................      (4,207,182)       (6,134,553)
                                                    -------------     -------------
   Net Decrease .................................   $  (2,879,167)    $  (2,623,137)
                                                    =============     =============
   Ending Paid in Capital .......................   $  23,492,244+    $  26,423,794+
                                                    =============     =============
CLASS C:
   Shares:
     Subscribed .................................          59,180           234,457
     Redeemed ...................................        (248,704)         (376,362)
                                                    -------------     -------------
   Net Decrease in Class C Shares Outstanding ...        (189,524)         (141,905)
                                                    =============     =============
   Dollars:
     Subscribed .................................   $     743,345     $   3,132,266
     Redeemed ...................................      (3,044,285)       (4,545,170)
                                                    -------------     -------------
   Net Decrease .................................   $  (2,300,940)    $  (1,412,904)
                                                    =============     =============
   Ending Paid in Capital .......................   $  11,722,364+    $  14,054,141+
                                                    =============     =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.


                                      (28)

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $33,690,335 and sales of $44,990,193 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $150,200 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $24,600.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

      Summarized below are the specific types of derivative financial instruments used by the Fund.


                                      (29)

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

      At June 30, 2001, the Fund had outstanding forward currency contracts as follows:

                                                                    UNREALIZED
                                                       CURRENT     APPRECIATION/
FORWARD CURRENCY CONTRACTS                              VALUE      DEPRECIATION
LONG CONTRACT:
Mexican Peso, 46,091,761
   expiring 1/18/02 ..............................   $4,836,334     $(281,334)
                                                     ----------     ---------
SHORT CONTRACT:
Mexican Peso, 14,096,610
   expiring 1/18/02 ..............................    1,479,134         6,135
                                                     ----------     ---------
                                                                    $(275,199)
                                                                    =========


                                      (30)

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Latin American Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Latin American Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Latin American Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (31)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o     visit our Web site at www.vankampen.com --
      to view a prospectus, select
      DOWNLOAD PROSPECTUS                            [ILLUSTRATION OF COMPUTER]

o     call us at (800) 341-2911
      Telecommunications Device for the Deaf (TDD)
      users, call (800) 421-2833.                    [ILLUSTRATION OF PHONE]

o     e-mail us by visiting www.vankampen.com and
      selecting CONTACT US                           [ILLUSTRATION OF ENVELOPES]

 *    Closed to new investors

**    Open to new investors for a limited time


                                      (32)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN AMERICAN VALUE FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
FOR FEDERAL INCOME TAX PURPOSES, THE FOLLOWING IS FURNISHED WITH RESPECT TO POTENTIAL DISTRIBUTIONS TO BE PAID BY THE FUND DURING THE REMAINDER OF CALENDAR YEAR 2001. DURING THE TAXABLE YEAR ENDED JUNE 30, 2001, THE FUND DID NOT PAY ANY DISTRIBUTIONS. PROVIDED THE FUND MAKES A DISTRIBUTION IN DECEMBER 2001, THE FUND INTENDS TO PASS THROUGH FOREIGN TAX CREDITS OF $19,933 AND HAS DERIVED GROSS INCOME FROM SOURCES WITHIN FOREIGN COUNTRIES AMOUNTING TO $1,646,321.**
--------------------------------------------------------------------------------

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**    THIS INFORMATION IS UNAUDITED.


                                      (33)

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                        Van Kampen Funds Inc.
                                        1 Parkview Plaza, P.O. Box 5555
                                        Oakbrook Terrace, IL 60181-5555
                                        www.vankampen.com

                                   VAN KAMPEN
                                  INVESTMENTS

                         GENERATIONS OF EXPERIENCE (SM)

                   Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.
                   459, 559, 659                                 3652H01-AP-8/01
                   MSLA ANR 8/01

                                VAN KAMPEN
                                MID CAP GROWTH FUND

                                ANNUAL REPORT

                                JUNE 30, 2001

                                [PHOTO OF BOY TOSSING BALL]

                           Privacy Notice information on the back.

                                                             VAN KAMPEN
                                                             INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                            TOP FIVE SECTORS     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    22
              REPORT OF INDEPENDENT AUDITORS    29

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    30
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    31

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

--------------------------------------------------------------------------------
       NOT FDIC INSURED.      MAY LOSE VALUE.       NO BANK GUARANTEE.
--------------------------------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                      (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                      (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

    [The following was represented by a bar chart in the printed material.]

            Mar 99                   3.5%
            Jun 99                   2.5%
            Sep 99                   5.7%
            Dec 99                   8.3%
            Mar 00                   4.8%
            Jun 00                   5.2%
            Sep 00                   2.2%
            Dec 01                   1.0%
            Mar 01                   1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

 [The following table was depicted as a mountain graph in the printed material.]

                     Interest Rates     Inflation
         Jun 99          5.0%             2.0%
         Jul 99          5.0%             2.1%
         Aug 99         5.25%             2.3%
         Sep 99         5.25%             2.6%
         Oct 99         5.25%             2.6%
         Nov 99          5.5%             2.6%
         Dec 99          5.5%             2.7%
         Jan 00          5.5%             2.7%
         Feb 00         5.75%             3.2%
         Mar 00          6.0%             3.8%
         Apr 00          6.0%             3.1%
         May 00          6.5%             3.2%
         Jun 00          6.5%             3.7%
         Jul 00          6.5%             3.7%
         Aug 00          6.5%             3.4%
         Sep 00          6.5%             3.5%
         Oct 00          6.5%             3.4%
         Nov 00          6.5%             3.4%
         Dec 00          6.5%             3.4%
         Jan 01          5.5%             3.7%
         Feb 01          5.5%             3.5%
         Mar 01          5.0%             2.9%
         Apr 01          6.3%             3.8%
         May 01          6.4%             3.9%
         Jun 01         6.44%             3.9%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                      (3)

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                                A SHARES      B SHARES    C SHARES
-----------------------------------------------------------------------------------
One-year total return based on NAV(1)             -28.03%      -28.53%     -28.64%
-----------------------------------------------------------------------------------
One-year total return(2)                          -32.17%      -32.06%     -29.35%
-----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        -5.64%       -5.22%      -2.93%
-----------------------------------------------------------------------------------
Commencement date                                10/25/99     10/25/99    10/25/99
-----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC
      FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                      (4)

GROWTH OF A $10,000 INVESTMENT
(OCTOBER 25, 1999--JUNE 30, 2001)

[The following table was depicted as a mountain graph in the printed material.]


                                             STANDARD & POOR'S MIDCAP 400 INDEX
                                              reflects the general performance
                     MID CAP GROWTH FUND      of 400 domestic mid-cap stocks.+
         10/99             $9,425                         $10,000
          6/00            $12,601                         $12,686
          6/01             $9,069                         $13,813

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE STANDARD & POOR'S MIDCAP 400 INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12B-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

+     FACTSET RESEARCH SYSTEMS INC.


                                      (5)

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)


1.    ELECTRONIC ARTS                                                       2.2%
      Develops video games for computers and game consoles.

2.    LINCARE HOLDINGS                                                      2.1%
      Supplies respiratory equipment to in-home patients in the United States.

3.    PRECISION CASTPARTS                                                   2.0%
      Manufactures metal components for many industrial uses.

4.    FISERV                                                                1.9%
      Provides data and transaction processing services to the financial industry.

5.    QLOGIC                                                                1.8%
      Makes integrated circuits and adapter boards that connect peripheral devices to computers.

6.    BMC SOFTWARE                                                          1.8%
      Provides systems management software for corporate networks.

7.    EXPRESS SCRIPTS                                                       1.8%
      Provides health-care and prescription services in the United States.

8.    LAMAR ADVERTISING                                                     1.8%
      Owns outdoor advertising structures throughout North America.

9.    WESTERN WIRELESS                                                      1.7%
      Provides wireless communications services in the western United States.

10.   CELESTICA                                                             1.7%
      Manufactures circuits and other electronics used in computers and communication devices.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

    [The following was represented by a bar chart in the printed material.]


                                          June 30, 2001         June 30, 2000
Technology                                    25.2%                 33.1%
Health Care                                   19.0%                 11.5%
Heavy Industry/Transportation                 13.6%                 14.2%
Consumer Services                             12.5%                 13.8%
Utilities                                     7.8%                  10.7%


* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                      (6)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MID CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2001. THE TEAM IS LED BY PORTFOLIO MANAGERS ARDEN C. ARMSTRONG, DAVID P. CHU AND STEVE B. CHULIK, MORGAN STANLEY INVESTMENTS LP. ARMSTRONG, CHU AND CHULIK HAVE MANAGED THE FUND SINCE ITS INCEPTION. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q WHAT MAJOR MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A It was a difficult time to be a growth investor. Warnings of earnings shortfalls from leading "new-economy" companies, uncertainty surrounding the U.S. presidential election and increasing concerns about the economic slowdown led to broad market declines--despite a series of aggressive interest-rate cuts by the Federal Reserve Board (the Fed). This backdrop was particularly unfavorable for technology, telecommunications and other growth stocks. However, value-oriented areas such as finance, utilities and consumer staples benefited.

      In this challenging environment, the Van Kampen Mid Cap Growth Fund returned -28.03 percent during the 12-month period ended June 30, 2001. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      By comparison, the fund's benchmark, the Standard & Poor's Mid Cap 400 Index, returned 7.75 percent. The fund's underperformance compared to the index can be attributed to several factors:

o     Investors' preference for value during the period

o A relatively high weighting in sectors of the economy that performed poorly, such as technology and telecommunications services

o A relatively low weighting in defensive sectors, which performed well--these sectors included financial services and food and tobacco

      THE S&P MIDCAP 400 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM CAPITALIZATION STOCKS. THIS INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS.


                                      (7)

SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q     WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT?

A In all market conditions, we follow the same investment process. First, we use objective research to screen out companies that fail to meet our investment criteria because of their market capitalization or their earnings-growth rates. Next, we analyze company fundamentals such as sales growth, profit margins, management quality and strategic position. Of the stocks that survive the first two steps, we examine valuations to eliminate those stocks we believe are more expensive than they are worth. Lastly, we evaluate how a stock will fit in with others already in the fund to avoid overlap and maintain diversification.

      To further moderate portfolio risk, we also try to balance aggressively growing companies with what we believe to be more stable growers. The mix sometimes varies in response to market conditions. Along those lines, as the reporting period progressed, we shifted the portfolio to emphasize stable growers and de-emphasize companies that we believed would be highly sensitive to the economy. In the health care sector, for example, we eliminated some holdings in biotechnology stocks and invested more widely in defensive areas such as health-care service providers. In technology, we reduced our weighting in semiconductor companies and added to software and services.

      Another way we looked to manage risk during the period was to reduce the fund's overall technology weighting. While January 2001 was a strong month for a number of stocks in this sector--thanks to a surprise Fed interest-rate cut--by February we saw signs of weakening, especially in telecommunications and Internet-related businesses. We looked for companies that were significantly exposed to either of these areas and eliminated those that we felt were vulnerable. By decreasing our weighting in such sectors over the course of the period, we were able to avoid some of the sector underperformance that followed.

Q WHAT ARE SOME EXAMPLES OF STOCKS THAT PERFORMED WELL FOR THE FUND DURING THE PERIOD?

A Health-care stocks generally performed well as concerned investors flocked to defensive investments. In this area, Lincare Holdings was one of the fund's most successful holdings. The company delivers oxygen bottles and other respiratory products to patients' homes. Its stock has been a longtime fund holding and a very consistent grower since we bought it. Other health-care names also benefited performance, including two hospital management companies, Tenet Healthcare and Health Management Associates.

      The fund also received a boost from financial-services companies specializing in processing financial transactions. We saw this area of financial services as less risky than others with greater credit sensitivity--something we preferred to avoid in a slowing economy. An excellent performer for the fund was Concord EFS,


                                      (8)
which provides payment-processing services for retailers. Fiserv, which helps the financial industry with back-office support services, also improved results.

      KEEP IN MIND, NOT ALL OF THE STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 6.

Q     WHAT STOCKS WERE DISAPPOINTMENTS?

A As we mentioned, many technology and telecommunications stocks endured a difficult period. Despite our efforts to sell those stocks we thought were vulnerable, we still owned some that hurt results.

      Companies such as Art Technology Group (an Internet software maker), RF Micro Devices (a semiconductor maker for wireless-communications devices) and Agile Software (a developer of software to help businesses manage product supply), were all weakened by a domino effect when some of their largest customers cut back on technology spending. In turn, the smaller companies saw their fundamentals deteriorate, and their stock prices followed suit. In response, we removed these stocks from the portfolio.

      One stock that performed poorly but that we still own is McLeodUSA, one of many competitive local exchange carriers (CLEC) that was hit hard by the slowdown in telecommunications spending. Though there is a great deal of uncertainty in the CLEC market, we remain confident in this company's prospects. We believe McLeod remains well funded and well managed to prosper in the future.

Q     WHAT DO YOU SEE AHEAD FOR THE FUND?

A We continue to anticipate difficulty in the near future but are more optimistic about the fund's prospects for the long term. Historically, the stock market and the economy have responded positively to Fed interest rate cuts. We believe that growth stocks will eventually recover as investors anticipate eventual earnings growth--especially when compared to the poor earnings of previous periods. Our combination of investing in moderate and aggressive growth stocks may help moderate portfolio risk in volatile times while providing upside potential in rising markets. As we await a recovery, we will continue to stick to our investment strategy and seek to generate long-term performance for fund shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (9)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

NEW ECONOMY: Refers to companies among the electronic and high-tech sectors such as the Internet, telecommunications, biochemicals, and semiconductors.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.


                                      (10)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
COMMON STOCKS  94.6%
BASIC RESOURCES  0.8%
SPECIALTY CHEMICALS  0.8%
Sigma-Aldrich Corp. ...................................            23,200      $    895,984
                                                                               ------------
CONSUMER SERVICES  12.5%
ENTERTAINMENT & LEISURE  3.4%
Electronic Arts, Inc. (a) .............................            42,200         2,443,380
International Game Technology (a) .....................            22,500         1,411,875
                                                                               ------------
                                                                                  3,855,255
                                                                               ------------
LODGING & CATERING  0.8%
MGM Grand, Inc. (a) ...................................            31,700           949,732
                                                                               ------------
OTHER  3.1%
Apollo Group, Inc. 'A' (a) ............................            35,750         1,517,587
Homestore.com, Inc. (a) ...............................            30,900         1,080,264
Service Corp. International (a) .......................           144,700           920,292
                                                                               ------------
                                                                                  3,518,143
                                                                               ------------
PUBLISHING & BROADCASTING  5.2%
Cablevision Systems Corp. (a) .........................            25,850           666,930
Lamar Advertising Co. (a) .............................            45,400         1,997,600
McGraw-Hill Cos., Inc. ................................            12,400           820,260
USA Networks, Inc. (a) ................................            49,900         1,397,200
Westwood One, Inc. (a) ................................            26,600           980,210
                                                                               ------------
                                                                                  5,862,200
                                                                               ------------
TOTAL CONSUMER SERVICES ...............................                          14,185,330
                                                                               ------------
ENERGY  4.0%
NATURAL GAS  0.7%
Hanover Compressor Co. (a) ............................            24,300           804,087
                                                                               ------------
OIL-OFFSHORE DRILLING  2.4%
ENSCO International, Inc. .............................            25,600           599,040
Global Marine, Inc. (a) ...............................            35,600           663,228
Nabors Industries, Inc. (a) ...........................            16,700           621,240
Santa Fe International Corp. ..........................            27,400           794,600
                                                                               ------------
                                                                                  2,678,108
                                                                               ------------
OIL-WELL EQUIPMENT & SERVICES  0.9%
BJ Services Co. (a) ...................................            35,400         1,004,652
                                                                               ------------
TOTAL ENERGY ..........................................                           4,486,847
                                                                               ------------


SEE NOTES TO FINANCIAL STATEMENTS     (11)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
FINANCIAL SERVICES  6.7%
CREDIT & FINANCE  2.6%
Concord EFS, Inc. (a) .................................            37,800      $  1,965,978
USA Education, Inc. ...................................            12,900           941,700
                                                                               ------------
                                                                                  2,907,678
                                                                               ------------
INSURANCE  2.5%
Everest Re Group, Ltd. ................................            24,100         1,802,680
MGIC Investment Corp. .................................            14,000         1,016,960
                                                                               ------------
                                                                                  2,819,640
                                                                               ------------
INVESTMENT COMPANIES  1.6%
Instinet Group, Inc. (a) ..............................            49,200           917,088
SEI Investments Co. ...................................            19,800           938,520
                                                                               ------------
                                                                                  1,855,608
                                                                               ------------
TOTAL FINANCIAL SERVICES ..............................                           7,582,926
                                                                               ------------
FOOD & TOBACCO  1.2%
TOBACCO  1.2%
R.J. Reynolds Tobacco Holdings, Inc. ..................            24,100         1,315,860
                                                                               ------------
HEALTH CARE  19.0%
DRUGS  5.0%
Allergan, Inc. ........................................            10,600           906,300
Biovail Corp. (a) .....................................            42,200         1,835,700
Forest Laboratories, Inc. 'A' (a) .....................            16,400         1,164,400
Genzyme Corp. (a) .....................................            28,200         1,720,200
                                                                               ------------
                                                                                  5,626,600
                                                                               ------------
HEALTH SERVICES  10.0%
Caremark Rx, Inc. (a) .................................            75,900         1,248,555
Express Scripts, Inc. 'A' (a) .........................            36,400         2,003,092
Health Management Associates, Inc. 'A' (a) ............            71,300         1,500,152
Lincare Holdings, Inc. (a) ............................            79,200         2,376,792
Quest Diagnostics, Inc. (a) ...........................            22,400         1,676,640
Quintiles Transnational Corp. (a) .....................            35,300           895,208
Tenet Healthcare Corp. (a) ............................            31,300         1,614,767
                                                                               ------------
                                                                                 11,315,206
                                                                               ------------
HEALTH TECHNOLOGY  4.0%
Mettler-Toledo International, Inc. (a) ................            24,000         1,038,000
PerkinElmer, Inc. .....................................            47,400         1,304,922
St. Jude Medical, Inc. (a) ............................            19,800         1,188,000
Stryker Corp. .........................................            18,400         1,009,240
                                                                               ------------
                                                                                  4,540,162
                                                                               ------------
TOTAL HEALTH CARE .....................................                          21,481,968
                                                                               ------------


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
HEAVY INDUSTRY/TRANSPORTATION  13.6%
AEROSPACE  3.3%
Empresa Brasileira de Aeronautica S.A. ADR ............            19,100      $    745,855
L-3 Communications Holdings, Inc. (a) .................             9,570           730,191
Precision Castparts Corp. .............................            59,200         2,215,264
ViaSat, Inc. (a) ......................................             1,300            31,044
                                                                               ------------
                                                                                  3,722,354
                                                                               ------------
BUSINESS SERVICES  7.0%
Allied Waste Industries, Inc. (a) .....................            59,600         1,113,328
Celestica, Inc. (a) ...................................            38,400         1,977,600
Fiserv, Inc. (a) ......................................            32,800         2,098,544
Flextronics International Ltd. (a) ....................            20,900           545,699
Quanta Services, Inc. (a) .............................            47,500         1,046,900
SCI Systems, Inc. (a) .................................            44,600         1,137,300
                                                                               ------------
                                                                                  7,919,371
                                                                               ------------
MISCELLANEOUS INDUSTRIALS  3.3%
Canadian Pacific Ltd. .................................            46,700         1,809,625
Fluor Corp. ...........................................            20,100           907,515
Shaw Group, Inc. (a) ..................................            25,900         1,038,590
                                                                               ------------
                                                                                  3,755,730
                                                                               ------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION ...................                          15,397,455
                                                                               ------------
RETAIL  3.8%
DEPARTMENT STORES  1.2%
J.C. Penney Co., Inc. .................................            50,800         1,339,088
                                                                               ------------
DISCOUNTERS  1.0%
BJ's Wholesale Club, Inc. (a) .........................            22,000         1,171,720
                                                                               ------------
SPECIALTY SHOPS  1.6%
Bed Bath & Beyond, Inc. (a) ...........................            57,500         1,794,000
                                                                               ------------
TOTAL RETAIL ..........................................                           4,304,808
                                                                               ------------
TECHNOLOGY  25.2%
COMPUTERS & OFFICE EQUIPMENT  4.3%
Extreme Networks, Inc. (a) ............................            42,600         1,256,700
McDATA Corp. (a) ......................................            47,900         1,046,136
QLogic Corp. (a) ......................................            31,800         2,049,510
Symbol Technologies, Inc. .............................            25,550           567,210
                                                                               ------------
                                                                                  4,919,556
                                                                               ------------
ELECTRONICS  6.1%
Advanced Micro Devices, Inc. (a) ......................            28,300           817,304
Cabot Microelectronics Corp. (a) ......................            13,100           812,200
Fairchild Semiconductor, Inc. 'A' (a) .................            15,200           349,600
KLA-Tencor Corp. (a) ..................................            18,600         1,087,542
Lam Research Corp. (a) ................................            33,700           999,205


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
ELECTRONICS (CONTINUED)
MIPS Technologies, Inc. 'B' (a) .......................            49,600      $    639,840
Novellus Systems, Inc. (a) ............................            19,300         1,096,047
NVIDIA Corp. (a) ......................................            12,100         1,122,275
                                                                               ------------
                                                                                  6,924,013
                                                                               ------------
SOFTWARE & SERVICES  9.8%
BMC Software, Inc. (a) ................................            90,400         2,037,616
Cadence Design Systems, Inc. (a) ......................            11,800           219,834
Exodus Communications, Inc. (a) .......................           237,700           489,662
Internet Security Systems, Inc. (a) ...................            21,600         1,048,896
Openwave Systems, Inc. (a) ............................            48,700         1,689,890
Peregrine Systems, Inc. (a) ...........................            58,500         1,696,500
Rational Software Corp. (a) ...........................            50,400         1,413,720
SunGuard Data Systems, Inc. (a) .......................            59,000         1,770,590
Synopsys, Inc. (a) ....................................            13,800           667,782
                                                                               ------------
                                                                                 11,034,490
                                                                               ------------
TELECOMMUNICATIONS EQUIPMENT  5.0%
ADC Telecommunications, Inc. (a) ......................           122,200           806,520
Andrew Corp. (a) ......................................            34,100           629,145
Comverse Technology, Inc. (a) .........................            12,100           690,910
Finisar Corp. (a) .....................................            60,800         1,135,744
Polycom, Inc. (a) .....................................            63,400         1,463,906
Scientific-Atlanta, Inc. ..............................            22,000           893,200
                                                                               ------------
                                                                                  5,619,425
                                                                               ------------
TOTAL TECHNOLOGY ......................................                          28,497,484
                                                                               ------------
UTILITIES  7.8%
ELECTRIC POWER  2.8%
Allegheny Energy, Inc. ................................            15,265           736,536
Mirant Corp. (a) ......................................            40,800         1,403,520
Orion Power Holdings, Inc. (a) ........................            28,900           688,109
Reliant Resources, Inc. (a) ...........................            13,800           340,860
                                                                               ------------
                                                                                  3,169,025
                                                                               ------------
NATURAL GAS PIPELINES  0.5%
Kinder Morgan, Inc. ...................................            12,100           608,025
                                                                               ------------
TELEPHONE SERVICES  4.5%
McLeodUSA, Inc. 'A' (a) ...............................           189,800           871,182
TeleCorp PCS, Inc. 'A' (a) ............................            73,628         1,426,175
Time Warner Telecom, Inc. 'A' (a) .....................            23,800           797,776
Western Wireless Corp. 'A' (a) ........................            46,000         1,978,000
                                                                               ------------
                                                                                  5,073,133
                                                                               ------------
TOTAL UTILITIES .......................................                           8,850,183
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  94.6%
    (Cost $109,562,235) ...............................                         106,998,845
                                                                               ------------


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                   PAR           MARKET
DESCRIPTION                                                       VALUE           VALUE
SHORT-TERM INVESTMENT  5.2%
REPURCHASE AGREEMENT  5.2%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01, due
7/2/01, to be repurchased at $5,937,756, collateralized
by U.S. Treasury Notes 5.50%, due 1/15/08,
valued at $6,063,542
    (Cost $5,936,000) .................................      $  5,936,000      $  5,936,000
                                                                               ------------
TOTAL INVESTMENTS  99.8%
    (COST $115,498,235) ...............................                         112,934,845
                                                                               ------------
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2% ...........                             197,592
                                                                               ------------
NET ASSETS  100% ......................................                        $113,132,437
                                                                               ============

(a)   NON-INCOME PRODUCING SECURITY

ADR AMERICAN DEPOSITARY RECEIPT


SEE NOTES TO FINANCIAL STATEMENTS     (15)

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments at Value (Cost $115,498,235) ..............................      $ 112,934,845
Cash ..................................................................                376
Receivable for:
  Investments Sold ....................................................          1,567,987
  Fund Shares Sold ....................................................          1,231,354
  Dividends ...........................................................             30,571
  Interest ............................................................              1,170
Other .................................................................             36,443
                                                                             -------------
    Total Assets ......................................................        115,802,746
                                                                             -------------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................          2,334,073
  Fund Shares Redeemed ................................................             87,002
  Distribution (12b-1) and Service Fees ...............................             85,571
  Investment Advisory Fees ............................................             69,806
  Administrative Fees .................................................             24,119
  Transfer Agent Fees .................................................             20,162
  Professional Fees ...................................................             19,716
  Directors' Fees and Expenses ........................................             10,576
  Custody Fees ........................................................              9,341
  Shareholder Reporting Expenses ......................................              5,749
Other .................................................................              4,194
                                                                             -------------
    Total Liabilities .................................................          2,670,309
                                                                             -------------
NET ASSETS ............................................................      $ 113,132,437
                                                                             =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)      $      12,007
Paid in Capital in Excess of Par ......................................        150,727,752
Accumulated Net Investment Loss .......................................             (8,252)
Net Unrealized Depreciation on Investments ............................         (2,563,390)
Accumulated Distributions in Excess of Net Realized Gain ..............        (35,035,680)
                                                                             -------------
NET ASSETS ............................................................      $ 113,132,437
                                                                             =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $44,716,295 and 4,713,559 Shares Outstanding) ..................      $        9.49
                                                                             =============
    Maximum Sales Charge ..............................................               5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ....................      $       10.07
                                                                             =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $46,831,698 and 4,992,946 Shares Outstanding)* .................      $        9.38
                                                                             =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $21,584,444 and 2,300,975 Shares Outstanding)* .................      $        9.38
                                                                             =============

*     REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................      $    191,130
Interest ..............................................................           249,066
Less Foreign Taxes Withheld ...........................................              (778)
                                                                             ------------
    Total Income ......................................................           439,418
                                                                             ------------
EXPENSES:
Investment Advisory Fees ..............................................           870,218
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $111,907, $478,150 and $238,423, respectively) ...................           828,480
Administrative Fees ...................................................           293,806
Transfer Agent Fees ...................................................           115,685
Shareholder Reports ...................................................            77,687
Custody Fees ..........................................................            70,868
Filing and Registration Fees ..........................................            54,951
Professional Fees .....................................................            42,783
Directors' Fees and Expenses ..........................................            12,888
Other .................................................................             6,196
                                                                             ------------
    Total Expenses ....................................................         2,373,562
                                                                             ------------
NET INVESTMENT LOSS ...................................................      $ (1,934,144)
                                                                             ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................      $(34,756,558)
                                                                             ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................         2,114,966
  End of the Period:
    Investments .......................................................        (2,563,390)
                                                                             ------------
Net Unrealized Depreciation During the Period .........................        (4,678,356)
                                                                             ------------
NET REALIZED AND UNREALIZED LOSS ......................................      $(39,434,914)
                                                                             ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................      $(41,369,058)
                                                                             ============


SEE NOTES TO FINANCIAL STATEMENTS     (17)

Statements of Changes in Net Assets

FOR THE YEAR ENDED JUNE 30, 2001 AND THE PERIOD ENDED JUNE 30, 2000

                                                              YEAR ENDED     OCTOBER 25, 1999* TO
                                                             JUNE 30, 2001       JUNE 30, 2000
                                                             -------------       -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...................................      $  (1,934,144)      $    (582,959)
Net Realized Gain/Loss ................................        (34,756,558)          2,055,688
Net Unrealized Appreciation/Depreciation
   During the Period ..................................         (4,678,356)          2,114,966
                                                             -------------       -------------
Net Increase/Decrease in Net Assets Resulting from
   Operations .........................................        (41,369,058)          3,587,695
                                                             -------------       -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ...............................................                 -0-                 -0-
Class B ...............................................                 -0-                 -0-
Class C ...............................................                 -0-                 -0-
In Excess of Net Realized Gain:
Class A ...............................................           (661,981)                 -0-
Class B ...............................................           (732,074)                 -0-
Class C ...............................................           (364,105)                 -0-
                                                             -------------       -------------
Net Decrease in Net Assets Resulting from Distributions         (1,758,160)                 -0-
                                                             -------------       -------------
CAPITAL SHARES TRANSACTIONS:
Subscribed ............................................         92,268,090         103,620,869
Distributions Reinvested ..............................          1,526,093                  -0-
Redeemed ..............................................        (36,480,560)        (10,262,532)
                                                             -------------       -------------
Net Increase in Net Assets Resulting from Capital
   Share Transactions .................................         57,313,623          93,358,337
                                                             -------------       -------------
Total Increase in Net Assets ..........................         14,186,405          96,946,032
NET ASSETS--Beginning of Period .......................         98,946,032           2,000,000
                                                             -------------       -------------
NET ASSETS--End of Period (Including accumulated net
   investment loss of $(8,252) and $(4,243),
   respectively) ......................................      $ 113,132,437       $  98,946,032
                                                             =============       =============

*     COMMENCEMENT OF OPERATIONS


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       YEAR ENDED    OCTOBER 25, 1999* TO
CLASS A SHARES                                        JUNE 30, 2001#    JUNE 30, 2000#
                                                      -------------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............      $    13.37        $    10.00
                                                        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................           (0.14)            (0.09)
  Net Realized and Unrealized Gain/Loss ..........           (3.57)             3.46
                                                        ----------        ----------
Total From Investment Operations .................           (3.71)             3.37
                                                        ----------        ----------
DISTRIBUTIONS
  In Excess of Net Realized Gain .................           (0.17)               -0-
                                                        ----------        ----------
NET ASSET VALUE, END OF PERIOD ...................      $     9.49        $    13.37
                                                        ==========        ==========
Total Return (1) .................................          -28.03%            33.70%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $   44,716        $   38,401
Ratio of Expenses to Average Net Assets ..........            1.58%             1.63%
Ratio of Net Investment Loss to Average Net Assets           (1.20)%           (1.04)%
Portfolio Turnover Rate ..........................             146%              103%**

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     (19)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       YEAR ENDED    OCTOBER 25, 1999* TO
CLASS B SHARES                                        JUNE 30, 2001#   JUNE 30, 2000#
                                                      -------------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............      $    13.31        $    10.00
                                                        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................           (0.22)            (0.16)
  Net Realized and Unrealized Gain/Loss ..........           (3.54)             3.47
                                                        ----------        ----------
Total From Investment Operations .................           (3.76)             3.31
                                                        ----------        ----------
DISTRIBUTIONS
  In Excess of Net Realized Gain .................           (0.17)               -0-
                                                        ----------        ----------
NET ASSET VALUE, END OF PERIOD ...................      $     9.38        $    13.31
                                                        ==========        ==========
Total Return (1) .................................          -28.53%            33.10%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $   46,832        $   40,499
Ratio of Expenses to Average Net Assets ..........            2.33%             2.38%
Ratio of Net Investment Loss to Average Net Assets           (1.95)%           (1.83)%
Portfolio Turnover Rate ..........................             146%              103%**

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                        YEAR ENDED   OCTOBER 25, 1999* TO
CLASS C SHARES                                        JUNE 30, 2001     JUNE 30, 2000
                                                      -------------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............      $    13.33        $    10.00
                                                        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................           (0.22)            (0.16)
  Net Realized and Unrealized Gain/Loss ..........           (3.56)             3.49
                                                        ----------        ----------
Total From Investment Operations .................           (3.78)             3.33
                                                        ----------        ----------
DISTRIBUTIONS
  In Excess of Net Realized Gain .................           (0.17)               -0-
                                                        ----------        ----------
NET ASSET VALUE, END OF PERIOD ...................      $     9.38        $    13.33
                                                        ==========        ==========
Total Return (1) .................................          -28.64%            33.30%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $   21,584        $   20,046
Ratio of Expenses to Average Net Assets ..........            2.33%             2.38%
Ratio of Net Investment Loss to Average Net Assets           (1.95)%           (1.81)%
Portfolio Turnover Rate ..........................             146%              103%**

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

   NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     (21)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund commenced operations on October 25, 1999.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying


                                      (22)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $3,755,622, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $118,588,600, the aggregate gross unrealized appreciation is $11,890,754 and the aggregate gross unrealized depreciation is $17,544,509 resulting in net unrealized depreciation on long- and short-term investments of $5,653,755.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.


                                      (23)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $1,930,756 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $621 has been reclassified from accumulated net investment loss to accumulated distributions in excess of net realized gain. A permanent difference related to a return of capital totaling $1,445 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net realized gain.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investments LP (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million ..........................................         0.75%
Next $500 million ...........................................         0.70%
Over $1 billion .............................................         0.65%

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $1,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $16,600, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of


                                      (24)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $115,685. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $9,584 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of


                                      (25)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ................................................       5.00%         1.00%
Second ...............................................       4.00%          None
Third ................................................       3.00%          None
Fourth ...............................................       2.50%          None
Fifth ................................................       1.50%          None
Thereafter ...........................................        None          None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $294,500 and CDSC on redeemed shares of Classes B and C of approximately $76,600. Sales charges do not represent expenses of the Fund.


                                      (26)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                    YEAR ENDED       OCTOBER 25, 1999*
                                                   JUNE 30, 2001     TO JUNE 30, 2000
                                                   -------------     ----------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
    Shares:
      Subscribed (Initial Shares of 70,000) ..         3,287,024           3,339,022
      Distributions Reinvested ...............            46,834                  -0-
      Redeemed ...............................        (1,491,510)           (467,811)
                                                    ------------        ------------
    Net Increase in Class A Shares Outstanding         1,842,348           2,871,211
                                                    ============        ============
    Dollars:
      Subscribed .............................      $ 38,291,771        $ 42,433,265
      Distributions Reinvested ...............           558,733                  -0-
      Redeemed ...............................       (16,208,848)         (6,006,453)
                                                    ------------        ------------
    Net Increase .............................      $ 22,641,656        $ 36,426,812
                                                    ============        ============
    Beginning Paid in Capital ................      $ 37,126,812        $    700,000
                                                    ============        ============
    Ending Paid in Capital ...................      $ 59,768,468+       $ 37,126,812
                                                    ============        ============
CLASS B:
    Shares:
      Subscribed (Initial Shares of 70,000) ..         2,939,241           3,237,074
      Distributions Reinvested ...............            56,688                  -0-
      Redeemed ...............................        (1,044,611)           (195,446)
                                                    ------------        ------------
    Net Increase in Class B Shares Outstanding         1,951,318           3,041,628
                                                    ============        ============
    Dollars:
      Subscribed .............................      $ 35,075,647        $ 41,534,880
      Distributions Reinvested ...............           670,613                  -0-
      Redeemed ...............................       (11,486,156)         (2,566,709)
                                                    ------------        ------------
    Net Increase .............................      $ 24,260,104        $ 38,968,171
                                                    ============        ============
    Beginning Paid in Capital ................      $ 39,668,171        $    700,000
                                                    ============        ============
    Ending Paid in Capital ...................      $ 63,928,275+       $ 39,668,171
                                                    ============        ============
CLASS C:
    Shares:
      Subscribed (Initial Shares of 60,000) ..         1,625,869           1,633,460
      Distributions Reinvested ...............            25,063                  -0-
      Redeemed ...............................          (854,040)           (129,377)
                                                    ------------        ------------
    Net Increase in Class C Shares Outstanding           796,892           1,504,083
                                                    ============        ============
    Dollars:
      Subscribed .............................      $ 18,900,672        $ 19,652,724
      Distributions Reinvested ...............           296,747                  -0-
      Redeemed ...............................        (8,785,556)         (1,689,370)
                                                    ------------        ------------
    Net Increase .............................      $ 10,411,863        $ 17,963,354
                                                    ============        ============
    Beginning Paid in Capital ................      $ 18,563,354        $    600,000
                                                    ============        ============
    Ending Paid in Capital ...................      $ 28,975,217+       $ 18,563,354
                                                    ============        ============

*     COMMENCEMENT OF OPERATIONS

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.


                                      (27)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $213,816,852 and sales of $163,656,636 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $526,400 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $22,000.


                                      (28)

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Mid Cap Growth Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Mid Cap Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets for the periods ended June 30, 2001 and June 30, 2000 and the financial highlights for the periods ended June 30, 2001 and June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid Cap Growth Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (29)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION

   Reserve
   Tax Free Money

SENIOR LOAN

   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o     visit our Web site at www.vankampen.com -- to view a prospectus, select
      DOWNLOAD PROSPECTUS                            [ILLUSTRATION OF COMPUTER]



o     call us at (800) 341-2911 Telecommunications Device for the Deaf (TDD)
      users, call (800)421-2833.                     [ILLUSTRATION OF PHONE]

o     e-mail us by visiting www.vankampen.com and selecting CONTACT US
                                                     [ILLUSTRATION OF ENVELOPES]

 *    Closed to new investors
 **    Open to new investors for a limited time


                                      (30)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN MID CAP GROWTH FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - CHAIRMAN
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken,
Pennsylvania 19428

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
The following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2001. For corporate shareholders 1% of the ordinary dividends qualify for the dividends received deduction.**
--------------------------------------------------------------------------------

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**    THIS INFORMATION IS UNAUDITED.


                                      (31)

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                               Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                               www.vankampen.com

                                   VAN KAMPEN
                                   INVESTMENTS

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright(C) 2001 Van Kampen Funds Inc. All rights reserved.
                    74, 174, 274                                 3643H01-AP-8/01
                    MCG ANR 8/01

                                VAN KAMPEN
                                TAX MANAGED GLOBAL
                                FRANCHISE FUND

                                ANNUAL REPORT

                                JUNE 30, 2001

                                [PHOTO OF BOY TOSSING BALL]

                                Privacy Notice information on the back.

                                                             VAN KAMPEN
                                                             INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
             Q&A WITH YOUR PORTFOLIO MANAGER     7
                           GLOSSARY OF TERMS    11

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    14
               NOTES TO FINANCIAL STATEMENTS    21
              REPORT OF INDEPENDENT AUDITORS    29

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    30
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    31

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

--------------------------------------------------------------------------------
      NOT FDIC INSURED.      MAY LOSE VALUE.      NO BANK GUARANTEE.
--------------------------------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                      (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                      (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

    [The following was represented by a bar chart in the printed material.]

          3.5%  2.5%   5.7%   8.3%   4.8%   5.2%   2.2%  1.0%  1.2%
--------------------------------------------------------------------------------
          Mar   Jun    Sep    Dec    Mar    Jun    Sep   Dec   Mar
          99    99     99     99     00     00     00    00    01

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

    [The following was represented as a line chart in the printed material.]

                               Interest Rates      Inflation
                               --------------      ---------
                   Jun 99            5.0%             2.0%
                   Jul 99            5.0%             2.1%
                   Aug 99           5.25%             2.3%
                   Sep 99           5.25%             2.6%
                   Oct 99           5.25%             2.6%
                   Nov 99            5.5%             2.6%
                   Dec 99            5.5%             2.7%
                   Jan 00            5.5%             2.7%
                   Feb 00           5.75%             3.2%
                   Mar 00            6.0%             3.8%
                   Apr 00            6.0%             3.1%
                   May 00            6.5%             3.2%
                   Jun 00            6.5%             3.7%
                   Jul 00            6.5%             3.7%
                   Aug 00            6.5%             3.4%
                   Sep 00            6.5%             3.5%
                   Oct 00            6.5%             3.4%
                   Nov 00            6.5%             3.4%
                   Dec 00            6.5%             3.4%
                   Jan 01            5.5%             3.7%
                   Feb 01            5.5%             3.5%
                   Mar 01            5.0%             2.9%
                   Apr 01            4.5%             3.3%
                   May 01            4.0%             3.6%
                   Jun 01           3.75%             3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                      (3)

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                                 A SHARES     B SHARES     C SHARES
------------------------------------------------------------------------------------
One-year total return based on NAV(1)              15.13%       14.16%      14.19%
------------------------------------------------------------------------------------
One-year total return(2)                            8.51%        9.16%      13.19%
------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        17.91%       18.73%      19.84%
------------------------------------------------------------------------------------
Commencement date                                 9/25/98      9/25/98     9/25/98
------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                      (4)

GROWTH OF A $10,000 INVESTMENT
(SEPTEMBER 25, 1998--JUNE 30, 2001)

    [The following was represented as a line chart in the printed material.]

                                             MSCI WORLD INDEX WITH NET DIVIDENDS
                                             measures the performance
                                             of securities with reinvested
                       TAX MANAGED           dividends on the exchanges of
                  GLOBAL FRANCHISE FUND      North America, Europe, and Asia+
 9/25/98                  $9,425                        $10,000
12/31/98                  $9,425                        $10,591
 3/31/99                  $9,425                        $10,477
 6/30/99                 $11,424                        $12,882
 6/30/00                 $13,691                        $14,452
 6/30/01                 $15,762                        $11,518

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI WORLD INDEX WITH NET DIVIDENDS OVER TIME.

THIS INDEX IS AN UNMANAGED, BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

+     FACTSET RESEARCH SYSTEMS INC.


                                      (5)

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)

1.    CADBURY SCHWEPPES                                                     5.8%
      Manufactures candy and soft drinks, including such brands as 7 UP, Canada Dry, Cadbury, and York.

2.    RECKITT BENCKISER                                                     5.7%
      Manufactures household, pharmaceutical, and food products.

3.    ALLIED DOMECQ                                                         5.3%
      Distills spirits and wines, including Kahlua liqueur, and operates retail food chains including Dunkin' Donuts.

4.    NESTLE                                                                5.2%
      Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.

5.    FORTUNE BRANDS                                                        4.9%
      Manufactures consumer, office, and golf products under a variety of brand names, including Moen, ACCO and Titleist.

6.    NEW YORK TIMES                                                        4.6%
      Publishes newspapers and magazines and operates television and radio stations.

7.    BROWN-FORMAN                                                          4.6%
      Manufactures consumer goods and wine and spirits, including name brands Hartmann, Lenox, and Korbel.

8.    DIAGEO                                                                4.5%
      Produces and sells beer and spirits, including name brands Guiness and Smirnoff.

9.    BRITISH AMERICAN TOBACCO                                              4.5%
      Distributes cigarettes and other tobacco products worldwide.

10.   GROUPE DANONE                                                         4.3%
      Produces a variety of food and beverage products, including Evian and Dannon brands.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

    [The following was represented by a bar chart in the printed material.]

                        June 30, 2001           June 30, 2000
                        -------------           -------------
United Kingdom              35.2%                   39.5%
United States               26.6%                   24.8%
Switzerland                  9.1%                    9.6%
France                       6.6%                    6.3%
Spain                        4.0%                    3.3%

*     SUBJECT TO CHANGE DAILY.


                                      (6)

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE 12 MONTHS ENDED JUNE 30, 2001. PORTFOLIO MANAGER ANDREW BROWN, MORGAN STANLEY INVESTMENT MANAGEMENT INC., HAS MANAGED THE FUND SINCE ITS INCEPTION, AND HAS WORKED IN THE FINANCIAL INDUSTRY SINCE 1986. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The fund performed very well, returning 15.13 percent for the 12 months ended June 30, 2001. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO
0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISER.

      By comparison, the Morgan Stanley Capital International (MSCI) World Index (net dividends) returned -20.40 percent for the same period. THE MSCI WORLD INDEX (NET DIVIDENDS), THE FUND'S BENCHMARK, IS AN UNMANAGED, BROAD-BASED INDEX THAT REFLECTS THE GENERAL PERFORMANCE OF DEVELOPED COUNTRIES' STOCK MARKETS. THE INDEX IS A STATISTICAL COMPOSITE, AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q     WHY DID THE FUND SO DRAMATICALLY OUTPERFORM ITS BENCHMARK INDEX?

A Our investment philosophy is to seek resilient business franchises at what we believe to be attractive prices, not to track an index. By being particular about quality and price, we hope to reduce some of the business and valuation risks associated with stock investing. In our opinion, an index is inherently risky because it may be comprised of companies that are overvalued and/or of low quality. We select stocks by studying the underlying companies without regard to how they might feature in an index. The fund's portfolio does not resemble the benchmark, and therefore has not performed similarly.


                                      (7)

      For example, technology companies Cisco Systems and Intel account for large weightings in the MSCI World Index. Both stocks performed poorly during the period, dragging down the index's performance. Neither company meets our strict definition of a resilient business, and the fund did not own the stocks.

Q     HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS DURING THE PERIOD?

A The global economy slowed, dragging down stock markets worldwide. Rising unemployment, rising energy costs, and numerous earnings shortfalls dominated investor sentiment. A prolonged correction that began in the technology, media, and telecommunications (TMT) sectors spread into many other market segments. Catalyzed by increasingly negative economic outlooks in the United States, the market downturn occurred on a global scale. Central banks lowered interest rates to try to stimulate local economies, but investors remained skeptical that a turning point was in sight. The stock markets did not recover by the end of the reporting period.

      One of the few positive trends during the period was the resilient consumer. Despite the market's negative reaction to slowing economic growth and rising unemployment, the consumer remained relatively unaffected.

      Also, value stocks enjoyed renewed attention from investors. In times of uncertainty, investors have tended to seek the more conservative characteristics of some value stocks rather than more aggressive growth stocks.

Q     WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT?

A We are more concerned with individual companies than with markets or economies, and the kinds of businesses to which we are attracted are those that may tend to be relatively stable, even in difficult economic times. We do not vary the fund's strategy when market conditions shift.

      As we noted previously, the fund pursues a long-term investment focus and seeks companies with what we believe are resilient business franchises and growth potential. These companies often produce a product or service that is continuously purchased, consumed, or required--in other words, simple things that are part of everyday life like chocolate bars, newspapers, or television networks.

      We seek to buy these companies' stocks at what we believe are good prices, and then hold the stocks beyond the short term. Therefore, extensive research drives our stock selection and monitoring process. We do not seek to add value by frequent stock-trading, because trading can be costly from a tax standpoint.

Q     WERE THERE ANY STANDOUT THEMES DURING THE PERIOD?

A Consumer-staples stocks dominated the portfolio's strongest performers. Our investment process often leads us to consumer-staples companies because they tend to be involved in high repeat-purchase businesses and own strong brands--characteristics that we consider integral to an attractive investment.


                                      (8)

      During the period, these companies benefited from several positive trends. The more predictable earnings characteristics of consumer-staples companies provided some comfort to whipsawed investors. In addition, 12 to 18 months ago, the share prices of many consumer-staples companies were depressed after investors had abandoned them in favor of technology and telecommunications companies. The top contributors to the fund's performance included:

o     Philip Morris--the U.S.-based tobacco, food, and beer giant

o Fortune Brands--a U.S. consumer-goods conglomerate whose brands include Jim Beam and Titleist

o Ralston Purina--the leading U.S. dry dog and cat food marketer, which currently is subject to a takeover bid from Nestle

o Reckitt Benckiser--a U.K.-based maker of household cleaning products that owns brands such as Lysol, Easy-Off, and Woolite

o Brown-Forman--the U.S. producer of Jack Daniel's, Southern Comfort, and Fetzer wines

      KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q     WHAT STOCKS FELL SHORT OF EXPECTATIONS?

A Detractors to performance were primarily media stocks. During the late 1990s and early 2000, many European media companies were caught up in the TMT frenzy as Internet companies rushed to advertise. When the bubble burst and dot-com companies began going bankrupt, these media companies' growth rates slowed significantly. Now, in 2001, these companies appear to be shrinking from their highs in 2000, when in fact, we consider 2000 a spike. Media companies in the aggregate have historically produced modest growth, and we are confident in the long-term potential of some of these companies.

      The following stocks were the largest detractors from performance during the period:

o WPP Group--a U.K. advertising and marketing services company whose global advertising agency brands include Ogilvy & Mather, J. Walter Thompson, and Young & Rubicam

o SMG--a U.K. broadcasting and publishing company and the dominant commercial TV broadcaster in Scotland

o     Capital Radio--the leading U.K. commercial radio broadcaster

o     Rapala Normark--a Finnish manufacturer of fishing lures

o     Ulster Television--a U.K. broadcasting company

Q     WHAT IS YOUR OUTLOOK FOR THE UPCOMING MONTHS?

A We believe the full force of the global economic slowdown remains to be seen. Overcapacity and overinvestment may continue to plague the markets, and further layoffs may cool consumer spending. Although valuations have fallen significantly from their highs in the late 1990s and early 2000, the stocks that may be currently available at cheaper prices may not be stocks that would fit our investment criteria.


                                      (9)

      Nonetheless, we are not overly concerned about the dearth of choices. We do not rely on heavy trading to generate returns because we look for companies with the potential to compound in value over time. Our buy-and-hold approach affords us a time advantage in achieving potentially positive results. In addition, this approach promotes tax efficiency.

      We cannot predict when economic recovery will occur, but when world markets get a clear sense of a turning point, the stocks in which the fund invests may underperform the broad markets. Because we are long-term investors, we would rather preserve capital in a falling market than try to squeeze the last drop out of a rising market. Indeed, we are sanguine about the portfolio's performance potential over time. Economic distress will always be a part of market cycles, and we try to anticipate future downturns by seeking companies that we believe have the potential for financial strength.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (10)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.


                                      (11)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                MARKET
DESCRIPTION                                                      SHARES          VALUE
COMMON STOCKS  90.0%
CANADA  2.6%
Torstar Corp. 'B' .....................................           56,640      $    723,715
                                                                              ------------
FINLAND  4.0%
Kone Corp. Oy 'B' .....................................           15,823         1,071,593
Rapala Normark Corp. ..................................           13,700            53,349
                                                                              ------------
                                                                                 1,124,942
                                                                              ------------
FRANCE  6.6%
Groupe Danone .........................................            8,934         1,225,970
Pernod-Ricard .........................................            8,960           628,042
                                                                              ------------
                                                                                 1,854,012
                                                                              ------------
SPAIN  4.0%
Zardoya-Otis S.A ......................................          125,585         1,126,924
                                                                              ------------
SWEDEN  1.9%
Swedish Match AB ......................................          115,000           539,231
                                                                              ------------
SWITZERLAND  9.1%
Cie Financiere Richemont AG 'A' .......................              426         1,090,302
Nestle S.A. (Registered) (a) ..........................            6,890         1,464,408
                                                                              ------------
                                                                                 2,554,710
                                                                              ------------
UNITED KINGDOM  35.2%
Allied Domecq plc .....................................          239,200         1,493,147
British American Tobacco plc ..........................          167,900         1,276,842
Cadbury Schweppes plc .................................          242,600         1,638,220
Capital Radio plc .....................................           15,600           150,490
Diageo plc ............................................          116,382         1,278,419
Imperial Tobacco Group plc ............................          102,627         1,206,815
Reckitt Benckiser plc .................................          110,414         1,593,825
SMG plc ...............................................          196,108           501,262
Ulster Television plc .................................           59,486           211,947
WPP Group plc .........................................           59,000           581,625
                                                                              ------------
                                                                                 9,932,592
                                                                              ------------
UNITED STATES  26.6%
Brown-Forman Corp. 'B' ................................           20,095         1,284,874
Fortune Brands, Inc. ..................................           36,050         1,382,878
Kimberly-Clark Corp. ..................................           21,640         1,209,676
New York Times Co. 'A' ................................           30,645         1,287,090
Omnicon Group, Inc. ...................................            2,800           240,800


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
(JUNE 30, 2000)

                                                                                MARKET
DESCRIPTION                                                      SHARES          VALUE
Philip Morris Cos., Inc. ..............................           23,290      $  1,181,967
Ralston Purina Group ..................................           19,230           577,285
WD-40 Co. .............................................           15,560           349,166
                                                                              ------------
                                                                                 7,513,736
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  90.0%
    (Cost $23,333,253) ................................                         25,369,862
                                                                              ------------

                                                                PAR
                                                               VALUE
SHORT-TERM INVESTMENT  13.1%
REPURCHASE AGREEMENT  13.1%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $3,685,090,
collateralized by U.S. Treasury Inflation Notes 3.625%,
due 1/15/08, valued at $3,761,429
    (Cost $3,684,000) .................................      $ 3,684,000         3,684,000
                                                                              ------------
TOTAL INVESMENTS IN SECURITIES  103.1%
    (Cost $27,017,253) ................................                         29,053,862
                                                                              ------------
FOREIGN CURRENCY  0.0%
    (Cost $1,242) .....................................                              1,242
                                                                              ------------
TOTAL INVESTMENTS  103.1%
    (Cost $27,018,495) ................................                         29,055,104

LIABILITIES IN EXCESS OF OTHER ASSETS  -3.1% ..........                           (861,362)
                                                                              ------------
NET ASSETS  100% ......................................                       $ 28,193,742
                                                                              ============

(a)   NON-INCOME PRODUCING SECURITY

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                           MARKET        PERCENT OF
INDUSTRY                                                    VALUE        NET ASSETS
Consumer Staples ...................................   $16,598,722            58.9%
Consumer Discretionary .............................     6,223,458            22.1
Industrials ........................................     2,198,516             7.8
Materials ..........................................       349,166             1.2
                                                       -----------            ----
                                                       $25,369,862            90.0%
                                                       ===========            ====

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES


SEE NOTES TO FINANCIAL STATEMENTS     (13)

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $27,017,253) (including repurchase
  agreement of $3,684,000) .................................................      $ 29,053,862
Foreign Currency (Cost $1,242) .............................................             1,242
Cash .......................................................................           100,696
Receivable for:
  Fund Shares Sold .........................................................           305,032
  Dividends ................................................................            44,829
  Foreign Withholding Tax Reclaim ..........................................             3,322
  Interest .................................................................               727
Net Unrealized Gain on Foreign Currency Exchange Contracts .................            45,147
Other ......................................................................            19,510
                                                                                  ------------
  Total Assets .............................................................        29,574,367
                                                                                  ------------
LIABILITIES:
Payable for:
  Investments Purchased ....................................................         1,231,355
  Investment Advisory Fees .................................................            65,130
  Professional Fees ........................................................            24,114
  Directors' Fees and Expenses .............................................            22,411
  Distribution (12b-1) and Service Fees ....................................            16,464
  Shareholder Reporting Expenses ...........................................            12,164
  Administrative Fees ......................................................             6,050
  Transfer Agent Fees ......................................................             1,614
  Custody Fees .............................................................             1,323
                                                                                  ------------
    Total Liabilities ......................................................         1,380,625
                                                                                  ------------
NET ASSETS .................................................................      $ 28,193,742
                                                                                  ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ....      $      1,892
Paid in Capital in Excess of Par ...........................................        26,091,819
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations ............................................         2,080,942
Accumulated Net Investment Income ..........................................           116,478
Accumulated Distributions in Excess of Net Realized Gain ...................           (97,389)
                                                                                  ------------
Net Assets .................................................................      $ 28,193,742
                                                                                  ============


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2001

Class A Shares:
  Net Asset Value and Redemption Price Per Share (Based on Net Assets
  of $15,835,622 and 1,061,918 Shares Outstanding) ..................      $14.91
                                                                           ======
  Maximum Sales Charge ..............................................        5.75%
  Maximum Offering Price Per Share (Net Asset Value Per
  Share x 100/(100% - maximum sales charge)) ........................      $15.82
                                                                           ======
Class B Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets
  of $7,105,322 and 478,632 Shares Outstanding)* ....................      $14.84
                                                                           ======
Class C Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets
  of $5,252,798 and 351,100 Shares Outstanding)* ....................      $14.96
                                                                           ======

*     REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS     (15)

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................      $   362,631
Interest ..............................................................           53,410
Less Foreign Taxes Withheld ...........................................          (33,252)
                                                                             -----------
  Total Income ........................................................          382,789
                                                                             -----------
EXPENSES:
Investment Advisory Fees ..............................................          133,004
Shareholder Reports ...................................................           95,561
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $14,467, $43,469 and $30,393, respectively) ......................           88,329
Administrative Fees ...................................................           35,567
Filing and Registration Fees ..........................................           32,645
Professional Fees .....................................................           24,535
Custody Fees ..........................................................           15,032
Directors' Fees and Expenses ..........................................            9,279
Transfer Agent Fees ...................................................            7,718
Other .................................................................            5,019
                                                                             -----------
  Total Expenses ......................................................          446,689
  Less Expense Reductions .............................................         (151,002)
                                                                             -----------
  Net Expenses ........................................................          295,687
                                                                             -----------
NET INVESTMENT INCOME .................................................      $    87,102
                                                                             ===========
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................      $   (21,352)
Foreign Currency Transactions .........................................           89,287
                                                                             -----------
Net Realized Gain .....................................................           67,935
                                                                             -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................          431,340
  End of the Period:
    Investments .......................................................        2,036,609
    Foreign Currency Translations .....................................           44,333
                                                                             -----------
                                                                               2,080,942
                                                                             -----------
Net Unrealized Appreciation During the Period .........................        1,649,602
                                                                             -----------
NET REALIZED AND UNREALIZED GAIN ......................................      $ 1,717,537
                                                                             ===========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................      $ 1,804,639
                                                                             ===========


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                             YEAR ENDED        YEAR ENDED
                                                            JUNE 30, 2001     JUNE 30, 2000
                                                            -------------     -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income .................................      $     87,102       $     8,559
Net Realized Gain .....................................            67,935           533,198
Net Unrealized Appreciation During the Period .........         1,649,602           178,800
                                                             ------------       -----------
Net Increase in Net Assets Resulting from
  Operations ..........................................         1,804,639           720,557
                                                             ------------       -----------
DISTRIBUTIONS:
Net Investment Income:
Class A ...............................................           (63,311)          (33,675)
Class B ...............................................           (25,955)          (16,964)
Class C ...............................................           (17,308)          (23,967)
                                                             ------------       -----------
                                                                 (106,574)          (74,606)
                                                             ------------       -----------
Net Realized Gain:
Class A ...............................................          (175,982)          (18,765)
Class B ...............................................          (157,536)          (13,405)
Class C ...............................................          (105,948)          (18,999)
In Excess of Net Realized Gain:
Class A ...............................................           (38,999)               -0-
Class B ...............................................           (34,911)               -0-
Class C ...............................................           (23,479)               -0-
                                                             ------------       -----------
                                                                 (536,855)          (51,169)
                                                             ------------       -----------
Net Decrease in Net Assets Resulting from Distributions          (643,429)         (125,775)
                                                             ------------       -----------
CAPITAL SHARES TRANSACTIONS:
Subscribed ............................................        29,759,791         3,148,771
Distributions Reinvested ..............................           417,045            74,281
Redeemed ..............................................        (8,774,275)         (471,121)
                                                             ------------       -----------
Net Increase in Net Assets Resulting from Capital Share
  Transactions ........................................        21,402,561         2,751,931
                                                             ------------       -----------
Total Increase in Net Assets ..........................        22,563,771         3,346,713
NET ASSETS - Beginning of Period ......................         5,629,971         2,283,258
                                                             ------------       -----------
NET ASSETS - End of Period (Including accumulated
  net investment income of $116,478 and
  $45,693, respectively) ..............................      $ 28,193,742       $ 5,629,971
                                                             ============       ===========


SEE NOTES TO FINANCIAL STATEMENTS     (17)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                 YEAR ENDED JUNE 30,
                                             ----------------------------        SEPTEMBER 25, 1998*
CLASS A SHARES                                  2001#             2000#           TO JUNE 30, 1999#
                                             ----------        ----------        -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..      $    13.78        $    11.98             $    10.00
                                             ----------        ----------             ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............            0.15              0.08                   0.14
  Net Realized and Unrealized Gain ....            1.89              2.22                   1.97
                                             ----------        ----------             ----------
Total From Investment Operations ......            2.04              2.30                   2.11
                                             ----------        ----------             ----------
DISTRIBUTIONS
  Net Investment Income ...............           (0.21)            (0.32)                 (0.13)
  Net Realized Gain ...................           (0.57)            (0.18)                    -0-
  In Excess of Net Realized Gain ......           (0.13)               -0-                    -0-
                                             ----------        ----------             ----------
Total Distributions ...................           (0.91)            (0.50)                 (0.13)
                                             ----------        ----------             ----------
Net Asset Value, End of Period ........      $    14.91        $    13.78             $    11.98
                                             ==========        ==========             ==========
Total Return (1) ......................           15.13%            19.83%                 21.22%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....      $   15,836        $    1,902             $    1,189
Ratio of Expenses to Average Net Assets            1.80%             1.80%                  1.80%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................            1.04%             0.70%                  1.57%
Portfolio Turnover Rate ...............               8%               29%                     9%**
------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
     Net Investment Income ............      $     0.14        $     0.66             $     1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......            2.76%             7.17%                 13.55%
  Net Investment Income/Loss
     to Average Net Assets ............            0.09%            (4.67)%               (10.17)%
------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                YEAR ENDED JUNE 30,
                                             --------------------------       SEPTEMBER 25, 1998*
CLASS B SHARES                                  2001#            2000#         TO JUNE 30, 1999#
                                             ---------        ---------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..      $   13.73        $   11.92            $   10.00
                                             ---------        ---------            ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........           0.05            (0.01)                0.07
  Net Realized and Unrealized Gain ....           1.85             2.22                 1.96
                                             ---------        ---------            ---------
Total From Investment Operations ......           1.90             2.21                 2.03
                                             ---------        ---------            ---------
DISTRIBUTIONS
  Net Investment Income ...............          (0.09)           (0.22)               (0.11)
  Net Realized Gain ...................          (0.57)           (0.18)                  -0-
  In Excess of Net Realized Gain ......          (0.13)              -0-                  -0-
                                             ---------        ---------            ---------
Total Distributions ...................          (0.79)           (0.40)               (0.11)
                                             ---------        ---------            ---------
Net Asset Value, End of Period ........      $   14.84        $   13.73            $   11.92
                                             =========        =========            =========
Total Return (1) ......................          14.16%           19.09%               20.40%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....      $   7,105        $   1,950            $     614
Ratio of Expenses to Average Net Assets           2.55%            2.55%                2.55%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................           0.34%           (0.04)%               0.77%
Portfolio Turnover Rate ...............              8%              29%                   9%**
--------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
     Net Investment Income/Loss .......      $    0.18        $    0.69            $    1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......           3.82%            8.17%               14.45%
  Net Investment Income/Loss
     to Average Net Assets ............          (0.93)%          (5.93)%             (11.12)%
--------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS    (19)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                 YEAR ENDED JUNE 30,
                                             --------------------------    SEPTEMBER 25, 1998*
CLASS C SHARES                                 2001#            2000#       TO JUNE 30, 1999#
                                             ---------        ---------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..      $   13.83        $   12.02        $   10.00
                                             ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............           0.05               -0-+           0.06
  Net Realized and Unrealized Gain ....           1.87             2.21             2.07
                                             ---------        ---------        ---------
Total From Investment Operations ......           1.92             2.21             2.13
                                             ---------        ---------        ---------
DISTRIBUTIONS
  Net Investment Income ...............          (0.09)           (0.22)           (0.11)
  Net Realized Gain ...................          (0.57)           (0.18)              -0-
  In Excess of Net Realized Gain ......          (0.13)              -0-              -0-
                                             ---------        ---------        ---------
Total Distributions ...................          (0.79)           (0.40)           (0.11)
                                             ---------        ---------        ---------
Net Asset Value, End of Period ........      $   14.96        $   13.83        $   12.02
                                             =========        =========        =========
Total Return (1) ......................          14.19%           18.92%           21.40%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....      $   5,253        $   1,778        $     480
Ratio of Expenses to Average Net Assets           2.55%            2.55%            2.55%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................           0.34%           (0.02)%           0.69%
Portfolio Turnover Rate ...............              8%              29%               9%**
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
     Net Investment Income/Loss .......      $    0.18        $    0.57        $    1.16
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......           3.84%            7.15%           16.07%
  Net Investment Income/Loss
     to Average Net Assets ............          (0.95)%          (4.59)%         (12.83)%
----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Tax Managed Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced operations on September 25, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen


                                      (21)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $27,097,544, the aggregate gross unrealized appreciation is $2,302,247 and the aggregate gross unrealized depreciation is $345,929, resulting in net unrealized appreciation on long- and short-term investments of $1,956,318.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.


                                      (22)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanant difference related to non-deductible excise taxes paid totaling $970 has been reclassified from paid in captial in excess of par to accumulated net investment income. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $89,287 has been reclassified from accumulated distributions in excess of net realized gain to accumulated net investment income.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
First $500 million ....................................       1.00%
Next $500 million .....................................       0.95%
Over $1 billion .......................................       0.90%


                                      (23)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                           CLASS B
                       CLASS A                           AND CLASS C
                   MAX. OPERATING                      MAX. OPERATING
                    EXPENSE RATIO                       EXPENSE RATIO
                        1.80%                               2.55%

      For the period ended June 30, 2001, the Adviser voluntarily waived $151,002 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $17,900, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $7,718. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $19,510 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions


                                      (24)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $1,200 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares and any dividend reinvestment plan, Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ..............................................        5.00%         1.00%
Second .............................................        4.00%          None
Third ..............................................        3.00%          None
Fourth .............................................        2.50%          None
Fifth ..............................................        1.50%          None
Thereafter .........................................         None          None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $100,900 and CDSC on redeemed shares of Classes B and C of approximately $3,200. Sales charges do not represent expenses of the Fund.


                                      (25)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                   YEAR ENDED         YEAR ENDED
                                                  JUNE 30, 2001      JUNE 30, 2000
                                                  -------------      -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................         1,419,501             49,508
     Distributions Reinvested ...............            14,567              2,480
     Redeemed ...............................          (510,162)           (13,256)
                                                   ------------        -----------
   Net Increase in Class A Shares Outstanding           923,906             38,732
                                                   ============        ===========
   Dollars:
     Subscribed .............................      $ 20,578,535        $   634,093
     Distributions Reinvested ...............           207,001             29,563
     Redeemed ...............................        (7,421,543)          (165,730)
                                                   ------------        -----------
   Net Increase .............................      $ 13,363,993        $   497,926
                                                   ============        ===========
   Beginning Paid in Capital ................      $  1,535,322        $ 1,067,082
                                                   ============        ===========
   Ending Paid in Capital ...................      $ 14,895,692+       $ 1,535,322+
                                                   ============        ===========
CLASS B:
   Shares:
     Subscribed .............................           395,988            108,584
     Distributions Reinvested ...............             7,826              1,442
     Redeemed ...............................           (67,209)           (19,521)
                                                   ------------        -----------
   Net Increase in Class B Shares Outstanding           336,605             90,505
                                                   ============        ===========
   Dollars:
     Subscribed .............................      $  5,665,881        $ 1,382,290
     Distributions Reinvested ...............           111,138             17,184
     Redeemed ...............................          (964,915)          (241,657)
                                                   ------------        -----------
   Net Increase .............................      $  4,812,104        $ 1,157,817
                                                   ============        ===========
   Beginning Paid in Capital ................      $  1,686,169        $   543,685
                                                   ============        ===========
   Ending Paid in Capital ...................      $  6,493,103+       $ 1,686,169+
                                                   ============        ===========
CLASS C:
   Shares:
     Subscribed .............................           242,147             91,462
     Distributions Reinvested ...............             6,912              2,292
     Redeemed ...............................           (26,575)            (5,052)
                                                   ------------        -----------
   Net Increase in Class C Shares Outstanding           222,484             88,702
                                                   ============        ===========
   Dollars:
     Subscribed .............................      $  3,515,375        $ 1,132,388
     Distributions Reinvested ...............            98,906             27,534
     Redeemed ...............................          (387,817)           (63,734)
                                                   ------------        -----------
   Net Increase .............................      $  3,226,464        $ 1,096,188
                                                   ============        ===========
   Beginning Paid in Capital ................      $  1,484,054        $   399,839
                                                   ============        ===========
   Ending Paid in Capital ...................      $  4,705,886+       $ 1,484,054+
                                                   ============        ===========

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.


                                      (26)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $19,654,341 and sales of $1,028,181 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $42,300 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $1,600.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing


                                      (27)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

value of such contract is included as a component of realized gain/loss on foreign currency transactions.

      At June 30, 2001, the Fund had outstanding forward currency contracts as follows:

                                           CURRENT         UNREALIZED
           FORWARD CURRENCY CONTRACTS       VALUE         APPRECIATION
           LONG CONTRACTS:
           British Pounds, 3,050,004
             expiring 8/2/01             $4,292,799          $45,147
                                         ==========          =======


                                      (28)

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Tax Managed Global Franchise Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Tax Managed Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the period ended June 30, 1999 was audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Tax Managed Global Franchise Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (29)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
      Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o visit our Web site at www.vankampen.com -- to view a prospectus, select DOWNLOAD PROSPECTUS

                                    [ILLUSTRATION OF COMPUTER]

o call us at (800) 341-2911 Telecommunications Device for the Deaf (TDD) users, call (800) 421-2833.

                                    [ILLUSTRATION OF PHONE]

o     e-mail us by visiting www.vankampen.com and selecting CONTACT US

                                    [ILLUSTRATION OF ENVELOPES]

 *    Closed to new investors

**    Open to new investors for a limited time


                                      (30)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - CHAIRMAN
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to the distributions paid by the fund during its taxable year ended June 30, 2001. The Fund designated and paid $486,224 as a long-term capital gain distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year. For corporate shareholders 24% of the ordinary dividends qualify for the dividends received deduction. The Fund intends to pass through foreign tax credits of $33,252 and has derived gross income from sources within foreign countries amounting to $263,312.**
--------------------------------------------------------------------------------

 * "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

**    This information is unaudited.


                                      (31)

YOUR NOTES:

Van Kampen
Privacy Notice

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                               Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                               www.vankampen.com

                                   VAN KAMPEN
                                   INVESTMENTS

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright(C) 2001 Van Kampen Funds Inc. All rights reserved.
                    475, 575, 675     3646H01-AP-8/01
                    GLF ANR 8/01
f

                                 VAN KAMPEN
                                 VALUE FUND

                                 ANNUAL REPORT

                                 JUNE 30, 2001

                               [PHOTO OF BOY TOSSING BALL]

                                 Privacy Notice information on the back.

                                                             VAN KAMPEN
                                                             INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                            TOP FIVE SECTORS     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    22
              REPORT OF INDEPENDENT AUDITORS    29

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    30
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    31

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

--------------------------------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
--------------------------------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                      (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                      (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

    [The following was represented by a bar chart in the printed material.]

          Mar 99             3.5%
          Jun 99             2.5%
          Sep 99             5.7%
          Dec 99             8.3%
          Mar 00             4.8%
          Jun 00             5.2%
          Sep 00             2.2%
          Dec 00             1.0%
          Mar 01             1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

 [The following table was depicted as a mountain graph in the printed material.]

                                     Interest Rates   Inflation
                         Jun 99             5.0%        2.0%
                         Jul 99             5.0%        2.1%
                         Aug 99            5.25%        2.3%
                         Sep 99            5.25%        2.6%
                         Oct 99            5.25%        2.6%
                         Nov 99             5.5%        2.6%
                         Dec 99             5.5%        2.7%
                         Jan 00             5.5%        2.7%
                         Feb 00            5.75%        3.2%
                         Mar 00             6.0%        3.8%
                         Apr 00             6.0%        3.1%
                         May 00             6.5%        3.2%
                         Jun 00             6.5%        3.7%
                         Jul 00             6.5%        3.7%
                         Aug 00             6.5%        3.4%
                         Sep 00             6.5%        3.5%
                         Oct 00             6.5%        3.4%
                         Nov 00             6.5%        3.4%
                         Dec 00             6.5%        3.4%
                         Jan 01             5.5%        3.7%
                         Feb 01             5.5%        3.5%
                         Mar 01             5.0%        2.9%
                         Apr 01             4.5%        3.3%
                         May 01             4.0%        3.6%
                         Jun 01            3.75%        3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

Source: Bloomberg


                                      (3)

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                                 A Shares      B Shares    C Shares
-----------------------------------------------------------------------------------
One-year total return based on NAV(1)              33.06%       31.96%      32.11%
-----------------------------------------------------------------------------------
One-year total return(2)                           25.45%       26.96%      31.11%
-----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         4.29%        4.51%       5.07%
-----------------------------------------------------------------------------------
Commencement date                                  7/7/97       7/7/97      7/7/97
-----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                       (4)

GROWTH OF A $10,000 INVESTMENT
(JULY 7, 1997--JUNE 30, 2001)

[The following table was depicted as a mountain graph in the printed material.]


                                  STANDARD & POOR'S 500 INDEX measures
                                  the performance of 500 widely held
                 VALUE FUND       common stocks from 83 industrial groups.+
    7/97            $9,425                      $10,000
    9/97            $9,425                      $10,429
   12/97            $9,425                      $10,727
    3/98            $9,425                      $12,221
    6/98           $10,060                      $12,623
    6/99           $10,646                      $15,495
    6/00            $8,883                      $16,618
    6/01           $11,820                      $14,154

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE STANDARD & POOR'S 500 INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROADBASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

+     FACTSET RESEARCH SYSTEM INC.


                                      (5)

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)


1.    HEALTHSOUTH                                                           4.3%
      Provides rehabilitative health care and outpatient services in the
      United States, Australia, Puerto Rico and the United Kingdom.

2.    WASHINGTON MUTUAL                                                     2.9%
      Provides financial services in the western and southern United States.

3.    BANK OF AMERICA                                                       2.7%
      Provides financial services to customers and businesses throughout the
      United States.

4.    COMPUTER ASSOCIATES INTERNATIONAL                                     2.6%
      Provides business software and services to companies worldwide.

5.    WORLDCOM                                                              2.6%
      Provides international communications services and network services to corporations worldwide.

6.    PARKER-HANNIFIN                                                       2.3%
      Manufactures motion-control products and fluid power systems used in industrial and aerospace applications.

7.    HARTFORD FINANCIAL SERVICES                                           2.3%
      Provides financial and insurance services to consumers and companies worldwide.

8.    HEALTH NET                                                            2.1%
      Provides health care services to customers in the western and northeastern United States.

9.    ENGELHARD                                                             2.1%
      Manufactures engineered products and materials, such as emissions systems and chemical catalysts.

10.   LEXMARK INTERNATIONAL                                                 1.8%
      Manufactures laser and inkjet printers and associated supplies.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

    [The following was represented by a bar chart in the printed material.]

                                      June 30, 2001    June 30, 2000
Financial Services                          30.0%          18.2%
Heavy Industry/Transportation               14.9%          14.0%
Utilities                                   10.4%          12.7%
Energy                                       9.0%           8.5%
Basic Resources                              8.4%           6.8%


* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                      (6)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2001. THE TEAM IS CO-LED BY RICHARD BEHLER, STEVEN EPSTEIN, BRIAN KRAMP AND ERIC SCHARPF, OF MORGAN STANLEY INVESTMENTS LP. BEHLER HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1997, AND EPSTEIN, KRAMP AND SCHARPF JOINED THE TEAM IN JANUARY 2001. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q. WHAT MAJOR MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD AND HOW DID IT PERFORM IN THAT ENVIRONMENT?

A. As the U.S. economy weakened during the past 12 months, stock investors began paying closer attention to company valuations. This was a significant break from previous years, when most investors seemed to care more about a stock's potential than its price.

      Once it became clear that earnings for many companies would fall well short of expectations, investors began fleeing highly valued technology and telecommunications stocks. They looked instead to health care, financials, utilities and other defensive areas of the market that were offering steady earnings potential in a deteriorating economic environment. In this climate, most value funds outperformed their growth counterparts.

      The Van Kampen Value Fund was one such fund--it benefited greatly from the change in investor sentiment. For the 12 months ended June 30, 2001, the fund gained 33.06 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     The fund's results significantly outpaced those of the stock market, as measured by the Standard & Poor's 500 Index, which returned -14.82 percent. THE S&P 500 IS A BROAD-BASED INDEX OF 500 WIDELY HELD COMMON STOCKS OF COMPANIES CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY-GROUP REPRESENTATION. THIS INDEX IS A STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and


                                      (7)
footnotes on page 4 for additional fund performance results.

Q.    IN LIGHT OF THESE CONDITIONS, WHAT WAS YOUR STRATEGY FOR MANAGING THE
      FUND?

A. In all types of market environments, we stick to our value-based stock-selection strategy. Our goal is to buy cheaply priced stocks--stocks that we consider to be "on sale"--of quality companies and hold these stocks until their price-to-earnings (P/E) ratios rise sufficiently and cause us to sell. After selling a stock, we reinvest the assets in low-P/E stocks that meet our investment criteria.

To accomplish this goal, we adhere to a three-step initial screening strategy:

o First, we look for stocks with low P/E ratios, a measure of a stock's relative worth.

o Second, we screen for stocks that underperformed the market during the preceding 12 to 18 months by a significant amount.

o Finally, of the stocks that passed the previous two screens, we search for companies with flat or rising forecasted earnings for the next 12 months.

For each company that survives these steps, we use valuation measures and fundamental analysis to determine whether we wish to invest. We believe these factors help us distinguish which stocks are on sale and have the potential to appreciate and which stocks may be in trouble and have no hope for recovery.

Q. HOW WAS THE FUND STRUCTURED DURING THE REPORTING PERIOD, AND WHICH AREAS OF THE MARKET HELPED OVERALL PERFORMANCE?

A. We continued to follow our stock-selection discipline and identify appropriate investments across a range of industry sectors. In a market in which value was generally preferred to growth, we enjoyed success by investing in defensive stocks-those that investors believed were positioned to generate consistent earnings despite the slowing economy. Along those lines, the fund's health care investments were among its strongest performers during the reporting period. The top contributor to results was HEALTHSOUTH, a leading provider of rehabilitation services. Other health care stocks to boost fund performance during the year included Health Net, a large health care service provider, and Tenet Health Care, a Southern California hospital company. All of these companies benefited from an improved industry environment and the ability to charge generally higher prices.

      The fund also gained from investments in financial stocks, which have historically responded well to declining interest-rate environments. One stock that significantly helped performance was Washington Mutual, a West Coast savings-and-loan. The stock--a large holding for the fund throughout the reporting period--appreciated 95 percent during the 12 months ended June 30.


                                       (8)

      An increasing number of technology stocks also met our investment criteria during the reporting period. The recent stock market correction helped bring corporate valuations down to what we believe are more reasonable levels. In late 2000, for example, we initiated investments in Computer Associates International, a software maker; Lexmark, a leading printer manufacturer; and WorldCom Group, a voice- and data- communications company, because of their attractive valuations. These stocks rewarded the fund with strong performances during the reporting period.

      KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE PORTFOLIO IN THE FUTURE. For additional fund highlights, please refer to page 6.

      Not all of the fund's investments helped results, of course. Sprint, a provider of long-distance service, was a disappointment. The firm struggled in the highly competitive long-distance business. Electronics equipment maker Motorola also performed poorly for the fund. Its stock declined 45 percent during the period.

Q.    WHAT DO YOU SEE AHEAD FOR THE MARKETS AND THE FUND?

A. The fund has clearly benefited from the technology "bubble" bursting and from investors flocking to value stocks. Though the market's bias for value over growth will likely dissipate over time, our historical analysis shows low-P/E stocks have performed favorably over the long term. Past performance, of course, is no guarantee of future results.

      We are optimistic that our disciplined approach to stock selection may help us capitalize on potential investment opportunities as they arise. Meanwhile, we anticipate that investors will have a renewed interest in investing. Regardless of the market's ups and downs, we look forward to the opportunities the market may bring.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (9)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PRICE-TO-EARNINGS (P/E) RATIO: Shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.


                                      (10)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                           MARKET
DESCRIPTION                                                                SHARES           VALUE
COMMON STOCKS  98.8%
BASIC RESOURCES  8.4%
BASIC CHEMICALS  4.8%
Air Products & Chemicals, Inc. ................................             41,000      $   1,875,750
Dow Chemical Co. ..............................................             42,000          1,396,500
E.I du Pont de Nemours & Co. ..................................             28,900          1,394,136
IMC Global, Inc. ..............................................             87,900            896,580
PPG Industries, Inc. ..........................................             28,300          1,487,731
Praxair, Inc. .................................................             37,100          1,743,700
                                                                                        -------------
                                                                                            8,794,397
                                                                                        -------------
PAPER  0.6%
Georgia-Pacific Group .........................................             30,000          1,015,500
                                                                                        -------------
SPECIALTY CHEMICALS  3.0%
Engelhard Corp. ...............................................            146,100          3,767,919
Rohm & Haas Co. ...............................................             53,500          1,760,150
                                                                                        -------------
                                                                                            5,528,069
                                                                                        -------------
TOTAL BASIC RESOURCES .........................................                            15,337,966
                                                                                        -------------
BEVERAGES & PERSONAL PRODUCTS  1.7%
PERSONAL PRODUCTS  1.7%
Fortune Brands, Inc. ..........................................             82,800          3,176,208
                                                                                        -------------
CONSUMER DURABLES  3.4%
AUTOMOBILES  0.5%
Ford Motor Co. ................................................             29,721            729,651
General Motors Corp. ..........................................              4,080            262,548
                                                                                        -------------
                                                                                              992,199
                                                                                        -------------
AUTOMOTIVE RELATED  0.4%
Delphi Automotive Systems Corp. ...............................             47,100            750,303
                                                                                        -------------
BUILDING & HOUSING  0.5%
Masco Corp. ...................................................             34,500            861,120
                                                                                        -------------
FURNISHING & APPLIANCES  1.2%
Maytag Corp. ..................................................             15,200            444,752
Whirlpool Corp. ...............................................             27,600          1,725,000
                                                                                        -------------
                                                                                            2,169,752
                                                                                        -------------
RECREATION & TOYS  0.8%
Eastman Kodak Co. .............................................             30,900          1,442,412
                                                                                        -------------
TOTAL CONSUMER DURABLES .......................................                             6,215,786
                                                                                        -------------


SEE NOTES TO FINANCIAL STATEMENTS     (11)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                           MARKET
DESCRIPTION                                                                SHARES           VALUE
CONSUMER SERVICES  1.4%
PUBLISHING & BROADCASTING  1.4%
Comcast Corp. 'A' (a) .........................................             58,400      $   2,534,560
                                                                                        -------------
ENERGY  9.0%
COAL  0.6%
Massey Energy Co. .............................................             55,600          1,098,656
                                                                                        -------------
OIL--DOMESTIC & CRUDE  5.2%
Amerada Hess Corp. ............................................             17,000          1,373,600
Anadarko Petroleum Corp. ......................................             27,400          1,480,422
Apache Corp. ..................................................             30,500          1,547,875
Conoco, Inc. 'B' ..............................................             57,900          1,673,310
Kerr-McGee Corp. ..............................................             24,700          1,636,869
Occidental Petroleum Corp. ....................................             36,000            957,240
USX-Marathon Group ............................................             29,700            876,447
                                                                                        -------------
                                                                                            9,545,763
                                                                                        -------------
OIL--INTERNATIONAL  2.8%
Chevron Corp. .................................................             24,400          2,208,200
Exxon Mobil Corp. .............................................             16,700          1,458,745
Texaco, Inc. ..................................................             23,200          1,545,120
                                                                                        -------------
                                                                                            5,212,065
                                                                                        -------------
OIL--OFFSHORE DRILLING  0.4%
Santa Fe International Corp. ..................................             22,400            649,600
                                                                                        -------------
TOTAL ENERGY ..................................................                            16,506,084
                                                                                        -------------
FINANCIAL SERVICES  30.0%
BANKS  14.3%
Bank of America Corp. .........................................             81,600          4,898,448
City National Corp. ...........................................             45,800          2,028,482
First Union Corp. (N.C.) ......................................             90,000          3,144,600
FleetBoston Financial Corp. ...................................             71,297          2,812,666
J.P. Morgan Chase & Co. .......................................             66,860          2,981,956
KeyCorp .......................................................             37,500            976,875
PNC Financial Services Group ..................................             24,000          1,578,960
U.S. Bancorp ..................................................             63,200          1,440,328
Washington Mutual, Inc. .......................................            139,025          5,220,389
Wells Fargo Co. ...............................................             23,500          1,091,105
                                                                                        -------------
                                                                                           26,173,809
                                                                                        -------------
CREDIT & FINANCE  3.1%
Fannie Mae ....................................................             19,600          1,668,940
Freddie Mac ...................................................             26,900          1,883,000
Household International, Inc. .................................             29,800          1,987,660
                                                                                        -------------
                                                                                            5,539,600
                                                                                        -------------


                                      (12)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                           MARKET
DESCRIPTION                                                                SHARES           VALUE
INSURANCE  11.5%
ACE Ltd. ......................................................             51,500      $   2,013,135
Allmerica Financial Corp. .....................................             32,500          1,868,750
Allstate Corp. ................................................             48,700          2,142,313
American International Group, Inc. ............................             32,800          2,820,800
Erie Indemnity Co. 'A' ........................................             59,500          1,770,125
Hartford Financial Services Group .............................             60,240          4,120,416
John Hancock Financial Services, Inc. .........................             26,100          1,050,786
MGIC Investment Corp. .........................................             11,300            820,832
St. Paul Cos., Inc. ...........................................             49,600          2,514,224
UnumProvident Corp. ...........................................             59,900          1,923,988
                                                                                        -------------
                                                                                           21,045,369
                                                                                        -------------
INVESTMENT COMPANIES  1.1%
Lehman Brothers Holdings, Inc. ................................             26,500          2,060,375
                                                                                        -------------
TOTAL FINANCIAL SERVICES ......................................                            54,819,153
                                                                                        -------------
FOOD & TOBACCO  0.4%
TOBACCO  0.4%
Philip Morris Cos., Inc. ......................................             15,500            786,625
                                                                                        -------------
HEALTH CARE  7.2%
HEALTH SERVICES  7.0%
Cigna Corp. ...................................................             12,200          1,169,004
Health Net, Inc. (a) ..........................................            218,100          3,794,940
HEALTHSOUTH Corp. (a) .........................................            487,700          7,788,569
                                                                                        -------------
                                                                                           12,752,513
                                                                                        -------------
HOSPITAL SUPPLIES  0.2%
Bausch & Lomb, Inc. ...........................................             10,000            362,400
                                                                                        -------------
TOTAL HEALTH CARE .............................................                            13,114,913
                                                                                        -------------
HEAVY INDUSTRY/TRANSPORTATION  14.9%
AIR TRANSPORTATION  1.2%
AMR Corp. (a) .................................................             18,800            679,244
Delta Airlines, Inc. ..........................................             15,300            674,424
Northwest Airlines Corp. 'A' (a) ..............................             30,400            767,600
                                                                                        -------------
                                                                                            2,121,268
                                                                                        -------------
ELECTRICAL EQUIPMENT  0.2%
Honeywell International, Inc. .................................              8,800            307,912
                                                                                        -------------
MACHINERY  8.8%
Cooper Industries, Inc. .......................................             36,700          1,452,953
Cummins Engine Co., Inc. ......................................             52,000          2,012,400
Eaton Corp. ...................................................             44,400          3,112,440
Illinois Tool Works, Inc. .....................................             25,000          1,582,500
Ingersoll-Rand Co. ............................................             34,100          1,404,920


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                           MARKET
DESCRIPTION                                                                SHARES           VALUE
MACHINERY (CONTINUED)
Navistar International Corp. (a) ..............................             83,300      $   2,343,229
Parker-Hannifin Corp. .........................................             98,525          4,181,401
                                                                                        -------------
                                                                                           16,089,843
                                                                                        -------------
MISCELLANEOUS INDUSTRIALS  4.7%
Dover Corp. ...................................................             60,800          2,289,120
Textron, Inc. .................................................             12,500            688,000
Tyco International Ltd. .......................................             57,500          3,133,750
United Technologies Corp. .....................................             34,700          2,542,122
                                                                                        -------------
                                                                                            8,652,992
                                                                                        -------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION ...........................                            27,172,015
                                                                                        -------------
RETAIL  4.2%
APPAREL  1.9%
Liz Claiborne, Inc. ...........................................             37,200          1,876,740
VF Corp. ......................................................             43,400          1,578,892
                                                                                        -------------
                                                                                            3,455,632
                                                                                        -------------
FOOD & DRUG RETAILERS  0.4%
Albertson's, Inc. .............................................             24,700            740,753
                                                                                        -------------
RESTAURANTS  1.2%
Tricon Global Restaurants, Inc. (a) ...........................             48,500          2,129,150
                                                                                        -------------
SPECIALTY SHOPS  0.7%
Toys 'R' Us, Inc. (a) .........................................             53,100          1,314,225
                                                                                        -------------
TOTAL RETAIL ..................................................                             7,639,760
                                                                                        -------------
TECHNOLOGY  7.8%
COMPUTERS & OFFICE EQUIPMENT  2.3%
Lexmark International, Inc. (a) ...............................             49,700          3,342,325
Quantum Corp.-DLT & Storage Systems (a) .......................             91,400            922,226
                                                                                        -------------
                                                                                            4,264,551
                                                                                        -------------
ELECTRONICS  0.8%
Avnet, Inc. ...................................................             31,700            710,714
Axcelis Technologies, Inc. (a) ................................             52,348            774,750
                                                                                        -------------
                                                                                            1,485,464
                                                                                        -------------
SOFTWARE & Services  4.7%
Computer Associates International, Inc. .......................            132,400          4,766,400
Compuware Corp. (a) ...........................................            200,700          2,807,793
Sabre Holdings Corp. (a) ......................................             18,600            930,000
                                                                                        -------------
                                                                                            8,504,193
                                                                                        -------------
TOTAL TECHNOLOGY ..............................................                            14,254,208
                                                                                        -------------


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                           MARKET
DESCRIPTION                                                                SHARES           VALUE
UTILITIES  10.4%
ELECTRIC POWER  1.4%
Cinergy Corp. .................................................             35,200      $   1,230,240
Duke Energy Corp. .............................................             34,600          1,349,746
                                                                                        -------------
                                                                                            2,579,986
                                                                                        -------------
NATURAL GAS PIPELINES  0.7%
EL Paso Corp. .................................................             25,830          1,357,108
                                                                                        -------------
TELEPHONE SERVICES  8.3%
AT&T Corp. ....................................................             71,300          1,568,600
BellSouth Corp. ...............................................             24,700            994,669
SBC Communications, Inc. ......................................             73,900          2,960,434
Sprint Corp. ..................................................             99,000          2,114,640
Verizon Communications, Inc. ..................................             51,372          2,748,402
WorldCom, Inc-MCI Group (a) ...................................             12,784            205,823
WorldCom, Inc. (a) ............................................            319,600          4,538,320
                                                                                        -------------
                                                                                           15,130,888
                                                                                        -------------
TOTAL UTILITIES ..................................................................         19,067,982
                                                                                        -------------

TOTAL LONG-TERM INVESTMENTS  98.8%
    (Cost $158,152,446) ..........................................................        180,625,260
                                                                                        -------------

                                                                         PAR
                                                                        VALUE
SHORT-TERM INVESTMENT  2.6%
REPURCHASE AGREEMENT  2.6%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $4,733,400,
collateralized by U.S. Treasury Inflation Notes 3.625%,
due 1/15/08, valued $4,831,245
    (Cost $4,732,000) .........................................      $   4,732,000          4,732,000
                                                                                        -------------

TOTAL INVESTMENTS  101.4%
    (Cost $162,884,446) ..........................................................        185,357,260

LIABILITIES IN EXCESS OF OTHER ASSETS  -1.4% .....................................         (2,639,840)
                                                                                        -------------

NET ASSETS 100% ..................................................................      $ 182,717,420
                                                                                        =============

(a)   NON-INCOME PRODUCING SECURITY


SEE NOTES TO FINANCIAL STATEMENTS       (15)

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments at Value (Cost $162,884,446) ..............................      $ 185,357,260
Cash ..................................................................                361
Receivable for:
  Fund Shares Sold ....................................................            640,728
  Investments Sold ....................................................            303,754
  Dividends ...........................................................            203,872
  Interest ............................................................                933
Deferred Organizational Costs .........................................              1,284
Other .................................................................             34,723
                                                                             -------------
    Total Assets ......................................................        186,542,915
                                                                             -------------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................          2,942,295
  Fund Shares Redeemed ................................................            358,986
  Investment Advisory Fees ............................................            221,791
  Distribution (12b-1) and Service Fees ...............................            142,979
  Directors' Fees and Expenses ........................................             38,882
  Administrative Fees .................................................             38,805
  Shareholder Reporting Expenses ......................................             34,014
  Professional Fees ...................................................             30,781
  Transfer Agent Fees .................................................             13,440
  Custody Fees ........................................................              3,522
                                                                             -------------
    Total Liabilities .................................................          3,825,495
                                                                             -------------
NET ASSETS ............................................................      $ 182,717,420
                                                                             =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)      $      15,328
Paid in Capital in Excess of Par ......................................        174,217,473
Net Unrealized Appreciation on Investments ............................         22,472,814
Accumulated Distributions in Excess of Net Investment Income ..........            (39,420)
Accumulated Net Realized Loss .........................................        (13,948,775)
                                                                             -------------
NET ASSETS ............................................................      $ 182,717,420
                                                                             =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $66,392,042 and 5,508,643 Shares Outstanding) ..................      $       12.05
                                                                             =============
    Maximum Sales Charge ..............................................               5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ....................      $       12.79
                                                                             =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $94,596,577 and 7,984,691 Shares Outstanding)* .................      $       11.85
                                                                             =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $21,728,801 and 1,834,664 Shares Outstanding)* .................      $       11.84
                                                                             =============

*     REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................      $  2,737,454
Interest ..............................................................           202,310
                                                                             ------------
    Total Income ......................................................         2,939,764
                                                                             ------------

EXPENSES:
Investment Advisory Fees ..............................................         1,257,814
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $147,811, $801,027 and $180,995, respectively) ...................         1,129,833
Administrative Fees ...................................................           397,869
Transfer Agent Fees ...................................................            72,842
Shareholder Reports ...................................................            66,159
Professional Fees .....................................................            49,486
Filing and Registration Fees ..........................................            34,592
Custodian Fees ........................................................            12,815
Directors' Fees and Expenses ..........................................            10,952
Amortization of Organizational Costs ..................................             1,263
Other .................................................................             8,004
                                                                             ------------
    Total Expenses ....................................................         3,041,629

    Less Expense Reductions ...........................................           (20,701)
                                                                             ------------
    Net Expenses ......................................................         3,020,928
                                                                             ------------
NET INVESTMENT LOSS ...................................................      $    (81,164)
                                                                             ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................      $ 16,186,560
                                                                             ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................        (3,287,683)
  End of the Period:
    Investments .......................................................        22,472,814
                                                                             ------------
Net Unrealized Appreciation During the Period .........................        25,760,497
                                                                             ------------
NET REALIZED AND UNREALIZED GAIN ......................................      $ 41,947,057
                                                                             ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................      $ 41,865,893
                                                                             ============


SEE NOTES TO FINANCIAL STATEMENTS     (17)

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                                 YEAR ENDED          YEAR ENDED
                                                                JUNE 30, 2001       JUNE 30, 2000
                                                                -------------       -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss ...............................      $     (81,164)      $      24,278
Net Realized Gain/Loss ...................................         16,186,560         (20,783,017)
Net Unrealized Appreciation/Depreciation During the Period         25,760,497         (20,622,025)
                                                                -------------       -------------
Net Increase/Decrease in Net Assets Resulting
   from Operations .......................................         41,865,893         (41,380,764)
                                                                -------------       -------------
DISTRIBUTIONS:
Net Investment Income:
Class A ..................................................             (1,341)            (61,414)
In Excess of Net Investment Income:
Class A ..................................................            (39,420)                -0-
                                                                -------------       -------------
Net Decrease in Net Assets Resulting
   from Distributions ....................................            (40,761)            (61,414)
                                                                -------------       -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ...............................................         52,505,603          30,551,699
Distributions Reinvested .................................             37,990              57,035
Redeemed .................................................        (49,200,397)       (103,874,481)
                                                                -------------       -------------
Net Increase/Decrease in Net Assets Resulting from
   Capital Share Transactions ............................          3,343,196         (73,265,747)
                                                                -------------       -------------
Total Increase/Decrease in Net Assets ....................         45,168,328        (114,707,925)
NET ASSETS--Beginning of Period ..........................        137,549,092         252,257,017
                                                                -------------       -------------
NET ASSETS--End of Period (Including accumulated
   (distribution in excess of) net investment
   income of $(39,420) and $4,600, respectively) .........      $ 182,717,420       $ 137,549,092
                                                                =============       =============


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                             -----------------------------------------------  JULY 7, 1997* TO
CLASS A SHARES                                  2001#             2000#            1999#        JUNE 30, 1998#
                                             -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..      $      9.07       $     10.88       $     10.53       $     10.00
                                             -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............             0.05              0.05              0.07              0.11
  Net Realized and Unrealized Gain/Loss             2.94             (1.85)             0.51              0.56
                                             -----------       -----------       -----------       -----------
Total From Investment Operations ......             2.99             (1.80)             0.58              0.67
                                             -----------       -----------       -----------       -----------
DISTRIBUTIONS
  Net Investment Income ...............               -0-+           (0.01)            (0.06)            (0.08)
  In Excess of Net Investment Income ..            (0.01)               -0-               -0-+           (0.01)
  Net Realized Gain ...................               -0-               -0-               -0-            (0.05)
  In Excess of Net Realized Gain ......               -0-               -0-            (0.17)               -0-
                                             -----------       -----------       -----------       -----------
Total Distributions ...................            (0.01)            (0.01)            (0.23)            (0.14)
                                             -----------       -----------       -----------       -----------
NET ASSET VALUE, END OF PERIOD ........      $     12.05       $      9.07       $     10.88       $     10.53
                                             ===========       ===========       ===========       ===========
Total Return (1) ......................            33.06%          -16.56%              5.83%             6.74%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....      $    66,392       $    52,611       $    95,208       $   137,447
Ratio of Expenses to Average Net Assets             1.45%             1.45%             1.45%             1.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ...............             0.42%             0.49%             0.74%             1.02%
Portfolio Turnover Rate ...............              100%              104%               64%               38%**
--------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income .................      $        -0-+     $      0.01       $        -0-+     $      0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......             1.47%             1.53%             1.48%             1.60%
   Net Investment Income to
     Average Net Assets ...............             0.40%             0.41%             0.73%             0.88%
--------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS    (19)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               YEAR ENDED JUNE 30,
                                           ----------------------------------------------------------     JULY 7, 1997* TO
CLASS B SHARES                                   2001#                2000#               1999#             JUNE 30, 1998#
                                           -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..    $           8.98      $          10.84    $          10.51     $          10.00
                                           ----------------      ----------------    ----------------     ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........               (0.03)                (0.03)                 -0-+               0.03
  Net Realized and Unrealized Gain/Loss                2.90                 (1.83)               0.51                 0.56
                                           ----------------      ----------------    ----------------     ----------------
Total From Investment Operations ......                2.87                 (1.86)               0.51                 0.59
                                           ----------------      ----------------    ----------------     ----------------
DISTRIBUTIONS
  Net Investment Income ...............                  -0-                   -0-              (0.01)               (0.03)
  In Excess of Net Investment Income ..                  -0-                   -0-                 -0-                  -0-+
  Net Realized Gain ...................                  -0-                   -0-                 -0-               (0.05)
  In Excess of Net Realized Gain ......                  -0-                   -0-              (0.17)                  -0-
                                           ----------------      ----------------    ----------------     ----------------
Total Distributions ...................                  -0-                   -0-              (0.18)               (0.08)
                                           ----------------      ----------------    ----------------     ----------------
NET ASSET VALUE, END OF PERIOD ........    $          11.85      $           8.98    $          10.84     $          10.51
                                           ================      ================    ================     ================
Total Return (1) ......................               31.96%               -17.16%               5.02%                6.01%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....    $         94,596      $         70,353     $       127,978     $        142,741
Ratio of Expenses to Average Net Assets                2.20%                 2.20%               2.20%                2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................               (0.33)%               (0.26)%             (0.03)%               0.28%
Portfolio Turnover Rate ...............                 100%                  104%                 64%                  38%**
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss ............    $             -0-+    $           0.01     $            -0-+   $           0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......                2.22%                 2.28%               2.23%                2.35%
   Net Investment Income/Loss to
     Average Net Assets ...............               (0.35)%               (0.34)%             (0.05)%               0.14%
--------------------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                             ----------------------------------------------  JULY 7, 1997* TO
CLASS C SHARES                                  2001#             2000#            1999#       JUNE 30, 1998#
                                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..      $     8.97        $    10.83        $    10.50        $    10.00
                                             ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........           (0.04)            (0.03)               -0-+            0.03
  Net Realized and Unrealized Gain/Loss            2.91             (1.83)             0.51              0.55
                                             ----------        ----------        ----------        ----------
Total From Investment Operations ......            2.87             (1.86)             0.51              0.58
                                             ----------        ----------        ----------        ----------
DISTRIBUTIONS
  Net Investment Income ...............              -0-               -0-            (0.01)            (0.03)
  In Excess of Net Investment Income ..              -0-               -0-               -0-               -0-+
  Net Realized Gain ...................              -0-               -0-               -0-            (0.05)
  In Excess of Net Realized Gain ......              -0-               -0-            (0.17)               -0-
                                             ----------        ----------        ----------        ----------
Total Distributions ...................              -0-               -0-            (0.18)            (0.08)
                                             ----------        ----------        ----------        ----------
NET ASSET VALUE, END OF PERIOD ........      $    11.84        $     8.97        $    10.83        $    10.50
                                             ==========        ==========        ==========        ==========
Total Return (1) ......................           32.11%           -17.17%             5.13%             5.83%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....      $   21,729        $   14,585        $   29,071        $   35,564
Ratio of Expenses to Average Net Assets            2.20%             2.20%             2.20%             2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................           (0.33)%           (0.29)%           (0.02)%            0.29%
Portfolio Turnover Rate ...............             100%              104%               64%               38%**
-------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss ............      $       -0-+      $     0.01        $       -0-+      $     0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......            2.22%             2.28%             2.23%             2.35%
   Net Investment Income/Loss to
     Average Net Assets ...............           (0.35)%           (0.37)%           (0.03)%            0.15%
-------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     (21)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase


                                      (22)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending July 6, 2002, beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $13,570,236, which will expire between June 30, 2007, and June 30, 2009. Net realized gains or losses may differ for financial and tax purposes as a result of losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $163,262,985, the aggregate gross unrealized appreciation is $29,592,886 and the aggregate gross unrealized depreciation is $7,498,611, resulting in net unrealized appreciation on long- and short-term investments of $22,094,275.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital


                                      (23)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $76,569 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net investment income. A permanent difference related to expenses which are not deductible for tax purposes totaling $1,263 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net investment income. A permanent difference related to a return of capital totaling $73 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investments LP (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
First $500 million ...................................        0.80%
Next $500 million ....................................        0.75%
Over $1 billion ......................................        0.70%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                            CLASS A            AND CLASS C
                        MAX. OPERATING       MAX. OPERATING
                         EXPENSE RATIO        EXPENSE RATIO
                             1.45%                2.20%

      For the period ended June 30, 2001, the Adviser voluntarily waived $20,701 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.


                                      (24)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $22,200, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company ), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $72,842. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $31,233 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $800 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.


                                      (25)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                     CONTINGENT DEFERRED SALES
                                                    CHARGE ON ASSETS SUBJECT TO
                                                           SALES CHARGE
                                                    ---------------------------
YEAR OF REDEMPTION                                     CLASS B       CLASS C
First ..........................................          5.00%        1.00%
Second .........................................          4.00%        None
Third ..........................................          3.00%        None
Fourth .........................................          2.50%        None
Fifth ..........................................          1.50%        None
Thereafter .....................................          None         None

For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $172,400 and CDSC on redeemed shares of Classes B and C of approximately $95,400. Sales charges do not represent expenses of the Fund.


                                      (26)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                            YEAR ENDED          YEAR ENDED
                                                           JUNE 30, 2001       JUNE 30, 2000
                                                           -------------       -------------
Capital Share Transactions
Class A:
   Shares:
     Subscribed ......................................         1,910,488           1,644,231
     Distributions Reinvested ........................             3,498               6,323
     Redeemed ........................................        (2,204,430)         (4,598,654)
                                                            ------------        ------------
   Net Decrease in Class A Shares Outstanding ........          (290,444)         (2,948,100)
                                                            ============        ============
   Dollars:
     Subscribed ......................................      $ 21,415,152        $ 15,329,439
     Distributions Reinvested ........................            37,990              57,035
     Redeemed ........................................       (23,900,497)        (42,747,253)
                                                            ------------        ------------
   Net Decrease ......................................      $ (2,447,355)       $(27,360,779)
                                                            ============        ============
   Ending Paid in Capital ............................      $ 62,431,477+       $ 64,879,338+
                                                            ============        ============
Class B:
   Shares:
     Subscribed ......................................         2,120,044           1,248,877
     Redeemed ........................................        (1,971,461)         (5,220,030)
                                                            ------------        ------------
   Net Increase/Decrease in Class B Shares Outstanding           148,583          (3,971,153)
                                                            ============        ============
   Dollars:
     Subscribed ......................................      $ 23,898,727        $ 11,612,302
     Redeemed ........................................       (20,635,642)        (47,873,105)
                                                            ------------        ------------
   Net Increase/Decrease .............................      $  3,263,085        $(36,260,803)
                                                            ============        ============
   Ending Paid in Capital ............................      $ 90,644,661+       $ 87,382,253+
                                                            ============        ============
Class C:
   Shares:
     Subscribed ......................................           651,497             382,726
     Redeemed ........................................          (441,954)         (1,441,518)
                                                            ------------        ------------
   Net Increase/Decrease in Class C Shares Outstanding           209,543          (1,058,792)
                                                            ============        ============
   Dollars:
     Subscribed ......................................      $  7,191,724        $  3,609,958
     Redeemed ........................................        (4,664,258)        (13,254,123)
                                                            ------------        ------------
   Net Increase/Decrease .............................      $  2,527,466        $ (9,644,165)
                                                            ============        ============
   Ending Paid in Capital ............................      $ 21,234,568+       $ 18,707,242+
                                                            ============        ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1F.


                                      (27)

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $156,592,210 and sales of $155,099,860 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $623,000 and payments made to Morgan Stanley Dean Witter and Co., an affiliate of the Adviser, of approximately $64,400.


                                      (28)

REPORT OF
INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF VAN KAMPEN VALUE FUND

      We have audited the accompanying statement of assets and liabilities of Van Kampen Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (29)

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION

   Reserve
   Tax Free Money

SENIOR LOAN

   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o     visit our Web site at www.vankampen.com -- to view a prospectus, select
      DOWNLOAD PROSPECTUS                          [ILLUSTRATION OF COMPUTER]

o     call (800) 341-2911 Telecommunications Device for the Deaf (TDD) users,
      call (800) 421-2833.                         [ILLUSTRATION OF PHONE]

o     e-mail us by visiting www.vankampen.com and selecting CONTACT US
                                                   [ILLUSTRATION OF ENVELOPES]

 *    Closed to new investors
**    Open to new investors for a limited time


                                      (30)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES VAN KAMPEN VALUE FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - CHAIRMAN
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken,
Pennsylvania 19428

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
The following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2001. For corporate shareholders 99.8% of the ordinary dividends qualify for the dividends received deduction.**
--------------------------------------------------------------------------------

 * "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
**    This information is unaudited.


                                      (31)

YOUR NOTES:

Van Kampen
Privacy Notice

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                               Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                               www.vankampen.com

                                   VAN KAMPEN
                                   INVESTMENTS

                          GENERATIONS OF EXPERIENCE(SM)

                   Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.
                   467, 567, 667                                 3655H01-AP-8/01
                   MSVL ANR 8/01

                                        VAN KAMPEN
                                        WORLDWIDE HIGH
                                        INCOME FUND

                                        ANNUAL REPORT

                                        JUNE 30, 2001

                               [PHOTO OF BOY TOSSING BALL]

                                        Privacy Notice information on the back.

                                                           VAN KAMPEN
                                                          INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                         TABLE OF CONTENTS

                                  OVERVIEW

                    LETTER TO SHAREHOLDERS     1
                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY

                         RETURN HIGHLIGHTS     4
            GROWTH OF A $10,000 INVESTMENT     6

                     PORTFOLIO AT A GLANCE

                          TOP TEN HOLDINGS     7
                        TOP FIVE COUNTRIES     7
          Q&A WITH YOUR PORTFOLIO MANAGERS     8
                         GLOSSARY OF TERMS    12

                            BY THE NUMBERS

                   YOUR FUND'S INVESTMENTS    13
                      FINANCIAL STATEMENTS    23
             NOTES TO FINANCIAL STATEMENTS    30
            REPORT OF INDEPENDENT AUDITORS    40
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    41

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

   LONG-TERM INVESTMENT STRATEGIES CAN HELP YOU COPE WITH UNCERTAIN MARKETS.

              ----------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              ----------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.


                                       (1)

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.


                                       (2)

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 1999--MARCH 31, 2001)

   [The following table was depicted as a bar graph in the printed material.]

               Mar 99                3.5%
               Jun 99                2.5%
               Sep 99                5.7%
               Dec 99                8.3%
               Mar 00                4.8%
               Jun 00                5.2%
               Sep 00                2.2%
               Dec 01                1.0%
               Mar 01                1.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1999--JUNE 30, 2001)

   [The following table was depicted as a line graph in the printed material.]

                  Interest
                    Rates          Inflation
Jun 99               5.0%               2.0%
Jul 99               5.0%               2.1%
Aug 99              5.25%               2.3%
Sep 99              5.25%               2.6%
Oct 99              5.25%               2.6%
Nov 99               5.5%               2.6%
Dec 99               5.5%               2.7%
Jan 00               5.5%               2.7%
Feb 00              5.75%               3.2%
Mar 00               6.0%               3.8%
Apr 00               6.0%               3.1%
May 00               6.5%               3.2%
Jun 00               6.5%               3.7%
Jul 00               6.5%               3.7%
Aug 00               6.5%               3.4%
Sep 00               6.5%               3.5%
Oct 00               6.5%               3.4%
Nov 00               6.5%               3.4%
Dec 00               6.5%               3.4%
Jan 01               5.5%               3.7%
Feb 01               5.5%               3.5%
Mar 01               5.0%               2.9%
Apr 01               4.5%               3.3%
May 01               4.0%               3.6%
Jun 01              3.75%               3.2%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG


                                       (3)

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2001)

                                               A SHARES     B SHARES    C SHARES
--------------------------------------------------------------------------------
One-year total return based on NAV(1)            -8.23%       -8.99%      -8.88%
--------------------------------------------------------------------------------
One-year total return(2)                        -12.63%      -12.26%      -9.70%
--------------------------------------------------------------------------------
Five-year average annual total return(2)          3.10%        3.13%       3.30%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)       6.10%        5.55%       6.01%
--------------------------------------------------------------------------------
Commencement date                               4/21/94       8/1/95     4/21/94
--------------------------------------------------------------------------------
Distribution rate(3)                              8.10%        7.53%       7.53%
--------------------------------------------------------------------------------
SEC Yield(4)                                     11.06%       10.36%      10.37%
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.


                                       (4)

(4) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDING JUNE 30, 2001.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.


                                       (5)

GROWTH OF A $10,000 INVESTMENT
(APRIL 21, 1994 - JUNE 30, 2001)

   [The following table was depicted as a line graph in the printed material.]

                                               WORLDWIDE HIGH
                            WORLDWIDE HIGH     INCOME BLENDED
                             INCOME FUND           INDEX
4/94                           $9,525             $10,000
6/94                           $9,796             $9,741
6/95                           $10,469            $10,738
6/96                           $12,522            $12,802
6/97                           $16,304            $16,431
6/98                           $16,859            $18,606
6/99                           $14,980            $18,563
6/00                           $16,685            $20,148
6/01                           $15,313            $21,415

WORLDWIDE HIGH INCOME BLENDED INDEX reflects the performance of securities by combining various company indexes.+

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE WORLDWIDE HIGH INCOME BLENDED INDEX II OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+     FACTSET RESEARCH SYSTEMS INC.


                                      (6)

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2001)
Republic of Argentina 6.00%, 3/31/23 .....................................  3.2%
--------------------------------------------------------------------------------
Russian Federation 5.00%, 3/31/30 ........................................  3.1%
--------------------------------------------------------------------------------
Federated Republic of Brazil 8.00%, 4/15/14 ..............................  3.1%
--------------------------------------------------------------------------------
United Mexican States 8.375%, 1/14/11 ....................................  2.6%
--------------------------------------------------------------------------------
Kingdom of Morocco 5.09%, 1/1/09 .........................................  2.3%
--------------------------------------------------------------------------------
Russian Federation 12.75%, 6/24/28 .......................................  2.2%
--------------------------------------------------------------------------------
Federated Republic of Brazil 5.50%, 4/15/12 ..............................  2.2%
--------------------------------------------------------------------------------
United Mexican States 8.125%, 12/30/19 ...................................  1.8%
--------------------------------------------------------------------------------
United Mexican States 9.875%, 2/1/10 .....................................  1.8%
--------------------------------------------------------------------------------
Nextel Communications, Inc. 0.00%, 9/15/07 ...............................  1.7%
--------------------------------------------------------------------------------

+ SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

   [The following table was depicted as a bar graph in the printed material.]

                                                  June 30, 2001    June 30, 2000
United States                                         41.7%            39.5%
Brazil                                                 8.8%            10.9%
Mexico                                                 8.4%             7.8%
Russia                                                 6.5%             5.7%
Argentina                                              3.6%             7.7%

*     SUBJECT TO CHANGE DAILY.


                                      (7)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN WORLDWIDE HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST TWELVE MONTHS. THE FUND IS MANAGED BY ABIGAIL MCKENNA, GORDON W. LOERY, STEPHEN F. ESSER, AND DEANNA LOUGHNANE, ALL OF MORGAN STANLEY INVESTMENT MANAGEMENT INC. THE FOLLOWING DISCUSSION REFLECTS THE TEAM'S VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2001.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A This fund invests in both domestic high-yield securities and foreign emerging-market securities. The fund's management team decides whether to overweight one market or the other and determines the allocation of fund assets between these two very different markets.

      Over most of the reporting period, the fund has been more heavily weighted toward the high-yield market, which has struggled of late. This market had underperformed in 1999 and 2000, so we had expected it to rebound, especially since the emerging-markets arena had been performing well and appeared to be somewhat overpriced in comparison to the domestic high-yield market.

      Unfortunately, the slowing U.S. economy increased investor concern about the creditworthiness of many high-yield bond issuers. With the default rate in this sector rising into the 7 to 8 percent range, which is as high as it has been since 1991, some investors worried that weakness in the economy would hinder corporate earnings, making it more difficult for many of these companies to meet their debt obligations. In reality, many of the defaulting companies were those that issued debt in 1997 and 1998, when the economy was strong and the market was more tolerant of heavily leveraged companies increasing their debt burden. As the economy slowed, many of these companies found it more difficult to keep up with their debt payments.

      Challenging market conditions also led to less liquidity in the market, as dealers decided to reduce their capital commitment to the high-yield sector. This situation was exacerbated by the poor performance of the stock market, which made it more difficult for high-yield companies to raise capital. Many of the high-yield issuers are start-up ventures or newer companies that are in the early stages of their business cycle, so they need both the equity market and the bond market to adequately finance their growth. This was especially true in the hard-hit telecommunications sector, which makes up over 15 percent of the high-yield market.

      It was a brighter picture in the emerging-markets sector, as economic


                                      (8)
activity in a number of the emerging-market countries achieved a respectable growth rate. Many of these countries have commodities-based economies, which benefited from firmer prices in key commodities, especially oil. Rising oil prices helped the economies of producer countries, such as Russia, Mexico, and Venezuela, but hurt importers, such as the Asian countries.

      Overall, there were more credit rating upgrades than downgrades in the emerging markets. Both Brazil and Mexico, for example, were upgraded, while Argentina was downgraded (together, these three countries account for roughly half of all emerging-market debt). Mexico's upgrade is particularly notable, because it raises its debt to investment-grade status, broadening the base of investors who might consider these bonds as potential investments.

      Clearly, emerging markets have benefited from the growing trend toward more informed fiscal and monetary decisions, more open markets, and more stable, democratic influences in government. As the emerging markets continue to mature, we have freer flow of information from companies and countries, which may help the market function more efficiently. A market with fewer surprises is typically less volatile, which may make this type of security more attractive to global investors.

      For the reporting period, the fund achieved a total return of -8.23 percent. (CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF
4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER.) THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      BY COMPARISON, THE WORLDWIDE HIGH INCOME BLENDED INDEX II GENERATED A TOTAL RETURN OF 6.29 PERCENT FOR THE SAME PERIOD. THIS BENCHMARK IS COMPRISED OF 50 PERCENT CS FIRST BOSTON GLOBAL HIGH YIELD INDEX AND 50 PERCENT J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL. ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q     WHAT SPECIFIC STRATEGIES DID YOU EMPLOY IN MANAGING THE FUND?

A As we mentioned earlier, the fund was skewed toward the domestic high-yield market, which did not perform up to our expectations. The portfolio was heavily weighted in telecommunications issues, which worked well in 1999 but were detrimental to the fund's performance over the past 12 months. Intense competition in both the U.S. and Europe forced telecommunications companies to spend heavily on expanding their networks and upgrading their capabilities, dragging down earnings in an already slowing economy. Their troubles were compounded by the lack of liquidity in the marketplace, making it more difficult


                                      (9)
to obtain the financing they needed to compete effectively.

      The portfolio's holdings in data/Internet companies, such as those that provide web hosting and related services, was another area of concern. This market segment suffered amid the fallout caused by the waning fortunes of "dot-com" companies engaged in a range of business endeavors. Lower business spending and the slowing economy triggered a sharp and sustained sell-off among investors.

      The fund had success with its holdings in the gaming sector and the health care sector, although these gains were overshadowed by the weak performance of telecommunications and data/Internet issues. Over the last quarter or two, we have weeded out some of the portfolio's weakest performers and have taken new positions in what we believe are more promising issues. In the telecommunications sector, for example, we have focused our efforts on finding companies with a strong corporate parent and/or firmly established funding sources that may allow them to build and maintain a competitive infrastructure.

      Within the emerging-markets portion of the fund, we adopted a more defensive approach late in September of 2000. Since the emerging-markets sector had been doing so well, we anticipate a pull back approaching, as it is starting to get ahead of itself. This was a key factor in our decision to invest the portfolio's assets with a bias toward the domestic high-yield market. As of June 30, 2001, the portfolio had 81.75 percent of its long-term investments in high-yield securities and 45.71 percent in emerging markets.

      Also, we were concerned that the situations in Argentina (economic recession) and Turkey (political uncertainty) might have a broad-based negative impact on the market as a whole. Subsequently, we decreased our position in these two countries, missing out on some of the rally that took place in January 2001, but avoiding the most recent sell-off in these markets. Overall, we believe these actions were a positive move.

      The fund also took advantage of the strong performance of both Russia and Mexico. Our position in these regions was bolstered by the improved political stability in Russia and by Mexico's upgraded credit quality. Also, both countries were the beneficiaries of higher prices for oil.

      We did encounter some difficulties with our holdings in Peru, which suffers from political instability and poor economic conditions, and our holdings in Colombia, where economic development continues to lag behind. We have re-evaluated our positions in these markets.

Q     WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A We will maintain a chiefly defensive portfolio for the time being, as we expect the emerging-markets sector to pull back in the short term, especially relative to the high-yield portion of the portfolio. We have seen strong performance in emerging markets over the past year or so, but it is our belief that the markets will retrace some of their recent gains.

      Argentina will continue to be a sore spot, as the current economic recession in this country shows no signs of abating.


                                      (10)

Its recent debt restructuring may provide some relief by lowering debt payments in the short run, but once this new program runs its course, we believe even higher debt payments are on the horizon. Likewise, Turkey is in the midst of a leadership struggle and ongoing economic woes, so we will monitor the situation and limit our holdings in these markets.

      We expect to remain invested in Mexico and Russia, as well as in potentially stable European markets such as Morocco and Bulgaria, which we feel are less likely to be affected by the economic woes and political turmoil in the South American countries.

      As for prospects in the domestic high-yield arena, we are optimistic that the weak performance of the past 12 to 18 months has laid a base from which to mount a sustained improvement over the long term. The U.S. economy is likely to remain stagnant for the next quarter or two, but we are confident that economic activity may pick up and support some of the beleaguered high-yield sectors that we have been following so closely.

As always, our credit research teams are diligently working to identify strong long-term market opportunities that support the investment objectives of our shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.


                                      (11)

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

DEFENSIVE INVESTMENT STRATEGY:
A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

LEVERAGE: An investment strategy that involves using borrowed money to finance an investment. Leveraging involves certain risks, including the potential for increased volatility.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.


                                      (12)

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
CORPORATE BONDS & NOTES 52.7%
ARGENTINA 0.2%
CTI Holdings 0.00%, 4/15/08 ...........................   $   710,000   $    276,900
                                                                        ------------

AUSTRALIA 0.7%
Glencore Nickel Property Ltd. 9.00%, 12/1/14 ..........       220,000        169,400
Murrin Murrin Holdings 9.375%, 8/31/07 ................       745,000        625,800
                                                                        ------------
                                                                             795,200
                                                                        ------------
BERMUDA 0.6%
Global Crossing Holdings Ltd. 8.70%, 8/1/07 (b) .......       900,000        684,000
RSL Communications Ltd. 12.25%, 11/15/06 (d,f) ........ EUR 1,610,569         27,268
                                                                        ------------
                                                                             711,268
                                                                        ------------
CANADA 1.9%
Air Canada 10.25%, 3/15/11 (b) ........................   $   635,000        595,313
GT Group Telecom, Inc. 0.00%, 2/1/10 (d) ..............     1,300,000        409,500
Husky Oil Ltd. 8.90%, 8/15/28 (d) .....................       850,000        865,470
Quebecor Media 11.125%, 7/15/11 (b) ...................       330,000        325,875
                                                                        ------------
                                                                           2,196,158
                                                                        ------------
DENMARK 0.7%
Callahan Nordrhein Corp.14.00%, 7/15/10 (b) ...........       950,000        779,000
                                                                        ------------
GERMANY 0.2%
Messer Griesheim Holding AG 10.375%, 6/1/11 (b) ....... EUR   245,000        214,663
                                                                        ------------
INDONESIA 0.3%
Idah Kiat International, Series B, 11.875%, 6/15/02 (f)   $   300,000         81,000
Pindo Deli Finance Mauritius 10.75%, 10/1/07 (b,f) ....     1,200,000        168,000
Tjiwi Kimia Finance Mauritius 10.00%, 8/1/04 (f) ......        50,000          7,500
Tjiwi Kimia International BV 13.25%, 8/1/01(f) ........     1,000,000        151,500
                                                                        ------------
                                                                             408,000
                                                                        ------------
KOREA 1.7%
Hyundai Semiconductor 8.625%, 5/15/07 (b) .............     1,300,000        949,000
Korea Electric Power 6.375%, 12/1/03 ..................       550,000        555,496
Korea Electric Power 7.75%, 4/1/13 ....................       550,000        555,383
                                                                        ------------
                                                                           2,059,879
                                                                        ------------
MALAYSIA 0.8%
TM Global, Inc. 8.00%, 12/7/10 (b) ....................       950,000        942,875
                                                                        ------------


SEE NOTES TO FINANCIAL STATEMENTS     (13)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
MEXICO 2.1%
Maxcom Telecomunicaciane, Series B, 13.75%, 4/1/07 (b)    $   575,000   $    207,000
Nueve Grupo Iusacell S.A. de C.V. 14.25%, 12/1/06 (b) .       400,000        426,000
PEMEX Project 8.50%, 2/15/08 (b) ......................       450,000        463,500
Petro Mexicanos 9.50%, 9/15/27 ........................       750,000        800,625
TV Azteca S.A. de C.V. 10.50%, 2/15/07 ................       600,000        570,979
                                                                        ------------
                                                                           2,468,104
                                                                        ------------
NETHERLANDS 1.6%
Hermes Europe Railtel BV 10.375%, 1/15/09 .............       500,000         80,000
Hermes Europe Railtel BV 11.50%, 8/15/07, Senior Notes        975,000        156,000
Paiton Energy Funding 9.34%, 2/15/14 (b) ..............     1,000,000        300,000
Tele1 Europe BV 13.00%, 5/15/09 .......................       750 000        412,500
Tele1 Europe BV 13.00%, 5/15/09 ....................... EUR   875,000        455,548
United Pan-Europe Communications N.V., Series B,
    10.875%, 8/1/09 ...................................   $ 1,245,000        438,863
                                                                        ------------
                                                                           1,842,911
                                                                        ------------
PHILIPPINES 0.3%
Bayan Telecommunications 13.50%, 7/15/06 (b,f) ........     1,775,000        323,938
                                                                        ------------
POLAND 1.6%
Netia Holdings, Series B, 10.25%, 11/1/07 .............     1,575,000        645,750
Netia Holdings, Series B, 13.125%, 6/15/09 ............       400,000        172,000
Netia Holdings, Series B, 13.50%, 6/15/09 ............. EUR   320,000        135,447
PTC International Finance BV 11.25%, 12/1/09 ..........     1,100,000        968,449
                                                                        ------------
                                                                           1,921,646
                                                                        ------------
TUNISIA 0.4%
Banque Centrale de Tunisie 8.25%, 9/19/27 .............   $   550,000        519,750
                                                                        ------------
TURKEY 0.1%
Cellco Finance 15.00%, 8/1/05 .........................       140,000        117,075
                                                                        ------------
UNITED KINGDOM 2.9%
British Sky Broadcasting 8.20%, 7/15/09 ...............     1,300,000      1,285,053
Colt Telecom Group plc 7.625%, 7/31/08 ................ EUR   963,785        644,552
Dolphin Telecommunications plc 0.00%, 5/15/09 (d) .....   $ 1,350,000         27,000
Dolphin Telecommunications plc 0.00%, 6/1/08 (d) ...... EUR   940,000         23,873
Esprit Telecommunications Group plc 11.00%, 6/15/08 ...   $   664,679         14,067
HMV Media Group, Inc., Series B, 10.875%, 5/15/08 ..... GBP   550,000        542,192
ONO Finance plc 14.00%, 2/15/11 (b) ...................   $   440,000        374,000
RSL Communications plc 9.125%, 3/1/08 .................     1,440,000         39,600
Telewest Communications plc 0.00%, 4/15/09 (d) ........ GBP   800,000        535,151
                                                                        ------------
                                                                           3,485,488
                                                                        ------------


                                      (14)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
UNITED STATES 36.6%
Adelphia Communications, Series B, 7.75%, 1/15/09 .....   $   380,000   $    335,350
Adelphia Communications, Series B, 8.375%, 2/1/08 .....       600,000        549,000
Adelphia Communications, Series B, 9.875%, 3/1/07 .....       800,000        792,000
Advanstar Communications 12.00%, 2/15/11 (b) ..........       130,000        135,200
Allied Waste N.A. 8.875%, 4/1/08 (b) ..................       895,000        918,494
AMSC ASQ Co., Inc., Series B, 12.25%, 4/1/08 ..........       860,000        180,600
Anthem Insurance 9.125%, 4/1/10 (b) ...................       655,000        683,034
Beazer Homes USA 8.625%, 5/15/11 ......................       465,000        463,838
Blum CB Corp. 11.25%, 6/15/11 (b) .....................       340,000        334,050
CA FM Lease Trust, Senior Notes 8.50%,7/15/17 (b) .....       859,076        842,969
Centennial Cellular Holdings 10.75%, 12/15/08 .........     1,425,000      1,318,125
Centex Corp. 7.875%, 2/1/11 ...........................       650,000        646,357
Charter Communications Holdings 10.25%, 1/15/10 .......       650,000        664,625
Chesapeake Energy Corp. 8.125%, 4/1/11 (b) ............       915,000        855,525
Delhaize America, Inc. 9.00%, 4/15/31 (b) .............       625,000        679,841
D.R. Horton, Inc. 8.00%, 2/1/09 .......................       295,000        284,675
DR Securitized Finance, Series 1993-K1, Class A1,
    6.66%, 8/15/10 ....................................       609,669        532,131
DR Securitized Finance, Series 1994-K1, Class A2,
    8.375%, 8/15/15 ...................................       250,000        205,638
Echostar DBS Corp. 9.375%, 2/1/09 .....................       285,000        279,300
Encompass Services Corp. 10.50%, 5/1/09 (b) ...........       325,000        312,000
Exodus Communications, Inc. 11.625%, 7/15/10 ..........       660,000        227,700
Focal Communications Corp. 0.00%, 2/15/08 (d) .........     1,000,000        210,000
Focal Communications Corp. 11.875%, 1/15/10 ...........       880,000        282,700
Fresenius Medical Capital Trust II 7.875%, 2/1/08 .....     1,005,000        989,925
Global Crossing Holdings Ltd. 9.625%, 5/15/08 .........     1,500,000      1,185,000
Globalstar LP/Capital 11.375%, 2/15/04 (f) ............       770,000         34,650
Globalstar LP/Capital 11.50%, 6/1/05 (f) ..............       125,000          5,625
Globix Corp. 12.50%, 2/1/10 ...........................       825,000        239,250
Hayes Lemmerz International, Inc., Series B, 8.25%,
    12/15/08 ..........................................     1,915,000      1,340,500
HCA-The Healthcare Corp. 7.69%, 6/15/25 ...............     1,660,000      1,500,811
HCA-The Healthcare Corp. 8.13%, 8/4/03 ................        85,000         87,318
HCA-The Healthcare Corp. 8.75%, 9/1/10 ................       590,000        626,163
HealthNet, Inc. 8.375%, 4/15/11 (b) ...................       570,000        571,435
Hilton Hotels 7.95%, 4/15/07 ..........................       280,000        281,082
HMH Properties, Inc., Series A, 7.875%, 8/1/05 ........       455,000        445,900
Horseshoe Gaming Holdings 8.625%, 5/15/09 .............       895,000        895,000
Huntsman ICI Chemicals 10.125%, 7/1/09 ................ EUR 1,150,000        963,793
Intermedia Communications, Series B, 0.00%, 7/15/07 (d)   $   845,000        743,600
Jet Equipment Trust, Series C1, 11.44%, 11/1/14 (b) ...       300,000        311,358
Jet Equipment Trust 11.79%, 12/15/13 (b) ..............       300,000        317,763
Lear Corp., Series B, 7.96%, 5/15/05 ..................       240,000        244,293


SEE NOTES TO FINANCIAL STATEMENTS     (15)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
UNITED STATES (CONTINUED)
Lear Corp., Series B, 8.11%, 5/15/09 ..................   $   150,000   $    150,355
Lucent Technologies 6.45%, 3/15/29 ....................       480,000        276,977
Lyondell Chemical Co. 9.625%, 5/1/07 ..................       425,000        422,875
Manitowoc Co., Inc. (The) 10.375%, 5/15/11 (b) ........ EUR   210,000        183,108
McLeod USA, Inc. 11.375%, 1/1/09 ......................   $   805,000        507,150
Metromedia Fiber Network 10.00%, 12/15/09 .............       775,000        294,500
Michael Foods 11.75%, 4/1/11 (b) ......................       325,000        333,125
Mirant Americas 7.625%, 5/1/06 (b) ....................       320,000        323,006
Musicland Group, Inc. 9.875%, 3/15/08 .................       950,000        988,000
National Steel Corp., Series D, 9.875%, 3/1/09 ........       575,000        201,250
Nextel Communications, Inc. 0.00%, 9/15/07 (d) ........     2,800,000      1,977,500
Nextel Communications, Inc. 9.375%, 11/15/09 ..........       685,000        542,863
Nextlink Communications, Inc. 0.00%, 4/15/08 (d) ......     3,325,000        598,500
Nextlink Communications, Inc. 10.75%, 11/15/08 ........       735,000        235,200
NEXTMEDIA Operating, Inc. 10.75%, 7/1/11 (b) ..........       275,000        273,281
NTL, Inc., Series B, Inc. 0.00%, 4/1/08 (d) ........... GBP 1,500,000        961,159
Oil Purchase Co. 7.10%, 4/30/02 (b) ...................   $    67,257         65,876
OMNICARE, Inc. 8.125%, 3/15/11 (b) ....................       315,000        318,150
Owens-Illinois, Inc. 7.50%, 5/15/10 ...................     2,240,000      1,556,800
Owens-Illinois, Inc. 7.80%, 5/15/18 ...................       560,000        347,200
Park Place Entertainment 8.50%, 11/15/06 ..............       325,000        341,891
PG&E National Energy Group 10.375%, 5/16/11 (b) .......       255,000        257,828
Phelps Dodge 8.75%, 6/1/11 ............................       325,000        323,047
Primedia, Inc. 8.875%, 5/15/11 (b) ....................       525,000        485,625
Primus Telecommunications Group, Series B, 9.875%,
5/15/08                                                       155,000         35,650
Primus Telecommunications Group 11.25%, 1/5/09 ........       345,000         79,350
Primus Telecommunications Group 12.75%, 10/15/09 ......       315,000         72,450
PSINet, Inc., 10.00%, 2/15/05 .........................     2,005,000        120,300
PSINet, Inc., Series B, 11.00%, 8/1/09 ................     1,350,000         81,000
Radio One, Inc. 8.875%, 7/1/11 (b) ....................       220,000        220,000
RCN Corp. 0.00%, 10/15/07 (d) .........................     3,360,000      1,008,000
Rhythms Netconnections, Inc., Series B, 0.00%,
5/15/08 (d)                                                 2,365,000         70,950
Rhythms Netconnections, Inc., Series B, 14.00%, 2/15/10       265,000          7,950
RSL Communications Ltd.12.25%, 11/15/06 (f) ...........       160,000          4,400
Salem Communications Holding 9.00%, 7/1/11 (b) ........       375,000        373,125
Smithfield Foods, Inc. 7.625%, 2/15/08 ................       665,000        648,375
Station Casinos, Inc. 8.375%, 2/15/08 (b) .............       735,000        737,756
Station Casinos, Inc. 9.75%, 4/15/07 ..................       300,000        307,500
Tenet Healthcare Corp. 8.125%, 12/1/08 ................       250,000        256,563
Tenet Healthcare Corp. 8.625%, 1/15/07 ................       750,000        778,125
Toll Brothers, Inc. 8.25%, 2/1/11 .....................       705,000        685,613
TRW, Inc. 7.625%, 3/15/06 .............................       325,000        334,590
USA Waste Services 7.125%, 10/1/07 ....................     1,485,000      1,489,936
USA Waste Services 7.125%, 12/15/17 ...................       200,000        185,352


                                      (16)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
UNITED STATES (CONTINUED)
Viatel, Inc., Series A, 0.00%, 4/15/08 (D) ............   $ 1,900,000   $     38,000
Vintage Petroleum, Inc. 8.625%, 2/1/09 ................       450,000        463,500
Vintage Petroleum, Inc. 7.875%, 5/15/11 (b) ...........       250,000        242,500
Wam!Net, Inc., Series B, 0.00%, 3/1/05 (d) ............     1,890,000         94,500
Winstar Communications, Inc. 0.00%, 4/15/10 (d,f) .....     9,540,000         47,700
XM Satellite Radio, Inc. 14.00%, 3/15/10 ..............       185,000        111,000
Young Broadcasting, Inc. 10.00%, 3/1/11 (b) ...........       450,000        432,000
                                                                        ------------
                                                                          43,408,069
                                                                        ------------
TOTAL CORPORATE BONDS & NOTES
    (Cost $97,476,604) ................................                   62,470,924
                                                                        ------------

ASSET BACKED SECURITIES 0.8%
UNITED STATES 0.8%
Commercial Financial Services, Inc., Series 1997-5,
    Class A1, 7.72%, 4/15/05 (b,g) ....................       857,314        137,170
OHA Grantor Trust 11.00%, 1/15/04 .....................       867,151        821,990
                                                                        ------------
TOTAL ASSET BACKED SECURITIES
    (Cost $1,727,449) .................................                      959,160
                                                                        ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 0.5%
UNITED STATES 0.5%
Aircraft Lease Portfolio Securitization Ltd., Series
    1996-1, Class DX, 12.75%, 6/15/06 .................       601,851        541,630
Federal Mortgage Acceptance Corp., Series 1996-B,
    Class C, 7.929%, 11/15/18 (b,c) ...................       534,716             -0-
                                                                        ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
    (Cost $1,069,513) .................................                      541,630
                                                                        ------------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS 36.5%
ARGENTINA 3.4%
Republic of Argentina, Series L-GP, 4.81%, 3/31/23 (c)        350,000        218,839
Republic of Argentina 6.00%, 3/31/23 ..................     6,050,000      3,811,500
                                                                        ------------
                                                                           4,030,339
                                                                        ------------
BRAZIL 8.8%
Federated Republic of Brazil 9.625%, 7/15/05 ..........     1,150,000      1,082,840
Federated Republic of Brazil, Debt Conversion Bond,
    Series L, 5.50%, 4/15/12 (c) ......................     3,650,000      2,564,124
Federated Republic of Brazil, Debt Conversion Bond,
    Series L, 8.00%, 4/15/14 ..........................       985,128        726,531
Federated Republic of Brazil, Par Bond, Series Z-L,
    5.4375%, 4/15/24 ..................................     2,250,000      1,639,687


SEE NOTES TO FINANCIAL STATEMENTS     (17)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
BRAZIL (CONTINUED)
Federated Republic of Brazil, Series C, PIK, 8.00%,
    4/15/14 ...........................................   $ 3,920,809   $  2,891,595
Federated Republic of Brazil, Series L, 5.50%,
    4/15/09 (c) .......................................       941,176        764,705
Federative Republic of Brazil, Series EI, 5.4375%,
    4/15/06 (c) .......................................       520,000        460,850
Federative Republic of Brazil, Series EI-RG, 5.4375%,
    4/15/06 (c) .......................................       360,000        318,566
                                                                        ------------
                                                                          10,448,898
                                                                        ------------
BULGARIA 1.8%
Republic of Bulgaria Front Loaded Interest Reduction
    Bond 3.00%, 7/28/12 (d) ...........................     1,700,000      1,374,875
Republic of Bulgaria Discount Bond, Series A, 6.3125%,
    7/28/24 (c) .......................................       950,000        748,125
                                                                        ------------
                                                                           2,123,000
                                                                        ------------
CROATIA 0.3%
Republic of Croatia, Series A, 6.25%, 7/31/10 (c) .....       388,636        379,892
                                                                        ------------
ECUADOR 1.4%
Republic of Ecuador 4.00%, 8/15/30 (d) ................     1,750,000        753,375
Republic of Ecuador 12.00%, 11/15/12 ..................     1,250,000        873,125
                                                                        ------------
                                                                           1,626,500
                                                                        ------------
EGYPT 1.3%
Arab Republic of Egypt 8.75%, 7/11/11 (b) .............     1,600,000      1,598,096
                                                                        ------------
IVORY COAST 0.3%
Ivory Coast Front Loaded Interest Reduction Bond,
    Series US1, 2.00%, 3/29/18 (b,c,f) ................     1,850,000        300,625
Ivory Coast, Past Due Interest, 2.00%, 3/29/18 (a,b,f)        570,000         94,050
                                                                        ------------
                                                                             394,675
                                                                        ------------
MEXICO 6.3%
United Mexican States Discount Bonds, 8.125%, 12/30/19      2,300,000      2,173,500
United Mexican States Discount Bonds, 8.375%, 1/14/11 .     3,050,000      3,069,825
United Mexican States Discount Bonds, Series A,
    9.875%, 2/1/10 ....................................     1,950,000      2,124,524
United Mexican States Par Bond, Series A, 0.00%,
    6/30/03 (c) .......................................    12,571,000        124,453
                                                                        ------------
                                                                           7,492,302
                                                                        ------------
NIGERIA 0.3%
Central Bank of Nigeria 6.25%, 11/15/20 (d) ...........       500,000        319,030
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/10 ...       100,000         38,000
                                                                        ------------
                                                                             357,030
                                                                        ------------


                                      (18)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
PANAMA 1.6%
Republic of Panama 9.375%, 4/1/29 .....................   $   300,000   $    309,750
Republic of Panama 9.625%, 2/8/11 .....................     1,250,000      1,251,250
Republic of Panama, Past Due Interest, PIK 4.625%,
    7/17/16 (a,c) .....................................       452,628        364,543
                                                                        ------------
                                                                           1,925,543
                                                                        ------------
PERU 0.3%
Republic of Peru, Past Due Interest, 4.50%, 3/7/17 (a,d)      450,000        309,938
                                                                        ------------
PHILIPPINES 0.4%
Republic of Philippines 9.50%, 10/21/24 ...............       550,000        542,438
                                                                        ------------
POLAND 0.5%
Republic of Poland, Past Due Interest, 6.00%, 10/27/14
(a,d)                                                         600,000        590,250
                                                                        ------------
RUSSIA 6.5%
Russian Federation 5.00%, 3/31/30 (d) .................     3,450,000      1,634,437
Russian Federation 5.00%, 3/31/30 (b,d) ...............     4,359,808      2,065,458
Russian Federation 8.25%, 3/31/10 (b) .................       600,000        459,750
Russian Federation 8.25%, 3/31/10 .....................     1,200,000        919,500
Russian Federation 12.75%, 6/24/28 ....................     2,650,000      2,610,250
                                                                        ------------
                                                                           7,689,395
                                                                        ------------
QATAR 1.0%
State of Qatar 9.75%, 6/15/30 .........................     1,000,000      1,119,602
                                                                        ------------
TURKEY 0.9%
Republic of Turkey 11.875%, 1/15/30 ...................     1,250,000      1,034,375
                                                                        ------------
VENEZUELA 1.2%
Republic of Venezuela 9.25%, 9/15/27 ..................       550,000        376,200
Republic of Venezuela Par Bonds, Series W-A, 6.75%,
    3/31/20 ...........................................     1,350,000      1,019,251
                                                                        ------------
                                                                           1,395,451
                                                                        ------------
UKRAINE 0.2%
Government of Ukraine 11.00%, 3/15/07 .................       315,250        243,396
                                                                        ------------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $42,485,739) ................................                   43,301,120
                                                                        ------------
LOAN AGREEMENTS 2.5%
ALGERIA 0.2%
Algerian Loan Agreement Tranche I 7.1875%, 4/9/06 .....       241,346        210,575
                                                                        ------------
MOROCCO 2.3%
Kingdom of Morocco, Series A, 5.09%, 1/1/09 (c) .......     2,919,412      2,685,859
                                                                        ------------
TOTAL LOAN AGREEMENTS
    (Cost $2,755,703) .................................                    2,896,434
                                                                        ------------


SEE NOTES TO FINANCIAL STATEMENTS     (19)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
COMMON STOCK 0.0%
SWEDEN 0.0%
Song Networks Holding AB, ADR (a) (Cost $34,530) ......        16,443   $     36,997
                                                                        ------------
PREFERRED STOCKS 3.8%
UNITED STATES 3.8%
Broadwing Communications, Inc., Series B, 12.50% ......         1,236      1,220,550
Dobson Communications Corp. 13.50% (a) ................         1,071      1,006,599
Nextlink Communications, Inc. PIK 'D' 13.00%, (a) .....           439        287,421
Paxson Communications, Inc. 13.25%, (a) ...............            89        840,266
Primedia, Inc. 'D' 10.00% (a) .........................           620         52,080
Primedia, Inc. 'F' 9.20% (a) ..........................           890         70,533
TNP Entreprises, Inc. 'D' 14.50% (a) ..................           902        982,744
XO Communications, Inc. 13.50% (a) ....................           817         49,000
XO Communications, Inc. 14.00% (a,b) ..................         2,892         11,568
                                                                        ------------
TOTAL PREFERRED STOCKS
    (Cost $4,482,614) .................................                    4,520,761
                                                                        ------------

                                                            NO. OF
                                                         WARRANTS
WARRANTS 0.1%
COLOMBIA 0.1%
Occidente Y Caribe, expiring 3/15/04, (a,b) ...........        70,000         70,000
                                                                        ------------
MEXICO 0.0%
Maxcom Telecommunications, expiring 4/1/07 (a) ........           575             58
                                                                        ------------

UNITED STATES 0.0%
GT Group Telecommunications, Inc., expiring 2/1/10 (a,b)       13,000         35,750
Motient Corp., expiring 4/1/08 (a) ....................         8,850            664
SW Acquisition, expiring 4/1/11 (a,b) .................           800         24,000
Wam!Net, Inc., expiring 3/1/05 (a) ....................        22,500            225
XM Satellite Radio, Inc., expiring 3/15/10 (a) ........         3,700         10,175
                                                                        ------------
                                                                              70,814
                                                                        ------------

TOTAL WARRANTS
    (Cost $82,104) ....................................                      140,872
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS 96.9%
    (Cost $150,114,256) ...............................                  114,867,898
                                                                        ------------


                                      (20)     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
SHORT-TERM INVESTMENTS 0.8%
REPURCHASE AGREEMENT 0.8%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $928,274,
collateralized by U.S. Treasury inflation Notes
3.625%, due 1/15/08, valued at $950,316 ...............   $   928,000   $    928,000
                                                                        ------------

TREASURY BILL 0.1%
United States Treasury Bill 7/19/01(e) ................       100,000         99,797
                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,027,797) .................................                    1,027,797
                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES 97.8%
    (Cost $151,142,053) ...............................                  115,895,695
                                                                        ------------
FOREIGN CURRENCY 0.2%
    (Cost $284,941) ...................................                      282,449
                                                                        ------------
TOTAL INVESTMENTS 98.0%
    (Cost $151,426,994) ...............................                  116,178,144
OTHER ASSETS IN EXCESS OF LIABILITIES 2.0% ............                    2,332,305
                                                                        ------------
NET ASSETS 100% .......................................                 $118,510,449
                                                                        ============

(a)   NON-INCOME PRODUCING SECURITY

(b)   144A SECURITY-CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(c)   VARIABLE/FLOATING RATE SECURITY-RATE DISCLOSED JUNE 30, 2001.

(d) STEP BOND-COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JUNE 30, 2001. MATURITY DATE DISCLOSED IS THE ULTIMATE MATURITY DATE.

(e)   SECURITY SEGREGATED AS COLLATERAL FOR OUTSTANDING FUTURES CONTRACTS.

(f)   BOND IS IN DEFAULT.

(g)   SECURITY VALUE AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

ADR   AMERICAN DEPOSITARY RECEIPT

EUR   EURO

GBP   BRITISH POUND

PIK PAYMENT-IN-KIND. INCOME MAY BE RECEIVED IN ADDITIONAL SECURITIES OR CASH AT THE DISCRETION OF THE ISSUER.


SEE NOTES TO FINANCIAL STATEMENTS     (21)

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET       PERCENT OF
INDUSTRY                                                  VALUE       NET ASSETS
Foreign Government & Agency Obligations ............    $ 43,301,120     36.5%
Telecommunications .................................      17,121,635     14.4
Industrial .........................................      11,186,524      9.4
Cable Television ...................................       6,333,338      5.3
Health Care ........................................       4,810,340      4.0
Energy .............................................       4,338,823      3.7
Media & Entertainment ..............................       3,851,488      3.3
Financials .........................................       3,674,669      3.1
Retail .............................................       3,210,836      2.7
Loan Agreements ....................................       2,896,434      2.5
Gaming .............................................       2,282,147      1.9
Chemicals ..........................................       1,601,331      1.4
Supermarkets .......................................       1,522,809      1.3
Asset Backed Securities &
  Collateralized Mortgage Obligations ..............       1,500,790      1.3
Utilities ..........................................       1,433,885      1.2
Metals .............................................       1,319,497      1.1
Capital Equipment ..................................         949,000      0.8
Consumer Goods .....................................         816,375      0.7
Building Materials .................................         775,838      0.7
Hotel/Lodging ......................................         726,982      0.6
Real Estate ........................................         618,725      0.5
Transportation .....................................         595,312      0.5
                                                        ------------     ----
                                                        $114,867,898     96.9%
                                                        ============     ====

+     CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED
      INDUSTRIES.


                                      (22)     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $151,142,053) ......    $ 115,895,695
Foreign Currency (Cost $284,941) .............................          282,449
Margin Deposit on Futures Contracts ..........................          128,571
Receivable for:
  Interest ...................................................        2,976,106
  Investments Sold ...........................................        2,466,695
  Fund Shares Sold ...........................................          139,236
Net Unrealized Gain on Foreign Currency Exchange Contracts ...          197,531
Other ........................................................           30,854
                                                                  -------------
    Total Assets .............................................      122,117,137
                                                                  -------------

LIABILITIES:
Payable for:
  Investments Purchased ......................................        2,524,765
  Dividends Declared .........................................          434,550
  Fund Shares Redeemed .......................................          311,693
  Distribution (12b-1) and Service Fees ......................          101,885
  Investment Advisory Fees ...................................           75,275
  Professional Fees ..........................................           40,821
  Directors' Fees and Expenses ...............................           39,112
  Administrative Fees ........................................           26,566
  Shareholder Reporting Expenses .............................           18,955
  Bank Overdraft .............................................           16,926
  Custody Fees ...............................................            8,082
  Transfer Agent Fees ........................................            6,600
  Variation Margin on Futures Contracts ......................            1,458
                                                                  -------------
    Total Liabilities ........................................        3,606,688
                                                                  -------------
NET ASSETS ...................................................    $ 118,510,449
                                                                  =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares
  Authorized 2,625,000,000) ..................................    $      14,657
Paid in Capital in Excess of Par .............................      223,612,030
Accumulated Net Investment Income ............................          549,810
Net Unrealized Depreciation on Investments, Foreign
  Currency Translations and Futures ..........................      (35,045,519)
Accumulated Net Realized Loss ................................      (70,620,529)
                                                                  -------------
NET ASSETS ...................................................    $ 118,510,449
                                                                  =============


SEE NOTES TO FINANCIAL STATEMENTS     (23)

JUNE 30, 2001

  Class A Shares:
    Net Asset Value and Redemption Price Per Share
    (Based on Net Assets of $31,129,751 and 3,838,142
    Shares Outstanding) .........................................   $     8.11
                                                                    ==========
    Maximum Sales Charge ........................................        4.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ..............   $     8.51
                                                                    ==========
  Class B Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $64,060,797 and 7,931,852
    Shares Outstanding)* ........................................   $     8.08
                                                                    ==========
  Class C Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $23,319,901 and 2,887,060
    Shares Outstanding)* ........................................   $     8.08
                                                                    ==========

*     REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                      (24)     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends ....................................................     $    148,111
Interest .....................................................       17,910,351
                                                                   ------------
    Total Income .............................................       18,058,462
                                                                   ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $94,633, $764,694 and $285,064,
  respectively) ..............................................        1,144,391
Investment Advisory Fees .....................................        1,082,339
Administrative Fees ..........................................          365,886
Country Tax Expense ..........................................          159,723
Shareholder Reports ..........................................           67,777
Professional Fees ............................................           58,589
Transfer Agent Fees ..........................................           52,926
Custody Fees .................................................           41,573
Filing and Registration Fees .................................           33,619
Directors' Fees and Expenses .................................           11,561
Other ........................................................           29,757
                                                                   ------------
    Total Expenses ...........................................        3,048,141
                                                                   ------------
NET INVESTMENT INCOME ........................................     $ 15,010,321
                                                                   ============
NET REALIZED GAIN/LOSS ON:
Investments ..................................................     $ (4,940,192)
Foreign Currency Transactions ................................           54,510
Futures ......................................................          217,035
                                                                   ------------
Net Realized Loss ............................................       (4,668,647)
                                                                   ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ....................................      (11,940,145)
  End of the Period:
    Investments ..............................................      (35,246,358)
    Foreign Currency Translations ............................          178,471
    Futures ..................................................           22,368
                                                                   ------------
                                                                    (35,045,519)
                                                                   ------------
Net Unrealized Depreciation During the Period ................      (23,105,374)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS .............................     $(27,774,021)
                                                                   ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........     $(12,763,700)
                                                                   ============


SEE NOTES TO FINANCIAL STATEMENTS     (25)

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                            YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2001    JUNE 30, 2000
                                                          -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income .................................   $  15,010,321    $  20,214,308
Net Realized Gain/Loss ................................      (4,668,647)       8,126,827
Net Unrealized Depreciation During the Period .........     (23,105,374)      (8,800,614)
                                                          -------------    -------------
Net Increase/Decrease in Net Assets Resulting
   from Operations ....................................     (12,763,700)      19,540,521
                                                          -------------    -------------
DISTRIBUTIONS:
Net Investment Income:
Class A ...............................................      (4,396,455)      (5,203,356)
Class B ...............................................      (8,267,511)      (9,648,540)
Class C ...............................................      (3,047,794)      (3,503,053)
                                                          -------------    -------------
Net Decrease in Net Assets Resulting from Distributions     (15,711,760)     (18,354,949)
                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ............................................      27,845,364       31,012,606
Distributions Reinvested ..............................       9,826,161       10,327,074
Redeemed ..............................................     (59,964,109)     (79,382,125)
                                                          -------------    -------------
Net Decrease in Net Assets Resulting from
   Capital Share Transactions .........................     (22,292,584)     (38,042,445)
                                                          -------------    -------------
Total Decrease in Net Assets ..........................     (50,768,044)     (36,856,873)
NET ASSETS--Beginning of Period .......................     169,278,493      206,135,366
                                                          -------------    -------------
NET ASSETS--End of Period (Including accumulated
   net investment income of $549,810 and $1,381,930,
   respectively) ......................................   $ 118,510,449    $ 169,278,493
                                                          =============    =============


                                      (26)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                          ----------------------------------------------------------------------
CLASS A SHARES                               2001#          2000#          1999#          1998#          1997
                                          ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $     9.93     $     9.90     $    12.46     $    14.26     $    12.47
                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............         1.00           1.14           1.06           1.15           1.25
  Net Realized and Unrealized Gain/Loss        (1.77)         (0.06)         (2.51)         (0.67)          2.30
                                          ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ......        (0.77)          1.08          (1.45)          0.48           3.55
                                          ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ...............        (1.05)         (1.05)         (1.10)         (1.09)         (1.25)
  Net Realized Gain ...................           -0-            -0-            -0-         (1.19)         (0.51)
  In Excess of Net Realized Gain ......           -0-            -0-         (0.01)            -0-            -0-
                                          ----------     ----------     ----------     ----------     ----------
Total Distributions ...................        (1.05)         (1.05)         (1.11)         (2.28)         (1.76)
                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ........   $     8.11     $     9.93     $     9.90     $    12.46     $    14.26
                                          ==========     ==========     ==========     ==========     ==========
Total Return (1) ......................        -8.23%         11.39%        -11.14%          3.40%         30.29%

RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's) .....   $   31,129     $   44,932     $   58,506     $   91,579     $   76,439
Ratio of Expenses to Average Net Assets         1.55%          1.60%          1.45%          1.45%          1.52%
Ratio of Net Investment Income to
  Average Net Assets ..................        10.96%         11.41%         10.55%          8.36%          9.73%
Portfolio Turnover Rate ...............          141%           119%           121%           156%           157%
Ratio of Net Expenses to Average Net
  Assets excluding country tax expense.         1.45%          1.46%           N/A            N/A            N/A

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.

N/A NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     (27)

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                          ----------------------------------------------------------------------
CLASS B SHARES                               2001#          2000#          1999#          1998#          1997
                                          ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $     9.89     $     9.86     $    12.40     $    14.20     $    12.44
                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............         0.93           1.06           0.98           1.04           1.07
  Net Realized and Unrealized
    Gain/Loss .........................        (1.76)         (0.06)         (2.50)         (0.65)          2.35
                                          ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ......        (0.83)          1.00          (1.52)          0.39           3.42
                                          ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ...............        (0.98)         (0.97)         (1.01)         (1.00)         (1.15)
  Net Realized Gain ...................           -0-            -0-            -0-         (1.19)         (0.51)
  In Excess of Net Realized Gain ......           -0-            -0-         (0.01)            -0-            -0-
                                          ----------     ----------     ----------     ----------     ----------
Total Distributions ...................        (0.98)         (0.97)         (1.02)         (2.19)         (1.66)
                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ........   $     8.08     $     9.89     $     9.86     $    12.40     $    14.20
                                          ==========     ==========     ==========     ==========     ==========
Total Return (1) ......................        -8.99%         10.58%        -11.82%          2.63%         29.14%

RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's) .....   $   64,061     $   90,872     $  107,013     $  146,401     $   78,340
Ratio of Expenses to Average
  Net Assets ..........................         2.30%          2.35%          2.20%          2.20%          2.27%
Ratio of Net Investment Income to
  Average Net Assets ..................        10.21%         10.65%          9.81%          7.64%          8.86%
Portfolio Turnover Rate ...............          141%           119%           121%           156%           157%
Ratio of Net Expenses to Average Net
  Assets excluding country tax expense          2.20%          2.21%           N/A            N/A            N/A

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.

N/A   NOT APPLICABLE


                                      (28)     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                          ----------------------------------------------------------------------
CLASS C SHARES                               2001#          2000#          1999#          1998#          1997
                                          ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $     9.89     $     9.87     $    12.40     $    14.21     $    12.45
                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............         0.93           1.06           0.98           1.04           1.16
  Net Realized and Unrealized Gain/Loss        (1.76)         (0.07)         (2.49)         (0.66)          2.26
                                          ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ......        (0.83)          0.99          (1.51)          0.38           3.42
                                          ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ...............        (0.98)         (0.97)         (1.01)         (1.00)         (1.15)
  Net Realized Gain ...................           -0-            -0-            -0-         (1.19)         (0.51)
  In Excess of Net Realized Gain ......           -0-            -0-         (0.01)            -0-            -0-
                                          ----------     ----------     ----------     ----------     ----------
Total Distributions ...................        (0.98)         (0.97)         (1.02)         (2.19)         (1.66)
                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ........   $     8.08     $     9.89     $     9.87     $    12.40     $    14.21
                                          ==========     ==========     ==========     ==========     ==========
Total Return (1) ......................        -8.88%         10.57%        -11.83%          2.55%         29.12%

RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's) .....   $   23,320     $   33,474     $   40,616     $   60,197     $   41,709
Ratio of Expenses to Average Net Assets         2.30%          2.35%          2.20%          2.20%          2.27%
Ratio of Net Investment Income to
  Average Net Assets ..................        10.21%         10.65%          9.81%          7.62%          9.04%
Portfolio Turnover Rate ...............          141%           119%           121%           156%           157%
Ratio of Net Expenses to Average Net
  Assets excluding country tax expense          2.20%          2.21%           N/A            N/A            N/A

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     (29)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.


                                      (30)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      At June 30, 2001, approximately 82% of the net assets of the Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

      In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after Decemer 15, 2000 and requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently amortizes premiums and accretes discounts on fixed income securities; therefore, this accounting change has no impact to the Fund.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distrib-


                                      (31)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

ute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $67,902,493, which will expire between June 30, 2007 and June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $151,544,270, the aggregate gross unrealized appreciation is $3,872,762 and the aggregate gross unrealized depreciation is $39,521,337, resulting in net unrealized depreciation on long- and short-term investments of $35,648,575.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $76,760 has been reclassified from accumulated net realized loss to accumulated net investment income. A permanent difference related to expenses which are not deductible for tax purposes totaling $13,054 has been reclassified from paid in capital in excess of par to accumulated net investment income. Permanent differences related to a correction of prior year amounts have been reclassified from accumulated net investment income of $220,495, to accumulated net realized loss of $215,699 and paid in capital in excess of par of $4,796.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. In-


                                      (32)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

come and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc.(the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                            % PER ANNUM
First $500 million ............................................        0.75%
Next $500 million .............................................        0.70%
Over $1 billion ...............................................        0.65%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                           CLASS B
                       CLASS A                           AND CLASS C
                   MAX. OPERATING                      MAX. OPERATING
                    EXPENSE RATIO                       EXPENSE RATIO
                        1.55%                               2.30%

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $1,500, representing legal services provided by Skadden, Arps, Slate,


                                      (33)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $21,900, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $52,926. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $30,854 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 4.75%. For certain pur-


                                      (34)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

chases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                     CHARGE ON ASSETS SUBJECT TO
                                                            SALES CHARGE
YEAR OF REDEMPTION                                       CLASS B     CLASS C
First ...........................................          4.00%       1.00%
Second ..........................................          4.00%        None
Third ...........................................          3.00%        None
Fourth ..........................................          2.50%        None
Fifth ...........................................          1.50%        None
Thereafter ......................................           None        None

      For the period ended June 30, 2001, Van Kampen, a Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $21,400 and CDSC on redeemed shares of Classes B and C of approximately $92,500. Sales charges do not represent expenses of the Fund.


                                      (35)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

                                                YEAR ENDED        YEAR ENDED
                                                JUNE 30, 2001     JUNE 30, 2000
                                                -------------     -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................       2,040,945         1,470,858
     Distributions Reinvested ...............         349,896           350,009
     Redeemed ...............................      (3,077,283)       (3,203,852)
                                                -------------     -------------
   Net Decrease in Class A Shares Outstanding        (686,442)       (1,382,985)
                                                =============     =============
   Dollars:
     Subscribed .............................   $  18,119,686     $  14,838,696
     Distributions Reinvested ...............       3,176,408         3,493,604
     Redeemed ...............................     (27,521,860)      (32,264,042)
                                                -------------     -------------
   Net Decrease .............................   $  (6,225,766)    $ (13,931,742)
                                                =============     =============
   Ending Paid in Capital ...................   $  60,499,409+    $  66,725,638+
                                                =============     =============

CLASS B:
   Shares:
     Subscribed .............................         662,039         1,060,856
     Distributions Reinvested ...............         542,639           487,220
     Redeemed ...............................      (2,461,371)       (3,209,185)
                                                -------------     -------------
   Net Decrease in Class B Shares Outstanding      (1,256,693)       (1,661,109)
                                                =============     =============
   Dollars:
     Subscribed .............................   $   6,044,319     $  10,592,179
     Distributions Reinvested ...............       4,869,277         4,844,540
     Redeemed ...............................     (22,496,693)      (32,147,709)
                                                -------------     -------------
   Net Decrease .............................   $ (11,583,097)    $ (16,710,990)
                                                =============     =============
   Ending Paid in Capital ...................   $ 119,560,531+    $ 131,144,566+
                                                =============     =============

CLASS C:
   Shares:
     Subscribed .............................         394,959           558,763
     Distributions Reinvested ...............         197,208           200,016
     Redeemed ...............................      (1,089,143)       (1,491,227)
                                                -------------     -------------
   Net Decrease in Class C Shares Outstanding        (496,976)         (732,448)
                                                =============     =============
   Dollars:
     Subscribed .............................   $   3,681,359     $   5,581,731
     Distributions Reinvested ...............       1,780,476         1,988,930
     Redeemed ...............................      (9,945,556)      (14,970,374)
                                                -------------     -------------
   Net Decrease .............................   $  (4,483,721)    $  (7,399,713)
                                                =============     =============
   Ending Paid in Capital ...................   $  43,575,005+    $  48,059,071+
                                                =============     =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.


                                      (36)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $204,308,009 and sales of $228,728,162 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $647,300 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $96,300.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.


                                      (37)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

      At June 30, 2001, the Fund had outstanding forward currency contracts as follows:

                                                          UNREALIZED
                                             CURRENT      APPRECIATION/
            FORWARD CURRENCY CONTRACTS        VALUE       DEPRECIATION
            SHORT CONTRACTS:
            British Pound, 1,585,000
             expiring 8/9/01               $ 2,228,690      $  46,070
            Euro, 5,090,000
             expiring 7/31/01-8/29/01        4,305,431        154,819
                                           -----------      ---------
                                           $ 6,534,121      $ 200,889
                                           -----------      ---------
            LONG CONTRACTS:
            British Pound, 190,000
             expiring 8/9/01                   266,134          1,442
            Euro, 550,000
             expiring 8/29/01                  465,120         (4,800)
                                           -----------      ---------
                                           $   731,254      $  (3,358)
                                           -----------      ---------

                                                            $ 197,531
                                                            =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

      Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.


                                      (38)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      TRANSACTIONS IN FUTURES CONTRACTS FOR THE PERIOD ENDED JUNE 30, 2001, WERE AS FOLLOWS:

                                                                       CONTRACTS
Outstanding at June 30, 2000 ................................              35
Futures Opened ..............................................             157
Futures Closed ..............................................            (155)
                                                                         ----
Outstanding at June 30, 2001 ................................              37
                                                                         ====

      The futures contracts outstanding as of June 30, 2001, and the descriptions and the unrealized appreciation are as follows:

                                                              UNREALIZED
                                                CONTRACTS    APPRECIATION
            SHORT CONTRACTS:
            U.S. Long Gilt Index -
             September 2001
             (Current notional value
             $112 per contract)                       12       $10,625

            LONG CONTRACTS:
            U.S. 10 Year Note -
             September 2001
             (Current notional value
             $103 per contract)                       25        11,743
                                                      --       -------
                                                      37       $22,368
                                                      ==       =======


                                      (39)

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Worldwide High Income Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Worldwide High Income Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Worldwide High Income Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001


                                      (40)

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES VAN KAMPEN WORLDWIDE HIGH INCOME FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - CHAIRMAN
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
The following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2001. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year. For corporate shareholders 1% of the ordinary dividends qualify for the dividends received deduction. The Fund intends to pass through foreign tax credits of $159,723 and has derived gross income from sources within foreign countries amounting to $7,945,482.**
--------------------------------------------------------------------------------

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**    THIS INFORMATION IS UNAUDITED.


                                      (41)

VAN KAMPEN

PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* INCLUDES VAN KAMPEN INVESTMENTS, INC., VAN KAMPEN INVESTMENT ADVISORY CORP., VAN KAMPEN ASSET MANAGEMENT INC., VAN KAMPEN ADVISORS INC., VAN KAMPEN MANAGEMENT INC., VAN KAMPEN FUNDS INC., VAN KAMPEN INVESTOR SERVICES INC., VAN KAMPEN TRUST COMPANY, VAN KAMPEN SYSTEM INC. AND VAN KAMPEN EXCHANGE CORP., AS WELL AS THE MANY VAN KAMPEN MUTUAL FUNDS AND VAN KAMPEN UNIT INVESTMENT TRUSTS.

                                        Van Kampen Funds Inc.
                                        1 Parkview Plaza, P.O. Box 5555
                                        Oakbrook Terrace, IL 60181-5555
                                        www.vankampen.com

                                   VAN KAMPEN
                                   INVESTMENTS

                          GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2001 Van Kampen Funds Inc. All rights reserved.
                     454, 554, 654                               3658H01-AP-8/01
                     MSWW ANR 8/01